   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1998

                                                     REGISTRATION NO. 333-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                                ---------------

                       AMERICAN BAR ASSOCIATION MEMBERS/
                         STATE STREET COLLECTIVE TRUST
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

      MASSACHUSETTS                  6722                   04-6691601
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (IRS EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)  IDENTIFICATION NO.)
    INCORPORATION OR
     ORGANIZATION)

               225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                                (617) 985-3000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                        MAUREEN SCANNELL BATEMAN, ESQ.
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                      STATE STREET BANK AND TRUST COMPANY
                              225 FRANKLIN STREET
                          BOSTON, MASSACHUSETTS 02110
                                (617) 985-3000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH A COPY TO:
                            JUDITH R. THOYER, ESQ.
                   PAUL, WEISS, RIFKIND, WHARTON & GARRISON
                          1285 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10019-6064
                                (212) 373-3000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
  Pursuant to Rule 429 under the Securities Act, the prospectus contained in this Registration Statement also relates to Registration Statement No. 333-23633.

                        CALCULATION OF REGISTRATION FEE
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
  TITLE OF EACH CLASS OF SECURITIES      PROPOSED  MAXIMUM        AMOUNT OF
          TO BE REGISTERED            AGGREGATE OFFERING PRICE REGISTRATION FEE
-------------------------------------------------------------------------------
Units of beneficial interest.......     $2,000,000,000(1)(2)       $556,000

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(1) The Collective Trust may offer and sell an unlimited number of units representing interests in separate funds and portfolios of the Collective Trust, each unit to be offered and sold at the per unit net asset value of the corresponding fund or portfolio.
(2) Does not include $389,157,394 of units previously registered and remaining unsold as of November 30, 1998. The units are being carried forward pursuant to Rule 429 under the Securities Act.

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FUTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE       +
+CHANGED. THE COLLECTIVE TRUST MAY NOT SELL THESE SECURITIES UNTIL THE         +
+REGISTRATION STATEMENT RELATING TO THIS OFFERING AND FILED WITH THE           +
+SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN + +OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE +
+SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
              AMERICAN BAR ASSOCIATION MEMBERS RETIREMENT PROGRAM

                          UNITS OF BENEFICIAL INTEREST

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  The American Bar Association Members/State Street Collective Trust (the "Collective Trust") is offering units ("Units") representing pro rata beneficial interests in eight collective investment funds ("Funds") and three portfolios of the Structured Portfolio Service established under the Collective Trust. The Funds and the portfolios of the Structured Portfolio Service are investment options under the American Bar Association Members Retirement Program (the "Program"), a comprehensive retirement program sponsored by the American Bar Retirement Association ("ABRA") in which employees who are members or associates of the American Bar Association, most state and local bar associations or certain organizations related to the practice of law are eligible to participate.

  State Street Bank and Trust Company ("State Street"),the trustee of the Collective Trust, operates and administers the Funds and the portfolios of the Structured Portfolio Service and provides administrative services to the Program.

  The following Funds are available through the Program:

  STABLE ASSET RETURN FUNDSM invests primarily in high quality short-term instruments and investment contracts issued by insurance companies, banks or other financial institutions, with the objective of providing current income consistent with preserving principal and maintaining liquidity.

  INTERMEDIATE BOND FUND invests generally in debt securities of varying maturities, with an average portfolio duration of 3 to 6 years, with the objective of achieving a competitive total return from current income and capital appreciation.

  BALANCED FUND invests primarily in common stocks, other equity-type securities, medium to long-term debt securities and money market instruments, with the objective of achieving both long-term capital appreciation and current income.

  VALUE EQUITY FUNDSM invests primarily in common stocks of larger companies believed to be attractively priced relative to their future earnings power, with the objective of achieving long-term growth of capital and dividend income.

  GROWTH EQUITY FUND invests primarily in common stocks and other equity-type securities issued by large, well-established companies, with the primary objective of achieving long-term growth of capital and the secondary objective of realizing income.

  INDEX EQUITY FUND invests primarily in common stocks with the objective of replicating the total return of the broad U. S. stock market represented by the Russell 3000 Index.

  AGGRESSIVE EQUITY FUND invests primarily in common stocks and other equity-type securities issued by small to medium sized companies believed to have a strong potential for appreciation, with the objective of maximizing long-term growth of capital.

  INTERNATIONAL EQUITY FUND invests primarily in common stocks of established non-U.S. companies, with the objective of achieving long-term growth of capital.

  Assets contributed under the Program may also be invested in portfolios of the STRUCTURED PORTFOLIO SERVICESM, an investment service that offers three distinct approaches to diversifying investments in the Program by giving Investors the opportunity to select conservative, moderate or aggressive allocations of assets among the Funds described above.

  In addition, assets contributed under the Program may be invested in any publicly traded debt and equity securities and shares of numerous mutual funds through Self-Managed Accounts. The Self-Managed Accounts are not registered under the Securities Act of 1933, as amended and are described in this prospectus for information purposes only.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  FUNDS AND THE PORTFOLIOS OF THE STRUCTURED PORTFOLIO SERVICE UNDER THE COLLECTIVE TRUST ARE NOT REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940 AND, THEREFORE, ARE NOT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT. UNITS ARE NOT "REDEEMABLE SECURITIES" WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940. SEE "REGULATION OF COLLECTIVE TRUST."

                    The date of this prospectus is    , 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Description of Investment Options..........................................  16
Stable Asset Return Fund...................................................  17
Intermediate Bond Fund.....................................................  21
Balanced Fund..............................................................  24
Value Equity Fund..........................................................  26
Growth Equity Fund.........................................................  27
Index Equity Fund..........................................................  29
Aggressive Equity Fund.....................................................  31
International Equity Fund..................................................  33
Certain Information with Respect to the Funds..............................  36
Derivative Instruments.....................................................  38
Investment Advisors........................................................  42
Structured Portfolio Service...............................................  44
Self-Managed Accounts......................................................  46
Equitable Real Estate Account..............................................  46
Transfers between Investment Options and Withdrawals.......................  47
The Program................................................................  48
Adoption of Program........................................................  49
State Street ..............................................................  49
American Bar Retirement Association........................................  53
Contributions and Investment Selection.....................................  53
Deductions and Fees........................................................  56
ERISA and Fiduciary Obligations............................................  59
Regulation of Collective Trust.............................................  62
Federal Income Tax Considerations..........................................  64
Taxation of Collective Trust...............................................  67
Legal Matters..............................................................  67
Experts....................................................................  67
Available Information......................................................  67
Index to Financial Statements.............................................. F-1

  References in this prospectus to "Business Day" mean any day that the New York Stock Exchange is open for trading.

  For additional information regarding all aspects of the Program and the investment options offered thereunder, contact State Street by phone at (800) 826-8901 or by writing to American Bar Association Members Retirement Program, P.O. Box 2236, Boston, Massachusetts 02209.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY STATE STREET.

  UNITS OF BENEFICIAL INTEREST IN THE FUNDS AND THE PORTFOLIOS OF THE STRUCTURED PORTFOLIO SERVICE ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET, AND UNITS OF BENEFICIAL INTEREST ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               PROSPECTUS SUMMARY

  This summary highlights information contained elsewhere in this prospectus. Because it is a summary, it does not contain all of the information that you should consider before investing. You should read the entire prospectus carefully, including the "Risk Factors" information included in the description of each of the Funds and the portfolios of the Structured Portfolio Service.

INVESTMENT OPTIONS

  Assets contributed or held under the Program can be invested in the following collective investment funds, portfolios of the Structured Portfolio Service or a Self-Managed Account.

  COLLECTIVE INVESTMENT FUNDS

  State Street offers eight Funds under the Collective Trust. The Stable Asset Return Fund invests primarily in high quality short-term instruments and investment contracts. The Intermediate Bond Fund invests primarily in debt securities of varying maturities. The Index Equity Fund invests primarily in common stocks included in the Russell 3000 Index. The Value Equity Fund, Growth Equity Fund, Aggressive Equity Fund and International Equity Fund invest primarily in equity securities. The Balanced Fund invests in both equity and debt securities.

  State Street may make additional Funds available as investment options from time to time, subject to the approval of ABRA, and State Street may terminate or amend the terms of the investment options from time to time upon notice to, and in consultation with, ABRA.

  STRUCTURED PORTFOLIO SERVICE

  State Street also makes available three portfolios in the Structured Portfolio Service, an investment service that offers three distinct approaches to diversifying investments in the Program by giving investors the opportunity to select conservative, moderate or aggressive allocations of assets among the above-described collective investment Funds.

  SELF-MANAGED ACCOUNT

  In addition, assets contributed or held under the Program can be invested in a wide variety of publicly traded debt and equity securities and shares of numerous mutual funds through a self-managed brokerage account (the "Self-Managed Account"). Self-Managed Accounts are not registered under the Securities Act and are described in this prospectus for information purposes only. See "Self-Managed Accounts."

  The Funds, the portfolios of the Structured Portfolio Service and the Self-Managed Account are collectively referred to in this prospectus as "Investment Options."

  The following chart provides a summary of the features of the Investment Options that are available under the Program.

                         SUMMARY OF INVESTMENT OPTIONS*

             STABLE ASSET   INTERMEDIATE    BALANCED     VALUE EQUITY       GROWTH     INDEX EQUITY   AGGRESSIVE   INTERNATIONAL
             RETURN FUND**   BOND FUND        FUND           FUND        EQUITY FUND     FUND***     EQUITY FUND    EQUITY FUND
             -------------  ------------  ------------  --------------   ------------  ------------  ------------  -------------
Investment    Current        Total return  Current        Long-term       Long-term     Replication   Long-term     Long-term
 Objective:   income         from current  income and     growth of       growth of     of the total  growth of     growth of
              consistent     income and    long-term      capital and     capital and   return of     capital       capital
              with           capital       capital        dividend        some          the Russell
              preserving     appreciation  appreciation   income          dividend      3000 Index
              principal                                                   income
              and
              maintaining
              liquidity
Invests       High quality   Debt          Common         Common stocks,  Common        Most of the   Common        Common
 Primarily    short-term     securities,   stocks,        primarily of    stocks and    common        stocks of     stocks and
 In:          instruments    2/3 actively  other          large           equity-type   stocks        small to      other equity
              and            managed and   equity-type    capitalization  securities    included in   medium sized  securities
              investment     1/3 invested  securities     companies,      of large,     the Russell   companies     of
              contracts of   to replicate  and debt       believed to be  well          3000 Index    believed to   established
              insurance      the Lehman    securities     undervalued     established                 have strong   non-U.S.
              companies,     Brothers                                     companies                   appreciation  companies
              banks and      Government/                                                              potential
              financial      Corporate
              institutions   Bond Index
Risk to       Low risk to    Average       Lower than a   Average for an  Average for   Average for   Higher than   Higher than
 Principal:   principal      credit risk   fund           equity fund     an equity     a             average for   average for
                             for a debt-   investing                      fund          diversified   an equity     an equity
                             oriented      primarily in                                 U.S. equity   fund          fund,
                             intermediate  equities                                     fund                        including
                             bond fund;                                                                             risks due to
                             also risk of                                                                           currency
                             loss related                                                                           fluctuations
                             to movements
                             in interest
                             rates
Primary       Interest       Interest      Interest       Capital         Capital       Capital       Capital       Capital
 Source       income         income and    income,        appreciation    appreciation  appreciation  appreciation  appreciation
 of                          capital       dividend       and dividend    and dividend  and dividend
 Potential                   appreciation  income and     income          income        income
 Return:                                   capital
                                           appreciation
Estimated     1.12 years+    Generally 3   For debt       N/A             N/A           N/A           N/A           N/A
 Maturity                    to 6 years    securities,
 or                          duration      generally
 Duration:                                 5 to 6 years
                                           duration
Volatility    Subject to     Below         Generally      Average for a   Average for   Comparable    Above         Above
 of           interest       average       less           fund investing  a fund        to the        average for   average for
 Return:      rate           volatility    volatile       in equities     investing in  Russell 3000  a fund        a fund
              fluctuation    for a fund    than a fund                    equities      Index         investing in  investing in
                             investing in  investing                                                  equities      equities
                             debt          exclusively
                             securities;   in equities
                             volatility
                             subject to
                             fluctuations
                             in interest
                             rates
Transfer      Daily          Daily         Daily          Daily           Daily         Daily         Daily         Daily
 Permitted:

-------
* In addition, certain Plans permit investors to establish a self-managed brokerage account. See "Self-Managed Accounts."
** Invests through the State Street Bank and Trust Company ABA Members/Pooled
   Stable Asset Fund Trust, a collective investment fund maintained by State Street.
*** Invests through the State Street Bank and Trust Company Russell 3000 Non-
    Lending Fund, a collective investment fund maintained by State Street.
+  Average weighted maturity as of September 30, 1998.

                         SUMMARY OF INVESTMENT OPTIONS

                                               STRUCTURED PORTFOLIO SERVICE
                        ----------------------------------------------------------------------------
                              CONSERVATIVE                 MODERATE                AGGRESSIVE
                        -------------------------  ------------------------ ------------------------
Investment Objectives:  Higher current investment  High current investment  Long-term growth of
                        income and some capital    income and greater       capital and lower
                        appreciation               capital appreciation     current investment
                                                                            income
Allocates Assets        Stable Asset Return Fund.  Stable Asset Return      Intermediate Bond Fund..
                         30%                        Fund............... 10%  15%
 To:                    Intermediate Bond          Intermediate Bond Fund.. Value Equity Fund... 15%
                         Fund.................35%   30%
                        Value Equity Fund..... 7%  Value Equity Fund... 11% Growth Equity Fund.. 15%
                        Growth Equity Fund.... 7%  Growth Equity Fund.. 11% Index Equity Fund... 30%
                        Index Equity Fund.... 14%  Index Equity Fund... 23% Aggressive Equity Fund..
                                                                             5%
                        International Equity       International Equity     International Equity
                         Fund................. 7%   Fund............... 15%  Fund............... 20%
Transfer Permitted:     Daily                      Daily                    Daily

OTHER EXISTING INVESTMENTS

  Certain assets contributed to the Program prior to January 1, 1992 are held by The Equitable Life Assurance Society of The United States ("Equitable Life") in the Equitable Real Estate Account, The Equitable Real Estate Account is a separate account managed by ERE Yarmouth, Inc. under a contract with Equitable Life that invests primarily in real estate. See "Equitable Real Estate Account." Equitable Life will continue to hold and invest assets allocated to the Equitable Real Estate Account until they are withdrawn from the Program or transferred to another Investment Option available under the Program. Restrictions may apply to withdrawals and transfers from the Equitable Real Estate Account that may delay a withdrawal or transfer for a significant period of time following a withdrawal or transfer request. No contributions or transfers to the Equitable Real Estate Account are permitted. For more detailed information relating to the Equitable Real Estate Accounts, see "Contributions and Investment Selection--Additional Information." State Street has no control over the management of assets held by Equitable Life and is not responsible for the investment of such assets or the performance by Equitable Life or ERE Yarmouth, Inc. of their obligations under the Program with respect to such assets.

THE UNITS

  Interests in the respective Funds and the portfolios of the Structured Portfolio Service are represented by Units of beneficial interest. Each Unit represents an equal pro rata interest in the net assets of a Fund or a portfolio of the Structured Portfolio Service. Although the Funds and the portfolios of the Structured Portfolio Service are similar in certain respects to registered open-end management investment companies (commonly referred to as "mutual funds"), the Funds and the portfolios of the Structured Portfolio Service are not required to be (and are not) registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act. Units are not "redeemable securities" as defined in the Investment Company Act. See "Description of Investment Options" and "Regulation of Collective Trust." Units representing interests in the Funds or in each of the three portfolios of the Structured Portfolio Service are held by State Street, as trustee, for the benefit of the person or entity vested with investment responsibility for the assets contributed to the Program. Neither the Units nor the assets of the Funds or the portfolios of the Structured Portfolio Service are subject to the claims of State Street's creditors. The Units are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. State Street's activities in connection with the operation of the Collective Trust are subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a federal statute specifically designed to regulate the activities of pension plan fiduciaries. See "Regulation of Collective Trust."

THE PROGRAM

  The American Bar Association Members Retirement Program is a comprehensive retirement program that provides eligible employers who adopt the Program with tax-qualified employee retirement plans, a variety of investment options and related recordkeeping and administrative services. The Program is sponsored by the American Bar Retirement Association ("ABRA"), organized by the American Bar Association to sponsor retirement programs for employers who are members or associates of the American Bar Association, most state and local bar associations or certain organizations related to the practice of law, as described in the following paragraph.

ELIGIBLE EMPLOYERS AND PARTICIPANTS

  Attorneys who are sole practitioners and partnerships and professional corporations engaged in the practice of law can adopt the Program for their law practices if they or one of their partners or shareholders is a member or associate of the ABA or of a state or local bar association that is represented in the ABA's House of Delegates. Such a bar association or an organization closely associated with the legal profession that has as an owner or member of its governing board a member or associate of the ABA may also be eligible to adopt the Program. The law practices, bar associations and other organizations that are eligible to adopt the Program are referred to in this prospectus as "Eligible Employers," and those that adopt the Program are referred to as "Employers." The term "Participants" means employees (together with their beneficiaries where applicable) of Employers who have adopted the Program for their practices.

PLANS AVAILABLE UNDER THE PROGRAM

  Eligible Employers who elect to participate in the Program may do so by adopting a master plan under one or both of two ABA Members Plans sponsored by ABRA. One of the ABA Members Plans is the American Bar Association Members Retirement Plan, a defined contribution master plan, and the other is the American Bar Association Members Defined Benefit Plan, a defined benefit master plan. Eligible Employers that design and maintain their own individually designed plans may also participate in certain aspects of the Program through such plans.

THE ABA MEMBERS TRUSTS

  Assets contributed under the Program are held by State Street as trustee of the American Bar Association Members Retirement Trust in the case of assets contributed under master plans and the American Bar Association Members Pooled Trust for Retirement Plans in the case of assets contributed under individually designed plans. Assets contributed under the Program are allocated among the Investment Options available under the Program in accordance with the instructions of the person or entity vested with responsibility for determining such allocation pursuant to the terms of the particular plan.

THE TRUSTEE

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, (617) 985-3000, administers and offers the Investment Options for the Program. On behalf of its clients, State Street and its affiliates held over $4.3 trillion of assets in trust or under custody and had over $422 billion of assets under management as of September 30, 1998. State Street is also responsible for recordkeeping and administrative services required by the Program, including maintenance of individual account records or accrued benefit information for Participants whose Employers choose to have State Street maintain such account records. State Street also provides account and investment information to Employers and Participants, receives all plan contributions, effects investment and transfer transactions and distributes all benefits provided by the plans.

SUMMARY OF FEES AND DEDUCTIONS

  The table set forth below provides information regarding the various costs and expenses of the Program with respect to an investment in each of the Investment Options. Such estimated expenses are stated as a percentage of the assets of each Investment Option. Certain non-recurring fees and plan administrative fees, which will be assessed against Employers or Participant account balances, are not reflected in the table and are described elsewhere in this prospectus. For a discussion of the manner in which fees and deductions are calculated and the amount of such fees and deductions to be received by various parties in connection with the Program, see "Deductions and Fees."

                          STABLE INTER-                                            INTER-
                          ASSET  MEDIATE          VALUE  GROWTH INDEX  AGGRESSIVE NATIONAL
                          RETURN  BOND   BALANCED EQUITY EQUITY EQUITY   EQUITY    EQUITY
                           FUND   FUND     FUND    FUND   FUND   FUND     FUND      FUND
                          ------ ------- -------- ------ ------ ------ ---------- --------
ESTIMATED EXPENSES:
Program Expense Fee(1)..   .315%  .315%    .315%   .315%  .315%  .315%    .315%     .315%
Trustee, Management and
 Administrative Fees and
 Investment Advisor
 Fees(1)................   .092%  .456%    .322%   .417%  .321%  .092%    .540%     .941%
Other Expenses(2).......   .061%  .061%    .061%   .061%  .061%  .061%    .061%     .061%
                           ----   ----     ----    ----   ----   ----     ----     -----
Total...................   .468%  .832%    .698%   .793%  .697%  .468%    .916%    1.317%

--------
(1) The table is based on approximate assets of the Program on September 30, 1998, which total $2,815,000,000. The total includes $666,000,000 for the Stable Asset Return Fund, $116,000,000 for the Intermediate Bond Fund, $373,000,000 for the Balanced Fund, $125,000,000 for the Value Equity Fund, $1,036,000,000 for the Growth Equity Fund, $176,000,000 for the Index Fund, $259,000,000 for the Aggressive Equity Fund, $60,000,000 for the International Equity Fund, and $4,000,000 for the Equitable Real Estate Account. See Note 2 below. These fees vary based on the size of the Funds or, as applicable, the portfolios of the Structured Portfolio Service.
(2) Includes the amortization of organizational expenses and fees and deductions relating to recurring operational expenses, such as printing, legal, registration, consulting and accounting expenses. The foregoing chart does not include fees and expenses payable by the Employer and the Participant. It also does not include fees charged for the Self-Managed Account.

  Assets invested through the Equitable Real Estate Account are subject to the program expense fee. Transaction costs, such as brokerage fees, commissions and other expenses attributable to a Participant's or Employer's Self-Managed Account, are charged in accordance with the schedule provided to the Employer and the Participant from time to time. See "Deductions and Fees."

                            SELECTED FINANCIAL DATA

  The selected financial data below provide information with respect to income, expenses and capital changes for each Fund attributable to each Unit outstanding for the periods indicated. The selected financial data for each of the periods ended December 31 have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent accountants of the Collective Trust. The selected financial data should be read in conjunction with the financial statements of the Funds, which appear elsewhere in this prospectus. The following selected financial data for the nine months ended September 30, 1998 are unaudited. State Street, as trustee of the Collective Trust, has prepared the unaudited selected financial data on the same basis as the audited financial statements and believes that they include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation. Results for the nine months ended September 30, 1998 are not indicative of results for a full year. Per-Unit calculations have been prepared using the monthly average number of units outstanding during the period.

STABLE ASSET RETURN FUND:*

                         FOR THE PERIOD                                                             FOR THE PERIOD
                          DECEMBER 5,                        YEAR ENDED                               JANUARY 1,
                           1991** TO                        DECEMBER 31,                               1998 TO
                          DECEMBER 31,  ----------------------------------------------------------  SEPTEMBER 30,
                              1991        1992      1993      1994      1995      1996      1997         1998
                         -------------- --------  --------  --------  --------  --------  --------  --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......    $   .004    $   .042  $   .035  $   .043  $   .061  $   .058  $   .060     $   .044
Expenses................       (.000)      (.008)    (.008)    (.007)    (.007)    (.007)    (.007)       (.004)
                            --------    --------  --------  --------  --------  --------  --------     --------
Net investment income...        .004        .034      .027      .036      .054      .051      .053         .040
Reinvestment of net
 investment income......       (.004)      (.034)    (.027)    (.036)    (.054)    (.051)    (.053)       (.040)
                            --------    --------  --------  --------  --------  --------  --------     --------
Net asset value at
 beginning and end of
 period.................    $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                            ========    ========  ========  ========  ========  ========  ========     ========
Ratio of expenses to
 average net assets.....         --          .79%      .75%      .73%      .73%      .68%      .68%         .63%***
Ratio of net investment
 income to average net
 assets.................         --         3.45%     2.77%     3.55%     5.32%     5.15%     5.38%        5.47%***
Net assets at end of
 period (in thousands)..    $560,334    $589,882  $509,905  $491,979  $630,208  $634,763  $634,565     $665,862

INTERMEDIATE BOND FUND:

                                                                  FOR THE PERIOD
                                                  YEAR ENDED        JANUARY 1,
                             FOR THE PERIOD      DECEMBER 31,        1998 TO
                          SEPTEMBER 5, 1995**  -----------------  SEPTEMBER 30,
                          TO DECEMBER 31, 1995  1996      1997         1998
                          -------------------- -------  --------  --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......        $   .34        $   .67  $    .97     $    .52
Expenses................           (.02)          (.06)     (.07)        (.04)
                                -------        -------  --------     --------
Net investment income...            .32            .61       .90          .48
Net realized and
 unrealized gain (loss)
 on investments.........            .26           (.30)      .12          .59
                                -------        -------  --------     --------
Net increase in unit
 value..................            .58            .31      1.02         1.07
Net asset value at be-
 ginning of period......          10.00          10.58     10.89        11.91
                                -------        -------  --------     --------
Net asset value at end
 of period..............        $ 10.58        $ 10.89  $  11.91     $  12.98
                                =======        =======  ========     ========
Ratio of expenses to av-
 erage net assets.......            .69%***        .58%      .57%         .52%***
Ratio of net investment
 income to average net
 assets.................           9.17%***       5.82%     7.93%        5.61%***
Portfolio turnover****..              2%+           22%       14%          14%+
Total return............           5.80%+         2.93%     9.37%        8.98%+
Net assets at end of pe-
 riod (in thousands)....        $36,457        $49,612  $ 82,734     $116,263

-------
* As of September 5, 1995, the Blended Rate Fund was merged into the Enhanced Short Term Investment Fund ("ESTIF") and ESTIF's name was changed to the Stable Asset Return Fund. The financial statements of the Fund reflect a combination of the assets and liabilities of ESTIF and the Blended Rate Fund as of the effective date of the merger. As of such date, Units previously outstanding of the Blended Rate Fund were deemed exchanged for Units of ESTIF and all Units of ESTIF outstanding were deemed Units of the Stable Asset Return Fund.
** Commencement of operations.
*** Ratios annualized.
**** Reflects purchases and sales of shares of the registered investment companies in which the Fund invests rather than the turnover of the underlying portfolios of such registered investment companies.
+  Not annualized.

BALANCED FUND:*

                          FOR THE PERIOD                                                      FOR THE PERIOD
                            JANUARY 2,                       YEAR ENDED                         JANUARY 1,
                            1992** TO                       DECEMBER 31,                         1998 TO
                           DECEMBER 31,     ------------------------------------------------  SEPTEMBER 30,
                               1992           1993      1994      1995      1996      1997         1998
                          --------------    --------  --------  --------  --------  --------  --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......     $    .89       $   1.00  $   1.08  $   1.19  $   1.30  $   1.42     $   1.27
Expenses................         (.25)          (.26)     (.26)     (.29)     (.33)     (.35)        (.27)
                             --------       --------  --------  --------  --------  --------     --------
Net investment income...          .64            .74       .82       .90       .97      1.07         1.00
Net realized and
 unrealized gain (loss)
 on investments.........        (1.56)           .82      (.82)     6.07      3.78      6.59         1.64
                             --------       --------  --------  --------  --------  --------     --------
Net increase (decrease)
 in unit value..........         (.92)          1.56       --       6.97      4.75      7.66         2.64
Net asset value at
 beginning of period....        24.40          23.48     25.04     25.04     32.01     36.76        44.42
                             --------       --------  --------  --------  --------  --------     --------
Net asset value at end
 of period..............     $  23.48       $  25.04  $  25.04  $  32.01  $  36.76  $  44.42     $  47.06
                             ========       ========  ========  ========  ========  ========     ========
Ratio of expenses to av-
 erage net assets.......         1.10%***       1.07%     1.03%     1.00%      .96%      .84%         .73%***
Ratio of net investment
 income to average net
 assets.................         2.82%***       3.05%     3.32%     3.08%     2.85%     2.62%        2.71%***
Portfolio turnover......          119%****       153%      113%      155%      181%      122%         144%****
Total return............        (3.77)%****     6.64%     0.00%    27.84%    14.84%    20.84%        5.94%****
Average commissions
 rate+..................          --             --        --        --   $ 0.0550  $ 0.0510     $ 0.0484 ****
Net assets at end of
 period.................     $167,242       $193,362  $198,945  $264,526  $295,401  $358,503     $373,373

--------

VALUE EQUITY FUND:

                                                                 FOR THE PERIOD
                                                 YEAR ENDED        JANUARY 1,
                            FOR THE PERIOD      DECEMBER 31,        1998 TO
                         SEPTEMBER 5, 1995**  -----------------  SEPTEMBER 30,
                         TO DECEMBER 31, 1995  1996      1997         1998
                         -------------------- -------  --------  --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......       $   .13        $   .40  $    .47     $    .35
Expenses................          (.04)          (.14)     (.17)        (.13)
                               -------        -------  --------     --------
Net investment income...           .09            .26       .30          .22
Net realized and
 unrealized gain (loss)
 on investments.........           .84           2.54      4.08         (.44)
                               -------        -------  --------     --------
Net increase (decrease)
 in unit value..........           .93           2.80      4.38         (.22)
Net asset value at
 beginning of period....         12.00          12.93     15.73        20.11
                               -------        -------  --------     --------
Net asset value at end
 of period..............       $ 12.93        $ 15.73  $  20.11     $  19.89
                               =======        =======  ========     ========
Ratio of expenses to
 average net assets.....          1.00%***        .99%      .90%         .81 %***
Ratio of net investment
 income to average net
 assets.................          2.12%***       1.85%     1.61%        1.43 %***
Portfolio turnover......             4%****        17%       13%          21 %****
Total return............          7.75%****     21.66%    27.84%       (1.09)%****
Average commissions
 rate+..................           --         $0.0729  $ 0.0603     $ 0.0567  ****
Net assets at end of
 period (in thousands)..       $20,617        $48,131  $113,103     $124,650

--------
*The Balanced Fund changed advisors on June 30, 1997.
**Commencement of operations.
***Ratios annualized
****Not annualized.
+Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.

GROWTH EQUITY FUND:*

                         FOR THE PERIOD                                                     FOR THE PERIOD
                           JANUARY 2,                      YEAR ENDED                         JANUARY 1,
                           1992** TO                      DECEMBER 31,                         1998 TO
                          DECEMBER 31,    ------------------------------------------------  SEPTEMBER 30,
                              1992          1993      1994      1995      1996      1997         1998
                         --------------   --------  --------  --------  --------  --------  --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......    $   3.20      $   3.16  $   3.48  $   3.88  $   5.07  $   4.15    $     3.22
Expenses................       (1.45)        (1.52)    (1.60)    (1.88)    (2.22)    (2.60)        (2.22)
                            --------      --------  --------  --------  --------  --------    ----------
Net investment income...        1.75          1.64      1.88      2.00      2.85      1.55          1.00
Net realized and
 unrealized gain on
 investments............        3.00         12.99       .61     57.72     46.14     80.01         31.71
                            --------      --------  --------  --------  --------  --------    ----------
Net increase in unit
 value..................        4.75         14.63      2.49     59.72     48.99     81.56         32.71
Net asset value at
 beginning of period....      147.68        152.43    167.06    169.55    229.27    278.26        359.82
                            --------      --------  --------  --------  --------  --------    ----------
Net asset value at end
 of
 period.................    $ 152.43      $ 167.06  $ 169.55  $ 229.27  $ 278.26  $ 359.82    $   392.53
                            ========      ========  ========  ========  ========  ========    ==========
Ratio of expenses to
 average net assets.....        1.01%***       .96%      .95%      .92%      .88%      .80%          .72%***
Ratio of net investment
 income to average net
 assets.................        1.22%***      1.03%     1.12%      .98%     1.13%      .48%          .32%***
Portfolio turnover......          46%****       82%       59%       60%       64%       88%           34%****
Total return............        3.22%****     9.60%     1.49%    35.23%    21.37%    29.31%         9.09%****
Average commissions
 rate+..................         --            --        --        --   $ 0.0564  $ 0.0516    $   0.0424  ****
Net assets at end of
 period (in thousands)..    $427,933      $471,398  $479,435  $637,834  $752,798  $967,854    $1.035,702

--------

INDEX EQUITY FUND:++

                          FOR THE PERIOD                                 FOR THE PERIOD
                            APRIL 30,             YEAR ENDED               JANUARY 1,
                            1994** TO            DECEMBER 31,               1998 TO
                           DECEMBER 31,    ---------------------------   SEPTEMBER 30,
                               1994         1995      1996      1997          1998
                          --------------   -------   -------  --------   --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......     $   --        $   .02   $   .28  $    .08      $    .04
Expenses................        (.04)         (.08)     (.11)     (.12)         (.10)
                             -------       -------   -------  --------      --------
Net investment income
 (loss).................        (.04)         (.06)      .17      (.04)         (.06)
Net realized and
 unrealized gain invest-
 ments..................         .39          3.68      2.72      5.23           .38
                             -------       -------   -------  --------      --------
Net increase in unit
 value..................         .35          3.62      2.89      5.19           .32
Net asset value at be-
 ginning of period......       10.00         10.35     13.97     16.86         22.05
                             -------       -------   -------  --------      --------
Net asset value at end
 of period..............     $ 10.35       $ 13.97   $ 16.86  $  22.05      $  22.37
                             =======       =======   =======  ========      ========
Ratio of expenses to av-
 erage net assets.......         .94%***       .68 %     .69%      .62 %         .57 %***
Ratio of net investment
 income (loss) to aver-
 age net assets.........         .94%***      (.52)%    1.15%     (.22)%        (.33)%***
Portfolio turnover+++...          54%****      132 %      17%       11 %          90 %****
Total return............        3.50%****    34.98 %   20.68%    30.78 %        1.45 %****
Net assets at end of pe-
 riod (in thousands)....     $11,662       $48,020   $82,881  $153,709      $196,338

--------
*   The Growth Equity Fund changed advisors in June 1997.
**  Commencement of operations.
*** Ratios annualized.
**** Not annualized.
+Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.
++ Commencing September 5, 1995, the Index Equity Fund was invested to replicate the Russell 3000 Index. Prior to that date, the Fund was invested to replicate the Standard & Poor's 500 Composite Index.
+++ Reflects purchases and sales of units of the collective investment funds in which the Fund invests rather than the turnover of the underlying portfolios of such collective investment funds.

AGGRESSIVE EQUITY FUND:

                          FOR THE PERIOD                                                        FOR THE PERIOD
                            JANUARY 2,                     YEAR ENDED                             JANUARY 1,
                             1992* TO                     DECEMBER 31,                             1998 TO
                          DECEMBER 31,    ---------------------------------------------------   SEPTEMBER 30,
                               1992         1993       1994       1995      1996       1997          1998
                          --------------  --------   --------   --------  --------   --------   --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED:
Investment income.......     $    .30        $ .25   $    .28   $    .32  $    .36   $    .39      $    .25
Expenses................         (.26)        (.28)      (.28)      (.32)     (.39)      (.45)         (.35)
                             --------     --------   --------   --------  --------   --------      --------
Net investment income
 (loss).................          .04         (.03)       --         --       (.03)      (.06)         (.10)
Net realized and
 unrealized gain (loss)
 on investments.........         1.43         3.60      (1.00)      7.81      7.47       7.64         (6.27)
                             --------     --------   --------   --------  --------   --------      --------
Net increase (decrease)
 in unit value..........         1.47         3.57      (1.00)      7.81      7.44       7.58         (6.37)
Net asset value at
 beginning of period....        21.72        23.19      26.76      25.76     33.57      41.01         48.59
                             --------     --------   --------   --------  --------   --------      --------
Net asset value at end
 of period..............     $  23.19     $  26.76   $  25.76   $  33.57  $  41.01   $  48.59      $  42.22
                             ========     ========   ========   ========  ========   ========      ========
Ratio of expenses to av-
 erage net assets.......         1.25%**      1.15%      1.10%      1.10%     1.04%       .98 %         .93 %**
Ratio of net investment
 income (loss) to
 average net assets.....          .17%**      (.12)%      .02 %      .01%     (.06)%     (.11)%        (.27)%**
Portfolio turnover......           43%***       42 %       48 %       63%       48 %       36 %          36 %***
Total return............         6.77%***    15.39 %    (3.74)%    30.32%    22.16 %    18.48 %      (13.11)%***
Average commissions
 rate****...............          --           --         --         --   $ 0.0502   $ 0.0487      $ 0.0504  ***
Net assets at end of
 period (in thousands)..     $116,426     $153,465   $163,678   $214,539  $275,915   $331,940      $258,579

INTERNATIONAL EQUITY FUND:

                                                                 FOR THE PERIOD
                              FOR THE PERIOD     YEAR ENDED        JANUARY 1,
                               SEPTEMBER 5,     DECEMBER 31,        1998 TO
                                 1995 * TO     ----------------  SEPTEMBER 30,
                             DECEMBER 31, 1995  1996     1997         1998
                             ----------------- -------  -------  --------------
SELECTED FINANCIAL DATA FOR
 EACH UNIT OUTSTANDING
 FOR THE PERIODS INDICATED:
Investment income..........       $   .49      $   .70  $  1.12     $   .02
Expenses...................          (.03)        (.10)    (.10)       (.07)
                                  -------      -------  -------     -------
Net investment income
 (loss) ...................           .46          .60     1.02        (.05)
Net realized and unrealized
 gain (loss) on
 investments...............          (.09)        1.83     (.61)       (.34)
                                  -------      -------  -------     -------
Net increase (decrease) in
 unit value................           .37         2.43      .41        (.39)
Net asset value at
 beginning of period.......         15.00        15.37    17.80       18.21
                                  -------      -------  -------     -------
Net asset value at end of
 period....................       $ 15.37      $ 17.80  $ 18.21     $ 17.82
                                  =======      =======  =======     =======
Ratio of expenses to
 average net assets........           .57%**       .59%     .54%        .49 %**
Ratio of net investment
 income (loss) to average
 net assets................           9.2%**      3.58%    5.41%       (.38)%**
Portfolio turnover+........             4%***       73%     101%         87 %***
Total return...............          2.47%***    15.81%    2.30%      (2.14)%***
Net assets at end of period
 (in thousands)............       $10,849      $33,268  $58,997     $59,946

--------
*   Commencement of operations.
**  Ratios annualized.
*** Not annualized.
**** Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.
+ Reflects purchases and sales of shares of the registered investment company in which the Fund invests rather than turnover of the underlying portfolio of the registered investment company.

STRUCTURED PORTFOLIO SERVICE--CONSERVATIVE PORTFOLIO

                                                                 FOR THE PERIOD
                           FOR THE PERIOD      YEAR ENDED          JANUARY 1,
                            SEPTEMBER 5,      DECEMBER 31,          1998 TO
                              1995* TO       -----------------   SEPTEMBER 30,
                          DECEMBER 31, 1995   1996      1997          1998
                          -----------------  -------   -------   --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED
Investment income.......       $ .001        $   --    $   --       $   --
Expenses................        (.003)          (.01)     (.01)        (.01)
                               ------        -------   -------      -------
Net investment loss.....        (.002)          (.01)     (.01)        (.01)
Net realized and
 unrealized gain on
 investments............         .472           1.00      1.52          .70
                               ------        -------   -------      -------
Net increase in unit
 value..................          .47            .99      1.51          .69
Net asset value at be-
 ginning of period......        10.00          10.47     11.46        12.97
                               ------        -------   -------      -------
Net asset value at end
 of period..............       $10.47        $ 11.46   $ 12.97      $ 13.66
                               ======        =======   =======      =======
Ratio of expenses to av-
 erage net assets.......          .09 %**        .10 %     .09 %        .08 %**
Ratio of net investment
 loss to average net as-
 sets...................         (.06)%**       (.10)%    (.09)%       (.08)%**
Portfolio turnover***...            3 %****       34 %      33 %         42 %****
Total return............          4.7 %****     9.46 %   13.18 %       5.32 %****
Net assets at end of pe-
 riod (in
 thousands).............       $5,372        $11,201   $17,228      $21,504

STRUCTURED PORTFOLIO SERVICE--MODERATE PORTFOLIO

                                                                 FOR THE PERIOD
                           FOR THE PERIOD      YEAR ENDED          JANUARY 1,
                            SEPTEMBER 5,      DECEMBER 31,          1998 TO
                              1995* TO       -----------------   SEPTEMBER 30,
                          DECEMBER 31, 1995   1996      1997          1998
                          -----------------  -------   -------   --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED
Investment income.......       $  .001       $   --    $   --       $   --
Expenses................         (.003)         (.01)     (.01)        (.01)
                               -------       -------   -------      -------
Net investment (loss)...         (.002)         (.01)     (.01)        (.01)
Net realized and
 unrealized gain on
 investments............          .542          1.40      2.01          .62
                               -------       -------   -------      -------
Net increase in unit
 value..................           .54          1.39      2.00          .61
Net asset value at be-
 ginning of period......         10.00         10.54     11.93        13.93
                               -------       -------   -------      -------
Net asset value at end
 of period..............       $ 10.54       $ 11.93   $ 13.93      $ 14.54
                               =======       =======   =======      =======
Ratio of expenses to av-
 erage net assets.......           .09 %**       .10 %     .09 %        .08 %**
Ratio of net investment
 loss to average net as-
 sets...................          (.06)%**      (.10)%    (.09)%       (.08)%**
Portfolio turnover***...             4 %****      27 %      18 %         23 %****
Total return............           5.4 %****   13.19 %   16.76 %       4.38 %****
Net assets at end of pe-
 riod (in thousands)....       $12,379       $32,617   $66,095      $71,623

--------
*   Commencement of operations.
**  Ratios annualized.
*** Reflects purchases and sales of units of the Funds in which the Portfolios invest rather than the turnover of such underlying Funds.
**** Not annualized.

STRUCTURED PORTFOLIO SERVICE--AGGRESSIVE PORTFOLIO

                          FOR THE PERIOD                       FOR THE PERIOD
                           SEPTEMBER 5,      YEAR ENDED          JANUARY 1,
                             1995* TO       DECEMBER 31,          1998 TO
                           DECEMBER 31,    -----------------   SEPTEMBER 30,
                               1995         1996      1997          1998
                          --------------   -------   -------   --------------
SELECTED FINANCIAL DATA
 FOR EACH UNIT
 OUTSTANDING FOR THE
 PERIODS INDICATED
Investment income.......      $ .001       $   --    $   --       $   --
Expenses................       (.003)         (.01)     (.01)        (.01)
                              ------       -------   -------      -------
Net investment loss.....       (.002)         (.01)     (.01)        (.01)
Net realized and
 unrealized gain on
 investments............        .572          1.85      2.51          .32
                              ------       -------   -------      -------
Net increase in unit
 value..................         .57          1.84      2.50          .31
Net asset value at be-
 ginning of period......       10.00         10.57     12.41        14.91
                              ------       -------   -------      -------
Net asset value at end
 of period..............      $10.57       $ 12.41   $ 14.91      $ 15.22
                              ======       =======   =======      =======
Ratio of expenses to av-
 erage net assets.......         .09 %**       .10 %     .09 %        .07 %**
Ratio of net investment
 loss to average net
  assets................        (.06)%**      (.10)%    (.09)%       (.07)%**
Portfolio turnover***...           3 %****      28 %      18 %         17 %****
Total return............         5.7 %****   17.41 %   20.15 %       2.08 %****
Net assets at end of pe-
 riod (in thousands)....      $9,999       $25,558   $51,868      $56,486

--------
*Commencement of operations.
**Ratios annualized.
*** Reflects purchases and sales of units of the Funds in which the Portfolios invest rather than turnover of such underlying Funds.
****Not annualized.

CONTRIBUTIONS TO THE INVESTMENT OPTIONS

  Contributions may be allocated to the Funds or to any of the portfolios of the Structured Portfolio Service on a daily basis and are credited on the day of receipt if accompanied or preceded by proper allocation instructions. Such contributions are used to purchase Units of the Funds and the portfolios of the Structured Portfolio Service based on the relevant per Unit net asset value of each Fund or the portfolios of the Structured Portfolio Service, as applicable. Contributions may not be allocated directly to the Self-Managed Account, but must first be allocated to one or more of the other available Investment Options and then transferred to the Self-Managed Account.

TRANSFERS AMONG INVESTMENT OPTIONS

  Transfers may be made among the Funds, the portfolios of the Structured Portfolio Service and Self-Managed Accounts generally on a daily basis based on the relevant per Unit net asset value of each Fund or each portfolio of the Structured Portfolio Service, as applicable. No transfers may be made to the Equitable Real Estate Account. There is no charge for transfers.

BENEFITS AND DISTRIBUTIONS

  A Participant's eligibility for benefits depends on the terms of the applicable plan through which they participate. For information regarding the terms of an individually designed plan, a Participant should contact his or her Employer.

ADDITIONAL INFORMATION

  Persons who are already Employers or who are vested with responsibility for determining the allocation of assets under a particular plan may obtain administrative and investment allocation and transfer forms or additional information by calling State Street at (800) 348-2272 between 9:00 a.m. and 8:00 p.m. Eastern time or by writing to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. Participants may also obtain such forms from their Employers.

  For information regarding enrollment in the Program, Eligible Employers may call State Street at (800) 826-8901 between 9:00 a.m. and 5:00 p.m. Eastern time or write to State Street Bank and Trust Company, P.O. Box 2236, Boston, Massachusetts 02209-9109.

  A recorded message providing current account information can be obtained by calling State Street at (800) 348-2272.

                       DESCRIPTION OF INVESTMENT OPTIONS

  State Street offers eight collective investment Funds and three portfolios in a Structured Portfolio Service under the Collective Trust. The Funds and the portfolios of the Structured Portfolio Service are Investment Options under the Program. Assets invested through the ABA Members Plans are held under the American Bar Association Members Retirement Trust, and assets invested through individually designed plans are held under the American Bar Association Members Pooled Trust for Retirement Plans. State Street is the sole trustee of each of these trusts.

  The following are Investment Options under the Program. The Stable Asset Return Fund invests primarily in high quality short-term instruments and investment contracts. The Intermediate Bond Fund invests primarily in debt securities of varying maturities, with approximately two-thirds of such portfolio to be actively managed and one-third of such portfolio to be invested to replicate the Lehman Brothers Government/Corporate Bond Index. The Index Equity Fund invests primarily in common stocks included in the Russell 3000 Index. The Balanced Fund, Value Equity Fund, Growth Equity Fund, Aggressive Equity Fund and International Equity Fund invest primarily in equity securities or, in the case of the Balanced Fund, a combination of equity and debt securities. Assets contributed or held under the Program may also be invested in the portfolios of the Structured Portfolio Service, which offer three approaches to diversifying investments in the Program by giving Investors the opportunity to select conservative, moderate or aggressive allocations of assets among the Program's Funds. In addition, assets contributed under the Program may be invested in any publicly traded debt and equity securities and shares of numerous mutual funds through a Self-Managed Account.

  Interests in the respective Funds and the portfolios of the Structured Portfolio Service are represented by Units, each of which represents an undivided pro rata share of the net assets of underlying Funds. Although the Funds and the portfolios of the Structured Portfolio Service are similar in certain respects to registered open-end management investment companies (commonly referred to as "mutual funds"), the Funds and the portfolios of the Structured Portfolio Service are not registered as investment companies under the Investment Company Act and, therefore, are not subject to the requirements of such act. The Units representing interests in the Funds and the portfolios of the Structured Portfolio Service are held by State Street, as trustee of the American Bar Association Members Retirement Trust and the American Bar Association Pooled Trust for Retirement Plans, for the benefit of investors of the plans held in those trusts. Neither the Units nor the assets of the Funds or a portfolio of the Structured Portfolio Service, as applicable, are subject to the claims of State Street's creditors. The Units are not insured by the Federal Deposit Insurance Corporation or any governmental agency. State Street's activities as trustee of the Collective Trust are subject to the requirements of ERISA. There are no voting rights connected with the ownership of Units. See "Regulation of Collective Trust."

  Units in the Funds and the portfolios of the Structured Portfolio Service are not "redeemable securities" within the meaning of the Investment Company Act. However, each Unit entitles an investor to exercise rights that are substantially similar to the rights of holders of "redeemable securities" issued by a mutual fund. Units in each Fund and in each portfolio of the Structured Portfolio Service may be withdrawn on each Business Day (subject to applicable restrictions under the terms of the Program) for cash equal to the per Unit net asset value of the Fund or the portfolio in the Structured Portfolio Service, respectively. In addition, transfers may be made among the Funds and the portfolios in the Structured Portfolio Service based on the relevant per Unit net asset values.

  For purposes of the descriptions of the Funds herein, investments by a Fund in collective investment funds maintained by State Street are deemed to be investments in the underlying securities held by such collective investment funds.

                           STABLE ASSET RETURN FUND

  INVESTMENT OBJECTIVE. The investment objective of the Stable Asset Return Fund is to provide current income consistent with the preservation of principal and liquidity. The Stable Asset Return Fund invests in investment contracts and high quality short-term instruments through collective investment funds maintained by State Street. THERE CAN BE NO ASSURANCE THAT THE STABLE ASSET RETURN FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Stable Asset Return Fund invests in obligations of the United States government and its agencies and instrumentalities (referred to as "U.S. Government Obligations") and notes, bonds and similar debt instruments of corporations, commercial paper, certificates of deposit and time deposits, bankers' acceptances, supranational and sovereign debt obligations (including obligations of foreign government sub-divisions), asset-backed securities, master notes, promissory notes, funding agreements, variable and indexed interest notes and repurchase agreements (collectively, "Short-Term Investment Products"). The Stable Asset Return Fund may invest in U.S. Government Obligations and Short-Term Investment Products so long as the average weighted duration of all such investments does not exceed 120 days. The average weighted maturity of the U.S. Government Obligations, the Short-Term Investment Products and the Investment Contracts shall not exceed 18 months. The Fund also invests in investment contracts, including "Synthetic GICs" issued by insurance companies, banks or other financial institutions. "Synthetic GICs" are arrangements comprised of an investment in one or more underlying securities and a contract issued by an insurance company, bank or other financial institution that provides for the return of principal and an agreed upon rate of interest for purposes of permitting the Fund to be benefit responsive (that is, responsive to withdrawal, transfer and benefit payment requests). The underlying securities of Synthetic GICs generally consist of fixed income debt instruments. As of September 30, 1998, approximately 46% of the Fund's assets were invested in Short-Term Investment Products and 54% of the Fund's assets were invested in investment contracts. As of September 30, 1998, the average weighted maturity of the Stable Asset Return Fund was 1.12 years. The Fund's portfolio will be structured to provide cash flow to assist liquidity management and to limit the volatility of movement in interest rates received by the Fund while maintaining a rate of return that is sensitive to current interest rates.

  INVESTMENT GUIDELINES AND RESTRICTIONS AND CERTAIN RISK FACTORS. The Fund may invest in a variety of U.S. Government Obligations, including bills and notes issued by the U.S. Treasury and securities issued by agencies of the U.S. Government, such as the Farmers Home Administration, the Export Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. Not all U.S. Government Obligations are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, and securities issued by the Federal Home Loan Bank are supported only by the credit of the issuing agency. There is no guarantee that the U.S. Government will support these types of securities, and, therefore, they involve more risk than U.S. Government Obligations that are supported by the full faith and credit of the United States.

  The Stable Asset Return Fund may enter into repurchase agreements with a variety of banks and broker-dealers. In a repurchase agreement transaction, the Fund acquires securities (usually U.S. Government Obligations) for cash and obtains a simultaneous commitment from the seller to repurchase the securities at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. The difference between the sale and the repurchase price is, in effect, interest for the period of the agreement. In such transactions, the securities purchased by the Stable Asset Return Fund will have a total value at least equal to the amount of the repurchase price and will be held by State Street until repurchased. State Street will continually monitor the value of the underlying securities to verify that their value, including accrued interest, always equals or exceeds the repurchase price.

  The Stable Asset Return Fund may invest in U.S. dollar-denominated instruments issued by foreign banks and foreign branches of U.S. banks, which may involve special risks. Foreign banks may not be required to maintain the same financial reserves or capital that are required of U.S. banks. Restrictions on loans to single borrowers, prohibitions on certain self-dealing transactions and other regulations designed to protect the safety and solvency of U.S. banks may not be applicable to foreign banks. Furthermore, investments in foreign banks may involve additional risks similar to those associated with investments in foreign securities described in "International Equity Fund--Certain Risk Factors." Foreign branches of U.S. banks are generally subject to the U.S. banking laws, but obligations issued by such branches, which are sometimes payable only by the branch, may be subject to country risks relating to actions by foreign governments that may restrict or even shut down the operations of some or all banks. The Stable Asset Return Fund may also invest in U.S. dollar-denominated instruments issued by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the European Investment Bank, the International Bank for Reconstruction and Development (World Bank) and the Nordic Investment Bank. For risks associated with investments in foreign securities, see "International Equity Fund--Certain Risk Factors."

  The Stable Asset Return Fund may commit to purchasing securities on a "when-issued" basis, such that payment for and delivery of a security will occur after the date that the Fund commits to purchase the security. The payment obligation and the interest rate that will be received on the security are each fixed at the time of the purchase commitment. Prior to payment and delivery, however, the Stable Asset Return Fund will not receive interest on the security, and will be subject to the risk of a loss if the value of the when-issued security is less than the purchase price at the time of delivery.

  The Stable Asset Return Fund, as well as any other State Street collective fund through which the Fund invests, is permitted to invest in asset-backed securities (other than CMOs or other mortgage-backed securities), subject to the rating and quality requirements specified with respect to such Fund. Asset-backed securities are issued by trusts and special purpose entities that securitize various types of assets, such as automobile and credit card receivables. Asset-backed securities may involve certain credit risks resulting primarily from the fact that asset-backed securities are issued by such trusts or special purpose entities with no other assets and do not usually have the benefit of a complete security interest in such assets. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. For information regarding risk factors with respect to the use of derivative instruments, see "Derivative Instruments."

  Except with respect to U.S. Government Obligations, the Stable Asset Return Fund may invest in a Short-Term Investment Product only if at the time of purchase, the instrument is (i) rated in one of the two highest rating categories applicable to corporate bonds by at least two nationally recognized statistical rating organizations, at least one of which must be Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"),
(ii) rated in the highest rating category applicable to commercial paper by at least two nationally recognized statistical rating organizations, at least one of which must be S&P or Moody's, or (iii) if unrated, issued or guaranteed by an issuer that has other comparable outstanding instruments that are so rated or is itself rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations, at least one of which must be S&P or Moody's. For purposes of this restriction, an investment in a repurchase agreement will be considered to be an investment in the securities that are the subject of the repurchase agreement. Except with respect to certain U.S. Government Obligations, each instrument purchased will be subject to the risks of default by the issuer and the non-payment of interest or principal that are usually associated with unsecured borrowings.

  The Stable Asset Return Fund may not invest in any investment contract unless, at the time of purchase, the investment contract or the issuer thereof is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations, at least one of which must be S&P or Moody's. Although these rating standards must be satisfied at the time an investment contract is issued, the financial condition of an issuer may change prior to maturity. The Stable Asset Return Fund will generally be unable to dispose of an investment contract prior to its maturity in the event of the deterioration of the financial condition of the issuer.

  Except for investment contracts, the Fund generally does not invest more than 5% of its assets in securities of a single issuer, determined at the time of purchase, other than U.S. Government Obligations. For purposes of this 5% limitation, investments in collective investment funds maintained by State Street are considered to be investments in the underlying securities held by such collective investment funds, and investments in repurchase agreements are considered to be investments in the securities that are the subject of such repurchase agreements. Other than investment contracts, the Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days or portfolio securities that are not readily marketable or redeemable, determined at the time of purchase. The proportion of the assets of the Fund invested in investment contracts of any one insurance company, bank or financial institution may generally not be greater than 15% of the aggregate value of investment contracts included in the Fund's portfolio, and in no event greater than 20%, in each case determined at the time of purchase. To the extent that the assets of the Stable Asset Return Fund are committed to investment contracts of a single issuer, the Fund will be subject to a greater risk that a default by such issuer will have a material adverse effect on the Fund. The Stable Asset Return Fund will not acquire warrants or make any other investment that is inconsistent with the restrictions applicable to the other Funds described under "Certain Information with Respect to the Funds-- Investment Prohibitions." Except as explicitly set forth above and in "Derivative Instruments," there are no other investment restrictions applicable to the Stable Asset Return Fund.

  VALUATION OF UNITS. When an Investor allocates assets to the Stable Asset Return Fund, the account of the investor is credited with that number of Units with an aggregate price equal to the value of such assets allocated to the Fund. Each Business Day the net income accrued by the Stable Asset Return Fund is calculated and additional Units of the Fund with an aggregate value equal to the accrued net income of the Fund are issued in proportion to the investors' interests.

  THE STABLE ASSET RETURN FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER UNIT, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO
SO. Consistent with this objective, the Short-Term Investment Products of the Stable Asset Return Fund are valued on the basis of a valuation method known as "Amortized Cost Pricing." Amortized Cost Pricing involves valuing an instrument initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in the overvaluation or undervaluation of a particular instrument relative to the market value of the instrument. The longer the maturity of an instrument, the greater the exposure to such risk of overvaluation or undervaluation. Investment contracts are valued at contract value (cost plus accrued interest).

  If an investor were to receive a distribution from, or transfer out of, the Stable Asset Return Fund at a time when the Stable Asset Return Fund was overvalued, the investor would be overpaid (based on market price) and the value of the investments of remaining investors would be diluted. Conversely, if an investor were to receive a distribution from, or transfer out of, the Stable Asset Return Fund at a time when the Stable Asset Return Fund was undervalued, the investor would be underpaid (based on market price) and the value of the investments of remaining investors would be increased. If State Street determines that the per Unit net asset value of the Stable Asset Return Fund, to the extent such value is determined based on Amortized Cost Pricing method, deviates from the net asset value determined by using available market quotations or market equivalents (market value) to a large enough extent that it may result in a material dilution or other unfair result to investors, State Street may adjust the per Unit net asset value of the Fund or take other action that it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or other unfair result. For this purpose, only the Short-Term Investment Products are tested on a mark-to-market basis. Such valuations for the investment contracts held in the Fund are not required by generally accepted accounting principles because of the benefit responsive structure of the investment contracts held in the Fund.

  PERFORMANCE INFORMATION. The Stable Asset Return Fund may, from time to time, report its performance in terms of its "yield" and "effective yield." The Fund's yield is determined based upon historical earnings and is not intended to indicate future performance. The "yield" of the Fund refers to the annualized income generated by a daily investment in the Fund. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A recorded message providing performance information for the Stable Asset Return Fund is available at (800) 826-8905.

  INVESTMENT ADVISOR. State Street is sole manager of the Stable Asset Return Fund. State Street may in the future employ investment advisors, at its discretion, to manage portions of the Fund, subject to consultation with ABRA.

                             INTERMEDIATE BOND FUND

  INVESTMENT OBJECTIVE. The investment objective of the Intermediate Bond Fund is to achieve a total return from current income and capital appreciation by investing primarily in a diversified portfolio of fixed-income securities. A portion of the Intermediate Bond Fund (approximately two-thirds) will be actively managed, investing in fixed-income securities with a portfolio duration generally from 3 to 6 years. The other portion of the Intermediate Bond Fund--the index portion--will be invested to replicate the Lehman Brothers Government/Corporate Bond Index, which is composed of approximately 5,000 issues of fixed-income securities, including U.S. Government Obligations and investment grade corporate bonds, each with an outstanding market value of at least $25 million and remaining maturity of greater than one year. As of September 30, 1998, U.S. Government Obligations and corporate debt securities represented 70% and 30%, respectively, of the Lehman Brothers Government/Corporate Bond Index. The actively managed portion seeks to achieve, over an extended period of time, total returns comparable or superior to broad measures of the domestic bond market. LEHMAN BROTHERS, INC. DOES NOT SPONSOR THE INTERMEDIATE BOND FUND, NOR IS IT AFFILIATED IN ANY WAY WITH THE INTERMEDIATE BOND FUND OR STATE STREET. THERE CAN BE NO ASSURANCE THAT THE INTERMEDIATE BOND FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The actively managed portion of the Intermediate Bond Fund is expected to invest its assets in fixed-income securities of varying maturities with a portfolio duration generally from 3 to 6 years. The level of investments in fixed income securities of this portion of the Intermediate Bond Fund will vary, depending upon many factors, including economic conditions, interest rates and other relevant considerations. In selecting securities, economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other security selection techniques will be taken into account.

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payment prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  The portion of the Fund's assets committed to investment in debt securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the outlook for the U.S. and foreign economies, the financial markets and other factors. The portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that are believed to be relatively undervalued.

   The index portion of the Intermediate Bond Fund will attempt to hold a representative sample of the securities in the Lehman Brothers Government/Corporate Bond Index so that, in the aggregate, the investment characteristics of this portion of the Intermediate Bond Fund's portfolio will resemble those of the Lehman Brothers Government/Corporate Bond Index. However, the index portion of the Intermediate Bond Fund is not expected to track the Lehman Brothers Government/Corporate Bond Index with the same degree of accuracy that complete replication of such index would provide. Over time, the portfolio composition of the index portion of the Intermediate Bond Fund will be altered (or "rebalanced") to reflect changes in the characteristics of the Lehman Brothers Government/Corporate Bond Index.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The actively managed portion of the Intermediate Bond Fund will invest primarily in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies (subject to a 20% limit on foreign securities, as described below): U.S. Government Obligations; corporate debt securities; corporate commercial paper; mortgage-backed securities; asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency denominated securities. The Intermediate Bond Fund may hold different percentages of the assets in these various types of securities.

  For the purpose of achieving income, the actively managed portion of the Intermediate Bond Fund may enter into repurchase agreements, but may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days. See "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors."

  The index portion of the Intermediate Bond Fund will invest its assets so as to replicate the Lehman Brothers Government/Corporate Bond Index. Under normal market conditions, at least 90% of the value of the total assets of the index portion will be invested in securities comprising the Lehman Brothers Government/Corporate Bond Index. For temporary defensive purposes, the index portion of the Intermediate Bond Fund may invest without limitation in U.S. Government Obligations, commercial paper, and other short-term instruments of the type purchased by the Stable Asset Return Fund, as described in "Stable Asset Return Fund." The index portion of the Intermediate Bond Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  For information with respect to the use of derivative instruments, see "Derivative Instruments." In addition, the Intermediate Bond Fund is subject to the same investment restrictions that are applicable to the other Funds. See "Certain Information with Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS WITH RESPECT TO THE INTERMEDIATE BOND FUND. For information regarding certain risk factors with respect to investing in certain short-term instruments, see "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors," and, for information regarding risk factors with respect to the use of derivative instruments and mortgage-backed securities, see "Derivative Instruments."

  The Intermediate Bond Fund may purchase or sell securities on a when-issued or delayed delivery basis. For information regarding certain risks involved in these activities, see "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors."

  The actively managed portion of the Intermediate Bond Fund will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. See "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund increase, which may adversely affect the Fund's performance. Because the types and proportions of the Intermediate Bond Fund's assets may change frequently in accordance with market conditions, an annual portfolio turnover rate cannot be predicted.

  Index funds, such as the index portion of the Intermediate Bond Fund, seek to create a portfolio which substantially replicates the total sum of the securities comprising the applicable index. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. Therefore, brokerage costs, transfer taxes and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds.

  Portfolio turnover was 14% for the nine months ended September 30, 1998, 14% for the twelve months ended December 31, 1997, 22% for the twelve months ended December 31, 1996 and 2% for the period from September 5, 1995 to December 31, 1995. Such turnover reflects purchases and sales of shares of the registered investment companies in which the Fund invests rather than the turnover of the underlying portfolios of such registered investment companies. See "-- Investment Advisors and Initial Investments in Registered Investment Companies."

  PERFORMANCE INFORMATION. The Fund's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all Fund's dividends and capital gain distributions are reinvested. The "total return" sought by the Intermediate Bond Fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities and futures and options. A recorded message providing current unit values and yield for the Intermediate Bond Fund is available at (800) 348-2272. While the Intermediate Bond Fund is invested in registered investment companies (as described below) the yield for the Intermediate Bond Fund will be calculated by taking the weighted average annualized yield of such registered investment companies and adjusting for the Fund's expenses. It is expected that when the Fund is no longer invested in registered investment companies, the Fund's "yield" will be calculated by dividing its net investment income per Unit earned during the specified period by its net asset value per Unit on the last day of such period and annualizing the result.

  INVESTMENT ADVISORS AND INITIAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. State Street expects to select Pacific Investment Management Company ("PIMCO") to serve as Investment Advisor to provide investment advice and arrange for the execution of purchases and sales of securities for the actively managed portion of the Intermediate Bond Fund, subject to the supervision and approval of State Street.

  State Street, however, based upon the advice of PIMCO, has determined that in order to provide for efficient investment of the Bond Fund's assets, until a minimum level of assets (in this case approximately $75 million to $100 million) has been allocated to the actively managed portion of the Intermediate Bond Fund, PIMCO's advice will be obtained by investing approximately two-thirds of the assets allocated to the Intermediate Bond Fund in the PIMCO Total Return Fund, an open-end management investment company registered under the Investment Company Act and managed by PIMCO. As of September 30, 1998, $78 million in assets were allocated to the actively managed portion of the Bond Fund and such assets are currently invested in the PIMCO Total Return Fund. The PIMCO Total Return Fund invests at least 65% of its assets in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration generally from 3 to 6 years. The PIMCO Total Return Fund has substantially similar investment objectives to the actively managed portion of the Intermediate Bond Fund and also invests in convertible securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds, and loan participations; delayed funding loans and revolving credit facilities; reverse repurchase agreements; and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities. After the minimum level of assets referred to above is attained by the actively managed portion of the Intermediate Bond Fund, State Street expects that such portion will be managed as a separate collective trust portfolio by State Street, with the advice of PIMCO.

  With respect to the index portion of the Intermediate Bond Fund, State Street expects to select Barclay's Global Investors to serve as Investment Advisor to provide investment advice and arrange for the execution of purchases and sales of securities for the index portion of the Intermediate Bond Fund, subject to the supervision and approval of State Street.

  State Street, however, upon the advice of Barclay's Global Investors, has determined that in order for the index portion of the Intermediate Bond Fund to meet its investment objective and to provide for efficient investment of the index portion of the Intermediate Bond Fund's assets, until the assets in the index portion of the Fund reach approximately $200 million, the advice of Barclay's Global Investors will be obtained by investing approximately one-third of the assets allocated to the Intermediate Bond Fund in the Masterworks Bond Index Fund, an open-end management investment company registered under the Investment Company Act. The Masterworks Bond Index Fund primarily invests in the securities represented in the Lehman Brothers Government/Corporate Bond Index. As of September 30, 1998, $38 million in assets were allocated to the index portion of the Intermediate Bond Fund and such assets are currently invested in the Masterworks Bond Index Fund. The Masterworks Bond Index Fund is managed by Barclay's Global Investors. The Masterworks Bond Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the LB Bond Index. After the value of the assets in the index portion of the Intermediate Bond Fund exceeds $200 million, State Street expects that such portion will be managed as a separate collective trust portfolio by State Street with the advice of Barclay's Global Investors.

  State Street will monitor the performance of the PIMCO Total Return Fund and the Masterworks Bond Index Fund, in light of the Intermediate Bond Fund's investment objectives, to determine whether the continued investment by the Intermediate Bond Fund in such registered investment companies is appropriate. If State Street concludes that the investment objectives or performance of the PIMCO Total Return Fund and the Masterworks Bond Index Fund are no longer consistent with those of the actively managed portion and index portion of the Intermediate Bond Fund, respectively, State Street may transfer a portion or all of the assets of the Intermediate Bond Fund that are invested in such registered investment companies to other registered investment companies or collective investment funds managed by State Street, which, in light of the investment objectives of the Bond Fund, State Street deems to be more appropriate. When the assets in the actively managed and indexed portions of the Intermediate Bond Fund reach the levels at which they will become managed as separate trust portfolios, State Street and the Investment Advisors will determine appropriate redemption procedures from the PIMCO Total Return Fund and the Masterworks Bond Index Fund.

  State Street has determined the percentage of the assets in the Intermediate Bond Fund to be allocated to each portion of the Intermediate Bond Fund. Unless altered by State Street, contributions to and withdrawals from the Intermediate Bond Fund will be allocated two-thirds to the actively managed portion of the Fund, for which State Street receives investment advice from PIMCO, and one-third to the index portion of the Fund, for which State Street receives investment advice from Barclay's Global Investors. Income and gains attributable to the assets allocated to each portion will remain allocated to such portion, thereby changing the percentage of total assets of the Intermediate Bond Fund allocated to each portion. An Investment Advisor whose portion experiences superior performance may thus provide investment advice with respect to a larger percentage of the assets of the Intermediate Bond Fund than originally allocated to such portion. For additional information with respect to the Investment Advisors, see "Investment Advisors."

                                 BALANCED FUND

  INVESTMENT OBJECTIVE. The investment objective of the Balanced Fund is to achieve both current income and long-term capital appreciation. The Balanced Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to an appropriate combination of broad measures of the domestic stock and bond markets. THERE CAN BE NO ASSURANCE THAT THE BALANCED FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Balanced Fund invests in publicly traded common stocks, other equity-type securities, long-term debt securities with varying maturities and money market instruments. The Balanced Fund normally maintains at least 40%, but not more than 70%, of its total assets in common stocks and other equity-type instruments, including convertible securities, and at least 30%, but not more than 60%, of its total assets in nonconvertible debt securities and money market instruments. The Balanced Fund invests only in long-term debt securities of varying maturities that are rated investment grade by a nationally recognized statistical rating organization or, if unrated, determined by State Street to be of comparable quality. The Balanced Fund varies the portion of its assets invested in equity securities, debt securities and money market instruments to achieve the Fund's investment objective based upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The Balanced Fund invests in equity securities of the same types as those in which the Growth Equity Fund invests. See "Growth Equity Fund." The Balanced Fund also invests in Short-Term Investment Products of the same types as those in which the Stable Asset Return Fund invests. See "Stable Asset Return Fund--Strategy." In addition, the Balanced Fund may continue to hold current investments in the collateralized mortgage obligations (known as "CMOs") that are included in its portfolio. However, no such additional investments may be made. As to certain risks associated with CMOs, see "Derivative Instruments."

  To the extent that the assets of the Balanced Fund are invested in securities of a single issuer, there is a greater risk that a deterioration in performance or default by such issuer will have a material adverse effect on the Fund.

  For temporary defensive purposes, the Balanced Fund may invest without limitation in U.S. Government Obligations, commercial paper and other short-term instruments of the types purchased by the Stable Asset Return Fund, as described in "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of bond or equity markets, an extreme financial calamity or the threat of any such event. Additional investment restrictions applicable to the Balanced Fund are described in "Certain Information with Respect to the Funds--Investment Prohibitions."

  Effective June 30, 1997, State Street began to direct the allocation of the Fund's assets between debt and equity securities consistent with the Fund's strategy and began to obtain investment advice from separate advisors for each of the debt and equity portions of the Fund. Before then, State Street allocated a portion of the Fund's assets to each of its Investment Advisors, who then advised State Street with respect to both debt and equity securities and with respect to the allocation of the Fund's assets between debt and equity securities. Effective June 30, 1997, State Street directed that approximately 40% of the Balanced Fund's assets be allocated to debt securities (with respect to which State Street will receive advice from one Investment Advisor) and approximately 60% be allocated to equity securities (with respect to which State Street will receive advice from another Investment Advisor). Contributions to and withdrawls from the Fund are allocated so that the percentage of debt and equity securities will be as close to approximately 40% and 60%, respectively, as may be practical, taking into account the level of contributions and withdrawals and the Fund's percentage of debt and equity securities at the time of each contribution or withdrawal. State Street may change the allocation within the Fund, as well as the allocation of the contributions to and withdrawals from the Fund from time to time. Income and gains attributable to the assets allocated to each Investment Advisor will remain allocated to such Investment Advisor unless reallocated by State Street.

  CERTAIN RISK FACTORS. For information and risk factors associated with investing in equity and debt securities, see "Index Equity Fund--Certain Risk Factors," and in certain short-term instruments, see "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors." For information with respect to the use of derivative instruments and mortgage-backed securities, see "Derivative Instruments." In addition, investments in foreign securities involve special risks. For certain risk factors associated with investing in foreign securities, see "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. Because the types and proportions of the Balanced Fund's assets may change frequently in accordance with market conditions, an annual portfolio turnover rate cannot be predicted. The turnover was 144% for the nine months ended September 30, 1998, 122%, for the twelve months ended December 31, 1997, 181% for the twelve months ended December 31, 1996 and 155% for the twelve months ended December 31, 1995.

  INVESTMENT ADVISORS. State Street has retained Capital Guardian Trust Company and Miller, Anderson & Sherrerd to serve as Investment Advisors to provide investment advice and arrange for the execution of purchases and sales of securities for the Balanced Fund. Capital Guardian Trust Company will serve as Investment Advisor with respect to investments in equity securities and Miller, Anderson & Sherrerd will serve as Investment Advisor with respect to investments in debt securities. For additional information regarding the Investment Advisors, see "Investment Advisors."

                               VALUE EQUITY FUND

  INVESTMENT OBJECTIVE. The Value Equity Fund's investment objective is to invest in common stocks of larger companies believed to be attractively priced relative to their future earnings power with the goal of achieving long-term growth of capital and dividend income. The Value Equity Fund seeks to outperform, over extended periods of time, broad measures of the domestic stock market. The Value Equity Fund is broadly diversified and emphasizes sectors and securities State Street and its Investment Advisor consider undervalued. THERE CAN BE NO ASSURANCE THAT THE VALUE EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Fund invests primarily in common stocks of companies that in the opinion of State Street and its Investment Advisor are undervalued in the market place. The Value Equity Fund seeks to achieve growth of capital through investing primarily in common stocks of larger companies believed to be attractively priced relative to their future earnings power. The Fund's Investment Advisor seeks to limit the Fund's divergence from the market's performance over full market cycles to moderate levels.

  INVESTMENT GUIDELINES AND RESTRICTIONS. Although the assets of the Value Equity Fund are generally invested in common stocks and other equity-type securities, including convertible securities, the Value Equity Fund may invest in non-equity securities, including investment grade bonds and debentures and high quality short-term instruments of the same types as those in which the Stable Asset Return Fund may invest, when State Street and the Investment Advisor determine that such investments may contribute to the attainment of the Fund's investment objective. The Value Equity Fund will not invest more than 35% of its assets in non-equity securities, except for temporary defensive purposes. The Fund may invest in non-equity securities when, in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed income securities and the level of interest rates, it appears that the Value Equity Fund's investment objective will not be met by buying equity securities. To the extent that the Value Equity Fund's assets are invested in non-equity securities, the Fund's net asset value may be adversely affected by a rise in interest rates.

  The Value Equity Fund may invest in securities of U.S. companies or foreign companies whose stocks are traded on the U.S. stock exchanges or on the over-the-counter markets. For many foreign securities, there are dollar-denominated American Depositary Receipts (known as "ADRs"), which are issued by domestic banks and are traded on the U.S. stock exchanges or on over-the-counter markets and represent interest in securities issued by foreign corporations. The Value Equity Fund may invest in foreign securities directly and through ADRs. The Fund may not make an investment if that investment would cause more than 15% of the Fund's assets to be invested in foreign securities, including ADRs, determined at the time of purchase.

  For temporary defensive purposes, the Value Equity Fund may invest without limitation in U.S. Government Obligations, short-term commercial paper and other high quality short-term instruments of the types purchased by the Stable Asset Return Fund. See "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event. Additional investment restrictions applicable to the Value Equity Fund are described in "Certain Information with Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS. For risk factors associated with investment in equity securities, see "Index Equity Fund--Certain Risk Factors." For information with respect to the use of derivative instruments, see "Derivative Instruments." In addition, investments in foreign securities involve special risks. For certain risk factors associated with investing in foreign securities, see "International Equity Fund--Certain Risk Factors."

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. The Value Equity Fund generally holds its investments for an extended period, and the average annual rate of portfolio turnover is expected to be under 50%. However, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 50%. Such turnover was 21% for the nine months ended September 30, 1998, 13% for the twelve months ended December 31, 1997, 17% for the twelve months ended December 31, 1996 and 4% for the period September 5, 1995 to December 31, 1995. The 1995 turnover rate reflects the buildup of the Fund's portfolio during its first three months of operations.

  INVESTMENT ADVISOR. State Street has retained Sanford C. Bernstein & Co., Inc. to serve as Investment Advisor to provide investment advice and arrange for the execution of purchases and sales of securities for the Value Equity Fund. For additional information regarding the Investment Advisor, see "Investment Advisors."

                              GROWTH EQUITY FUND

  INVESTMENT OBJECTIVE. The Growth Equity Fund has a primary investment objective of achieving long-term growth of capital and a secondary investment objective of realizing income. The Growth Equity Fund seeks to achieve growth of capital through increases in the value of the securities it holds and to realize income principally from dividends on such securities. A portion of the Growth Equity Fund (approximately 25%) is invested to replicate the Russell 1000 Growth Index, which is composed of those Russell 1000 securities with a greater than average growth orientation. The remainder of the Growth Equity Fund is actively managed. The Growth Equity Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to those attained by broad measures of the domestic stock market. RUSSELL DOES NOT SPONSOR THE GROWTH EQUITY FUND, NOR IS IT AFFILIATED IN ANY WAY WITH THE GROWTH EQUITY FUND OR STATE STREET. THERE CAN BE NO ASSURANCE THAT THE GROWTH EQUITY FUND, WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Growth Equity Fund invests primarily in common stocks and other equity-type securities issued by large, well-established companies. The Growth Equity Fund may invest a portion of its assets in convertible securities. Convertible securities, such as preferred stocks and convertible debt instruments, contain both debt and equity features. Convertible securities may provide some protection when stock prices generally decline, but may experience less appreciation in value when stock prices generally increase.

  INVESTMENT GUIDELINES AND RESTRICTIONS. Although the assets of the Growth Equity Fund will generally be invested in equity securities, the Growth Equity Fund may invest in non-equity securities, including investment grade bonds and debentures and high quality short-term instruments of the same types as those in which the Stable Asset Return Fund may invest, when State Street determines that such investments may contribute to the attainment of the Fund's investment objective. The Growth Equity Fund will not invest more than 35% of its assets in non-equity securities, except for temporary defensive purposes. The Fund may invest in non-equity securities when, in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed income securities and the level of interest rates, it appears that the Growth Equity Fund's investment objective will not be met by buying equity securities. To the extent that the Growth Equity Fund's assets are invested in non-equity securities, the Fund's net asset value may be adversely affected by a rise in interest rates.

  For temporary defensive purposes, the Growth Equity Fund may invest without limitation in U.S. Government Obligations, short-term commercial paper and other high quality short-term instruments of the types purchased by the Stable Asset Return Fund. See "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  Although the Growth Equity Fund invests primarily in securities of U.S. companies or foreign companies doing substantial business in the United States, the Growth Equity Fund may invest a portion of its assets in the securities of established foreign companies that do not do a substantial amount of business in the United States. The Fund may invest in foreign securities directly and through American Depositary Receipts (known as "ADRs") and may hold some foreign securities outside of the United States. State Street has directed the Investment Advisors to the Growth Equity Fund not to recommend an investment, and State Street will not cause the Growth Equity Fund to make an investment if that investment would cause more than 15% of the Fund's assets for which the Investment Advisor's advice is obtained to be invested in foreign securities, including ADRs, determined at the time of purchase.

  Additional investment restrictions applicable to the Growth Equity Fund are described in "Certain Information with Respect to the Funds--Investment Prohibitions" and "Derivative Instruments."

  Certain Risk Factors. See "Index Equity Fund--Certain Risk Factors" for risk factors associated with investing in equity securities. In addition, investments in foreign securities involve special risks. For certain risk factors associated with investing in foreign securities, see "International Equity Fund--Certain Risk Factors."

  Portfolio Turnover. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. The Growth Equity Fund generally holds its investments for an extended period, and the average annual rate of portfolio turnover is expected to be under 80%. However, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 80%. Such turnover was 34% for the nine months ended September 30, 1998, 88% for the twelve months ended December 31, 1997, 64% for the twelve months ended December 31, 1996 and 60% for the twelve months ended December 31, 1995.

  Investment Advisors. State Street has retained Capital Guardian Trust Company, Lincoln Capital Management Company, Dresdner RCM Global Investors LLC and Bankers Trust Company to serve as Investment Advisors to provide investment advice and arrange for the execution of purchases and sales of securities for the Growth Equity Fund. State Street will determine the percentage of the assets in the Growth Equity Fund to be allocated to each Investment Advisor. Unless altered by State Street, contributions to and withdrawals from the Growth Equity Fund will be allocated to four 25% portions and State Street will obtain advice for each portion from one of the Fund's Investment Advisors. Bankers Trust Company will serve as advisor to the index portion of the Fund. Income and gains attributable to the assets allocated to the portion for which advice is obtained from each Investment Advisor remain allocated to such portion, thereby changing the percentage of total assets of the Growth Equity Fund for which advice is obtained from to each Investment Advisor. An Investment Advisor whose portion experiences superior performance may thus provide investment advice with respect to a larger portion of the Growth Equity Fund than originally allocated to such portion. For additional information regarding the Investment Advisors, see "Investment Advisors."

                               INDEX EQUITY FUND

  INVESTMENT OBJECTIVE. The investment objective of the Index Equity Fund is to replicate the total return of the Russell 3000 Index by investing in stocks included in the Russell 3000 Index, with the overall objective of achieving long-term growth of capital. The Index Equity Fund invests indirectly in these stocks through collective investment funds maintained by State Street. The Russell 3000 Index represents approximately 98% of the U.S. equity market based on the market capitalization of the companies in the Russell 3000 Index. As of September 30, 1998, the largest company had a market capitalization of approximately $272 billion and the smallest company had a market capitalization of approximately $12 million. The Russell 3000 Index is reconstituted annually on June 30 based on index methodology and market capitalization rankings as of the preceding May 31. THERE CAN BE NO ASSURANCE THAT THE INDEX FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE OF REPLICATING THE TOTAL RETURN OF THE RUSSELL 3000 INDEX.

  STRATEGY. To control costs, the Index Equity Fund does not attempt to own all 3,000 securities included in the Russell 3000 Index. Instead, the Fund attempts to replicate the returns of the Russell 3000 Index by dividing it into two categories: the S&P 500 Index, which is comprised of 500 stocks, and the extended market portion of the U.S. equity market represented by the Russell Special Small Company Index, which is comprised of approximately 2,500 stocks. The securities in these two indicies represent the universe of securities contained in the Russell 3000 Index. The Index Equity Fund invests in common stocks included in the Russell 3000 Index by fully replicating the S&P 500 Index and the Russell Special Small Company Index with the possible exception of the smallest companies in the Russell Special Small Company Index. Deviation of the Fund's performance from the performance of the Russell 3000 Index (known as "tracking error") may result because the S&P 500 Index is calculated using capitalization weights that are different from those used to calculate the Russell 3000 Index and includes some securities not included in the Russell 3000 Index. Tracking error may also result from purchases and redemptions of Units of the Index Equity Fund, as well as from the expenses borne by the Index Equity Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Index Equity Fund and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. Tracking error may also occur due to factors such as the size of the portfolio and changes made in the Russell indices or the manner in which the Russell indices are calculated.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The Index Equity Fund invests predominantly in common stocks of U.S. companies. However, the Index Equity Fund, may invest temporarily and without limitation for defensive purposes in certain short term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to provide for Investor redemptions. State Street will not cause the Index Equity Fund to make an investment if that investment would cause the Fund to purchase warrants or make any other investment that is inconsistent with the restrictions applicable to the other Funds described under "Certain Information with Respect to the Funds--Investment Prohibitions." The Fund concentrates in particular industries to the extent the Russell 3000 Index concentrates in those industries. The Index Equity Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes or to facilitate redemption (not for leveraging or investment).

  CERTAIN RISK FACTORS. By investing primarily in the U.S. equity market, the Index Equity Fund is subject to a variety of market and financial risks that may affect its return. The Unit price of the Index Equity Fund could be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that investors will be protected from the risks inherent in equity investing. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with the means to speculate on short-term U.S. stock market movements.

  In addition, it should be noted that the stocks of small companies included in the Russell indices have limited product lines, markets, or financial resources, or may be dependent upon a small management group. Therefore, their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of changes in their earnings and prospects.

  For information with respect to the use of derivative instruments, see "Derivative Instruments."

  PORTFOLIO TURNOVER. Ordinarily, Index Equity Fund will sell securities only to reflect certain changes in the Russell 3000 Index (including mergers or changes in the composition of the Russell 3000 Index) or to accommodate cash flows into and out of the Index Equity Fund. Accordingly, the turnover rate for the Index Equity Fund is not expected to exceed 50% on an annual basis. However, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 50%. The turnover of the Fund was 90% for the nine months ended September 30, 1998, 11% for the twelve months ended December 31, 1997, 17% for the twelve months ended December 31, 1996 and 132% for the twelve months ended December 31, 1995. This turnover reflects purchases and sales of units of the collective investment funds in which the Fund invests rather than the turnover of the underlying portfolios of such collective investment funds. See "-- Investment Advisor." Higher than expected turnover in 1995 is partly attributable to adjustments made to the Fund's composition when its investment objective was changed from replicating the returns of the S&P 500 Index to replicating the returns of the Russell 3000 Index. See "Intermediate Bond Fund--Portfolio Turnover" for information applicable to portfolio turnover of index funds.

  INVESTMENT ADVISOR. State Street is sole manager and trustee of the Index Equity Fund. However, in the future State Street may employ investment advisors, at its discretion and subject to consultation with ABRA. The assets of the Fund are currently invested in the State Street Bank and Trust Company Russell 3000 Non-Lending Fund, a collective trust fund maintained by State Street.

  INFORMATION ABOUT THE RUSSELL INDICES. The criteria used by Frank Russell & Company to determine the initial list of securities eligible for inclusion in the Russell indices is total market capitalization adjusted for large private holdings and cross-ownership. Companies are not selected for inclusion in the Russell indices because they are expected to have superior stock price performance relative to the U.S. stock market in general or other stocks in particular. Frank Russell & Company makes no representation or warranty, implied or express, to any member of the public regarding the advisability of investing in the Russell 3000 Index or the ability of the Russell 3000 Index to track general market performance of large and small capitalization stocks.

  "STANDARD & POOR'S (R)," "S&P (R)," "S&P 500 (R)," "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF MCGRAW-HILL, INC. AND HAVE BEEN LICENSED FOR USE BY STATE STREET. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

  "RUSSELL 3000 INDEX" AND "RUSSELL SPECIAL SMALL COMPANY INDEX" ARE TRADEMARKS OF FRANK RUSSELL & COMPANY. THE RUSSELL 3000 INDEX IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY FRANK RUSSELL & COMPANY, NOR DOES FRANK RUSSELL & COMPANY GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE RUSSELL 3000 INDEX OR ANY DATA INCLUDED THEREIN. FRANK RUSSELL & COMPANY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, ANY PERSON OR ANY ENTITY FROM THE USE OF THE RUSSELL 3000 INDEX OR ANY DATA INCLUDED THEREIN. FRANK RUSSELL & COMPANY MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE RUSSELL 3000 INDEX OR ANY DATA INCLUDED THEREIN.

                             AGGRESSIVE EQUITY FUND

  INVESTMENT OBJECTIVE. The investment objective of the Aggressive Equity Fund is to maximize long-term growth of capital. The Aggressive Equity Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to those attained by broad measures of the domestic stock market. THERE CAN BE NO ASSURANCE THAT THE AGGRESSIVE EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  STRATEGY. The Aggressive Equity Fund's investments may include securities of relatively small to medium sized companies, new companies and companies that may benefit from new technologies, new product or service developments or management changes. The Fund may also invest in newly issued securities and securities of seasoned, established companies that appear to have unusual value or appreciation potential. Industry diversification is not an objective of the Aggressive Equity Fund and the Fund, may, at times, be less diversified than the other Funds.

  INVESTMENT GUIDELINES AND RESTRICTIONS. The Aggressive Equity Fund invests primarily in common stocks and other equity-type securities, including convertible securities, that are believed to have strong potential for appreciation.

  Although the assets of the Aggressive Equity Fund will generally be invested in equity securities, the Aggressive Equity Fund may also invest in non-equity securities, including investment grade bonds and debentures and high quality short-term instruments of the same types as those in which the Stable Asset Return Fund may invest, when State Street determines that in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed income securities and the level of interest rates, such investments may contribute to the attainment of the Fund's investment objective. See "Stable Asset Return Fund." The Aggressive Equity Fund will not invest more than 35% of its assets in non-equity securities, except for temporary defensive purposes. To the extent that the Aggressive Equity Fund's assets are invested in non-equity securities, the Fund's net asset value may be adversely affected by a rise in interest rates.

  For temporary defensive purposes, the Aggressive Equity Fund may invest without limitation in U.S. Government Obligations, short-term commercial paper and other high quality instruments of the types purchased by the Stable Asset Return Fund. See "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  Although the Aggressive Equity Fund invests primarily in securities of U.S. companies or foreign companies doing substantial business in the United States, the Aggressive Equity Fund may invest a portion of its assets in the securities of established foreign companies that do not do a substantial amount of business in the United States. The Fund may invest in foreign securities directly and through American Depositary Receipts (known as "ADRs") and may hold some foreign securities outside of the United States. State Street has directed the Investment Advisors to the Aggressive Equity Fund not to recommend an investment, and State Street will not cause the Aggressive Equity Fund to make an investment if that investment would cause more than 15% of the portion of the Fund's assets for which such Investment Advisor's advice is obtained to be invested in foreign securities, including ADRs, determined at the time of purchase. Additional investment restrictions applicable to the Aggressive Equity Fund are described in "Certain Information With Respect to the Funds-- Investment Prohibitions" and "Derivative Instruments."

  CERTAIN RISK FACTORS. Generally, the Aggressive Equity Fund poses a greater risk to principal than the other Funds. Investors should consider their investments in the Aggressive Equity Fund as relatively long-term and involving high risk to principal commensurate with potential for substantial gains. There is no certainty regarding which companies and industries will in fact experience capital growth, and such companies and industries may lose their potential for capital growth at any time. To the extent that the assets of the Aggressive Equity Fund are invested in the securities of a single issuer or a single industry, there is a greater risk that a deterioration in the performance of such issuer or industry will have a material adverse effect on the Fund. See "Index Equity Fund--Certain Risk Factors" for a description of risk factors associated with investing in equity securities generally. See "International Equity Fund-- Certain Risk Factors" for a description of the risks associated with investments in foreign securities.

  A significant portion of the Aggressive Equity Fund's investments may be in securities of small to medium sized companies, which typically have greater market and financial risk than larger, more diversified companies. These companies are often dependent on one or two products in rapidly changing industries and may be more vulnerable to competition from larger companies with greater resources and to economic conditions that affect their market sector. Therefore, consistent earnings for such companies may not be as likely as they would be for more established companies. The smaller companies may not have adequate resources to react optimally to change or to exploit opportunities. Small and medium sized companies may also be more dependent on access to equity markets to raise capital than are larger companies that have a greater ability to support relatively larger debt burdens. The securities of such companies may be held primarily by insiders or institutional investors, which may have an impact on their marketability. These securities may be more volatile than the overall market. Relatively new companies and companies which have recently made an initial public offering may be perceived by the market as unproven. The Aggressive Equity Fund's focus on appreciation potential will result in an emphasis on securities of companies that may pay little or no dividends and reinvest all or a significant portion of their earnings. The low expected dividend level may also contribute to greater than average volatility.

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund's performance. Portfolio turnover of the Aggressive Equity Fund may be high. Although it is not expected to exceed 150% per year on average, it is difficult to predict the rate of portfolio turnover in view of the potential for unexpected market conditions. Therefore, in any single year, the portfolio turnover rate may be either substantially less or substantially more than 150%. The possibility of high turnover reflects, in part, the volatility of the securities in which the Fund invests and the probability that the circumstances prompting investment in certain companies may change more rapidly than in the case of larger, more diversified companies. Portfolio turnover was 36% for the nine months ended September 30, 1998, 36% for the twelve months ended December 31, 1997, 48% for the twelve months ended December 31, 1996 and 63% for the twelve months ended December 31, 1995.

  INVESTMENT ADVISORS. State Street has retained Capital Guardian Trust Company and Sit Investment Associates, Inc. to serve as Investment Advisors to provide investment advice and arrange for the execution of purchases and sales of securities for the Aggressive Equity Fund. State Street will determine the percentage of the assets in the Aggressive Equity Fund to be allocated to each Investment Advisor. Unless altered by State Street, contributions to and withdrawals from the Aggressive Equity Fund will be allocated to two 50% portions. State Street will obtain advice for one portion from Capital Guardian Trust Company and will obtain advice for the other portion from Sit Investment Associates. Income and gains attributable to the assets allocated to each portion remain allocated to that portion, thereby changing the percentage of total assets of the Aggressive Equity Fund for which State Street obtains investment advice from each Investment Advisor. An Investment Advisor whose portion experiences superior performance may thus provide investment advice with respect to a larger portion of the Aggressive Equity Fund than originally allocated to such portion. For additional information regarding the Investment Advisors, see "Investment Advisors."

                           INTERNATIONAL EQUITY FUND

  INVESTMENT OBJECTIVE. The International Equity Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of established non-U.S. companies. Common stocks of foreign companies offer a way to seek long-term growth of capital. Total return will consist of capital appreciation or depreciation, capital gains, dividend income and currency gains or losses. The International Equity Fund seeks to achieve, over an extended period of time, total returns comparable to or superior to broad measures of the international (non-U.S.) stock market. THERE CAN BE NO ASSURANCE THAT THE INTERNATIONAL EQUITY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  Over the last 30 years, many foreign countries' economies have grown faster than the United States' economy, and the average return from equity investments in such countries has often exceeded the return on similar investments in the U.S. Moreover, over the same period, there has frequently been a wide and largely unrelated variation in performance among international equity markets. Within the framework of diversification, the International Equity Fund seeks to identify and invest in companies participating in the faster growing foreign economies and markets. State Street believes that because more than half of the world's stock market value is traded abroad, investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification. Historically, returns on foreign investments have not moved together with U.S. stocks over the long term. However, foreign stocks may not always move counter to U.S. stocks in the short run.

  STRATEGY. The International Equity Fund intends to diversify investments broadly among developed and emerging countries and generally to have at least three different countries represented in the portfolio. It may invest in countries of the Far East and Europe, as well as in South Africa, Australia, Canada, Latin America and other areas. Under unusual circumstances, however, it may invest substantially all its assets in only one or two countries. Under exceptional economic or market conditions abroad, the International Equity Fund may temporarily invest all or a major portion of its assets in U.S. Government Obligations or debt obligations of U.S. companies of the type described under "Stable Asset Return Fund." The Fund would invoke this right only in extraordinary circumstances, such as war, the closing of equity markets, an extreme financial calamity, or the threat of any such event.

  INVESTMENT GUIDELINES AND RESTRICTIONS. In seeking to accomplish its objective, the International Equity Fund will invest primarily in common stocks of established foreign companies that are believed to have the potential for growth of capital and in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities of such foreign companies, as well as foreign corporate and governmental debt securities (when considered consistent with its investment objective). The International Equity Fund may invest in non-equity securities when, in light of economic conditions and the general level of stock prices, dividend rates, prices of fixed-income securities and the level of interest rates, it appears that the International Equity Fund's investment objective will not be met by buying equity securities. Under normal conditions the International Equity Fund's investments in securities other than common stocks and other equity-related securities are limited to no more than 35% of total assets. Within this limitation, the Fund will also maintain a small cash reserve which will be invested in Short-Term Investment Products. See "Stable Asset Return Fund."

  The International Equity Fund will normally conduct its foreign currency exchange transactions either on a cash basis at the spot rate prevailing in the foreign currency exchange market or by entering into forward contracts to purchase or sell foreign currencies. See "Derivative Instruments."

  The International Equity Fund is subject to the same investment prohibitions and restrictions as the other Funds. See "Certain Information With Respect to the Funds--Investment Prohibitions."

  CERTAIN RISK FACTORS. Foreign stock prices are subject to many of the same influences as U.S. stocks, such as general economic conditions, company and industry earnings prospects, and investor psychology. See "Index Equity Fund-- Certain Risk Factors." International investing also involves additional risks, such as currency risk, that can increase the potential for the losses in the Fund. Normally, these risks are significantly greater for investments in emerging markets.

  Currency Fluctuations. Transactions in foreign securities are conducted in local currencies, so dollars usually must be exchanged for another currency each time a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information will reflect conversion into dollars. Accordingly, fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to approximately 5%. This is the result because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs. The Fund's total return will be affected by currency fluctuations. The exact amount of the impact depends on the currencies represented in the Fund's portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Exchange rate movements can be large, unpredictable and endure for extended periods of time.

  Costs. It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Investment pools offer a very efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

  Political and Economic Factors. The economies, markets and political structures of a number of the countries in which the Fund can invest do not compare favorably with U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. This is especially true for emerging markets. Even investments in countries with highly developed economies are subject to risk. For example, the Japanese stock market historically has experienced wide swings in value. Moreover, while certain countries have made progress in economic growth, liberalization, fiscal discipline and political and social stability, there is no assurance these trends will continue. This makes investment in such markets significantly riskier than investment in other markets.

  Some economies of the countries in which investments may be made are less developed, overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Some countries, particularly in Latin America and other emerging markets, have legacies of hyperinflation and the risk of future hyperinflation and currency devaluations versus the dollar (which adversely affect returns to U.S. investors) and may be overly dependent on foreign capital (a risk that is exacerbated by large currency movements). Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the countries in Eastern Europe, China and Africa, should be regarded as speculative.

  Certain countries in which investments may be made will have histories of instability and upheaval with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as capital controls, nationalizing an industry or company, expropriating assets, or imposing punative taxes could have a severe adverse effect on security prices and impair the International Equity Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in the countries' economies and securities markets.

  Legal, Regulatory and Operational. Certain countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S. and have settlement practices, such as delays, which may subject the International Equity Fund to risks of loss not customary in U.S. markets. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

  Pricing. Portfolio securities may be listed on foreign exchanges that are open on days (such as Saturdays or U.S. legal holidays) when the International Equity Fund does not compute its prices. As a result, the Fund's net asset value may be significantly affected by trading on days when investors cannot make transactions in Units of the Fund.

  Investing in International Stocks. Like U.S. stock investments, common stock of foreign companies offer investors a way to build capital over time. Nevertheless, the long-term rise of foreign stock prices as a group has been punctuated by periodic declines. Share prices of all companies, even the best managed and most profitable, whether U.S. or foreign, are subject to market risk, which means they can fluctuate widely. In less well developed stock markets, such as those found in Asian, Latin American, Eastern European and African countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, fund share prices. For this reason, investors in foreign stocks should have a long-term investment horizon and be willing to wait out declining markets. The International Equity Fund should not be relied upon as a complete investment program or used as a means to speculate on short-term swings in the stock or foreign exchange markets.

  The values of foreign fixed-income securities fluctuate in response to changes in U.S. and foreign interest rates. Income received by the International Equity Fund from sources within foreign countries may also be reduced by withholding and other taxes imposed by such countries although tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Any such taxes paid by the International Equity Fund will reduce the net income earned by it. State Street will consider available yields, net of any required taxes, in selecting foreign dividend paying securities.

  In addition, short-term movements in currency exchange rates could adversely impact the availability of funds to pay for investors' redemptions of investments in the International Equity Fund. For example, if the exchange rate for a currency declines after a security has been sold to provide funds for a redemption from the Fund but before such funds are translated into U.S. dollars, it could be necessary to liquidate additional portfolio securities in order to finance the redemption.

  PORTFOLIO TURNOVER. As the level of portfolio turnover increases, transaction expenses incurred by the International Equity Fund (such as brokerage commissions) will increase, which may adversely affect the Fund's overall performance. The International Equity Fund generally will hold its investments for an extended period of time, and the average annual rate of portfolio turnover is expected to be under 50%. It is difficult, however, to predict the rate of portfolio turnover in view of the potential for unexpected market conditions, and securities may be purchased and sold without regard to the length of time held when circumstances warrant. Therefore, in any given year, the portfolio turnover rate may be substantially less or substantially more, than 50%. Portfolio turnover was 87% for the nine months ended September 30, 1998, 101% for the twelve months ended December 31, 1997, 73% for the twelve months ended December 31, 1996 and 4% for the period from September 5, 1995 to December 31, 1995. Such turnover reflects purchases and sales of shares of the registered investment company in which the Fund invests rather than the turnover of the underlying portfolio of such registered investment company. See "--Investment Advisor and Initial Investment in Registered Investment Companies."

  INVESTMENT ADVISOR AND INITIAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. State Street expects to select Rowe Price-Fleming International, Inc. to be the Investment Advisor for the International Equity Fund to provide investment advice and arrange for the execution of purchases and sales of securities for the International Equity Fund, subject to the supervision and approval of State Street to accept or reject any recommended investment.

  State Street, however, based upon the advice of Rowe Price-Fleming International has determined that in order for the International Equity Fund to meet its investment objective and to provide for efficient investment of the Fund's assets, until a sufficient level of assets in the Fund is attained, Rowe Price-Fleming International's advice will be obtained by investing the funds directed by Investors into the International Equity Fund in the T. Rowe Price International Stock Fund, a registered investment company that is managed by Rowe Price-Fleming International and that has substantially the same investment objectives as the International Equity Fund. As of September 30, 1998, $60 million in assets were invested in the Fund and such assets are invested in the
T. Rowe International Stock Fund. After a sufficient asset level is attained, which State Street currently expects to be approximately $75 million to $100 million, the International Equity Fund will be managed as a separate collective trust portfolio by State Street with the advice of Rowe Price-Fleming International.

  State Street, however, will monitor the performance of the T. Rowe International Stock Fund, in light of the International Equity Fund's investment objectives, to determine whether the continued investment by the International Equity Fund in such registered investment company is appropriate. If State Street concludes that the investment objectives or performance of the
T. Rowe International Stock Fund are no longer consistent with those of the International Equity Fund, State Street may transfer a portion or all of the assets of the International Equity Fund to other registered investment companies or collective investment funds maintained by State Street that, in light of the investment objectives of the International Equity Fund, State Street deems to be more appropriate.

  It is anticipated that after a sufficient level of assets is reached, at State Street's discretion, funds may be withdrawn from the T. Rowe International Stock Fund in such a manner as to not require the liquidation of portfolio securities by the T. Rowe International Stock Fund, although there can be no assurance that this goal will be met. With the consent of Rowe Price-Fleming International, all or part of the International Equity Fund's withdrawals may consist of portfolio securities valued at their current market value on the date of distribution, which would then become portfolio securities in the International Equity Fund. If a liquidation of the portfolio securities occurs, Rowe Price-Fleming International will recommend securities that it believes reflect a representative sample of the T. Rowe International Stock Fund's portfolio. State Street will have the authority to approve or disapprove of Rowe Price-Fleming's International recommendations. For additional information with respect to the Investment Advisor, see "Investment Advisors."

                 CERTAIN INFORMATION WITH RESPECT TO THE FUNDS

  INVESTMENT PROHIBITIONS

  None of the Funds will:

  . trade in foreign currency, except transactions incidental to the settlement of purchases or sales of securities for the Funds;

  . make an investment in order to exercise control or management over a company;

  . make short sales, unless the Funds have, by reason of ownership of other securities, the right to obtain securities of a kind and amount equivalent to the securities sold, which right will continue so long as a Fund is in a short position;

  . trade in commodities or commodity contracts, except options or futures contracts (including options on futures contracts) with respect to securities or securities indices for hedging purposes;

  . write uncovered options;

  . purchase real estate or mortgages, provided that the Funds may buy shares of real estate investment trusts listed on U.S. stock exchanges or reported on Nasdaq National Market if such purchases are consistent with the investment objective and restrictions set forth in the fund declaration for the Fund;

  . except for the initial investments by the Intermediate Bond Fund and the International Equity Fund (see "Intermediate Bond Fund--Investment Advisors and Initial Investments in Registered Investment Companies" and "International Equity Fund--Investment Advisor and Initial Investments in Registered Investment Companies"), invest in the securities of registered investment companies;

  . invest in oil, gas or mineral leases;

  . purchase any security on margin or borrow money, except for short-term credit necessary for clearance of securities transactions or, in the case of the Index Fund, for redemption purposes; or

  . make loans, except by (i) the purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and
    (ii) engaging in repurchase agreement transactions.

  State Street has directed the Investment Advisors not to recommend an investment, and State Street will not cause the Funds to make an investment, if that investment would cause (1) more than 5% of the portion of such Fund's net assets to be invested in warrants generally, or more than 2% of such net assets to be invested in warrants not listed on a nationally recognized U.S. securities exchange, or (2) more than 10% of the portion of such Fund's net assets to be invested in illiquid securities, including repurchase agreements with maturities in excess of seven days or portfolio securities that are not readily marketable, in each case determined at the time of purchase. State Street has also directed the Investment Advisors not to recommend an investment, and State Street will not cause the Funds to make an investment, in an industry if that investment would cause more than 25% of the portion of such Fund's assets allocated to such Investment Advisor to be invested in that industry, determined at the time of purchase. In addition, State Street has directed the Investment Advisors not to recommend an investment, and State Street will not cause the Funds to make an investment, in the securities of an issuer if that investment would cause more than 5% of the portion of the assets of such Fund allocated to the Investment Advisor to be invested in the securities of that issuer, determined at the time of purchase. Except as described under "Derivative Instruments," State Street has no present intention of causing the Funds to invest in options and financial futures contracts and other derivatives, and will not do so without prior notification to investors in the Funds.

  Although none of the foregoing restrictions apply to the registered investment companies in which the Intermediate Bond Fund and the International Equity Fund currently invest, each of these registered investment companies has restrictions that are set forth in its respective prospectus and statement of additional information.

  The Funds that invest in fixed income securities may also purchase such securities for future delivery on a "to be announced" or "TBA" basis where the price and coupon are determined at the time of purchase but the collateral for such securities is not determined until immediately before the securities are delivered. Investing in TBA securities carries risks similar to investing in "when-issued" securities, see "Stable Asset Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors."

  VALUATION OF UNITS. An investor's interest in a Fund is represented by the value of the Units credited to such investor's account for that Fund. The number of Units purchased with a contribution or transfer or allocation of assets to a Fund (except for the Stable Asset Return Fund, which is generally maintained at $1.00) is the quotient of (i) the amount allocated to the Fund divided by (ii) the per Unit value of such Fund calculated as of the end of the regular trading session of the New York Stock Exchange on the Business Day the contribution is credited by State Street. Once a number of Units has been credited to an investor's account, this number will not vary because of any subsequent fluctuation in the Unit value. The value of each Unit, however, will fluctuate with the investment experience of the particular Fund, which reflects the investment income and realized and unrealized capital gains and losses of that Fund.

  Unit values for the Funds are determined as of the close of the regular trading session of the New York Stock Exchange on each Business Day. The Unit value for each Fund is the value of all assets of the Fund, less all liabilities of such Fund, divided by the number of outstanding Units of such Fund. The value of each Fund is determined by State Street based on the market value of each Fund's portfolio of securities. The value of securities and other assets that do not have readily available market prices is determined in good faith by State Street. See "Stable Asset Return Fund--Valuation of Units" for information as to the valuation of Units in such Fund.

  TRANSFERS. Transfers to and from any of the Funds, as well as transfers to and from the portfolios of the Structured Portfolio Service and the Self-Managed Accounts, may be made on any Business Day. For additional information relating to transfers and withdrawals from the Investment Options, see "Transfers Between Investment Options and Withdrawals."

  PERFORMANCE INFORMATION. Each Fund may, from time to time, report its performance in terms of the Fund's total return. A Fund's total return is determined based on historical results and is not intended to indicate future performance. A Fund's total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period. Each Fund may also report a total return computed in the same manner but without annualizing the result. A recorded message providing current per Unit values for the Funds is available at (800) 348-2272.

                             DERIVATIVE INSTRUMENTS

  FUNDS MANAGED DIRECTLY BY STATE STREET. The Funds will not engage, when managed as separate portfolios by State Street (with or without the assistance of Investment Advisors), in investments in derivative securities, such as futures, options, swaps, caps or floor contracts or foreign currency hedging contracts, except as described in this paragraph. The Index Fund and the indexed portion of the Growth Equity Fund may engage in limited transactions in stock index futures and options for hedging purposes and as a substitute for comparable market positions in the securities held by such Fund (with respect to the portion of its portfolio that is held in cash items, for example pending investment or to pay for redemption requests). The International Equity Fund and, to a lesser extent, the Balanced Fund, the Value Equity Fund, the Growth Equity Fund and the Aggressive Equity Fund may enter into foreign currency hedging transactions in connection with their purchase or sale of foreign securities as described in the next paragraph. Collaterized mortgage obligations (known as "CMOs") and other mortgage-backed securities, as well as asset-backed securities, could be considered derivative securities, which are securities whose value is derived from other instruments or assets, because their value is derived from the cash flows from their underlying assets, such as the mortgages or accounts receivable. The Balanced Fund may continue to hold current investments in the CMOs that are included in its portfolio. However, no such additional investments may be made. The Stable Assets Return Fund invests in certain asset-backed securities, but does not invest in CMOs or other mortgage-backed securities. See "Stable Assets Return Fund--Investment Guidelines and Restrictions and Certain Risk Factors."

  All such Funds that may invest in securities denominated in foreign currencies may, when they enter into, and incidental to the settlement of, a contract for the purchase or sale of a security denominated in a foreign currency, enter into forward foreign currency exchange contracts to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund can use such contracts to reduce its exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency into which it will be exchanged. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Dollar-denominated American Depositary Receipts (known as "ADRs"), which are issued by domestic banks and are traded in the United States on exchanges or over-the-counter, are available with respect to many foreign securities. ADRs do not lessen the foreign exchange risk inherent in investment in the securities of foreign issuers; however, by investing in ADRs rather than directly in the foreign issuers' stock, a Fund can avoid currency risks during the settlement period for purchases or sales without having to engage in separate foreign currency hedging transactions.

  FUNDS INVESTING IN REGISTERED INVESTMENT COMPANIES. While the assets of the Intermediate Bond Fund are invested in the PIMCO Total Return Fund or the Masterworks Bond Index Fund (or in such other registered investment companies as State Street may select), investments by such registered investment companies will be subject to the derivatives policies adopted by such companies. Such policies are described in the prospectuses and statements of additional information of such registered investment companies and are set forth herein as interpreted by State Street. Such registered investment companies may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired investment objective at a lower cost than if the investment company had invested directly in an instrument that yielded that desired return and may utilize any of the strategies referred to below, and may use foreign currency exchange contracts to lock in the exchange rate for a purchased security in the manner described in the preceding paragraph. Separately, while the assets of the International Equity Fund are invested in the T. Rowe International Stock Fund (or in such other registered investment companies as State Street may select), all of these registered investment companies may enter into contracts designed to increase or decrease their exposure to a particular currency, in an amount approximating the value of some or all of the portfolio securities denominated in such currency, if their managers believe that such currency may suffer or enjoy a substantial movement against another currency. These registered investment companies may also invest in CMOs and other mortgage-related securities, as well as asset-backed securities, which could be considered to be derivative securities. The registered investment companies in which the Intermediate Bond Fund may invest may effect short sales as part of their overall portfolio management strategies or to offset potential declines in value of long positions in similar securities as those sold short. To the extent that the registered investment companies in which the Intermediate Bond Fund may invest engage in uncovered short sales, they will maintain asset coverage in the form of liquid assets in a segregated account. The T. Rowe International Stock Fund may invest up to 10% of its total assets in "Hybrid Instruments." These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrid Instruments can have volatile prices and limited liquidity, and their use by the T. Rowe International Stock Fund may not be successful. In addition, investors should not view percentage investment restrictions as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in Hybrid Investments could have significantly more of an impact on the T. Rowe International Stock Fund's share price than its weighting in the portfolio.

  All of the registered investment companies in which the Funds invest may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts, and may sell previously purchased options and futures contracts. These registered investment companies also may enter into swap agreements with respect to foreign currencies, interest rates and securities indices. These registered investment companies may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies, and may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country's currency to another's.

  The purchase and writing of options involves certain risks. During the option period, a writer of a covered call option gives up, in return for the premium on the option, the opportunity to profit from a price increase in the underlying security above the exercise price but retains, as long as its obligations as a writer continues, the risk of loss should the price of the underlying security decline. The writer of an option traded on an option exchange in the United States has no control over the time when it may be required to fulfill the writer's obligation. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the investor will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, there can be no assurance that a liquid market will exist when an investor seeks to close out an option position. If trading restrictions or suspensions are imposed on the options markets, an investor may be unable to close out a position.

  Because swap agreements are two-party contracts and may have terms of greater than seven days, such agreements may be considered to be illiquid. Moreover, an investor bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated, and it is possible that developments in the swaps market, including potential government regulation, could adversely affect an investor's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when an investor seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an investor from liquidating an unfavorable position even though the investor would remain obligated to meet margin requirements until the position is closed.

  All of the registered investment companies in which the Funds invest may, if their managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). There can be no assurance, however, that this strategy will be successful as currency movement can be difficult to predict. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries and other emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  Mortgage-related securities include securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as collateralized mortgage obligation residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. The yield to maturity on an interest only class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an investor's yield to maturity from these securities. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.

                              INVESTMENT ADVISORS

  State Street has retained the services of various Investment Advisors to advise it with respect to its investment responsibility with respect to several Funds. Each Investment Advisor recommends to State Street investments and reinvestments of the assets allocated to it in accordance with the investment policies of the respective Funds. State Street exercises discretion with respect to the selection and retention of the Investment Advisors and may remove upon consultation with ABRA an Investment Advisor at any time. State Street may also change at any time the allocation of assets among Investment Advisors to a single Fund, subject to consultation with ABRA.

  The Investment Advisors are:

  BANKERS TRUST COMPANY. Advisor to the index portion of the Growth Equity Fund, Bankers Trust began business in 1903 as a trust company, became a commercial bank in 1917 and is now one of the largest commercial banks in the United States with over 15,000 employees in more than 50 countries. Its holding company, Bankers Trust Corporation, is headquartered in One Bankers Trust Plaza, New York, NY 10006. The bank's client base includes major corporations, financial institutions, governments and high net worth individuals. The U.S. Investment Management Group ("USIM") is the firm's primary provider of asset management services. Since the 1930's, USIM and its global affiliates, including Bankers Trust Australia Limited and Japan Bankers Trust, have built one of the world's largest asset management firms. As of September 30, 1998, Bankers Trust managed approximately $338 billion in assets for institutional and individual clients worldwide (of which approximately $268 billion was managed by USIM).

  BARCLAY'S GLOBAL INVESTORS. Anticipated future advisor to the index portion of the Intermediate Bond Fund, Barclay's Global Investors is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 1995, Wells Fargo Nikko Investment Advisors became a part of Barclay's Global Investors, an indirect subsidiary of Barclays PLC, one of the United Kingdom's largest companies and one of the world's foremost providers of financial services. Barclay's Global Investors is responsible for managing or providing investment advice for assets aggregating in excess of $504 billion.

  CAPITAL GUARDIAN TRUST COMPANY. Advisor to the equity portion of the Balanced Fund, and to the Growth Equity Fund and the Aggressive Equity Fund, Capital Guardian Trust Company, a wholly-owned subsidiary of The Capital Group Companies, Inc., is a California state chartered trust company incorporated in 1968. Its principal place of business is 333 South Hope Street, Los Angeles, California 90071. Capital Guardian Trust Company provides investment management, trust and other fiduciary services to corporate and public employee benefit accounts, nonprofit organizations and a number of personal clients. As of September 30, 1998, it had approximately $68 billion in assets under its management.

  DRESDNER RCM GLOBAL INVESTORS LLC. Advisor to the Growth Equity Fund, Dresdner RCM Global Investors is the institutional investment management arm of the Dresdner Bank Group outside of Germany. Dresdner RCM Global Investors established a global identity based on the integration of RCM Capital Management based in San Francisco, Thornton and Co. based in London and Hong Kong, the asset management business of Kleinwort Benson Management based in London and Tokyo, and BIP Gestion in Paris. The firm has its global headquarters at Suite 2900, Four Embarcadero Center, San Francisco, CA 94111, with investment management, client servicing, and operations in the world's primary financial centers. As of September 30, 1998, Dresdner RCM Global Investors had over $54 billion of assets under management and Dresdner RCM Global Investors LLC, the U.S. operation of Dresdner RCM Global Investors, had approximately $29 billion of assets under management.

  LINCOLN CAPITAL MANAGEMENT COMPANY. Advisor to the Growth Equity Fund, Lincoln Capital Management is an Illinois sub-chapter S corporation. Its principal place of business is 200 South Wacker Drive, Chicago, Illinois 60606. As of September 30, 1998, the firm had approximately $56 billion of assets under management.

  MILLER, ANDERSON & SHERRERD. Advisor to the debt portion of the Balanced Fund, Miller, Anderson & Sherrerd was established in 1969 and was acquired by Morgan Stanley Group on January 3, 1996. Its principal place of business is One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of September 30, 1998, Miller, Anderson & Sherrerd had approximately $66.1 billion of assets under management, primarily for tax-exempt pension funds and profit-sharing plans, Taft-Hartley plans, foundations and endowments.

  PACIFIC INVESTMENT MANAGEMENT COMPANY. Anticipated future advisor to the actively managed portion of the Intermediate Bond Fund, Pacific Investment Management Company ("PIMCO") is an investment management company founded in 1971, and had approximately $148 billion in assets under management as of September 30, 1998. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the Commodity Futures Trading Commission.

  ROWE PRICE-FLEMING INTERNATIONAL, INC. Anticipated future advisor to the International Equity Fund, Rowe Price-Fleming International was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Ltd. ("Flemings"). T. Rowe Price was incorporated in Maryland in 1947 as a successor to the investment counselling business founded by the late Thomas Rowe Price, Jr., in 1937. Flemings is a diversified investment organization that participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok and Johannesberg. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. As of September 30, 1998, Rowe Price-Fleming International managed approximately $28 billion of assets. The common stock of Rowe Price-Fleming International is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by a subsidiary of Jardine Fleming Group Limited ("Jardine Fleming"). Half of Jardine Fleming is owned indirectly by Flemings and half is indirectly owned by Jardine Matheson Holdings Limited. Rowe Price-Fleming International's U.S. office is located at 100 E. Pratt Street, Baltimore, Maryland 21202.

  SANFORD C. BERNSTEIN & CO., INC. Advisor to the Value Equity Fund, Sanford Bernstein & Co. was founded in 1967. As of September 30, 1998, the firm had approximately $74 billion in domestic, global and international equity, balanced and fixed-income accounts for pension funds, endowments, trusts, foundations, insurance companies, individuals and families. Independent and staff owned, with 161 employees currently sharing in the profits, the firm has a staff of 1,116, including 405 investment professionals.

  SIT INVESTMENT ASSOCIATES, INC. Advisor to the Aggressive Equity Fund, Sit Investment Associates is a Minnesota corporation formed in 1981. Its principal place of business is 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. Sit Investment Associates provides investment advice, management and related services to mutual funds, tax exempt investors, taxable investors and individual investors. As of September 30, 1998, Sit Investment Associates had approximately $5.7 billion of assets under management. Eugene C. Sit is the controlling shareholder of Sit Investment Associates.

  Recommendations to buy and sell securities for the Funds are made by each Investment Advisor in accordance with investment policies and restrictions of the Funds and subject to the supervision of State Street. Investment recommendations for the Funds are made independently from those of other investment accounts managed by the Investment Advisors. Occasions may arise, however, when the same investment recommendation is made for more than one client's account. It is the practice of each Investment Advisor to allocate such purchases or sales to be executed in connection with such recommendations insofar as feasible among its several clients in a manner it deems equitable. The principal factors which the Investment Advisors consider in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of an Investment Advisor may also be held by one or more of its other clients. When two or more of its clients are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

  Transactions on stock exchanges on behalf of the Funds involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

  In executing portfolio transactions, the Investment Advisors seek the most favorable execution available. The agreements between State Street and the Investment Advisors provide that, in assessing the best overall terms available for any transaction, the Investment Advisor may consider factors it deems relevant, including the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Funds, viewed in terms of either that particular transaction or the broker or dealer's overall responsibilities to the Fund.

  State Street will periodically review the brokerage commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to each Fund. It is possible that certain of the services received from a broker or dealer in connection with the execution of transactions will primarily benefit one or more other accounts for which the Investment Advisor exercises discretion, or a Fund other than that for which the transaction was executed. Conversely, any given Fund may be the primary beneficiary of the service received as a result of portfolio transactions effected for such other accounts or Funds. The fees of the Investment Advisors are not reduced by reason of receipt of such brokerage and research services.

                          STRUCTURED PORTFOLIO SERVICE

  INVESTMENT OBJECTIVE. The Structured Portfolio Service provides investment diversification by utilizing the Funds available to the Program. The Conservative, Moderate and Aggressive portfolios offer three distinct approaches to diversifying investments in the Program. Each portfolio has a different investment strategy and represents different risk and reward characteristics that reflect an investor's tolerance for investment risk. THERE CAN BE NO ASSURANCE THAT ANY OF THE PORTFOLIOS OF THE STRUCTURED PORTFOLIO SERVICE WILL ACHIEVE ITS INVESTMENT OBJECTIVE. The portfolios utilize seven of the Program's Funds: the Stable Asset Return Fund, the Intermediate Bond Fund, the Value Equity Fund, the Growth Equity Fund, the Index Fund, the Aggressive Equity Fund and the International Equity Fund. For information regarding the investment objectives, guidelines and restrictions of each of the above Funds, refer to the description of such Funds in this prospectus.

  STRATEGY. While there can be no guarantee, the overall volatility of the three portfolios may be reduced by spreading investments over several types of assets. However, the volatility of the Aggressive Portfolio may be greater than that of the other two portfolios. As prices of stocks and bonds may respond differently to changes in economic conditions and interest rate levels, a rise in bond prices, for example, could help offset a fall in stock prices. Short-term securities, which are held in varying percentages by all the Funds, have a stabilizing influence in comparison to stocks since their price fluctuations are expected to be small. In addition, the income provided by bonds and money market securities is expected to contribute positively to a portfolio's total return, cushioning the impact of price declines or enhancing the effect of price increases.

  The Conservative Portfolio emphasizes shorter-term and fixed-income securities and is intended for investors with lower risk tolerance who seek returns based primarily on higher current investment income. Funds in the Conservative Portfolio are allocated as follows:

     Stable Asset Return Fund...............................................  30%
     Intermediate Bond Fund.................................................  35%
     Value Equity Fund......................................................   7%
     Growth Equity Fund.....................................................   7%
     Index Equity Fund......................................................  14%
     International Equity Fund..............................................   7%

  The Moderate Portfolio takes a more balanced approach (in comparison to the Conservative Portfolio) and is intended for investors who seek returns based upon relatively stable investment income but who also desire an increased potential for growth. Its investments are allocated as follows:

     Stable Asset Return Fund...............................................  10%
     Intermediate Bond Fund.................................................  30%
     Value Equity Fund......................................................  11%
     Growth Equity Fund.....................................................  11%
     Index Equity Fund......................................................  23%
     International Equity Fund..............................................  15%

  The Aggressive Portfolio emphasizes stocks and is intended for investors who have a higher degree of risk tolerance and seek capital appreciation. Its investments are allocated as follows:

     Intermediate Bond Fund.................................................  15%
     Value Equity Fund......................................................  15%
     Growth Equity Fund.....................................................  15%
     Index Equity Fund......................................................  30%
     Aggressive Equity Fund.................................................   5%
     International Equity Fund..............................................  20%

  Allocations of investor funds to the portfolios of the Structured Portfolio Service are readjusted by State Street on the first Business Day of each month to maintain the percentage allocations indicated above.

  CERTAIN RISK FACTORS. For information and risk factors associated with each of the Funds utilized in the Structured Portfolio Service, refer to the descriptions in this prospectus for each particular Fund.

  VALUATION OF INVESTOR'S INTEREST. Units in the portfolios of the Structured Portfolio Service are valued based upon the collective values of the Units of the included Funds credited to an investor's account in the Structured Portfolio Service.

  LIQUIDITY AND TRANSFERS. Transfers to or from any of the three portfolios may be made on any Business Day. See "Transfers Between Investment Options and Withdrawals."

  PERFORMANCE INFORMATION. The Structured Portfolio Service may, from time to time, report the value of a Unit in each of the portfolios. Such value will be determined based on historical results and will not be intended to indicate future performance. A recorded message providing current values for Units in each portfolio in the Structured Portfolio Service is available at (800) 348-2272.

                             SELF-MANAGED ACCOUNTS

  As an additional Investment Option under the Program, State Street makes available a Self Managed Account. The Self Managed Account is available for all plans unless the Employer elects not to make it available for their plan. The Self-Managed Account is not available as an Investment Option for individually designed plans for which State Street provides aggregate recordkeeping services. State Street permits investors whose plan includes the Self-Managed Account as an Investment Option to authorize a third party "investment manager," as defined in Section 3(38) of ERISA, to trade such investor's Self-Managed Account. Assets contributed to a Self Managed Account may be invested in a wide variety of publicly traded debt and equity securities and mutual funds through a self managed brokerage account. Certain investments, such as options, futures, commodity contracts, foreign securities (other than American Depositary Receipts), commercial paper, bank investments and insurance investments, cannot be made in a Self-Managed Account. For more information regarding the Self Managed Account, please call (800) 348- 2272.

  Self-Managed Accounts are not included in the Collective Trust and are not registered under the Securities Act. They are described in this prospectus for information purposes only.


                         EQUITABLE REAL ESTATE ACCOUNT

  Certain assets contributed to the Program prior to January 1, 1992 are held by The Equitable Life Assurance Society of the United States ("Equitable Life") in the Equitable Real Estate Account. Such assets will remain invested in this account until they are transferred to another Investment Option available under the Program. Restrictions apply to withdrawals and transfers from the Equitable Real Estate Account that may delay a withdrawal or transfer for a significant period of time following a withdrawal or transfer request. No transfers or contributions to the Equitable Real Estate Account are permitted.

  State Street has no control over the management of assets held by Equitable Life and is not responsible for the investment of such assets or the performance by Equitable Life and ERE Yarmouth, Inc. of their obligations under the Program with respect to such assets. State Street, however, maintains the recordkeeping on the sale of such account and provides notice to investors, when appropriate. Interests in the Equitable Real Estate Account are not registered under the Securities Act and are described in this prospectus for information purposes only. Information relating to assets held in the Equitable Real Estate Account may be obtained by writing or calling State Street. See "Contributions and Investment Selection-- Additional Information."

              TRANSFERS BETWEEN INVESTMENT OPTIONS AND WITHDRAWALS

  Investors may direct State Street to transfer amounts between Investment Options at any time, subject to the terms and restrictions applicable to each Investment Option. A specified whole percentage, whole dollar amount or the total investment in an Investment Option may be transferred. Transfers will be made on the day State Street receives properly authorized instructions from the investor, provided that such instructions are received not later than 4:00 p.m. Eastern time on a Business Day. Transfer requests received after that hour will be made on the next Business Day. Transfers involving Funds are effected based upon the relative Unit values of the Funds, as determined at the close of the regular trading session of the New York Stock Exchange on the effective date of the transfer. There is no fee for transfers between Investment Options.

  The Equitable Real Estate Account contains certain transfer restrictions that may delay a withdrawal or transfer for a significant period of time following a withdrawal or transfer request. No transfers to the Equitable Real Estate Account are permitted. Additional information relating to the Equitable Real Estate Account may be obtained by writing or calling State Street.

  Investors may request telephone transfer service either via the Voice Response Unit or through a customer service representative. Investors should call (800) 348-2272 in order to make telephone transfers. ALL TELEPHONE TRANSFER INSTRUCTIONS ARE RECORDED. BY AUTHORIZING TELEPHONE TRANSFERS, THE INVESTOR CONSENTS TO SUCH RECORDING. State Street will accept telephone transfer instructions from any person who provides the correct identifying information. Consequently, this service may entail additional risks. State Street reserves the right, subject to the approval of ABRA, to cancel telephone transfer services at any time without advance notice to investors. Investors may also complete a Request to Transfer Between Investment Options form, which should be sent by the Employer to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109.

  State Street reserves the right to suspend withdrawals or transfers to or from any Fund, portfolio of the Structured Portfolio Service or Self-Managed Account at any time during which any market or stock exchange on which a significant portion of the investments of a Fund, a portfolio of the Structured Portfolio Service or a Self-Managed Account are quoted is closed (other than for ordinary holidays) or during which dealings thereon are restricted or suspended. In addition, State Street reserves the right to suspend withdrawals or transfers to or from any Fund at any time during which (a) there exists any state of affairs, which, in the reasonable opinion of State Street, constitutes an emergency as a result of which disposition of the assets of a Fund would not be reasonably practicable or would be seriously prejudicial to the holders of Units of a Fund, (b) there has been a breakdown in the means of communication normally employed in determining the price or value of any of the investments of a Fund, or of current prices on any stock exchange on which a significant portion of the investment of such a Fund are quoted, or when for any reason the prices or values of any investments owned by such Fund cannot reasonably be promptly and accurately ascertained, or (c) the transfer of funds involved in the realization or acquisition of any investment cannot, in the reasonable opinion of State Street, be effected at normal rates of exchange. In addition, transfers and withdrawals from the Stable Asset Return Fund may be suspended or limited temporarily in the event that the amount of liquid assets in the Stable Asset Return Fund are insufficient to satisfy all withdrawal or transfer requests.

  With respect to the Stable Asset Return Fund, State Street will utilize a tiered liquidity structure in the following sequence to satisfy withdrawal and transfer requests: cash flows (contributions, transfers-in, maturities and interests); and sales of Short-Term Investment Products. In the unlikely event that the amount of liquid assets held by the Stable Asset Return Fund is insufficient to satisfy all withdrawal and transfer requests immediately, State Street may be forced to limit or suspend withdrawals and transfers from the Stable Asset Return Fund. In such cases, withdrawals by investors from the Program because of death, disability, retirement or termination of employment will be given priority and will be honored from available liquid assets, including the benefit responsive features of the investment contracts, in the order in which withdrawal instructions were received by State Street. Subject to any applicable legal requirements, after all such withdrawals have been effected, transfers to other allowable Investment Options will be honored from available liquid assets in the order that transfer instructions were received by State Street. The length of any suspension or limitation on withdrawals or transfers could vary and would depend, on the one hand, on the aggregate amount of assets that investors have requested to withdraw or transfer and, on the other hand, on the rate at which assets become available for withdrawal or transfer through the exercise of permitted withdrawal rights under the investment contracts and through the maturity of investment contracts and the rate at which additional moneys are contributed to the Stable Asset Return Fund by investors. See "Stable Asset Return Fund."

                                  THE PROGRAM

  The Program is sponsored by ABRA, an Illinois not-for-profit corporation organized by the American Bar Association (the "ABA") to sponsor retirement programs for self-employed individuals and employers who are members or associates of the ABA or certain affiliated organizations. The Program is a comprehensive retirement program that provides employers who adopt the Program with tax-qualified employee retirement plans, a variety of Investment Options and related recordkeeping and administrative services.

ELIGIBILITY

  Sole practitioners, partnerships and professional corporations engaged in the practice of law may adopt the Program if they or at least one of their partners or shareholders, as the case may be, is a member or associate of the ABA or of a state or local bar association that is represented in the ABA's House of Delegates. These bar associations may also adopt the Program for their own employees subject to certain limitations imposed by the Internal Revenue Code. An organization that is not engaged in the practice of law may also be eligible to adopt the Program if it is closely associated with the legal profession, receives the approval of ABRA, and has, as an owner or a member of its governing board, a member or associate of the ABA. State Street's retirement program specialists are available to help individuals and organizations determine whether they are eligible to adopt the Program.

ABA MEMBERS TRUSTS

  Assets contributed under master plans are held by State Street as trustee of the American Bar Association Members Retirement Trust. Assets invested through individually designed plans are held under the American Bar Association Members Pooled Trust for Retirement Plans. Assets contributed to each of these trusts are invested in the Investment Options available under the Program in accordance with the instructions of the person or entity vested with responsibility for determining the investment allocation of the assets of each plan. In accordance with the Plans, assets of the trusts are held for the benefit of the Participants. The Internal Revenue Service has determined each of the American Bar Association Members Retirement Trust and the American Bar Association Members Pooled Trust for Retirement Plans to be tax-exempt trusts under section 501(a) of the Internal Revenue Code.

                              ADOPTION OF PROGRAM

  Eligible Employers who elect to participate in the Program may do so either through their own individually designed plans or by adopting one or both of two ABA Members Plans sponsored by ABRA. The ABA Members Plans are master plans designed to qualify under section 401(a) of the Internal Revenue Code.

  Under the American Bar Association Members Retirement Plan, an Eligible Employer may adopt a profit sharing plan, a money purchase pension plan or a target benefit plan. The Internal Revenue Service has determined that the available forms of the ABA Members Plans are qualified under section 401(a) of the Internal Revenue Code for use by employers for the benefit of their employees.

  To adopt either the American Bar Association Members Defined Benefit Plan or the American Bar Association Members Retirement Plan, an Eligible Employer must complete and execute a participation agreement. The participation agreement contains the basic features that must be considered in designing an appropriate master plan under the Program and effects the Eligible Employer's adoption of the American Bar Association Members Retirement Trust to hold assets of the master plan. State Street's retirement program specialists will assist Eligible Employers in the preparation of a participation agreement. However, State Street is not authorized to give tax or legal advice and Eligible Employers should consult with their tax advisor prior to executing a participation agreement. Depending on the form of participation agreement adopted by an Eligible Employer and the other retirement plans, if any, maintained by the Eligible Employer, it may be necessary to apply to the Internal Revenue Service for a determination of the qualified status of the master plan as adopted by the Eligible Employer.

  An Eligible Employer that maintains an individually designed plan that is qualified under section 401(a) of the Internal Revenue Code may also participate in the Program and make use of the Investment Options available under the Program by causing a participation agreement for the American Bar Association Members Pooled Trust for Retirement Plans to be executed by the trustee of the individually designed plan. Such trustee must demonstrate to State Street that the participating trust is exempt from tax under section 501(a) of the Internal Revenue Code and that the related individually designed plan is qualified under section 401(a) of the Internal Revenue Code. State Street's retirement program specialists will assist in preparation of a participation agreement. However, State Street is not authorized to give tax or legal advice and Eligible Employers and the trustees of an individually designed plan should consult with their tax advisor prior to executing a participation agreement. Only plans qualified under Section 401(a) of the Internal Revenue Code may participate in the Program. Eligible Employers should note that, due to certain sections and regulations of the Internal Revenue Code, limitations are placed on the amount of assets that may be contributed to the plans, as well as on withdrawals from the plans.

  For copies of the appropriate participation agreements and further information concerning the steps to be taken to adopt the Program, call State Street at (800) 826-8901 between 9:00 a.m. and 5:00 p.m. Eastern time or write to State Street Bank and Trust Company, P.O. Box 2236, Boston, Massachusetts 02107-2236.

                                 STATE STREET

  State Street provides certain administrative and recordkeeping services required by the Program. As trustee of the Collective Trust, State Street is responsible for the operation and management of Funds under the Collective Trust. State Street also acts as the sole trustee of each of the ABA Members Trusts.

  State Street's principal offices are located at 225 Franklin Street, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation, a Massachusetts corporation and a holding company registered under the Federal Bank Holding Company Act of 1956. State Street is a highly capitalized Massachusetts trust company, and as of the period ending September 30, 1998, State Street and its affiliates had a total risk-based capital ratio of 14.6%, which is far in excess of applicable regulatory requirements. As of September 30, 1998, State Street together with its affiliates had over $4.3 trillion of assets in trust or under custody and had over $422 billion of assets under management. State Street together with its affiliates is the largest mutual fund custodian in the world, the largest master trust custodian bank and the largest custodian of international/global assets for U.S. pension funds.

  The following is a biographical summary of the experience of each of the officers of the Collective Trust:

    JAMES S. PHALEN. Mr. Phalen is the President and Chief Executive Officer of the Collective Trust and Executive Vice President and Division Head of Retirement Investment Services, a part of State Street Global Advisors, a division of State Street. From June 1989 to August 1992, Mr. Phalen, age 48, served as the President of Boston Financial Data Services, a subsidiary of State Street. Mr. Phalen also serves as a director of Wellspring Resources LLP.

    NANCY P. ANTIN. Ms. Antin is the Vice President and Chief Financial Officer of the Collective Trust, a Vice President of State Street and the Director of ABRA Program Services. From January 1994 to June 1995, Ms. Antin, age 39, was Vice President of ABRA Marketing and Client Services. From June 1991 to January 1994, Ms. Antin was the Assistant Vice President of ABRA Client Services. Prior to coming to State Street, Ms. Antin was employed by IBM in Marketing and Administrative Management.

    SUSAN C. DANIELS. Ms. Daniels is the Treasurer and Chief Accounting Officer of the Collective Trust and a Vice President of State Street for ABRA Program Services, Retirement Investment Services, a part of State Street Global Advisors, a division of State Street. Prior to joining State Street, Ms. Daniels, age 40, was Vice President of Internal Control and Compliance at First Data Investor Services Group. From April 1990 to November 1993, Ms. Daniels was Director of Internal Audit at Boston Financial Data Services, a subsidiary of State Street.

RESOLUTION 2000

  State Street Bank and Trust Company, the trustee of the Collective Trust, is responsible for the operation and management of the investment options of the American Bar Association Members Retirement Program. As a subsidiary of State Street Corporation, State Street Bank and Trust Company is subject to the oversight of State Street Corporation and its comprehensive Resolution 2000 program. The Resolution 2000 program is described below.

  PROGRAM SCOPE AND OVERSIGHT. The approaching Year 2000 presents companies in all industries with a myriad of challenges to ensure compliance of its computer systems and processes. These challenges stem from a once-common programming standard using two-digit years for date fields contained in computer programs and related data. Year-2000 computer system malfunctions could disrupt the administration of the American Bar Association Members Retirement Program. Commencing in 1996, State Street Corporation assessed the impact of the upcoming Year 2000 on its operations and has developed a comprehensive program, Resolution 2000, to address the related issues.

  This program covers six major areas of Year 2000 compliance: Information Technology ("IT") Infrastructure, Global Data Networks, Core Application Software, Business Area Supported Applications, Facilities, and Third-Party Suppliers. Information Technology Infrastructure, Global Data Networks and Core Application Software make up what is commonly referred to as Information

Technology Systems. More specifically, Information Technology Infrastructure is the hardware and system software required to support the Core Application software, which consists of State Street Corporation's Custody, Accounting, Deposits, Loans, Cash Management and Investment Management systems. Global Data Networks consist of the wide and local area networks and telephone/PBX systems. Business Area Supported Applications are those desktop applications developed and supported by non-IT areas, and includes office equipment such as fax machines. Facilities is the embedded technology used throughout State Street Corporation's offices, for example uninterrupted power supply, fire alarms, security and heating and air-conditioning systems. Third-Party Suppliers refers to all external parties that have the potential to impact State Street Corporation's ability to deliver compliant products and services, such as vendors, service providers, subcustodian banks, counterparties, business partners, and customers.

  State Street Corporation engaged a consulting firm at the onset of the Resolution 2000 program to assist in the area of program management, and to provide technical professional resources to the program as required. This firm was selected for its recognized leadership in management of large-scale information technology programs and for its established methodology. This methodology forms the basis for State Street Corporation's activities with its consultant in applying the Resolution 2000 program to the Core Application Software area. Under this program, there is a phased approach followed with each element of the program which includes: taking inventory of potentially date sensitive items; assigning a business risk relating to each item; assessing the compliance status of each item; taking corrective action to renovate, replace, retire, upgrade or outsource to achieve compliance; validating compliance through several levels of testing (regression, internal and external Year-2000 testing); and developing and validating business resumption contingency plans for each critical business function as required. All major areas of the Resolution 2000 program are performing these activities.

  A central program management office, global compliance teams, and a corporate governance/oversight structure support the Resolution 2000 program. Program updates, progress reports, and critical matters are regularly communicated to senior management and the Board of Directors.

  The Resolution 2000 program activities are incorporated into State Street Corporation's corporate risk management functions. In addition, these activities are subject to ongoing assurance reviews, which include internal audits, regulatory examinations performed by the Federal Reserve, and compliance procedures performed by external auditors in connection with third-party reviews and financial statement audits.

  STATE OF READINESS. At September 30, 1998, the taking of inventory, risk assessments and compliance assessment work had been completed by State Street Corporation and corrective actions and internal Year-2000 testing were well underway. External testing with key industry organizations such as the Federal Reserve, Depository Trust Corporation, and Society for Worldwide Interbank Financial Telecommunications (SWIFT), had commenced with all tests to date successfully completed. External testing with subcustodians began in the fourth quarter of 1998 and customer testing will begin in the first quarter of 1999. State Street Corporation currently anticipates that its Year-2000 compliance inventory, assessment, correction and internal testing efforts which commenced at the beginning of 1996 will be substantially completed by December 31, 1998 with all internal testing being completed by March 31, 1999. External testing will be a key focus in the first half of 1999 and is expected to be complete in the third quarter of 1999. State Street Corporation's Year-2000 contingency planning program is underway, leveraging the strength of State Street Corporation's business resumption contingency plans. Year-2000 contingency plan development is expected to be complete by the second quarter of 1999. Validation of these plans will be completed in the third quarter of 1999.

Progress as of September 30, 1998 is as follows:

                                                           REGRESSION   INTERNAL
                                                          TESTING AND    YEAR-
                                                           PRODUCTION     2000
                                              CORRECTION IMPLEMENTATION TESTING
                                              ---------- -------------- --------
IT Infrastructure............................     95%          90%         90%
Global Data Networks.........................     95%          50%         95%
Core Application Software....................     90%          80%         50%
Business Area Supported......................     70%          30%         45%
Applications.................................
Facilities...................................     85%          85%         70%

Progress at September 30, 1998 related to the Third-Party Suppliers, which could impact State Street Corporation's ability to deliver compliant products and services, is as follows:

    Internal communications with vendors to obtain information on the compliance status of the products and services provided to State Street Corporation has been completed. Key vendors have been asked to present updates to State Street Corporation on their compliance programs and related progress. Eighty percent have been assessed and necessary action plans are being developed for issues identified in these assessments of key vendors. With respect to those products and services that are considered high-risk, State Street Corporation has substantially completed development of contingency remediation plans.

    Year-2000 compliance has been incorporated into State Street Corporation's existing due diligence procedures performed with business partner and counterparty relationships. Year-2000 assessments of business partners has been completed, and the current and future focus has turned to implementation of remediations and contingency planning. Year-2000 counterparty assessments are substantially complete, in line with the recommendations of the Federal Financial Institutions Examination Council (FFIEC).

    Year-2000 compliance has been incorporated into the existing due diligence for its subcustodian bank network. In addition, questionnaires have been sent to the subcustodians focusing on the adequacy of its compliance program and implementation plans, including testing with State Street Corporation. Subcustodian contingency planning efforts aimed at identifying alternative subcustodian banks in each of State Street Corporation's markets is near completion. Test planning activities are currently underway, and live testing is expected to begin in the fourth quarter of 1998.

Certain IT projects have been delayed due to resources committed to the Resolution 2000 program. The impact of these delays is not expected to have a material adverse impact on the American Bar Association Members Retirement Program.

  CONTINGENCY PLANS. State Street Corporation cannot control the success of each third party's Year-2000 compliance program. In instances where the risk of Year-2000 compliance failure is high and there is potential for not providing or not receiving a compliant product, or if scheduled delivery is beyond an acceptable date, State Street Corporation will adopt business contingency plans. To mitigate the effects of its or significant customers' or supplier/vendors' potential failure to remediate the Year-2000 issue in a timely manner, State Street Corporation would take reasonable contingency actions, which may include implementing alternatives, using manual workarounds and event management. The ultimate goal in developing contingency plans is to have an uninterrupted flow of information between State Street Corporation and third-party providers in the Year 2000 and beyond. State Street Corporation expects to have contingency plans in place by the second quarter of 1999. If it becomes necessary for State Street Corporation to take these corrective actions, it is uncertain, until the contingency plans are implemented, whether this would result in significant delays in business operations or have a material adverse effect on State Street Corporation.

  COSTS. Annual Resolution 2000 program costs are absorbed within normal spending levels of State Street Corporation. State Street Corporation's management currently estimates the aggregate cost of the Resolution 2000 Program to be less than 2% of its total operating expenses for the five-year period 1996-2000. As of September 30, 1998, cumulative program expenditures were $69 million of which $14 million was incurred during the third quarter of 1998. Such costs are expensed as incurred and include dedicated staff, equipment, consultants, and other expenses. Costs related to the American Bar Association Members Retirement Program are included in State Street Corporation's estimate.

                      AMERICAN BAR RETIREMENT ASSOCIATION

  As sponsor of the Program, ABRA is responsible for the design of the Program, the maintenance of the American Bar Association Members Defined Benefit Plan, the American Bar Association Members Retirement Plan, the American Bar Association Members Retirement Trust and the American Bar Association Members Pooled Trust for Retirement Plans, and the designation of investment options to be made available under the Program. Pursuant to an agreement between ABRA and State Street, as of January 1, 1999, ABRA has engaged State Street to provide administrative and investment services and to make the Investment Options available under the Program for a four-year term. ABRA may terminate its agreement with State Street prior to the end of its term upon six months written notice. State Street may terminate its agreement with ABRA prior to the close of business on December 31, 2002 in certain circumstances, including the offering to Employers by ABRA of any investment product that is not offered pursuant to the terms of the agreement. State Street may terminate its agreement with ABRA at the end of any quarter after the close of business on or after December 31, 2002 upon 12 months written notice. ABRA has also appointed State Street as trustee of each of the ABA Members Trusts.

  ABRA retains the right to make recommendations to State Street regarding the addition or deletion of Funds as Investment Options. ABRA, with or without the assistance of a consultant, will monitor the performance of State Street and its Investment Advisors and may make recommendations to State Street regarding the engagement and termination of Investment Advisors. State Street is required to give full good faith consideration to all such recommendations from ABRA, although State Street retains exclusive management and control over Funds and Investment Advisors. ABRA has certain rights to direct State Street to establish or terminate Investment Options that are not Funds. In specified cases when State Street fails to satisfy minimum investment performance standards, ABRA also has certain additional rights to discontinue a Fund as an Investment Option or to direct the establishment of another Investment Option that is not a Fund.

  State Street and ABRA have reviewed and negotiated the terms and conditions of the documents establishing the respective rights and obligations of the parties, including fees payable to State Street in connection with the Program. ABRA will monitor State Street's administration and marketing of the Program and will approve the hiring by State Street of certain other major service providers, such as actuaries.

                    CONTRIBUTIONS AND INVESTMENT SELECTION

CONTRIBUTIONS

  The person or entity responsible for allocating the assets of the plan among the Investment Options (the "Investor") may be either the Participant, the Employer or the plan trustee depending on the terms of the plan. In the case of the American Bar Association Members Retirement Plan, the Participant is the Investor and, generally, in the case of the ABA Defined Benefit Plan, the Employer is the Investor. However, with respect to certain prior plan accounts under the American Bar Association Members Defined Benefit Plan, the Participant is the Investor. In the case of an individually designed plan, the Participant, Employer or plan trustee may be the Investor. Employee-Investors may not send contributions directly to State Street, but should direct all contributions through their Employer. All contributions should be remitted from the Employer's business account. Contributions may be made by check or money order payable to "State Street Bank and Trust Company, Trustee" and should be sent to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. Contributions sent by registered or certified mail and items sent by overnight delivery services that do not deliver to post office boxes should be sent to State Street Bank and Trust Company, ABRA Program Services, Batterymarch Park III, Quincy, Massachusetts 02169. Employers who wish to transmit contributions to State Street by wire transfer should provide wire notification and a contribution remittance form to State Street at least two Business Days before funds are wired.

  All contributions must be received by State Street from the Employer within the time specified by applicable law and must be accompanied by proper instructions as to the allocation of such contributions to Participants' individual accounts or the plan account.

  Contributions are credited on the day of receipt if they are accompanied or preceded by proper allocation instructions and are received by 4:00 p.m. Eastern time on a Business Day. Contributions received after that time will be credited on the following Business Day. Remittance of a contribution which State Street believes to be incorrect or failure to provide instructions as to the particular Investor account to which a contribution should be deposited may result in a delay in crediting contributions.

  Contributions allocated to Funds or to any of the portfolios of the Structured Portfolio Service are used to purchase Units in those Funds or in the portfolios of the Structured Portfolio Service at the per Unit values of the Fund or the portfolios of the Structured Portfolio Service, calculated as of the close of the regular trading session of the New York Stock Exchange on the Business Day on which the contributions are credited. Contributions may not be made directly to the Self-Managed Account.

ALLOCATION INSTRUCTIONS

  Investors must provide instructions relating to how contributions are to be invested either via the Voice Response Unit by calling (800) 348-2272 or by completing the appropriate allocation instruction form. All allocation instruction forms should be sent by the Employer to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. If State Street has received notice satisfactory to it that there is no Employer to forward such instructions, State Street may accept such instructions directly from non-Employer Investors. Investment instructions sent by registered or certified mail and items sent by overnight delivery services that do not deliver to post office boxes should be sent to State Street Bank and Trust Company, ABRA Program Services, Batterymarch Park III, 3 Pine Hill Drive, Quincy, Massachusetts 02169.

  Investors may allocate contributions in whole percentages among any number of Investment Options and may direct the allocation of employer contributions in different percentages than employee contributions. Investment percentages elected for employer contributions will apply to profit sharing, pension plan and rollover contributions. If a Plan includes a 401(k) feature, the investment percentages elected for employer contributions will also apply to 401(k) qualified non-elective contributions and all matching contributions. Contributions may not be allocated directly to a Self-Managed Account, but must first be allocated to one or more of the other available Investment Options in the Collective Trust and then transferred to a Self-Managed Account. See "Self-Managed Accounts." The allocation percentages elected for employee contributions will automatically apply to both voluntary after-tax contributions and 401(k) salary deferral contributions. Investors should make sure that the percentages requested add up to 100% for each type of contribution. To the extent that State Street does not receive what it considers proper allocation instructions or if such instructions are unclear or ambiguous, State Street will endeavor to obtain a clarification or correction of the instructions. To the extent State Street has not received allocation instructions for either employer or employee contributions, State Street will allocate the assets to the Stable Asset Return Fund or to such other Fund as may be designated by the Employer in the participation agreement or by notice. If a transfer from an Investment Option is required for any reason and State Street has not received allocation instructions, State Street will allocate the assets to be transferred to the Stable Asset Return Fund or to such other Fund as may be designated by the Employer in the participation agreement or by notice.

  To change allocation instructions, Investors should complete the change of investment allocation form indicating new investment allocation instructions in whole percentages, which should then be forwarded by the Employer to State Street at the appropriate address set forth above or Investors may change such allocations via the Voice Response Unit by calling (800) 348-2272. Instructions become effective on the date of receipt, provided that State Street receives them by 4:00 p.m. Eastern time on a Business Day. Investment allocation instructions received after that time will become effective on the following Business Day. Investment allocation instructions remain in effect until State Street receives a subsequent request to change investment allocations.

ADDITIONAL INFORMATION

  Persons who are already Investors, Employers or Participants may obtain administrative and investment forms or information relating to assets held in the Equitable Real Estate Account or additional information by calling State Street at (800) 348-2272 between 9:00 a.m. and 8:00 p.m Eastern time or by writing to State Street Bank and Trust Company, P.O. Box 9109, Boston, Massachusetts 02209-9109. Participants may also obtain such forms from their Employers.

  For information regarding enrollment in the Program, Eligible Employers may call State Street at (800) 826-8901 between 9:00 a.m. and 5:00 p.m. Eastern time or write to State Street Bank and Trust Company, P.O. Box 2236, Boston, Massachusetts 02209-2236.

  A recorded message providing current account information can be obtained by calling State Street at (800) 348-2272.

                              DEDUCTIONS AND FEES

PROGRAM EXPENSE FEE

  A fee is paid to State Street and ABRA for their services in connection with the Program. For all Investment Options other than the Self-Managed Account, the fee is paid directly from the assets of the Funds or as a deduction from amounts accruing on the Equitable Real Estate Account.

  For the calendar year ending December 31, 1999, the program expense fee payable to State Street is $7,450,000. This fee will accrue daily and be payable monthly. After January 1, 2000, the program expense fee payable to State Street will be based on the number of participants in the Program as follows: The monthly fee will be one-twelfth of the sum of (i) $750,000 plus
(ii) $191 multiplied by the number of participants in the Program other than active participants without account balances as of the last Business Day of the immediately preceding month, plus (iii) $191 multiplied by the excess, if any, of the number of active participants of the Program without account balances over the number of such participants as of December 31, 1998. This fee will accrue daily and be payable monthly.

  Benefit payments under the Program generally are made by check. Within five Business Days before the check is payable, funds for the payment of benefits are transferred to a non-interest bearing account with State Street. There is no separate fee charged for benefit payments; rather, State Street retains any earnings attributable to outstanding benefit checks, which has been taken into account in setting State Street's fees under the Program. The program expense fee set forth above reflects a $300,000 reduction for earnings attributable to outstanding benefit checks.

  Effective January 1, 1999, the program expense fee payable to ABRA will be based on the total assets in the Program (other than assets in Self-Managed Accounts) at the following annual rates:

           VALUE OF                                                      RATE
        PROGRAM ASSETS                                                 FOR ABRA
        --------------                                                 --------
       First $500 million.............................................   .075%
       Next $850 million..............................................   .065
       Next $1.15 billion.............................................   .035
       Next $1.5 billion..............................................   .025
       Over $4.0 billion..............................................   .015

  The fee will accrue daily and be payable to ABRA monthly based on the level of assets in the Program as of the end of the last Business Day of the preceeding month. The fee schedule set forth above may be increased only by written notification of such increase to all Employers, and shall become effective after a minimum of 60 days from such notice.

TRUSTEE, MANAGEMENT AND ADMINISTRATION FEES

  A fee is paid to State Street for its management, administration and custody of the assets in the Investment Options (other than Self-Managed Accounts and Equitable Real Estate Accounts). This fee is accrued on a daily basis and paid monthly from the assets of the Funds. Such trustee, management and administrative fees attributable to the Funds held by the Structured Portfolio Service are also accrued and paid from the Funds. Fees are payable at the following annual rates:

            AGGREGATE VALUE OF ASSETS IN AGGRESSIVE EQUITY, BALANCED,
          GROWTH EQUITY, INDEX EQUITY, INTERMEDIATE BOND, INTERNATIONAL
               EQUITY, STABLE ASSET RETURN AND VALUE EQUITY FUNDS          RATE
          -------------------------------------------------------------    ----
       First $1.0 billion................................................. .15 %
       Next $1.8 billion.................................................. .058
       Over $2.8 billion.................................................. .025

SELF-MANAGED ACCOUNT FEES

  Transaction fees for the purchase or sale of securities for the account of an Eligible Investor are charged in accordance with the schedule of rates communicated from time to time to Eligible Investors with Self-Managed Accounts.

INVESTMENT ADVISOR FEE

  A fee is paid to each Investment Advisor based on the value of the assets allocated to that Investment Advisor, as set forth below. These fees are accrued on a daily basis and paid monthly from the assets of the Funds.

                       VALUE OF ASSETS IN INTERMEDIATE
                        BOND FUND ALLOCATED TO PIMCO*                    RATE
                       -------------------------------                   -----
     First $25 million.................................................. .50  %
     Next $25 million................................................... .375
     Over $50 million................................................... .25
                  VALUE OF ASSETS IN INTERMEDIATE BOND FUND
                  ALLOCATED TO BARCLAY'S GLOBAL INVESTORS*               RATE
                  -----------------------------------------              -----
     First $.5 million.................................................. .60  %
     Next $1.5 million.................................................. .40
     Next $48 million................................................... .10
     Next $25 million................................................... .06
     Over $75 million................................................... .04
                             VALUE OF ASSETS IN
                        GROWTH EQUITY FUND ALLOCATED
                        TO LINCOLN CAPITAL MANAGEMENT                    RATE
                        -----------------------------                    -----
     First $20 million.................................................. .4675%
     Next $130 million.................................................. .35
     Next $350 million.................................................. .25
     Next $500 million.................................................. .20
     Over $1,000 million................................................ .15

--------
* During the time that the assets of the Intermediate Bond Fund and the International Equity Fund are invested in shares of registered investment companies, no separate investment advisory fees will be paid by the applicable Funds. Such Funds, however, will indirectly bear their proportionate share of the investment advisory fees and annual operating expenses payable by such registered investment companies. See "Intermediate Bond Fund-- Investment Advisors and Initial Investments in Registered Investment Companies," and "International Equity Fund--Investment Advisor and Initial Investment in Registered Investment Companies." In the most recent periods for which information is available, the PIMCO Total Return Fund paid total asset management and administration fees of .43%, the Masterworks Bond Index Fund paid total asset management and administration fees of .23% and the T. Rowe International Stock Fund paid total asset management and administration fees of .85%. Such fees vary with the amount of assets held in such registered investment companies and as a result of changes in the underlying fee structure of such investment companies. However, program expense fees and trustee, management and administrative fees are paid during the time that the Funds are invested in such registered investment companies. Rowe Price-Fleming International has separately agreed that in return for administrative services provided by State Street with respect to the International Equity Fund, Rowe Price-Fleming International shall pay State Street a .10% administrative fee which is credited to the International Equity Fund.

                             VALUE OF ASSETS IN
                         BALANCED FUND ALLOCATED TO
                         MILLER, ANDERSON & SHERRERD                      RATE
                         ---------------------------                     ------
     First $25 million..................................................  .50  %
     Next $50 million...................................................  .25
     Next $775 million..................................................  .15
     Over $850 million..................................................  .125
                             VALUE OF ASSETS IN
                              VALUE EQUITY FUND
                    ALLOCATED TO SANFORD BERNSTEIN & CO.                  RATE
                    ------------------------------------                 ------
     First $10 million..................................................  .50  %
     Next $10 million...................................................  .40
     Next $30 million...................................................  .35
     Next $50 million...................................................  .30
     Next $50 million...................................................  .25
     Next $50 million...................................................  .225
     Next $50 million...................................................  .20
     Next $50 million...................................................  .175
     Over $300 million..................................................  .15
                             VALUE OF ASSETS IN
                             GROWTH EQUITY FUND
                     ALLOCATED TO BANKERS TRUST COMPANY                   RATE
                     ----------------------------------                  ------
     First $100 million.................................................  .075 %
     Next $100 million..................................................  .0375
     Over $200 million..................................................  .010
                             VALUE OF ASSETS IN
                            GROWTH EQUITY  FUND
                 ALLOCATED TO DRESDNER RCM GLOBAL INVESTORS               RATE
                 ------------------------------------------              ------
     First $10 million..................................................  .70  %
     Next $10 million...................................................  .60
     Next $20 million...................................................  .50
     Next $20 million...................................................  .35
     Next $40 million...................................................  .30
     Over $100 million..................................................  .25

                      VALUE OF ASSETS IN BALANCED FUND,
                           GROWTH EQUITY FUND AND
                           AGGRESSIVE EQUITY FUND
                ALLOCATED TO CAPITAL GUARDIAN TRUST COMPANY*              RATE
                --------------------------------------------             ------
     First $20 million..................................................  .50  %
     Next $30 million...................................................  .35
     Over $50 million...................................................  .225
                             VALUE OF ASSETS IN
                           AGGRESSIVE EQUITY FUND
                   ALLOCATED TO SIT INVESTMENT ASSOCIATES                 RATE
                   --------------------------------------                ------
     First $10 million.................................................. 1.00  %
     Next $10 million...................................................  .70
     Over $20 million...................................................  .60
                             VALUE OF ASSETS IN
                          INTERNATIONAL EQUITY FUND
               ALLOCATED TO ROWE PRICE-FLEMING INTERNATIONAL**            RATE
               -----------------------------------------------           ------
     First $20 million..................................................  .75  %
     Next $30 million...................................................  .60
     Over $50 million...................................................  .50

    --------
* Investment Advisor fees payable to Capital Guardian Trust Company are subject to a fee reduction equal to 5% of the aggregate Investment Advisor fee payable to Capital Guardian Trust Company.
** See footnote on page 57.

ORGANIZATIONAL EXPENSES

  Expenses incurred in connection with the organization of the Stable Asset Return Fund, the Intermediate Bond Fund, the Value Equity Fund, the Index Fund, the International Equity Fund and the Structured Portfolio Service, including state and federal securities law registration fees, legal and accounting fees and expenses and printing costs, totaled approximately $1,765,970. These expenses were allocated to the Funds based on net asset value, were capitalized by each Fund and were amortized over the period beginning September 1995 and ending September 1998.

FEE RECIPIENTS

  The following information with respect to fees is based on the approximate assets of the Program on September 30, 1998, which total $2,815,000,000. The total includes $666,000,000 for the Stable Asset Return Fund, $116,000,000 for the Intermediate Bond Fund, $373,000,000 for the Balanced Fund, $125,000,000 for the Value Equity Fund, $1,036,000,000 for the Growth Equity Fund, $176,000,000 for the Index Fund, $259,000,000 for the Aggressive Equity Fund, $60,000,000 for the International Equity Fund, and $4,000,000 for the Equitable Real Estate Account. These fees vary based on the size of the Funds. State Street in its capacity as administrator of the Program and manager of the Funds would receive fees of $10,000,000 on an annual basis (exclusive of certain non-recurring fees and the Structured Portfolio Service fee). ABRA would receive fees of $1,400,000 on an annual basis in its capacity as sponsor of the Program. Assuming the allocation of the assets of the Funds among the Investment Advisors is as set forth above, the following advisory fees would have been payable: Capital Guardian Trust Company -- $1,328,000 (after an applicable fee discount of $70,000); Bankers Trust Company -- $117,000; Lincoln Capital Management-- $821,000, Miller, Anderson & Sherrerd -- $388,000; Dresner RCM Global Investors -- $860,000; Sit Investment Associates -- $890,000; and Sanford Bernstein & Co.-- $408,000. In addition, based on published fee schedules, the following anticipated Investment Advisors would have received the following fees from registered investment companies into which certain funds were invested: PIMCO-- $335,000; Rowe Price-Fleming International -- $510,000 (before credit of a $60,000 administrative fee paid to the International Fund by Rowe Price-Fleming International); and Barclay's Global Investors-- $87,000.

                        ERISA AND FIDUCIARY OBLIGATIONS

  Each Employer's plan and trust, as well as the American Bar Association Members Retirement Trust, the American Bar Association Members Pooled Trust for Retirement Plans and the Collective Trust, are subject to the requirements of ERISA, and the underlying assets are considered ERISA plan assets. The obligations imposed by ERISA apply to those persons who have discretionary authority or control regarding the management or administration of ERISA plan assets. Accordingly, each Employer, each trustee of an individually designed plan, State Street, as trustee of the ABA Members Trusts and the Collective Trust, ABRA and each Investment Advisor will be considered ERISA fiduciaries to the extent that they exercise any discretionary authority or control over plan assets.

  Fiduciaries must manage ERISA plan assets consistent with the fiduciary requirements set forth in Part 4 of Title I of ERISA, including the requirement that (a) the investments satisfy the diversification standard for a plan set forth in section 404(a) of ERISA, (b) the investments be prudent and be in the best interests of a plan and its members and beneficiaries, (c) the investment be permissible under the terms of the underlying plan and trust documents, and (d) the plan not engage in a transaction described in section 406 of ERISA (commonly referred to as a "prohibited transaction"), unless an exemption applies. Therefore, each Employer must determine that the Investment Options meet the applicable fiduciary requirements of ERISA.

  In determining whether an investment is prudent for purposes of ERISA, the appropriate fiduciary for each plan who makes investment decisions should consider all facts and circumstances, including, without limitation, whether the investment provides sufficient liquidity in light of the foreseeable needs of the plan, and whether the investment is reasonably designed, as part of the plan assets with respect to which the fiduciary has investment duties, to further the purposes of the plan, taking into consideration the risk of loss and the opportunity for gain or other return associated with the investment. The assets of the Collective Trust and the Funds will be invested in accordance with the investment policies and objectives expressed herein and each Self-Managed Account will be invested in accordance with the investment directions of the respective Participant, Employer or plan trustee. None of State Street, ABRA and the Investment Advisors has any responsibility for developing any overall investment strategy of any plan. In addition, under ERISA, no plan fiduciary is liable for any loss which results from the individual investment election of a Participant or beneficiary to the extent that a plan and a particular transaction complies with section 404(c) of ERISA and the Department of Labor regulations thereunder.

  As a fiduciary, State Street must manage the assets of the Collective Trust consistent with the applicable fiduciary requirements of ERISA, including the prudent man requirement, the exclusive benefit requirement and the prohibited transaction rules. With respect to the prohibited transaction rules, State Street intends to rely on several prohibited transaction class exemptions. In addition, it is contemplated that State Street and the Investment Advisors will each meet the requirements of a "qualified professional asset manager" as defined in Prohibited Transaction Class Exemption 84-14, issued by the Department of Labor.

  BONDING. As a fiduciary, each Employer must secure adequate bonding as required by section 412 of ERISA for every fiduciary of the plan and for every person (other than for State Street personnel) who handles funds or property of the plan (a "Plan official"). The bond must protect the plan against loss due to acts of fraud or dishonesty by plan officials. The amount of the bond is determined at the beginning of each plan year, and must be at least 10% of the amount of the funds handled. The amount must, however, be at least $1,000, and generally is not required to be more than $500,000.

ERISA SECTION 404(C)

  IN GENERAL. The American Bar Association Members Retirement Plan is intended to be a plan described in section 404(c) of ERISA and the Department of Labor regulations thereunder. Each adopting Employer intends, by adopting the American Bar Association Members Retirement Plan, to have section 404(c) of ERISA apply to the plan as so adopted. Under section 404(c) of ERISA, a Participant (or beneficiary) who exercises control over assets in his or her plan account generally is not deemed to be a plan fiduciary, and persons who are otherwise plan fiduciaries, including the adopting Employer, ABRA and State Street may be relieved of ERISA fiduciary liability for any loss which are the direct and necessary result of investment instructions given by the Participant (or beneficiary). However, such relief may not be available for investments made pursuant to the default provisions applicable to cases where a Participant (or beneficiary) has not made an investment election.

  The Department of Labor regulations under section 404(c) of ERISA describe the standards for determining whether a plan, and a particular transaction, is afforded this relief. The regulations define an "ERISA Section 404(c) plan" as an individual account plan, such as the American Bar Association Members Retirement Plan, that (i) provides participants (or beneficiaries) an opportunity to exercise control over assets in their individual plan accounts, and (ii) provides participants (or beneficiaries) an opportunity to choose, from a broad range of investment alternatives, the manner in which some or all of the assets in their accounts are invested. Set forth below is a summary of the manner in which the American Bar Association Members Retirement Plan satisfies the requirement of the regulations.

  OPPORTUNITY TO EXERCISE CONTROL. The American Bar Association Members Retirement Plan provides Participants (or beneficiaries) an opportunity to give investment instructions to a fiduciary designated by the Employer, which is State Street unless the Employer designates another fiduciary for this purpose. Participants (or beneficiaries) also are provided (or have the opportunity to obtain) certain information intended to enable them to make informed decisions as to available investment alternatives. This information includes: (i) identification and description of the investment options available under the plan, including a general description of the investment objectives and risk and return characteristics of each option; (ii) identification of any investment managers designated by the Employer; (iii) a description of plan procedures under which Participants may give investment instructions, including limitations on frequency or number of directions; (iv) identification of certain transaction fees and expenses which are charged to a Participant's account; (v) copies of prospectuses with respect to any mutual fund where a Participant's account has no previous investment in such option; and (vi) copies of certain materials (such as voting forms and proxy information) necessary for a Participant to exercise pass-through voting, tender and similar rights.

  Upon request, certain additional information must be provided to Participants by the Plan fiduciary designated by the Employer (or person or persons designated by the Plan fiduciary to act on its behalf), and the Employer must identify the name, address and phone number of such person or persons. For an Employer which has not designated a fiduciary other than State Street for this purpose, requests should be made to State Street Bank and Trust Company, ABRA Program Services, P.O. Box 9109, Boston, MA 02209-9109 or by calling the ABRA Customer Service Line at State Street at (800) 348-2272. This information includes: (i) a description of the annual operating expenses of each Investment Option, such as investment management fees, administrative fees and transaction costs, which may reduce a Participant's account, and the aggregate amount of such expenses expressed as a percentage of net assets of the Investment Option;
(ii) copies of prospectuses, financial statements and reports and other materials relating to Investment Options; (iii) a list of the underlying assets of an Investment Option that holds "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101), and the value of each such asset (or the proportion of the investment alternative which it comprises), and with respect to certain fixed rate investment contracts, the name of the issuer of the contract and the contract term and rate of return; (iv) information concerning the value of shares or units in available Investment Options, including their past and current investment performance; and (v) information concerning the value of shares or units in investment options held in a Participant's account.

  The Department of Labor regulations permit fiduciaries to decline to implement a Participant's investment instructions under certain circumstances, for example, if the result would be a transaction prohibited under ERISA or the Internal Revenue Code, or would generate taxable income to the plan. State Street, as plan trustee, may, therefore, decline to follow the investment instructions of a Participant under certain circumstances. It is generally not anticipated, however, that the exercise of investment elections allowed under the American Bar Association Members Retirement Plan, including Self-Managed Accounts, would result in such circumstances.

  RANGE OF INVESTMENT ALTERNATIVES. The Department of Labor regulations require a plan to offer at least three "core" investment alternatives which (i) are diversified as to type of investment; (ii) have materially different risk and return characteristics; (iii) in the aggregate enable a Participant to achieve an investment portfolio with appropriate aggregate risk and return characteristics; and (iv) tend to minimize through diversification the overall risk to Participants' portfolios. The Stable Asset Return Fund, the Intermediate Bond Fund, the Balanced Fund, the Value Equity Fund, the Growth Equity Fund, the Index Fund, the Aggressive Equity Fund and the International Equity Fund are intended to constitute "core" investment options. See "Stable Asset Return Fund," "Intermediate Bond Fund," "Balanced Fund," "Value Equity Fund," "Growth Equity Fund," "Index Equity Fund," "Aggressive Equity Fund" and "International Equity Fund." If the Employer has so provided, a plan may also offer the Self-Managed Account as an additional "non-core" investment option. The relief from fiduciary liability provided by section 404(c) of ERISA is applicable to all investment elections under a plan, including any elections to invest in any of the "non-core" investments described above.

  The Department of Labor regulations require a plan to allow Participants to transfer among the "core" investment options at least once during any three-month period. The American Bar Association Members Retirement Plan generally permits Participants to make investment elections and make transfers among investment options on a daily basis.

                        REGULATION OF COLLECTIVE TRUST

  Although Funds and the Structured Portfolio Service are similar in certain respects to registered open-end management investment companies (commonly referred to as "mutual funds"), Funds and the portfolios of the Structured Portfolio Service under the Collective Trust are exempt from registration under the Investment Company Act because they are "collective trust funds" maintained by a bank consisting solely of assets of the plans. For this reason, the Funds and the portfolios of the Structured Portfolio Service are not subject to compliance with the requirements of the Investment Company Act that apply to mutual funds.

  A typical mutual fund is operated by a board of trustees through contractual arrangements with one or more investment advisers, administrators, custodians and similar service providers. Under the Investment Company Act, a mutual fund is required to provide shareholders with voting rights with respect to a variety of matters, including the election of the mutual fund's trustees, the approval of the fund's contracts with its investment advisers and the approval of changes to the mutual fund's fundamental investment policies.

  Unlike the typical mutual fund, the Collective Trust is operated by a single corporate trustee (State Street), which is responsible for all aspects of each Fund and the portfolios of the Structured Portfolio Service, including portfolio management, administration and custody. Under the Collective Trust, Investors have no voting rights with respect to the selection of State Street, as trustee, the selection of the Fund's Investment Advisors or changes to any investment policy of a Fund and the portfolios of the Structured Portfolio Service. State Street may make additional Funds available as Investment Options from time to time subject to the approval of ABRA, and State Street may terminate or amend the terms of the Funds from time to time upon notice to, and in consultation with, ABRA. On behalf of the Investors, however, ABRA will exercise independent oversight of State Street with respect to certain aspects of the Program. In particular, none of the fees charged by State Street or the Investment Advisors may be changed without the prior approval of ABRA. For additional information concerning the role of ABRA under the Program, see "American Bar Retirement Association."

  Under the Investment Company Act, the investment advisor to a mutual fund and its affiliates are prohibited from engaging in principal transactions with the mutual fund. Although these provisions of the Investment Company Act do not apply to the Funds and the portfolios of the Structured Portfolio Service, similar prohibitions on self-dealing are applicable to State Street and each Investment Advisor under ERISA.

  A mutual fund is required to issue "redeemable securities" within the meaning of the Investment Company Act. To satisfy this requirement, a mutual fund may not invest more than 10% of its assets in illiquid securities and may not suspend or postpone the redemption of shares for more than seven days, except under certain extraordinary circumstances. Similar provisions have been adopted with respect to each of the Funds, except the Stable Asset Return Fund, which may invest more than 10% of its assets in illiquid securities and may temporarily suspend or postpone withdrawals or transfers if there are insufficient liquid assets to satisfy withdrawal or transfer requests. For additional information concerning the risks associated with an investment in the Stable Asset Return Fund, see "Stable Asset Return Fund."

  The Stable Asset Return Fund relies on Amortized Cost Pricing as the method for valuing portfolio securities of the Fund. Unlike a mutual fund, however, the Stable Asset Return Fund and the portfolios of the Structured Portfolio Service are not subject to Rule 2a-7 under the Investment Company Act, which requires a mutual fund, as a condition to the use of Amortized Cost Pricing, to satisfy certain quality diversification and maturity standards with respect to its portfolio. For a more complete description of the risks associated with the use of Amortized Cost Pricing, see "Stable Asset Return Fund--Valuation of Units."

  Finally, because the Funds and the portfolios of the Structured Portfolio Service are not registered under the Investment Company Act, the Funds and the portfolios of the Structured Portfolio Service are not subject to the periodic reporting requirements of the Investment Company Act and the operations of the Funds and the portfolios of the Structured Portfolio Service are not subject to inspection by the Securities and Exchange Commission. State Street, however, is subject to supervision and examination by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Massachusetts Commissioner of Banks. Furthermore, State Street is required to comply with the provisions of ERISA, to the extent applicable, in connection with the administration of the Program.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The provisions of the Internal Revenue Code relating to contributions and distributions under qualified retirement plans are outlined briefly below. For purposes of this outline it is assumed that Participants are not participants in any other qualified retirement plan. Provisions of the Internal Revenue Code that govern participation, vesting, funding or prohibited transactions are generally not discussed herein. There is also no discussion herein of the reporting and disclosure or fiduciary requirements of ERISA. See "ERISA and Fiduciary Obligations." In addition, there is no discussion of the impact, if any, of state laws that may apply. For information on these matters, Employers, plan trustees and Participants should consult their tax advisors.

  An Eligible Employer's adoption of the American Bar Association Members Pooled Trust for Retirement Plans does not require Internal Revenue Service ("IRS") approval, assuming that the applicable individually designed plan has been approved by the IRS. If an Eligible Employer adopts an ABA Members Plan, the Eligible Employer will not need IRS approval unless the Eligible Employer adopts certain provisions or maintains another plan. State Street will inform Eligible Employers whether they need to submit their plan to the IRS for approval. If such a submission is required, Eligible Employers will have to pay the IRS a user fee, which is currently $125. This fee is subject to change at the discretion of the IRS.

CONTRIBUTIONS

  Employer contributions to a Plan are deductible in the fiscal year for which they are made if the limitations of section 404 of the Internal Revenue Code are met. As a general rule, Employer contributions must be made for any fiscal year by the due date (including extensions) for filing the Employer's federal income tax return for that fiscal year. However, Participants' salary deferral contributions under a 401(k) plan and Participants' voluntary after-tax contributions must be contributed by the Employer as soon as practicable after the payroll period for which the deferral or contribution is made and within the time specified by applicable law.

  An Employer that has adopted the American Bar Association Members Retirement Plan as a profit sharing plan makes contributions in discretionary amounts to be determined annually. An individually designed profit sharing plan may provide for contributions that are either discretionary or fixed by a formula contained in the plan. The aggregate Employer contribution to the plan, including Participants' salary deferrals under a 401(k) arrangement, is limited to 15% of all Participants' taxable compensation for the plan year (or the amount of contributions called for if a SIMPLE 401(k) plan).

  An Employer that has adopted the American Bar Association Members Retirement Plan as a defined contribution pension plan must contribute a percentage of each Participant's compensation as specified by the Employer in the participation agreement. An Employer that has adopted the American Bar Association Retirement Plan as a target benefit pension plan must contribute an amount actuarially determined necessary to fund the benefit targeted at normal retirement age. In either a defined contribution pension plan or a target benefit plan, the Employer deductible contribution is limited by the formula specified in the participation agreement.

  Contributions on behalf of each Participant in one or more plans established under the American Bar Association Members Retirement Plan are limited to the lesser of $30,000 (for 1998 and 1999) and 25% of taxable compensation (excluding, in the case of self-employed persons, all deductible plan contributions, other than 401(k) salary deferral contributions, and one-half of self-employment (SECA) taxes paid). The Participant's after-tax employee contributions, and salary deferrals under a 401(k) plan and forfeitures are taken into account for purposes of applying this limitation. Employer contributions under the American Bar Association Members Retirement Plan or an individually designed defined contribution plan that are in excess of the foregoing limits are not deductible.

  A Participant's deferrals under a 401(k) plan may not exceed $7,000 as adjusted for inflation ($10,000 for 1998 and 1999) when combined with his elective contributions to simplified pensions (SEPs) tax deferred (section 403(b)) annuities, SIMPLE 401(k) plans, SIMPLE retirement accounts and contributions deductible by the employee under a trust described under section 501(c)(18) of the Internal Revenue Code.

  Under the American Bar Association Members Defined Benefit Plan or any individually designed defined benefit pension plan, the Plan's actuary determines the amount of the annual contribution. If the Employer adopts both the American Bar Association Members Defined Benefit Plan and the American Bar Association Members Retirement Plan (or any other combination of defined benefit and defined contribution plans), its deductible contribution is limited to 25% of all Participants' taxable compensation or the amount necessary to meet the minimum funding standard under the defined benefit plan, whichever is greater.

  If the Employer contributes more to the plan than is deductible under the above rules, the Employer may be liable for a 10% penalty tax on that non-deductible amount and may risk disqualifying the plan.

  Salary deferrals to a 401(k) plan are subject to applicable FICA (social security) and FUTA (unemployment) taxes.

DISTRIBUTIONS

  Income or gains on contributions are generally not subject to federal income tax until benefits are distributed to the Participant or the Participant's beneficiary. Generally, distributions in excess of an employee's after-tax contributions are taxed as ordinary income to the recipient.

  LUMP SUM PAYMENT. If a Participant's benefits are paid as a lump sum distribution after the Participant participates in a plan for at least five taxable years, the recipient may be able to use five-year income averaging. Under this method, the lump sum distribution is taxed in the year of receipt as though it were the recipient's only income and were received over a five-year period. To qualify for five-year income averaging, the distribution must consist of the Participant's entire interest in the plan and must be made in one taxable year of the recipient after attainment of age 59 1/2. Five-year income averaging is available only for one lump sum distribution, and only after age 59 1/2. Through 1991, a recipient may elect capital gain treatment with respect to a percentage of the portion of the Participant's lump sum distribution attributable to pre-1974 contributions. Note: Effective for tax years beginning after December 31, 1999, five-year income averaging is repealed.

  If a Participant was born before 1936, the Participant may elect to have special rules apply to one lump sum distribution provided it is made after attainment of age 59 1/2 or on account of death, disability (if the Participant is self-employed), or separation from service if the Participant is an employee. Under these special rules, a Participant may elect either ten-year income averaging using 1986 rates or five-year income averaging using then current rates. Furthermore, a Participant may elect separately to pay tax on the portion of the Participant's distribution attributable to pre-1974 contributions at a flat 20% rate.

  Any part of the taxable portion of a Participant's account balance or benefit may qualify for a tax-deferred rollover into an Individual Retirement Account (an "IRA") or another employer's qualified plan that accepts rollovers if the rollover is completed within 60 days, unless the distribution is one of a series of substantially equal payments (such as annuity payments or installments) made (1) over the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, or (2) over a specified period of 10 years or more. In addition, installment payments from a plan required to be made because a Participant has attained age 70 1/2, but prior to the year a participant retires, are eligible for rollover. Amounts that are rolled over into an IRA cannot generally be withdrawn without penalty before the Participant reaches age 59 1/2 and any such withdrawals will be taxable as ordinary income and will be ineligible for the preferential five-year averaging for lump-sum distributions. A rollover can be made "directly" from the plans to an IRA or to another employer's qualified plan that accepts rollovers. The amount of any eligible rollover distribution that is not transferred in a "direct" rollover is subject to mandatory 20% withholding. Additionally, any amount that is not rolled over is includible in the Participant's gross income and may be subject to the 10% additional income tax on premature distributions described below.

  ANNUITY PAYMENTS AND MONTHLY INSTALLMENTS. Each annuity or installment payment a Participant receives is treated as ordinary income except where the Participant has a "cost basis" in the benefit. A Participant's cost basis is equal to the amount of the Participant's voluntary after-tax contributions, plus any Employer contributions the Participant was required to include in gross income in prior years. A portion of each payment a Participant receives will, subject to certain special rules and limitations, be excluded from gross income to reflect the recovery of the Participant's cost basis.

  IN-SERVICE WITHDRAWALS OF AFTER-TAX CONTRIBUTIONS. The portion of each in-service withdrawal of voluntary after-tax employee contributions that is attributable to earnings will be included in a Participant's gross income. Amounts contributed before January 1, 1987 to employer plans that on May 5, 1986 permitted active employees to withdraw their after-tax contributions are taxable upon withdrawal only to the extent that they exceed the amount of the Participant's cost basis. Amounts included in gross income under this rule may also be subject to the additional 10% income tax on premature distributions described below.

  PREMATURE DISTRIBUTIONS. A Participant may be liable for an additional 10% income tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.

  The exceptions to the penalty tax include (a) distributions made on account of the Participant's death or disability, (b) distributions in the form of a life annuity or installments over the Participant's life expectancy (or the joint life expectancy of the Participant and the Participant's beneficiary),
(c) distributions due to separation from active service after age 55, (d) distributions used to pay deductible medical expenses, (e) distributions to an alternative payee pursuant to a qualified domestic relations order, (f) distributions to unemployed individuals for health insurance premiums,
(g) distributions for qualified higher education expenses, and (h) distributions for certain first time home purchases.

FEDERAL INCOME TAX WITHHOLDING

  Under the ABA Members Plans, federal income tax will be withheld from all taxable payments unless, where permitted, the recipient elects otherwise. The rate of withholding will depend on the type and, in certain cases, the amount of the distribution. A person receiving periodic monthly payments of less than $1,200 in 1998 and 1999 will generally be exempt from withholding, although he may elect to have tax withheld. A person receiving monthly payments of $1,200 or more will generally be subject to withholding as if the benefit payments were wages, unless he elects not to have tax withheld. Where a person whose monthly payments are $1,200 or more makes no withholding election whatsoever, tax will be withheld as if the person were married and claiming three withholding allowances. A special withholding table may be used to determine the withholding liability of a periodic payment. Although the amount of any periodic payment that will be withheld is determined as if the periodic payment were a payment of wages to the Participant for a payroll period, the amount to be withheld is calculated separately from any amounts that are actually paid to the Participant as wages for the same period. Non-periodic distributions from a plan will generally be subject to mandatory withholding at the rate of 20%, unless the distribution is transferred directly to another employer's qualified plan or to an IRA. A Participant will receive additional information and appropriate forms for withholding when he requests the necessary forms for a distribution or withdrawal.

  Under an individually designed plan that uses the American Bar Association Members Pooled Trust for Retirement Plans for investment only, State Street will pay the full amount of the distribution to the plan's trustee. The plan's trustee is responsible for withholding federal income tax upon distribution to the Participant.

                          TAXATION OF COLLECTIVE TRUST

  The Collective Trust is a tax-exempt group trust established pursuant to Revenue Ruling 81-100, 1981-1 C.B. 326. State Street has received from the IRS, on behalf of the Collective Trust, a favorable determination letter with respect to the tax-exempt status of the Collective Trust.

  As a tax-exempt group trust, the Collective Trust is not subject to federal income tax unless the Collective Trust generates unrelated business taxable income as defined in the Internal Revenue Code ("UBTI"). It is the policy of State Street not to invest any portion of the assets of the Collective Trust in a manner that will generate UBTI. However, if State Street determines that a proposed investment cannot be structured to avoid UBTI and that the projected after-tax return on that investment is sufficient to justify the making of such investment, then State Street may elect to make that investment. In the unlikely event that any UBTI is incurred by the Collective Trust, it is anticipated that any tax thereon would be reported and paid by the Collective Trust as an expense of the Collective Trust.

                                 LEGAL MATTERS

  The validity of the issuance of the Units offered hereby has been passed upon for the Collective Trust by Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York. Paul Weiss, Rifkind, Wharton & Garrison will rely, as to matters of Massachusetts law, upon the opinion of Goodwin, Procter & Hoar LLP, Boston, Massachusetts.

                                    EXPERTS

  The financial statements of each of the Funds, appearing in this Prospectus except as they relate to the unaudited nine-month period ended September 30, 1998 have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

  The Collective Trust is subject to the informational requirements of the Securities Exchange Act and in accordance therewith, it files reports and other information with the Securities and Exchange Commission in Washington, D.C.

  The Collective Trust has filed Registration Statements on Form S-1, including amendments thereto, relating to the Units offered hereby with the Commission. This prospectus does not contain all the information set forth in the Registration Statements to which they relate and the exhibits and schedules thereto. Statements contained in this prospectus as to the contents of any contract or any other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference. For further information with respect to the Collective Trust and State Street and the Units offered by this prospectus, reference is hereby made to the Registration Statements, exhibits and schedules.

  The Collective Trust's reports and other information filed in accordance with the Securities Exchange Act and the Registrations Statements and exhibits and schedules thereto may be inspected, without charge, and copied at at the SEC's public reference room at 450 Fifth Street, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. The SEC also maintains a site on the World Wide Web that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC (including the Collective Trust). The site's address is http://www.sec.gov.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         INDEX TO FINANCIAL STATEMENTS

                                                                         PAGE(S)
                                                                         -------
Report of Independent Accountants.......................................   F-4
Audited Financial Statements for the Year Ended December 31, 1997:
 AGGRESSIVE EQUITY FUND
  Statement of Assets and Liabilities...................................   F-5
  Statement of Operations...............................................   F-6
  Statement of Changes in Net Assets....................................   F-7
  Selected Per-Unit Data and Ratios.....................................   F-8
  Schedule of Investments...............................................   F-9
 BALANCED FUND
  Statement of Assets and Liabilities...................................  F-18
  Statement of Operations...............................................  F-19
  Statement of Changes in Net Assets....................................  F-20
  Selected Per-Unit Data and Ratios.....................................  F-21
  Schedule of Investments...............................................  F-22
 GROWTH EQUITY FUND
  Statement of Assets and Liabilities...................................  F-33
  Statement of Operations...............................................  F-34
  Statement of Changes in Net Assets....................................  F-35
  Selected Per-Unit Data and Ratios.....................................  F-36
  Schedule of Investments...............................................  F-37
 INDEX EQUITY FUND
  Statement of Assets and Liabilities...................................  F-56
  Statement of Operations...............................................  F-57
  Statement of Changes in Net Assets....................................  F-58
  Selected Per-Unit Data and Ratios.....................................  F-59
 INTERMEDIATE BOND FUND
  Statement of Assets and Liabilities...................................  F-60
  Statement of Operations...............................................  F-61
  Statement of Changes in Net Assets....................................  F-62
  Selected Per-Unit Data and Ratios.....................................  F-63
 INTERNATIONAL EQUITY FUND
  Statement of Assets and Liabilities...................................  F-64
  Statement of Operations...............................................  F-65
  Statement of Changes in Net Assets....................................  F-66
  Selected Per-Unit Data and Ratios.....................................  F-67
 STABLE ASSET RETURN FUND
  Statement of Assets and Liabilities...................................  F-68
  Statement of Operations...............................................  F-69
  Statement of Changes in Net Assets....................................  F-70
  Selected Per-Unit Data and Ratios.....................................  F-71
  Schedule of Investments...............................................  F-72

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         INDEX TO FINANCIAL STATEMENTS

                                                                        PAGE(S)
                                                                        -------
 VALUE EQUITY FUND
  Statement of Assets and Liabilities.................................    F-74
  Statement of Operations.............................................    F-75
  Statement of Changes in Net Assets..................................    F-76
  Selected Per-Unit Data and Ratios...................................    F-77
  Schedule of Investments.............................................    F-78
 STRUCTURED PORTFOLIO SERVICE
  (CONSERVATIVE, MODERATE, AGGRESSIVE)
  Statement of Assets and Liabilities.................................    F-87
  Statement of Operations.............................................    F-88
  Statement of Changes in Net Assets..................................    F-89
  Selected Per-Unit Data and Ratios...................................    F-91
  Notes to Financial Statements.......................................    F-94
Unaudited Financial Statements for the Nine Months Ended September 30,
 1998:
 AGGRESSIVE EQUITY FUND
  Statement of Assets and Liabilities.................................   F-101
  Statement of Operations.............................................   F-102
  Statement of Changes in Net Assets..................................   F-103
  Per-Unit Data and Ratios............................................   F-104
  Schedule of Investments.............................................   F-105
 BALANCED FUND
  Statement of Assets and Liabilities.................................   F-113
  Statement of Operations.............................................   F-114
  Statement of Changes in Net Assets..................................   F-115
  Per-Unit Data and Ratios............................................   F-116
  Schedule of Investments.............................................   F-117
 GROWTH EQUITY FUND
  Statement of Assets and Liabilities.................................   F-128
  Statement of Operations.............................................   F-129
  Statement of Changes in Net Assets..................................   F-130
  Per-Unit Data and Ratios............................................   F-131
  Schedule of Investments.............................................   F-132
 INDEX EQUITY FUND
  Statement of Assets and Liabilities.................................   F-149
  Statement of Operations.............................................   F-150
  Statement of Changes in Net Assets..................................   F-151
  Per-Unit Data and Ratios............................................   F-152
 INTERMEDIATE BOND FUND
  Statement of Assets and Liabilities.................................   F-153
  Statement of Operations.............................................   F-154
  Statement of Changes in Net Assets..................................   F-155
  Per-Unit Data and Ratios............................................   F-156
 INTERNATIONAL EQUITY FUND
  Statement of Assets and Liabilities.................................   F-157
  Statement of Operations.............................................   F-158
  Statement of Changes in Net Assets..................................   F-159
  Per-Unit Data and Ratios............................................   F-160

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         INDEX TO FINANCIAL STATEMENTS

                                                                         PAGE(S)
                                                                         -------
 STABLE ASSET RETURN FUND
  Statement of Assets and Liabilities...................................  F-161
  Statement of Operations...............................................  F-162
  Statement of Changes in Net Assets....................................  F-163
  Per-Unit Data and Ratios..............................................  F-164
 VALUE EQUITY FUND
  Statement of Assets and Liabilities...................................  F-165
  Statement of Operations...............................................  F-166
  Statement of Changes in Net Assets....................................  F-167
  Per-Unit Data and Ratios..............................................  F-168
  Schedule of Investments...............................................  F-169
 STRUCTURED PORTFOLIO SERVICE
  (CONSERVATIVE, MODERATE, AGGRESSIVE)
  Statement of Assets and Liabilities...................................  F-176
  Statement of Operations...............................................  F-177
  Statement of Changes in Net Assets....................................  F-178
  Per-Unit Data and Ratios..............................................  F-179

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Unitholders of the
American Bar Association Members/
State Street Collective Trust

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the selected per-unit data and ratios present fairly, in all material respects, the financial position of the Aggressive Equity Fund, Balanced Fund, Growth Equity Fund, Stable Asset Return Fund, Index Equity Fund, Intermediate Bond Fund, International Equity Fund, Value Equity Fund, Conservative Structured Portfolio Service, Moderate Structured Portfolio Service and Aggressive Structured Portfolio Service constituting the American Bar Association Members/State Street Collective Trust (hereafter referred to as the "Trust") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the selected per-unit data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per-unit data and ratios (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts

March 13, 1998

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments, at value (cost $252,133,577).........................  $331,261,601
Cash..............................................................         1,245
Receivable for investments sold...................................     2,111,984
Receivable for fund units sold....................................       783,589
Dividends and interest receivable.................................       240,858
Unamortized organizational costs..................................        53,124
                                                                    ------------
  Total Assets....................................................   334,452,401
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     2,035,414
Investment advisory fee payable...................................       337,637
State Street Bank and Trust Company--program fee payable..........        92,394
Trustee, management and administration fees payable...............        28,047
American Bar Retirement Association--program fee payable..........        14,017
Other accruals....................................................         5,304
                                                                    ------------
  Total Liabilities...............................................     2,512,813
                                                                    ------------
NET ASSETS (equivalent to $48.59 per unit based on 6,831,480 units outstanding).....................................................  $331,939,588
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends (net of foreign tax expense of $83).................... $ 1,577,956
  Interest.........................................................   1,118,012
                                                                    -----------
    Total investment income........................................   2,695,968
                                                                    -----------
EXPENSES
  Investment advisory fee..........................................   1,362,018
  State Street Bank and Trust Company--program fee.................   1,077,330
  Trustee, management and administration fees......................     225,470
  American Bar Retirement Association--program fee.................     157,383
  Amortization of organization costs...............................      77,792
  Reports to unitholders...........................................      48,900
  Legal and audit fees.............................................      41,455
  Registration fee.................................................      46,361
  Other expenses...................................................      12,768
                                                                    -----------
    Total expenses.................................................   3,049,477
                                                                    -----------
Net investment loss................................................    (353,509)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................  39,709,808
  Change in net unrealized appreciation............................  12,757,570
                                                                    -----------
    Net realized and unrealized gain on investments................  52,467,378
                                                                    -----------
Net increase in net assets resulting from operations............... $52,113,869
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                    --------------------------
                                                        1996          1997
                                                    ------------  ------------
FROM OPERATIONS
  Net investment loss.............................. $   (160,464) $   (353,509)
  Net realized gain on investments.................   24,233,418    39,709,808
  Net change in unrealized appreciation on invest-
   ments...........................................   24,880,200    12,757,570
                                                    ------------  ------------
  Net increase in net assets resulting from opera-
   tions...........................................   48,953,154    52,113,869
                                                    ------------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.......................   35,023,922    41,120,394
  Cost of units redeemed...........................  (22,600,318)  (37,210,143)
                                                    ------------  ------------
  Net increase in net assets resulting from
   unitholder transactions.........................   12,423,604     3,910,251
                                                    ------------  ------------
    Net increase in net assets.....................   61,376,758    56,024,120
NET ASSETS
  Beginning of year................................  214,538,710   275,915,468
                                                    ------------  ------------
  End of year...................................... $275,915,468  $331,939,588
                                                    ============  ============
NUMBER OF UNITS
  Outstanding--beginning of year...................    6,390,559     6,727,703
    Sold...........................................      937,668       920,581
    Redeemed.......................................     (600,524)     (816,804)
                                                    ------------  ------------
  Outstanding--end of year.........................    6,727,703     6,831,480
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the year)*

                          FOR THE PERIOD
                          JANUARY 2, 1992
                           (COMMENCEMENT                 FOR THE YEAR ENDED
                         OF OPERATIONS) TO                  DECEMBER 31,
                           DECEMBER 31,     ---------------------------------------------------
                               1992           1993       1994       1995      1996       1997
                         -----------------  --------   --------   --------  --------   --------
Investment income.......     $    .30       $    .25   $    .28   $    .32  $    .36   $    .39
Expenses................         (.26)          (.28)      (.28)      (.32)     (.39)      (.45)
                             --------       --------   --------   --------  --------   --------
Net investment loss.....          .04           (.03)       --         --       (.03)      (.06)
Net realized and
 unrealized gain (loss)
 on investments.........         1.43           3.60      (1.00)      7.81      7.47       7.64
                             --------       --------   --------   --------  --------   --------
Net increase (decrease)
 in unit value..........         1.47           3.57      (1.00)      7.81      7.44       7.58
Net asset value at be-
 ginning of year........        21.72          23.19      26.76      25.76     33.57      41.01
                             --------       --------   --------   --------  --------   --------
Net asset value at end
 of year................     $  23.19       $  26.76   $  25.76   $  33.57  $  41.01   $  48.59
                             ========       ========   ========   ========  ========   ========
Ratio of expenses to
 average net assets.....         1.25%****      1.15 %     1.10 %     1.10%     1.04 %      .98 %
Ratio of net investment
 income (loss) to
 average net assets.....          .17%****      (.12)%      .02 %      .01%     (.06)%     (.11)%
Portfolio turnover......           43%***         42 %       48 %       63%       48 %       36 %
Total return............         6.77%***      15.39 %    (3.74)%    30.32%    22.16 %    18.48 %
Average commissions
 rate**.................          --             --         --         --   $ 0.0502   $ 0.0487
Net assets at end of
 year
 (in thousands).........     $116,426       $153,465   $163,678   $214,539  $275,915   $331,940

--------
* Calculations prepared using the monthly average number of units outstanding during the year.
** Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.
***  Not annualized.
**** Ratios annualized.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
COMMON STOCKS (92.3%)
BASIC INDUSTRIES (2.3%)
CHEMICALS
OM Group Inc. ..........................................     42,000 $  1,538,250
R.P.M. Inc. Ohio........................................     93,593    1,427,293
                                                                    ------------
                                                                       2,965,543
                                                                    ------------
PAPER
Caraustar Industries Inc. ..............................     45,000    1,541,250
Pentair Inc. ...........................................     52,800    1,897,500
                                                                    ------------
                                                                       3,438,750
                                                                    ------------
PLASTICS
Advanced Energy Industries Inc.*........................     79,500    1,187,531
                                                                    ------------
TOTAL BASIC INDUSTRIES..................................               7,591,824
                                                                    ------------
CAPITAL GOODS (6.1%)
BUILDING CONSTRUCTION
McDermott J. Ray S A*...................................     57,500    2,472,500
                                                                    ------------
ELECTRICAL EQUIPMENT
ASM Lithography Holding N V*............................     46,000    3,105,000
Watsco Inc. ............................................     40,000      987,500
                                                                    ------------
                                                                       4,092,500
                                                                    ------------
INDUSTRIAL MACHINERY
Alyn Corp.*.............................................     45,000      472,500
Crane Company...........................................     77,000    3,339,875
Integrated Process Equipment Corp.*.....................     45,000      708,750
Kennametal Inc. ........................................     52,000    2,694,250
NN Ball & Roller Inc. ..................................    112,700    1,000,213
U.S. Filter Corp.*......................................     71,000    2,125,563
                                                                    ------------
                                                                      10,341,151
                                                                    ------------
MISCELLANEOUS
Silicon Vy Group Inc. ..................................     75,000    1,696,875
                                                                    ------------
POLLUTION CONTROL
Waste Mgmt Int'l. PLC ADR* **...........................    264,000    1,650,000
                                                                    ------------
TOTAL CAPITAL GOODS.....................................              20,253,026
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
CONSUMER BASICS (8.2%)
DRUGS AND HEALTHCARE
Biogen Inc.*............................................     85,500 $  3,110,063
Cardiac Pathways Corp.*.................................      8,000       56,000
Depuy Inc. .............................................     70,000    2,012,500
Dura Pharmaceuticals Inc.*..............................     71,300    3,270,888
Elan PLC ADR* **........................................     82,000    4,197,375
Gilead Sciences Inc.*...................................     56,500    2,161,125
Healthsouth Corp.*......................................     64,000    1,776,000
Immune Response Corp.Del*...............................    137,700    1,531,913
Millennium Pharmaceuticals*.............................     26,600      505,400
Oxford Health Plans Inc.*...............................     34,500      536,906
Phycor Inc.*............................................     25,500      688,500
Physio Control Int'l. Corp.*............................     54,700      868,363
Vertex Pharmaceuticals Inc.*............................     43,500    1,435,500
                                                                    ------------
                                                                      22,150,533
                                                                    ------------
FOOD AND BEVERAGE
Ben & Jerry's Homemade Inc.*............................     50,000      775,000
Delmonte Company*.......................................    121,600    1,778,400
Thorn Apple Vy Inc. ....................................     60,000      870,000
                                                                    ------------
                                                                       3,423,400
                                                                    ------------
HOUSEHOLD PRODUCTS
USA Detergents Inc.*....................................     58,000      471,250
                                                                    ------------
TOBACCO
Swisher Int'l. Group Inc.*..............................     45,300      770,100
                                                                    ------------
MISCELLANEOUS
Urocor Inc.*............................................     79,000      488,813
                                                                    ------------
TOTAL CONSUMER BASICS...................................              27,304,096
                                                                    ------------
CONSUMER DURABLE GOODS (3.1%)
AUTO PARTS
Standard Products Company...............................     34,400      881,500
Walbro Corp. ...........................................     42,000      564,375
                                                                    ------------
                                                                       1,445,875
                                                                    ------------
AUTOMOBILES
Circuit City Stores Inc. ...............................     55,300      497,700
Harley Davidson Inc. ...................................    121,000    3,312,375
United Auto Group Inc.*.................................     18,000      326,250
                                                                    ------------
                                                                       4,136,325
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
HOUSEHOLD APPLIANCES AND FURNISHINGS
Harman Int'l. Industries Inc. New.......................     20,000 $    848,750
Libbey Inc. ............................................     56,000    2,121,000
Williams Sonoma Inc.*...................................      9,000      376,875
                                                                    ------------
                                                                       3,346,625
                                                                    ------------
TIRES AND RUBBER
Bandag Inc. ............................................     28,000    1,496,250
                                                                    ------------
TOTAL CONSUMER DURABLE GOODS............................              10,425,075
                                                                    ------------
CONSUMER NON-DURABLE GOODS (4.0%)
APPAREL AND TEXTILES
Jones Apparel Group Inc.*...............................     23,200      997,600
                                                                    ------------
COSMETICS AND TOILETRIES
Lauder Estee Companies Inc. ............................     36,000    1,851,750
Paragon Trade Brands Inc.*..............................     76,900      990,088
                                                                    ------------
                                                                       2,841,838
                                                                    ------------
RETAIL TRADE
Cole Nat'l Corp.*.......................................      8,000      239,500
Gymboree Corp.*.........................................     40,000    1,095,000
Kohls Corp.*............................................     54,000    3,678,750
Micro Whse Inc.*........................................     36,000      501,750
Proffitts Inc.*.........................................     60,000    1,706,250
Staples Inc.*...........................................     84,000    2,331,000
                                                                    ------------
                                                                       9,552,250
                                                                    ------------
TOTAL CONSUMER NON-DURABLE GOODS........................              13,391,688
                                                                    ------------
CONSUMER SERVICES (2.2%)
HOTELS AND RESTAURANTS
Buffets Inc.*...........................................     93,000      871,875
Rio Hotel & Casino Inc.*................................     77,000    1,617,000
Ruby Tuesday Inc. ......................................     28,200      726,150
Sizzler Int'l. Inc. ....................................     69,500      186,781
                                                                    ------------
                                                                       3,401,806
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
LEISURE TIME
Acclaim Entertainment Inc.*.............................    119,500 $    433,188
Ascent Entertainment Group Inc.*........................     97,637    1,012,984
Imax Corp. ADR* **......................................     40,000      880,000
Westwood One Inc.*......................................     40,000    1,485,000
                                                                    ------------
                                                                       3,811,172
                                                                    ------------
TOTAL CONSUMER SERVICES.................................               7,212,978
                                                                    ------------
ENERGY (4.5%)
DOMESTIC OIL
NGC Corp. ..............................................     81,000    1,417,500
Noble Affiliates Inc. ..................................     54,500    1,921,125
                                                                    ------------
                                                                       3,338,625
                                                                    ------------
GAS EXPLORATION
Energen Corp. ..........................................     37,300    1,482,675
Forcenergy Inc. ........................................     50,500    1,322,469
Vintage Pete Inc. ......................................     73,000    1,387,000
                                                                    ------------
                                                                       4,192,144
                                                                    ------------
INTERNATIONAL OIL
Ranger Oil Ltd. ADR* **.................................    150,000    1,031,250
                                                                    ------------
PETROLEUM SERVICES
Camco Int'l. Inc. ......................................     52,900    3,369,069
Transocean Offshore Inc. ...............................     61,100    2,944,256
                                                                    ------------
                                                                       6,313,325
                                                                    ------------
TOTAL ENERGY............................................              14,875,344
                                                                    ------------
FINANCE (17.0%)
BANKS
Bank Utd Corp. .........................................     44,300    2,167,931
CCB Fin'l. Corp. .......................................     13,800    1,483,500
Coast Svgs Fin'l. Inc.*.................................     30,000    2,056,875
Commerce Bancshares Inc. ...............................     18,742    1,269,771
First Amern Corp. Tenn .................................     36,000    1,791,000
Hamilton Bancorp Inc. Fla*..............................     46,000    1,339,750
Hibernia Corp. .........................................     50,000      940,625
PFF Bancorp Inc.*.......................................     70,000    1,391,250
Republic NY Corp. ......................................     15,500    1,769,906
                                                                    ------------
                                                                      14,210,608
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
FINANCIAL SERVICES
Americredit Corp.*......................................     46,700 $  1,293,006
Green Tree Fin'l. Corp. ................................     39,200    1,026,550
Medallion Fin'l. Corp. .................................     78,000    1,716,000
Reliastar Fin'l. Corp. .................................     45,500    1,874,031
                                                                    ------------
                                                                       5,909,587
                                                                    ------------
INSURANCE
ACE Ltd. ADR* **........................................     36,000    3,474,000
Everest Reinsurance Hldgs...............................     29,000    1,196,250
FPA Medical Management Inc.*............................     81,500    1,517,938
Harleysville Group Inc. ................................     60,000    1,440,000
Mercury Gen Corp. New...................................    130,000    7,182,500
Magic Investment Corp. Wis .............................     56,000    3,724,000
Mutual Risk Management Ltd. ADR* **.....................     77,000    2,305,188
Nymagic Inc. ...........................................     25,000      689,063
                                                                    ------------
                                                                      21,528,939
                                                                    ------------
INVESTMENT COMPANIES
CMAC Invest Corp. ......................................     33,800    2,040,675
Ocwen Asset Invt Corp. .................................     45,000      922,500
Price T Rowe & Associates Inc. .........................     72,700    4,571,013
                                                                    ------------
                                                                       7,534,188
                                                                    ------------
SAVINGS AND LOAN
TCF Financial Corp. ....................................    213,000    7,228,688
                                                                    ------------
TOTAL FINANCE...........................................              56,412,010
                                                                    ------------
GENERAL BUSINESS (13.6%)
BROADCASTING
Cablevision Systems Corp.*..............................     32,000    3,064,000
Chris Craft Industries Inc.*............................     29,690    1,553,158
Global Star Telecom*....................................    120,588    5,923,886
HBO & Co. ..............................................    112,200    5,385,600
Spelling Entertainment Group Inc. ......................    167,100    1,169,700
                                                                    ------------
                                                                      17,096,344
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
BUSINESS SERVICES
Accustaff Inc.*.........................................    117,000 $  2,691,000
Ba Merchants Services Inc.*.............................     88,500    1,570,875
Corestaff Inc.*.........................................     63,500    1,682,750
Data Processing Corp.*..................................     60,000    1,530,000
Fiserv Inc.*............................................     73,600    3,615,600
Jacobs Engr Group Inc.*.................................        300        7,613
Legato Systems Inc.*....................................     38,300    1,685,200
National Data Corp. ....................................     42,500    1,535,313
Paychex Inc. ...........................................     90,050    4,558,781
Stewart Enterprises Inc. ...............................     87,000    4,056,375
Sylvan Learning Systems Inc.*...........................     29,400    1,146,600
                                                                    ------------
                                                                      24,080,107
                                                                    ------------
NEWSPAPERS
Media Gen. Inc .........................................     13,700      572,831
                                                                    ------------
PUBLISHING
Pulitzer Publishing Company.............................     17,000    1,067,813
Topps Inc. .............................................    162,200      359,881
                                                                    ------------
                                                                       1,427,694
                                                                    ------------
TELECOMMUNICATIONS SERVICES
Comsat Corp. ...........................................     77,000    1,867,250
                                                                    ------------
TOTAL GENERAL BUSINESS..................................              45,044,226
                                                                    ------------
MISCELLANEOUS (11.3%)
CONGLOMERATES
U.S. Industries Inc. New................................     54,450    1,640,306
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
MISCELLANEOUS
Castle Dental Centers Inc.*.............................     50,000 $    387,500
Chancellor Media Corp.*.................................     17,600    1,313,400
Consolidated Cap Corp.*.................................     78,000    1,584,375
Corn Products Int'l. Inc.*..............................      1,100       32,794
Cymer Inc. .............................................     33,400      501,000
Dollar Thrifty Automotive Grp*..........................     45,000      922,500
Esg Re Ltd.*............................................     14,600      343,100
Firearms Training Sys Inc.*.............................     51,300      266,119
Hagler Bailly Inc. .....................................     90,000    2,025,000
Icg Communications Inc.*................................     50,000    1,362,500
Indus Int'l. Inc.*......................................     55,200      400,200
Intelligroup Inc.*......................................    146,700    2,805,638
Kulicke & Soffa Industries Inc.*........................     85,000    1,583,125
Metro Information Svcs Inc.*............................     50,000    1,387,500
Mondavi Robert Corp.*...................................     16,500      804,375
Moneygram Pmt Sys Inc.*.................................    151,000    1,623,250
Newpark Res Inc.*.......................................      7,500      131,250
Nine Westgroup Inc. ....................................     63,100    1,636,656
Promus Hotel Corp. New*.................................     92,500    3,885,000
Speedfam Int'l. Inc.*...................................     43,700    1,158,050
Staff Leasing Inc.*.....................................     28,000      528,500
Superior Telecom Inc. ..................................      6,600      228,113
TMP Worldwide Inc.*.....................................     75,000    1,725,000
Tag Heuer Int'l S A ADR* **.............................     31,000      255,750
Tefron Ltd.*............................................     80,500    1,851,500
Total Ctl Prods Inc.*...................................    143,200    1,754,200
United Meridian Corp.*..................................     44,500    1,251,563
Viatel Inc.*............................................    185,000      925,000
White Cap Industries Corp.*.............................     72,600    1,352,175
                                                                    ------------
                                                                      34,025,133
                                                                    ------------
REAL ESTATE
Irvine Apartment Communities Inc. ......................     37,800    1,202,513
                                                                    ------------
ROYALTY TRUSTS
San Juan Basin Rty Trust................................     80,000      740,000
                                                                    ------------
TOTAL MISCELLANEOUS.....................................              37,607,952
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                           SHARES      VALUE
                                                         ---------- ------------
SHELTER (1.0%)
CONSTRUCTION MATERIALS
Granite Const. Inc. ....................................     60,000 $  1,380,000
Martin Marietta Materials Inc. .........................     56,000    2,047,500
                                                                    ------------
                                                                       3,427,500
                                                                    ------------
TOTAL SHELTER...........................................               3,427,500
                                                                    ------------
TECHNOLOGY (15.8%)
AEROSPACE
Computer Sciences Corp.*................................     23,000    1,920,500
                                                                    ------------
COMPUTERS AND BUSINESS EQUIPMENT
Be Semiconductor Industries*............................     28,000      269,500
Ceridian Corp.*.........................................     46,900    2,148,606
Novellus Sys. Inc.*.....................................     94,000    3,037,375
Pairgain Technologies Inc.*.............................     69,000    1,336,875
Peoplesoft Inc.*........................................    139,000    5,421,000
Pixar*..................................................     48,800    1,055,300
Stormedia Inc.*.........................................     57,000      124,688
Xilinx Inc.*............................................     70,000    2,454,375
                                                                    ------------
                                                                      15,847,719
                                                                    ------------
ELECTRONICS
ADC Telecommunications Inc.*............................    108,000    4,509,000
Analog Devices Inc.*....................................    130,000    3,599,375
Aspen Technology Inc.*..................................     44,500    1,524,125
Credence Systems Corp.*.................................     76,000    2,251,500
Digital Microwave Corp.*................................     80,000    1,160,000
Electroglas Inc.*.......................................     72,000    1,111,500
Eletronics For Imaging Inc.*............................     73,500    1,221,938
Electric Sys Inc.*......................................     62,000    2,883,000
Lam Resh Corp.*.........................................     45,000    1,316,250
LoJack Corp.*...........................................    110,000    1,622,500
Picturetel Corp.*.......................................     63,000      409,500
Teleflex Inc. ..........................................     30,400    1,147,600
                                                                    ------------
                                                                      22,756,288
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------
SOFTWARE
Baan Company NVF ADR* **...............................     37,000 $  1,221,000
Check Point Software Tech Ltd. ADR* **.................     41,500    1,691,125
Dendrite Int'l. Inc.*..................................    111,800    2,166,125
Microchip Technology Inc. .............................     50,500    1,515,000
Midway Games Inc.*.....................................     64,000    1,164,000
Parametric Technology Corp.*...........................     89,000    4,216,375
                                                                   ------------
                                                                     11,973,625
                                                                   ------------
TOTAL TECHNOLOGY.......................................              52,498,132
                                                                   ------------
TRANSPORTATION (2.7%)
AIR TRAVEL
America West Hldg Corp.*...............................     54,800    1,020,650
Continental Airls Inc.*................................     18,000      866,250
                                                                   ------------
                                                                      1,886,900
                                                                   ------------
RAILROADS
Railtex Inc. ..........................................     28,000      400,750
                                                                   ------------
TRUCKING AND FREIGHT FORWARDING
Air Express Int'l. Corp. ..............................     26,900      820,439
Caliber Sys Inc. ......................................     33,500    1,631,031
Landstar Sys Inc.*.....................................     65,800    1,735,475
MS Carriers Inc.*......................................     25,700      639,288
Polaris Industries Inc. ...............................     59,000    1,803,188
                                                                   ------------
                                                                      6,629,421
                                                                   ------------
TOTAL TRANSPORTATION...................................               8,917,071
                                                                   ------------
UTILITIES (0.5%)
GAS & PIPELINE UTILITIES
Eastern Enterprises....................................     33,900    1,525,500
                                                                   ------------
TOTAL UTILITIES........................................               1,525,500
                                                                   ------------
TOTAL COMMON STOCK (Cost $227,358,398).................             306,486,422
                                                                   ------------
                                                          UNITS
                                                        ----------
SHORT TERM INVESTMENTS (COST $24,775,179) (7.5%)
State Street Bank Yield Enhanced Short Term Investment
 Fund.................................................. 24,775,179   24,775,179
                                                                   ------------
TOTAL INVESTMENTS (COST $252,133,577) (99.8%)..........             331,261,601
Other Assets less Liabilities (0.2%)...................                 677,987
                                                                   ------------
NET ASSETS (100.0%)....................................            $331,939,588
                                                                   ============

--------
*  Non-income producing security.
** An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments, at value (cost $345,397,782).........................  $361,378,330
Cash..............................................................        19,812
Receivable for investments sold...................................       821,470
Dividends and interest receivable.................................     2,018,121
Unamortized organizational costs..................................        53,224
                                                                    ------------
  Total Assets....................................................   364,290,957
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     3,919,164
Payable for fund units redeemed...................................     1,399,029
Investment advisory fee payable...................................       315,689
State Street Bank and Trust Company--program fee payable..........       101,834
Trustee, management and administration fees payable...............        21,645
American Bar Retirement Association--program fee payable..........        15,051
Other accruals....................................................        14,221
Other liabilities.................................................         1,557
                                                                    ------------
  Total Liabilities...............................................     5,788,190
                                                                    ------------
NET ASSETS (equivalent to $44.42 per unit based on 8,070,199 units outstanding).....................................................  $358,502,767
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends (net of foreign tax expense of $24,365)............... $  2,841,395
  Interest........................................................    8,672,999
                                                                   ------------
    Total investment income.......................................   11,514,394
                                                                   ------------
EXPENSES
  Investment advisory fee.........................................      995,814
  State Street Bank and Trust Company--program fee................    1,154,131
  Trustee, management and administration fees.....................      241,510
  American Bar Retirement Association--program fee................      168,606
  Amortization of organization costs..............................       83,899
  Reports to unitholders..........................................       52,342
  Legal and audit fees............................................       44,373
  Registration fee................................................       49,624
  Other expenses..................................................       17,290
                                                                   ------------
    Total expenses................................................    2,807,589
                                                                   ------------
Net investment income.............................................    8,706,805
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain...............................................   80,198,178
  Change in net unrealized appreciation...........................  (26,498,974)
                                                                   ------------
    Net realized and unrealized gain on investments...............   53,699,204
                                                                   ------------
Net increase in net assets resulting from operations.............. $ 62,406,009
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                    --------------------------
                                                        1996          1997
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income............................ $  7,987,421  $  8,706,805
  Net realized gain on investments.................   26,015,161    80,198,178
  Net change in unrealized appreciation on invest-
   ments...........................................    5,122,866   (26,498,974)
                                                    ------------  ------------
  Net increase in net assets resulting from opera-
   tions...........................................   39,125,448    62,406,009
                                                    ------------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.......................   19,822,374    73,912,974
  Cost of units redeemed...........................  (28,072,708)  (73,217,548)
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from unitholder transactions....................   (8,250,334)      695,426
                                                    ------------  ------------
    Net increase in net assets.....................   30,875,114    63,101,435
NET ASSETS
  Beginning of year................................  264,526,218   295,401,332
                                                    ------------  ------------
  End of year...................................... $295,401,332  $358,502,767
                                                    ============  ============
NUMBER OF UNITS
  Outstanding--beginning of year...................    8,264,600     8,036,685
    Sold...........................................      584,936     1,578,134
    Redeemed.......................................     (812,851)   (1,544,620)
                                                    ------------  ------------
  Outstanding--end of year.........................    8,036,685     8,070,199
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                       SELECTED PER-UNIT DATA AND RATIOS

 (For a unit outstanding throughout the year)*

                          FOR THE PERIOD
                          JANUARY 2, 1992
                           (COMMENCEMENT                 FOR THE YEAR ENDED
                         OF OPERATIONS) TO                  DECEMBER 31,
                           DECEMBER 31,     ------------------------------------------------
                               1992           1993      1994      1995      1996      1997
                         -----------------  --------  --------  --------  --------  --------
Investment income.......     $    .89       $   1.00  $   1.08  $   1.19  $   1.30  $   1.42
Expenses................         (.25)          (.26)     (.26)     (.29)     (.33)     (.35)
                             --------       --------  --------  --------  --------  --------
Net investment income...          .64            .74       .82       .90       .97      1.07
Net realized and
 unrealized gain (loss)
 on investments.........        (1.56)           .82      (.82)     6.07      3.78      6.59
                             --------       --------  --------  --------  --------  --------
Net increase in unit
 value..................         (.92)          1.56       --       6.97      4.75      7.66
Net asset value at
 beginning of year......        24.40          23.48     25.04     25.04     32.01     36.76
                             --------       --------  --------  --------  --------  --------
Net asset value at end
 of year................     $  23.48       $  25.04  $  25.04  $  32.01  $  36.76  $  44.42
                             ========       ========  ========  ========  ========  ========
Ratio of expenses to
 average net assets.....         1.10%****      1.07%     1.03%     1.00%      .96%      .84%
Ratio of net investment
 income to average net
 assets.................         2.82%****      3.05%     3.32%     3.08%     2.85%     2.62%
Portfolio turnover......          119%***        153%      113%      155%      181%      122%
Total return............        (3.77)%***      6.64%     0.00%    27.84%    14.84%    20.84%
Average commissions
 rate**.................          --             --        --        --   $ 0.0550  $ 0.0510
Net assets at end of
 year (in thousands)....     $167,242       $193,362  $198,945  $264,526  $295,401  $358,503

--------
 * Calculations prepared using the monthly average number of units outstanding during the year.
** Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.
***  Not annualized.
**** Ratios annualized.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCKS (62.9%)
BASIC INDUSTRIES (5.7%)
ALUMINUM
Aluminum Company America...............................     34,000 $  2,392,750
                                                                   ------------
BUILDING MATERIALS
Applied Materials Inc.*................................    194,900    5,871,363
                                                                   ------------
CHEMICALS
Air Products & Chemicals Inc. .........................     35,200    2,895,200
Georgia Gulf Corp. ....................................      5,600      171,500
Praxair Inc. ..........................................     53,000    2,385,000
Zeneca Group PLC ADR**.................................     49,000    5,292,000
                                                                   ------------
                                                                     10,743,700
                                                                   ------------
PLASTICS
Illinois Tool Wks Inc. ................................     26,000    1,563,250
                                                                   ------------
TOTAL BASIC INDUSTRIES.................................              20,571,063
                                                                   ------------
CAPITAL GOODS (3.7%)
CONSTRUCTION AND MINING EQUIPMENT
Dover Corp. ...........................................     74,200    2,680,475
                                                                   ------------
ELECTRICAL EQUIPMENT
ASM Lithography Hldg N V ADR* **.......................     26,400    1,782,000
General Electric Company...............................     25,300    1,856,388
Johnson Ctls Inc. .....................................     48,000    2,292,000
Philips Electrs N V ADR**..............................      7,000      423,500
                                                                   ------------
                                                                      6,353,888
                                                                   ------------
POLLUTION CONTROL
Browning Ferris Inds Inc. .............................     59,600    2,205,200
Republic Industries Inc.*..............................     82,800    1,930,275
                                                                   ------------
                                                                      4,135,475
                                                                   ------------
TOTAL CAPITAL GOODS....................................              13,169,838
                                                                   ------------
CONSUMER BASICS (9.8%)
DRUGS AND HEALTHCARE
Abbott Labs............................................     31,600    2,071,775
Astra Ab ADR**.........................................    175,000    3,007,813
Guidant Corp. .........................................     81,100    5,048,475
Merck & Company Inc. ..................................     27,000    2,868,750
Pacificare Health Systems*.............................     40,830    2,125,333
Pfizer Inc. ...........................................     87,000    6,486,938
United Healthcare Corp. ...............................     58,400    2,901,750
                                                                   ------------
                                                                     24,510,834
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

FOOD AND BEVERAGE
Conagra Inc. ..........................................     85,200 $  2,795,625
Kellogg Company........................................     39,600    1,965,150
Nestle S A.............................................     30,000    2,238,750
Pepsico Inc. ..........................................     55,800    2,033,213
                                                                   ------------
                                                                      9,032,738
                                                                   ------------
TOBACCO
Philip Morris Companies Inc. ..........................     35,900    1,626,719
                                                                   ------------
TOTAL CONSUMER BASICS..................................              35,170,291
                                                                   ------------
CONSUMER DURABLE GOODS (1.8%)
AUTO PARTS
Eaton Corp. ...........................................      3,600      321,300
                                                                   ------------
AUTOMOBILES
Ford Motor Company Del.................................    100,000    4,868,750
Volvo Aktiebolaget ADR* **.............................     40,500    1,093,500
                                                                   ------------
                                                                      5,962,250
                                                                   ------------
TOTAL CONSUMER DURABLE GOODS...........................               6,283,550
                                                                   ------------
CONSUMER NON-DURABLE GOODS (4.4%)
APPAREL AND TEXTILES
Gucci Group N V ADR**..................................     10,400      435,500
Nike Inc. .............................................     49,500    1,942,875
V F Corp. .............................................     38,400    1,764,000
                                                                   ------------
                                                                      4,142,375
                                                                   ------------
LIQUOR
Anheuser Busch Companies Inc. .........................     40,000    1,760,000
                                                                   ------------
RETAIL TRADE
Lowes Companies Inc. ..................................     65,000    3,099,688
Wal Mart Stores Inc. ..................................     35,500    1,400,031
Woolworth Corp. .......................................    133,000    2,709,875
                                                                   ------------
                                                                      7,209,594
                                                                   ------------
TOYS, AMUSEMENTS, AND SPORTING GOODS
Hasbro Inc. ...........................................     84,800    2,671,200
                                                                   ------------
TOTAL CONSUMER NON-DURABLE GOODS.......................              15,783,169
                                                                   ------------
CONSUMER SERVICES (0.4)%
LEISURE TIME
Disney Walt Company....................................     15,000    1,485,938
                                                                   ------------
TOTAL CONSUMER SERVICES................................               1,485,938
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

ENERGY (4.6%)
DOMESTIC OIL
Atlantic Richfield Company.............................     19,400 $  1,554,425
Noble Affiliates Inc. .................................     20,500      722,625
                                                                   ------------
                                                                      2,277,050
                                                                   ------------
GAS EXPLORATION
Oryx Energy Company....................................     22,600      576,300
                                                                   ------------
INTERNATIONAL OIL
British Petroleum PLC ADR**............................     15,000    1,195,313
Chevron Corp. .........................................     24,200    1,863,400
Mobil Corp. ...........................................     11,900      859,031
Shell Trans & Trading PLC ADR**........................     81,100    3,548,125
                                                                   ------------
                                                                      7,465,869
                                                                   ------------
PETROLEUM SERVICES
Total S A ADR**........................................     77,500    4,301,250
Western Atlas Inc.*....................................     26,200    1,938,800
                                                                   ------------
                                                                      6,240,050
                                                                   ------------
TOTAL ENERGY...........................................              16,559,269
                                                                   ------------
FINANCE (11.2%)
BANKS
Bankamerica Corp. .....................................     62,400    4,555,200
Chase Manhattan Corp. (New)............................     47,000    5,146,500
Citicorp...............................................     19,900    2,516,106
Mercantile Bancorporation Inc. ........................     21,200    1,303,800
Wells Fargo & Company..................................     12,800    4,344,800
                                                                   ------------
                                                                     17,866,406
                                                                   ------------
FINANCIAL SERVICES
Capital One Financial Corp. ...........................     56,900    3,083,269
                                                                   ------------
INSURANCE
Cincinnati Financial Corp. ............................     27,500    3,870,625
Exel Ltd. ADR**........................................     99,200    6,286,800
General Re Corp. ......................................     13,300    2,819,600
                                                                   ------------
                                                                     12,977,025
                                                                   ------------
SAVINGS AND LOAN
Ahmanson H F and Company...............................     44,800    2,998,800
Golden West Financial Corp. ...........................     33,000    3,227,813
                                                                   ------------
                                                                      6,226,613
                                                                   ------------
TOTAL FINANCE..........................................              40,153,313
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

GENERAL BUSINESS (6.1%)
BROADCASTING
TCI Satellite Entmt Inc.*..............................      6,200 $     42,625
U S West Inc.*.........................................     60,900    1,758,488
Viacom Inc.*...........................................     37,500    1,535,344
                                                                   ------------
                                                                      3,336,457
                                                                   ------------
BUSINESS SERVICES
Donnelley RR & Sons Company............................     45,000    1,676,250
Interpublic Group Companies Inc. ......................     31,800    1,584,038
Nokia Corp. ADR**......................................     20,000    1,400,000
                                                                   ------------
                                                                      4,660,288
                                                                   ------------
NEWSPAPERS
News Corp. Ltd. ADR**..................................     63,900    1,373,851
                                                                   ------------
OFFICE FURNISHINGS AND SUPPLIES
Avery Dennison Corp. ..................................     53,700    2,403,075
                                                                   ------------
PUBLISHING
Jostens Inc. ..........................................     91,600    2,112,525
Time Warner Inc. ......................................     84,000    5,208,000
                                                                   ------------
                                                                      7,320,525
                                                                   ------------
TELECOMMUNICATION SERVICES
Tele Communications Inc. New*..........................     89,750    2,893,690
                                                                   ------------
TOTAL GENERAL BUSINESS.................................              21,987,886
                                                                   ------------
MISCELLANEOUS (4.1%)
CONGLOMERATES
Textron Inc. ..........................................     36,900    2,306,250
                                                                   ------------
MISCELLANEOUS
Dillards Inc. .........................................     38,000    1,339,500
Fort James Corp. ......................................     49,100    1,878,075
Pioneer Nat Res Company ADR**..........................     87,000    2,517,563
KLA Tencor Corp.*......................................     90,700    3,503,288
Slm Hldg Corp. ........................................     21,800    3,032,925
                                                                   ------------
                                                                     12,271,351
                                                                   ------------
TOTAL MISCELLANEOUS....................................              14,577,601
                                                                   ------------
TECHNOLOGY (6.9%)
AEROSPACE
Boeing Company.........................................     69,900    3,420,731
United Technologies Corp. .............................     28,500    2,075,156
                                                                   ------------
                                                                      5,495,887
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

COMPUTERS AND BUSINESS EQUIPMENT
Ascend Communications Inc.*............................     70,000 $  1,715,000
Cisco Sys Inc.*........................................     28,200    1,572,150
Xerox Corp. ...........................................     33,000    2,435,813
                                                                   ------------
                                                                      5,722,963
                                                                   ------------
ELECTRONICS
Electronic Data Sys Corp. New..........................     44,500    1,955,219
Ericsson L M Tel Company ADR**.........................    102,600    3,828,263
Intel Corp. ...........................................     41,200    2,894,300
Micron Technology Inc. ................................     63,000    1,638,000
Silicon Graphics Inc.*.................................     59,700      742,519
Teradyne Inc.*.........................................     80,300    2,569,600
                                                                   ------------
                                                                     13,627,901
                                                                   ------------
TOTAL TECHNOLOGY.......................................              24,846,751
                                                                   ------------
TRANSPORTATION (0.5%)
RAIL TRANSPORTATION
Wisconsincent Transn Corp.*............................     75,000    1,753,125
                                                                   ------------
TOTAL TRANSPORTATION...................................               1,753,125
                                                                   ------------
UTILITIES (3.7%)
ELECTRIC UTILITIES
Northeast Utilities....................................    109,100    1,288,744
                                                                   ------------
GAS AND PIPELINE UTILITIES
Mcn Energy Group Inc. .................................     55,100    2,224,663
Williams Companies Inc. ...............................    101,200    2,871,550
                                                                   ------------
                                                                      5,096,213
                                                                   ------------
TELEPHONE
Airtouch Communications Inc.*..........................     39,300    1,633,406
AT&T Corp. ............................................     34,500    2,113,125
MCI Communications Corp. ..............................     48,200    2,063,563
Worldcom Inc. Ga.......................................     37,500    1,134,364
                                                                   ------------
                                                                      6,944,458
                                                                   ------------
TOTAL UTILITIES........................................              13,329,415
                                                                   ------------
TOTAL COMMON STOCKS (Cost $212,170,717)................             225,671,209
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                        PRINCIPAL     VALUE
                                                       ----------- ------------

FIXED INCOME (34.1%)
CORPORATE BONDS (9.0%)
ASSET BACKED
Arcadia Automobile Receivables........................ $   600,000 $    601,808
Banc One Auto Grantor Tr 6.29% 07/20/04...............     825,000      825,592
Chevy Chase Auto Receivables 6.25% 07/20/04...........     775,000      775,556
Cps Auto Grantor Tr 6.65% 10/15/02....................     180,796      182,057
Daimler Benz Auto Grantor Tr 7.58% 03/20/05...........     510,237      510,554
First Merchants Auto Tr 6.70% 11/15/02****............     214,064      216,095
First Secauto Grantor Tr 6.10% 04/15/03...............     881,290      880,836
Ford Credit Auto Owner Tr 6.05% 04/15/01..............   1,025,000    1,024,135
Honda Auto Receivables Grantor 5.85% 02/15/03.........     893,159      891,756
Honda Auto Receivables Tr 5.95% 05/15/03..............     969,359      967,498
Long Beach Addep Auto Grn Tr Tr 6.69% 09/25/04****....     418,099      419,053
Nal Auto Tr 7.30% 12/15/00****........................      98,473       96,930
Nal Auto Tr 8.00% 12/16/02****........................     121,774      121,636
National Car Rental Financial Corp. 7.35% 10/20/03....     250,000      258,583
Nissan Auto Recievables Grantor 6.15% 02/17/03****....     930,293      931,744
Npf Xi Inc. 8.19% 07/01/01............................     100,000      101,350
Rental Car Fin Grp 6.45% 04/25/03.....................     725,000      725,851
Team Fleet Fing Corp. 7.35% 05/15/03..................     325,000      335,215
Team Fleet Fing Corp. 6.65% 12/15/02****..............     250,000      251,266
Wfs Financial Owner Tr 6.25% 03/20/02.................     650,000      650,058
World Financial Propertys Tower B 6.91% 09/01/13......   1,257,113    1,287,409
World Omni Automobile Lease 6.07% 11/25/03............     675,000      674,531
                                                                   ------------
                                                                     12,729,513
                                                                   ------------
ELECTRIC UTILITIES
Edison Mission Energy Funding Corp. 7.33%
 09/15/08****.........................................     200,000      208,876
Israel Elec Corp. Ltd 7.25% 12/15/06****..............     160,000      163,216
Israel Electric 7.75% 12/17/07........................     350,000      355,313
Samsung Electrs Ltd 7.45% 10/01/02****................     115,000       88,675
                                                                   ------------
                                                                        816,080
                                                                   ------------
FINANCE AND BANKING
Bankamerica Institutional Capital A 8.07%
 12/31/26****.........................................     725,000      775,373
Beneficial Corp. Mtn Bk Entry 6.47% 11/17/08..........     405,000      401,817
Beverly Finance 8.36% 07/15/04........................     250,000      269,883
BT Institutional Capital Tr A 8.09% 12/01/26****......     650,000      682,676
Corestates Capital 8.00% 12/15/26****.................     725,000      765,216
Creekwood Cap Corp. 8.47% 03/16/15****................     240,988      270,829
Equitable Life Assur Soc USA 6.95% 12/01/05****.......     250,000      255,398
Excel Paralubes Funding Corp. 7.43% 11/01/15****......     250,000      266,160

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                        PRINCIPAL     VALUE
                                                       ----------- ------------

Farmers Insurance Exch 8.63% 05/01/24****............. $   625,000 $    723,094
First Chicago Nbd Institutional Capital 7.95%
 12/01/26****.........................................     625,000      654,081
First Un Inst Capital I 8.04% 12/01/26................     650,000      685,087
Great Wesn Financial Tr Ii 8.21% 02/01/27.............     140,000      148,487
John Hancock Mut Life Insurance Company 7.38%
 02/14/24.............................................     250,000      262,298
Hutchison Whampoa Fin C I Ltd 7.45% 08/01/17 ADR**....     320,000      309,568
Korea Devbk 7.38% 09/17/04............................     665,000      532,140
Metropolitan Life Insurance Company 7.45%
 11/01/23****.........................................     500,000      512,550
Nationwide Mutual Life 7.50% 02/15/24.................     500,000      504,175
NB Capital Triv 8.25% 04/15/27****....................     485,000      529,261
New York Life Insurance Cor 7.50% 12/15/23............     250,000      253,845
Petrozuata Fin Inc. 8.22% 04/01/17....................     600,000      638,232
PNC Institutional Cap Tr A 7.95% 12/15/26.............     350,000      370,594
Rhone Poulenc A3 8.62% 01/05/21.......................     350,000      393,078
Scotia Pacific Hldg Corp. 7.95% 07/20/15..............     207,770      216,961
Town & Ctry Funding Corp. 5.85% 08/15/98..............     450,000      448,389
Washington Mut Capital I 8.38% 06/01/27...............     240,000      264,571
Wells Fargo Capital A 8.13% 12/01/26****..............     495,000      532,457
Wells Fargo Capital I 7.96% 12/15/26..................     225,000      236,567
Zurich Capital Trust 8.38% 06/01/37****...............     415,000      452,234
                                                                   ------------
                                                                     12,355,021
                                                                   ------------
INDUSTRIALS
AST Resh Inc. 7.45% 10/01/02****......................     475,000      366,268
Jet Equip Tr 10.00% 06/15/12****......................     350,000      447,867
Oil Pur Company 7.10% 04/30/02****....................     400,000      400,356
Paiton Energy 9.34% 02/15/14****......................     225,000      193,106
Philip Morris Companies Inc. 6.38% 02/01/06...........     250,000      245,538
                                                                   ------------
                                                                      1,653,135
                                                                   ------------
MISCELLANEOUS
Alcoa Aluminio S A 7.50% 12/16/08.....................     643,318      648,606
Anthem Insurance Companies Inc. Disc Coml 9.00%
 04/15/27****.........................................     475,000      522,719
Florida Residential Property & Casualty 7.38%
 07/01/03****.........................................     525,000      545,281
Florida Residential Property & Casualty 7.45%
 07/01/04****.........................................     100,000      104,543
Florida Windstorm Underwriting 5.50% 03/31/23****.....     200,000      201,584
News Amerhldgs Inc. 7.75% 01/20/24....................     100,000      104,058
News Amerhldgs Inc. 7.75% 02/01/24....................     170,000      177,827
Petroliam Nasional Berhad 7.13% 10/18/06 ADR** ****...     575,000      545,543
Prime Property Funding Ii Inc. 7.00% 08/15/04****.....     495,000      506,519
Railcar Leasing Llc 7.13% 01/15/13****................     375,000      394,886
                                                                   ------------
                                                                      3,751,566
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                         PRINCIPAL     VALUE
                                                        ----------- ------------

OTHER
Fifty Seventh Str Tr Assocs LLC 7.13% 06/01/17****..... $   247,988 $    254,726
Oxymar 7.50% 02/15/16..................................     175,000      177,564
                                                                    ------------
                                                                         432,290
                                                                    ------------
OTHER UTILITIES
Mobile Energy Services Company LLC 8.67% 01/01/17......     208,582      234,042
Ras Laffan Liquefied Nat Gas 8.29% 03/15/14****........     425,000      396,903
                                                                    ------------
                                                                         630,945
                                                                    ------------
TOTAL CORPORATE BONDS..................................               32,368,550
                                                                    ------------
FOREIGN BONDS (0.2%)
CORPORATE
Hyundai Semicon 8.63% 05/15/07 ADR**...................     370,000      271,813
                                                                    ------------
GOVERNMENT
Columbia Rep 8.70% 02/15/16 ADR**......................     440,000      428,208
                                                                    ------------
TOTAL FOREIGN BONDS....................................                  700,021
                                                                    ------------
MORTGAGE RELATED (6.6%)
FEDERAL AGENCIES
FHLMC PC Gtd. 549859 11.00% 09/01/20...................     118,884      134,412
FHLMC PC Gtd. 554922 10.50% 12/01/20...................     300,352      334,805
FHLMC PC Gtd. 555283 10.00% 09/01/17...................     384,241      420,379
FHLMC PC Gtd. 555293 10.00% 11/01/20...................     340,589      372,359
FHLMC PC Gtd. D06744 10.50% 08/01/19...................     103,262      113,012
FHLMC PC Gtd. D06959 10.50% 04/01/16...................     117,257      129,174
FHLMC PC Gtd. G00035 10.50% 02/01/21...................     146,503      161,824
                                                                    ------------
                                                                       1,665,965
                                                                    ------------
GOVERNMENT SPONSORED
FNMA Pool 303157 10.00% 05/01/22.......................     197,057      215,844
FNMA Pool 303554 11.50% 09/01/25.......................     142,214      161,767
                                                                    ------------
                                                                         377,611
                                                                    ------------
OTHER COLLATERALIZED MORTGAGE OBLIGATIONS
AFC Mortgage Ln Tr 8.07% 09/25/27......................     299,999      310,499
Alps 94 1Pass Thru Tr 7.80% 09/15/04...................     225,000      230,226
Alps 94/1Pass Thru Tr 9.35% 09/15/04...................     248,732      254,503
DLJ Mortgage Acceptance Corp. 7.58% 03/13/28****.......     250,000      266,446
DLJ Mortgage Acceptance Corp. 7.40% 06/01/03...........     417,060      433,328
DLJ Mortgage Acceptance Corp. 7.20% 07/14/03...........     265,331      273,937
Mid St Tr II 9.62% 04/01/03............................     500,000      540,567
                                                                    ------------
                                                                       2,309,506
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                        PRINCIPAL     VALUE
                                                       ----------- ------------

OTHER MARKETABLE
Airplanes Pass Through Tr 6.60% 03/15/19*****......... $   129,816 $    129,813
FHLMC Pc Gtd 9.50% 04/15/20...........................     110,488      123,228
FHLMC Pc Gtd 10.00% 05/15/20..........................     325,000      356,688
FHLMC Pc Gtd 10.00% 06/15/20..........................     205,000      228,063
FNMA Remic 8.50% 09/25/20.............................     276,799      292,540
Prime Property Fd 6.63% 07/23/03****..................     172,643      173,737
Rural Hsg Tr 1987 1 3.33% 04/01/26....................     266,249      254,623
Wfs Financial Owner Tr 6.10% 03/20/02.................     640,000      638,459
                                                                   ------------
                                                                      2,197,151
                                                                   ------------
U.S. GUARANTEED
GNMA II Arm TBA 6.00% 12/20/99***.....................   1,300,000    1,313,611
GNMA II Pool 080114 6.00% 09/20/27....................   2,458,468    2,479,417
GNMA Pool 008611 7.00% 03/20/25.......................     591,483      608,393
GNMA Pool 008621 7.00% 04/20/25.......................     356,322      367,011
GNMA Pool 008631 7.38% 05/20/25.......................   1,187,647    1,223,086
GNMA Pool 008634 7.38% 05/20/25.......................     290,222      297,105
GNMA Pool 008664 7.00% 07/20/25.......................   2,878,074    2,942,276
GNMA Pool 033635 11.00% 12/15/09......................       2,344        2,630
GNMA Pool 034701 11.00% 01/15/10......................      16,185       18,157
GNMA Pool 038109 11.00% 02/15/10......................         956        1,072
GNMA Pool 040492 11.00% 07/15/10......................      15,796       17,721
GNMA Pool 041749 11.00% 07/15/10......................      34,169       38,482
GNMA Pool 041987 11.00% 08/15/10......................       4,464        5,028
GNMA Pool 042354 11.00% 08/15/10......................      14,194       15,985
GNMA Pool 058816 11.00% 01/15/13......................       1,723        1,951
GNMA Pool 134123 11.00% 09/15/15......................      17,254       19,686
GNMA Pool 139478 10.50% 09/15/15......................      35,732       40,039
GNMA Pool 141387 11.00% 10/15/15......................      10,846       12,374
GNMA Pool 174472 10.00% 11/15/16......................     145,321      161,119
GNMA Pool 180521 10.00% 12/15/16......................     112,996      124,522
GNMA Pool 223520 10.00% 03/15/18......................     126,313      140,467
GNMA Pool 231157 10.00% 06/15/18......................     122,348      136,059
GNMA Pool 232061 10.50% 09/15/17......................     154,273      173,382
GNMA Pool 269159 10.00% 06/15/19......................      28,971       32,237
GNMA Pool 274800 10.50% 05/15/19......................       1,732        1,951
GNMA Pool 277908 10.00% 10/15/19......................      29,151       32,473
GNMA Pool 285191 10.50% 03/15/20......................      32,986       37,072
GNMA Pool 287170 10.50% 08/15/20......................     134,385      151,534
GNMA Pool 780056 11.00% 09/15/17......................     332,553      377,751
GNMA Pool 780103 11.00% 02/15/25......................     355,328      405,411

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

                                                       PRINCIPAL     VALUE
                                                      ----------- ------------

GNMA Pool 780488 10.00% 10/15/21..................... $   136,375 $    151,918
GNMA Pool 780496 10.50% 12/15/17.....................     352,422      395,523
GNMA Pool 780554 10.00% 05/15/19.....................   3,012,840    3,352,448
GNMA Pool 780595 11.00% 08/15/17.....................   1,119,806    1,285,157
GNMA Pool II 6.00% 11/15/27..........................     617,376      623,938
                                                                  ------------
                                                                    16,986,986
                                                                  ------------
TOTAL MORTGAGE RELATED...............................               23,537,219
                                                                  ------------
U.S. TREASURY (18.2%)
DIRECT
United States Treasury Bonds 8.75% 08/15/20..........   8,480,000   11,311,557
United States Treasury Notes 3.38% 01/15/07..........   4,245,193    4,133,757
United States Treasury Notes 7.50% 02/15/05..........  19,720,000   21,673,463
United States Treasury Notes 7.13% 02/29/00..........   2,600,000    2,675,166
United States Treasury Notes 6.25% 05/31/99..........   3,025,000    3,049,109
United States Treasury Notes 6.75% 06/30/99..........   4,750,000    4,823,483
United States Treasury Notes 3.63% 07/15/02..........   1,406,685    1,399,667
United States Treasury Notes 7.13% 09/30/99*******...  12,100,000   12,387,375
United States Tres Bd Strp Prn (PO) 0.00%
 02/15/19******......................................  13,100,000    3,674,943
                                                                  ------------
                                                                    65,128,520
                                                                  ------------
TOTAL U.S. TREASURY..................................               65,128,520
                                                                  ------------
YANKEE BOND (0.1%)
INDUSTRIALS
News Amerhldgs Inc. 8.880% 04/26/23..................     330,000      386,091
                                                                  ------------
TOTAL FIXED INCOME (Cost $119,587,059)...............              122,120,401
                                                                  ------------
                                                        SHARES
                                                      -----------
PREFERRED STOCK (0.4%)
Entertainment Property Inc. Pfd.****.................         200      189,042
Home Ownership Pfd.****..............................       1,250    1,215,581
Tier One Propertys Inc. Pfd.****.....................         125      121,398
                                                                  ------------
TOTAL PREFERRED STOCKS (Cost $1,579,307).............                1,526,021
                                                                  ------------
                                                         UNITS
                                                      -----------
SHORT TERM INVESTMENTS (COST $12,060,699) (3.4%)
State Street Bank Yield Enhanced Short Term Invest-
 ment Fund...........................................  12,060,699   12,060,699
                                                                  ------------
TOTAL INVESTMENTS (COST $345,397,782) (100.8%).......              361,378,330
Liabilities less Other Assets (-0.8%)................               (2,875,563)
                                                                  ------------
NET ASSETS (100.0%)..................................             $358,502,767
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

        AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND

                               DECEMBER 31, 1997

--------
       * Non-income producing security.
      ** An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.
     *** To be announced (TBA) securities are purchased (sold) on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.
    **** Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers. The total cost and market value of Rule 144A securities owned at December 31, 1997 were $15,502,425 and $15,763,325, respectively.
   ***** Variable rate security. The rate shown reflects rate currently in effect.
  ****** Stripped asset backed securities represent the splitting of cash flows arising from U.S treasury securities into several classes which vary by the proportion of the payments on the certificate representing interest only (IO equals Int.), or principal only (PO equals PRN).
 ******* Portion of the security is segregated as collateral for TBA purchases.

  The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments, at value (cost $784,740,022)......................... $970,886,148
Cash..............................................................       61,632
Receivable for investments sold...................................    3,292,653
Receivable for fund units sold....................................      336,426
Dividends and interest receivable.................................    1,032,505
Unamortized organizational costs..................................      142,764
Other receivables.................................................       19,377
                                                                   ------------
  Total Assets....................................................  975,771,505
                                                                   ------------
LIABILITIES
Payable for investments purchased.................................    7,139,606
Investment advisory fee payable...................................      364,099
State Street Bank and Trust Company--program fee payable..........      272,444
Trustee, management and administration fees payable...............       57,459
American Bar Retirement Association--program fee payable..........       41,506
Other accruals....................................................       42,406
                                                                   ------------
  Total Liabilities...............................................    7,917,520
                                                                   ------------
NET ASSETS (equivalent to $359.82 per unit based on 2,689,796 units outstanding)............................................... $967,853,985
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends (net of foreign tax expense of $148,162).............. $  9,698,288
  Interest........................................................    1,590,872
                                                                   ------------
    Total investment income.......................................   11,289,160
                                                                   ------------
EXPENSES
  Investment advisory fee.........................................    2,288,957
  State Street Bank and Trust Company--program fee................    3,056,748
  Trustee, management and administration fees.....................      639,718
  American Bar Retirement Association--program fee................      446,549
  Reports to unitholders..........................................      138,707
  Amortization of organization costs..............................      218,466
  Legal and audit fees............................................      117,590
  Registration fee................................................      131,502
  Other expenses..................................................       35,895
                                                                   ------------
    Total expenses................................................    7,074,132
                                                                   ------------
Net investment income.............................................    4,215,028
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain...............................................  219,100,674
  Change in net unrealized appreciation...........................   (1,756,692)
                                                                   ------------
    Net realized and unrealized gain on investments...............  217,343,982
                                                                   ------------
  Net increase in net assets resulting from operations............ $221,559,010
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                   ---------------------------
                                                       1996          1997
                                                   ------------  -------------
FROM OPERATIONS
  Net investment income........................... $  7,885,241  $   4,215,028
  Net realized gain on investments................   77,526,269    219,100,674
  Net change in unrealized appreciation on invest-
   ments..........................................   50,117,149     (1,756,692)
                                                   ------------  -------------
    Net increase in net assets resulting from op-
     erations.....................................  135,528,659    221,559,010
                                                   ------------  -------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued......................   36,326,804    283,226,911
  Cost of units redeemed..........................  (56,891,452)  (289,729,985)
                                                   ------------  -------------
    Net decrease in net assets resulting from
     unitholder transactions......................  (20,564,648)    (6,503,074)
                                                   ------------  -------------
    Net increase in net assets....................  114,964,011    215,055,936
NET ASSETS
  Beginning of year...............................  637,834,038    752,798,049
                                                   ------------  -------------
  End of year..................................... $752,798,049  $ 967,853,985
                                                   ============  =============
NUMBER OF UNITS
  Outstanding--beginning of year..................    2,781,980      2,705,373
    Sold..........................................      146,346        865,694
    Redeemed......................................     (222,953)      (881,271)
                                                   ------------  -------------
  Outstanding--end of year........................    2,705,373      2,689,796
                                                   ============  =============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the year)*

                           FOR THE PERIOD
                           JANUARY 2, 1992
                            (COMMENCEMENT                 FOR THE YEAR ENDED
                          OF OPERATIONS) TO                  DECEMBER 31,
                            DECEMBER 31,     ------------------------------------------------
                                1992           1993      1994      1995      1996      1997
                          -----------------  --------  --------  --------  --------  --------
Investment income.......      $   3.20       $   3.16  $   3.48  $   3.88  $   5.07  $   4.15
Expenses................         (1.45)         (1.52)    (1.60)    (1.88)    (2.22)    (2.60)
                              --------       --------  --------  --------  --------  --------
Net investment income...          1.75           1.64      1.88      2.00      2.85      1.55
Net realized and
 unrealized gain on
 investments............          3.00          12.99       .61     57.72     46.14     80.01
                              --------       --------  --------  --------  --------  --------
Net increase............          4.75          14.63      2.49     59.72     48.99     81.56
Net asset value at be-
 ginning of year........        147.68         152.43    167.06    169.55    229.27    278.26
                              --------       --------  --------  --------  --------  --------
Net asset value at end
 of year................      $ 152.43       $ 167.06  $ 169.55  $ 229.27  $ 278.26  $ 359.82
                              ========       ========  ========  ========  ========  ========
Ratio of expenses to av-
 erage net assets.......          1.01%****       .96%      .95%      .92%      .88%      .80%
Ratio of net investment
 income to average net
 assets.................          1.22%****      1.03%     1.12%      .98%     1.13%      .48%
Portfolio turnover......            46%***         82%       59%       60%       64%       88%
Total return............          3.22%***       9.60%     1.49%    35.23%    21.37%    29.31%
Average commissions
 rate**.................            --             --        --        --  $ 0.0564  $ 0.0516
Net assets at end of
 year (in thousands)....      $427,933       $471,398  $479,435  $637,834  $752,798  $967,854

--------
*Calculations prepared using the monthly average number of units outstanding during the year.
** Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.
***Not annualized.
****Ratios annualized.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCK (97.6%)
BASIC INDUSTRIES (4.9%)
ALUMINUM
Aluminum Company Amer..................................     36,600 $  2,575,725
                                                                   ------------
CHEMICALS
Air Products & Chemicals Inc. .........................     40,200    3,306,450
Betzdearborn Inc. .....................................      1,000       61,063
Crompton & Knowles Corp. ..............................      5,200      137,800
Cytec Inds Inc.*.......................................      2,200      103,263
Du Pont EI De Nemours & Company........................     39,400    2,366,463
Georgia Gulf Corp. ....................................      6,200      189,875
Goodrich B F Company...................................      1,600       66,300
Grace W R & Company Del................................     82,400    6,628,051
Hercules Inc. .........................................      5,800      290,363
Monsanto Company.......................................    244,300   10,260,600
Morton Int'l Inc. Industries New.......................      1,700       58,438
PPG Inds Inc. .........................................      1,200       68,550
Praxair Inc. ..........................................     69,200    3,114,000
Sigma Aldrich..........................................      2,500       99,375
Valspar Corp. .........................................      1,200       38,250
Witco Corp. ...........................................        500       20,406
Zeneca Group PLC ADR**.................................     51,500    5,562,000
                                                                   ------------
                                                                     32,371,247
                                                                   ------------
CONTAINERS AND GLASS
Bemis Inc. ............................................      1,800       79,313
Crown Cork & Seal Inc. ................................      2,300      115,288
Owens Illinois Inc.*...................................      5,800      220,038
Corning Inc. ..........................................     13,700      508,613
                                                                   ------------
                                                                        923,252
                                                                   ------------
GOLD
Battle Mountain Gold Company...........................      2,300       13,513
Newmont Mining Corp. ..................................      9,900      290,813
                                                                   ------------
                                                                        304,326
                                                                   ------------
MINING
Freeport Mcmoran Copper & Gold.........................     11,600      182,700
                                                                   ------------
NON-FERROUS METALS
Engelhard Corp. .......................................      4,300       74,713
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

PAPER
Kimberly Clark Corp. ..................................     85,700 $  4,226,082
Minnesota Mining & Manufacturing Company...............     11,600      951,925
                                                                   ------------
                                                                      5,178,007
                                                                   ------------
PLASTICS
Illinois Tool Wks Inc. ................................     71,900    4,322,988
Sealed Air Corp. ......................................      2,300      142,025
                                                                   ------------
                                                                      4,465,013
                                                                   ------------
STEEL
Allegheny Teldyne Inc. ................................      7,900      204,413
Nucor Corp. ...........................................      4,400      212,575
Precisioncast Parts Corp. .............................        900       54,281
                                                                   ------------
                                                                        471,269
                                                                   ------------
TOTAL BASIC INDUSTRIES.................................              46,546,252
                                                                   ------------
CAPITAL GOODS (6.1%)
BUILDING CONSTRUCTION
Fluor Corp. ...........................................      2,500       93,438
                                                                   ------------
BUILDING SUPPLIES
Applied Materials Inc.*................................    225,300    6,787,163
                                                                   ------------
CONSTRUCTION AND MINING EQUIPMENT
Dover Corp. ...........................................     85,800    3,099,525
Harnischfeger Industries Inc. .........................      1,000       35,313
                                                                   ------------
                                                                      3,134,838
                                                                   ------------
ELECTRICAL EQUIPMENT
American Power Conversion Corp.*.......................      5,300      125,213
Arrow Electronics Inc.*................................        600       19,463
ASM Lithography Hldg N V ADR* **.......................     29,600    1,998,000
Atmel Corp.*...........................................      5,300       98,381
AVX Corp. New..........................................        900       16,594
Dentsply Int'l Inc. New................................      3,600      109,800
Emerson Electric Company...............................      7,400      417,638
General Electric Company...............................    467,500   34,302,813
Johnson Ctls Inc. .....................................     53,000    2,530,750
Millipore Corp. .......................................      1,800       61,088
Philips Electrs N V ADR**..............................      4,500      272,250
Raychem Corp. .........................................      5,800      249,763
Ucar Int'l Inc.*.......................................      2,300       91,856
                                                                   ------------
                                                                     40,293,609
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

INDUSTRIAL MACHINERY
AES Corp. .............................................     57,500 $  2,680,938
American Standard Companies Inc. Del*..................      5,000      191,563
Crane Company..........................................      4,500      195,188
Pall Corp. ............................................      8,600      177,913
Presstek Inc.*.........................................      1,000       25,750
Thermo Electron Corp.*.................................      8,100      360,450
U.S. Filter Corp.*.....................................      3,900      116,756
                                                                   ------------
                                                                      3,748,558
                                                                   ------------
MISCELLANEOUS
Varian Assoc Inc. .....................................      1,300       65,731
                                                                   ------------
POLLUTION CONTROL
Browning Ferris Industries Inc. .......................     68,700    2,541,900
Republic Industries Inc.*..............................    106,200    2,475,788
USA Waste Services Inc.*...............................      9,120      357,960
                                                                   ------------
                                                                      5,375,648
                                                                   ------------
TOTAL CAPITAL GOODS....................................              59,498,985
                                                                   ------------
CONSUMER BASICS (34.2%)
DRUGS AND HEALTHCARE
Abbott Labs............................................     77,100    5,054,869
Alza Corp.*............................................     74,300    2,363,669
American Home Products Corp. ..........................     62,800    4,804,200
Amgen Inc. ............................................     41,700    2,257,013
Astra AB ADR**.........................................    195,666    3,363,009
Baxter Int'l Inc. .....................................     15,300      771,694
Becton Dickinson & Company.............................      7,200      360,000
Bergen Brunswig Corp. .................................     33,400    1,406,975
Biogen Inc.*...........................................      4,300      156,413
Biomet Inc. ...........................................      7,000      179,375
Boston Scientific Corp.*...............................      7,200      330,300
Bristol Myers Squibb Company...........................    123,400   11,676,725
Cardinal Health Inc. ..................................     53,050    3,985,381
Centocor Inc.*.........................................     74,700    2,483,775
Chiron Corp.*..........................................     11,000      187,000
Columbia/HCA Healthcare Corp...........................     18,000      533,250
Dura Pharmaceuticals Inc.*.............................      2,800      128,450
Forest Labs Inc. ......................................      1,800       88,763
General Nutrition Companies Inc.*......................      5,600      190,400
Genesis Health Ventures Inc.*..........................      1,600       42,200
Genzyme Corp.*.........................................      3,300       91,575

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

Guidant Corp. .........................................    195,500 $ 12,169,875
Health Care & Retirement Corp.*........................      1,600       64,400
Health Management Assoc.*..............................      7,350      185,588
Healthcare Compare Corp.*..............................     23,400    1,196,325
Healthsouth Corp.*.....................................     20,800      577,200
Immunex Corp. New*.....................................      1,500       81,000
Johnson & Johnson......................................    117,100    7,713,963
Lilly Eli & Company....................................    368,800   25,677,700
Lincare Holdings Inc.*.................................      2,300      131,100
McKesson Corp. New.....................................      1,200      129,825
Medtronic Inc. ........................................    128,400    6,716,925
Merck & Company Inc. ..................................    166,000   17,637,500
Mylan Labs Inc. .......................................      5,200      108,875
Omnicare Inc. .........................................      3,800      117,800
Oxford Health Plans Inc.*..............................      4,400       68,475
Pacificare Health Systems*.............................     38,300    2,001,713
Pfizer Inc. ...........................................    472,800   35,253,151
Phycor Inc.*...........................................     48,800    1,317,600
Quorum Health Group Inc.*..............................      5,550      144,994
Sangstat Med Corp.*....................................     46,800    1,895,400
Scherer Rp Corp. Del*..................................      1,000       61,000
Schering Plough Corp. .................................     42,100    2,615,463
Smithkline Beecham PLC.................................    264,500   13,605,219
Sofamor/Danek Group Inc.*..............................     45,900    2,986,369
St Jude Med Inc. ......................................      4,300      131,150
Stryker Corp. .........................................      3,600      134,100
Sybron Int'l Corp. Wisconsin*..........................      2,000       93,875
Tenet Healthcare Corp.*................................     70,900    2,348,563
United Healthcare Corp. ...............................     95,400    4,740,188
United States Surgical Corp. ..........................      1,800       52,763
Vencor Inc.*...........................................      4,200      102,638
Warner Lambert Company.................................     64,800    8,035,200
Watson Pharmaceuticals Inc.*...........................      5,200      168,675
Wellpoint Health Networks Inc.*........................      1,100       46,475
                                                                   ------------
                                                                    188,766,123
                                                                   ------------
FOOD AND BEVERAGE
Campbell Soup Company..................................     59,100    3,435,188
Coca Cola Company......................................    371,100   24,724,538
Coca Cola Enterprises Inc. ............................    122,900    4,370,632
Conagra Inc. ..........................................    121,500    3,986,719
Cpc Int'l Inc. ........................................      6,900      743,475

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

General Mls Inc. ......................................      7,200 $    515,700
Heinz HJ Company.......................................      8,200      416,663
Hershey Foods Corp. ...................................      3,100      192,006
Interstate Bakeries Corp. .............................      1,600       59,800
Kellogg Company........................................     53,400    2,649,975
McCormick & Company Inc. ..............................      1,900       53,200
Nabisco Holdings Corp. ................................     29,200    1,414,375
Nestle S A ADR**.......................................     26,000    1,940,250
Outback Steakhouse Inc.*...............................      3,400       97,750
Pepsico Inc. ..........................................    375,600   13,685,925
Pioneer Hi Bred Int'l Inc. ............................      4,540      486,915
Quaker Oats Company....................................      2,200      116,050
Ralston Purina Company.................................      5,300      492,569
Sara Lee Corp. ........................................     16,000      901,000
Sysco Corp. ...........................................      9,100      414,619
Tyson Foods Inc. (Del).................................      2,500       51,250
Whitman Corp. .........................................      3,600       93,825
Wrigley Wm Jr Company..................................      6,400      509,200
                                                                   ------------
                                                                     61,351,624
                                                                   ------------
HOUSEHOLD PRODUCTS
Clorox Company.........................................      4,600      363,688
Colgate Palmolive Company..............................    136,100   10,003,350
Dial Corp. New.........................................      4,700       97,819
Gillette Company.......................................    148,800   14,945,101
Hillenbrand Inds Inc. .................................      2,100      107,494
Procter & Gamble Company...............................    296,600   23,672,388
Rubbermaid Inc. .......................................      8,700      217,500
Tupperware Corp. ......................................      3,000       83,625
Unilever N V ADR**.....................................     82,000    5,119,875
                                                                   ------------
                                                                     54,610,840
                                                                   ------------
RETAIL GROCERY
Albertsons Inc. .......................................      6,300      298,463
Kroger Company*........................................     11,700      432,169
Safeway Inc.*..........................................     49,400    3,124,550
Starbucks Corp.*.......................................      5,200      199,550
                                                                   ------------
                                                                      4,054,732
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

TOBACCO
Philip Morris Companies Inc. ..........................    487,700 $ 22,098,907
UST Inc. ..............................................     11,000      406,313
                                                                   ------------
                                                                     22,505,220
                                                                   ------------
TOTAL CONSUMER BASICS..................................             331,288,539
                                                                   ------------
CONSUMER DURABLE GOODS (0.8%)
AUTO PARTS
Autoliv................................................      1,500       49,125
Borg Warner Automotive Inc. ...........................        400       20,800
Danaher Corp. .........................................      1,400       88,375
Eaton Corp. ...........................................      4,000      357,000
                                                                   ------------
                                                                        515,300
                                                                   ------------
AUTOMOBILES
Federal Signal Corp. ..................................      1,400       30,275
Ford Mtr Company Del...................................     95,000    4,625,313
Harley Davidson Inc. ..................................      7,800      213,525
Lear Corp.*............................................      2,000       95,000
Volvo Aktiebolaget ADR**...............................     52,000    1,404,000
                                                                   ------------
                                                                      6,368,113
                                                                   ------------
HOUSEHOLD APPLIANCES
Leggett & Platt Inc. ..................................      4,500      188,438
Newell Company.........................................     10,300      437,750
Sunbeam Corp. Del New..................................      4,000      168,500
Westpoint Stevens Inc.*................................      1,700       80,325
                                                                   ------------
                                                                        875,013
                                                                   ------------
TOTAL CONSUMER DURABLE GOODS...........................               7,758,426
                                                                   ------------
CONSUMER NON-DURABLE GOODS (5.8%)
APPAREL AND TEXTILES
Cintas Corp. ..........................................      2,600      101,400
Fruit Of The Loom Inc.*................................      1,600       41,000
Gucci Group N V ADR**..................................     11,400      477,375
Jones Apparel Group Inc.*..............................      2,600      111,800
Liz Claiborne Inc. ....................................     61,500    2,571,469
Nike Inc. .............................................     61,500    2,413,875
Reebok Int'l Ltd. .....................................      1,300       37,456
Unifi Inc. ............................................      2,300       93,581
V F Corp. .............................................     42,400    1,947,750
Warnaco Group Inc. ....................................      2,300       72,163
Wolverine Worldwide Inc. ..............................      2,900       65,613
                                                                   ------------
                                                                      7,933,482
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

COSMETICS
Avon Prods Inc. .......................................     68,000 $  4,173,500
International Flavours.................................      3,000      154,500
Lauder Estee Companies Inc. ...........................      2,700      138,881
Revlon Inc.*...........................................     37,700    1,331,282
                                                                   ------------
                                                                      5,798,163
                                                                   ------------
LIQUOR
Anheuser Busch Companies Inc. .........................     55,100    2,424,400
                                                                   ------------
PHOTOGRAPHY
Eastman Kodak Company..................................      3,400      206,763
                                                                   ------------
RETAIL TRADE
Autozone Inc.*.........................................      9,900      287,100
Barnes & Noble Inc.*...................................      1,500       50,063
Bed Bath & Beyond Inc.*................................     40,300    1,551,550
Borders Group Inc.*....................................      3,600      112,725
Circuit City Stores Inc. ..............................      5,100      181,369
Compusa Inc.*..........................................      4,900      151,900
Consolidated Stores Corp.*.............................     60,750    2,669,204
Costco Companies Inc. .................................     10,800      481,950
CVS Corp. .............................................     18,100    1,159,531
Dayton Hudson Corp. ...................................      3,300      222,750
Dollar General Corp. ..................................      5,750      208,438
Dollar Tree Stores Inc.*...............................      2,100       86,888
Family Dollar Stores Inc. .............................     35,100    1,028,869
Federated Dept Stores Inc. Del*........................      3,500      150,719
Gap Inc. ..............................................     19,350      685,716
Home Depot Inc. .......................................     84,750    4,989,656
Kohls Corp.*...........................................      3,400      231,625
Lowes Companies Inc. ..................................    119,300    5,689,119
May Dept Stores Company................................     48,500    2,555,344
Nordstrom Inc. ........................................        900       54,338
Office Depot Inc.*.....................................      4,600      110,113
Pep Boys Manny Moe & Jack..............................      3,000       71,625
Petsmart Inc.*.........................................      7,400       53,650
Rite Aid Corp. ........................................      4,300      252,356
Ross Stores Inc. ......................................      3,400      123,675
Sears Roebuck & Company................................     51,200    2,316,800
Staples Inc.*..........................................     10,600      294,150
Tiffany & Company New..................................      1,300       46,881
TJX Companies Inc. New.................................     11,800      405,625

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

Wal Mart Stores Inc. ..................................    104,300 $  4,113,331
Walgreen Company.......................................     27,800      872,225
Woolworth Corp. .......................................    141,900    2,891,213
                                                                   ------------
                                                                     34,100,498
                                                                   ------------
TOYS, AMUSEMENTS, & SPORTING GOODS
Callaway Golf Company..................................      4,300      122,819
Hasbro Inc. ...........................................     96,300    3,033,450
Mattel Inc. ...........................................     77,200    2,875,700
                                                                   ------------
                                                                      6,031,969
                                                                   ------------
TOTAL CONSUMER NON-DURABLE GOODS.......................              56,495,275
                                                                   ------------
CONSUMER SERVICES (2.3%)
AIR TRAVEL
Comair Hldgs Inc. .....................................      5,650      136,306
                                                                   ------------
HOTELS & RESTAURANTS
Boston Chicken Inc.*...................................      1,400        9,013
Cracker Barrel Old Ctry Store..........................      4,000      133,500
Hilton Hotels Corp. ...................................      6,800      202,300
Host Marriott Corp.*...................................    250,000    4,906,250
ITT Corp. New*.........................................      6,700      555,263
La Quinta Inns Inc. ...................................      2,400       46,350
Marriot Int'l Inc. ....................................      6,600      457,050
McDonalds Corp. .......................................     36,100    1,723,775
Mirage Resorts Inc.*...................................     11,100      252,525
Wendys Int'l Inc. .....................................      4,600      110,688
                                                                   ------------
                                                                      8,396,714
                                                                   ------------
LEISURE TIME
Brunswick Corp. .......................................      1,000       30,313
Carnival Corp. ADR**...................................     43,000    2,381,125
Circus Circus Enterprises Inc.*........................      3,500       71,750
Disney Walt Company....................................    108,879   10,785,826
International Game Technology..........................      4,800      121,200
Regal Cinemas Inc.*....................................      2,400       66,900
                                                                   ------------
                                                                     13,457,114
                                                                   ------------
TOTAL CONSUMER SERVICES................................              21,990,134
                                                                   ------------
ENERGY (3.6%)
DOMESTIC OIL
Atlantic Richfield Company.............................     21,600    1,730,700
Noble Affiliates Inc. .................................     24,500      863,625

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

Pennzoil Company.......................................      1,200 $     80,175
Pogo Producing Company.................................      1,400       41,300
Unocal Corp. ..........................................      3,200      124,200
                                                                   ------------
                                                                      2,840,000
                                                                   ------------
GAS EXPLORATION
Anadarko Pete Corp. ...................................      3,200      194,200
Apache Corp. ..........................................      1,600       56,100
BJ Services Company*...................................     27,000    1,942,313
Burlington Res Inc. ...................................      2,987      133,855
Enron Corp. ...........................................      5,800      241,063
Oryx Energy Company....................................     22,500      573,750
Union Pacific Resources Group Inc. ....................     11,600      281,300
Union Texpete Holdings Inc. ...........................      3,100       64,519
Weatherford Enterra Inc.*..............................        900       39,375
                                                                   ------------
                                                                      3,526,475
                                                                   ------------
INTERNATIONAL OIL
British Petroleum PLC ADR**............................     43,000    3,426,563
Chevron Corp. .........................................     26,800    2,063,600
Mobil Corp. ...........................................     38,100    2,750,344
Shell Trans & Trading PLC ADR**........................     87,100    3,810,625
                                                                   ------------
                                                                     12,051,132
                                                                   ------------
PETROLEUM SERVICES
Baker Hughes Inc. .....................................      8,200      357,725
Camco Int'l Inc. ......................................     26,500    1,687,719
Diamond Offshore Drilling Inc. ........................      4,400      211,750
Dresser Inds Inc. .....................................      5,300      222,269
Ensco Int'l Inc. ......................................      7,800      261,300
Global Marine Inc.*....................................      7,800      191,100
Halliburton Company....................................     14,400      747,900
Lyondell Petrochemical Company.........................      1,300       34,450
Nabors Industries Inc.*................................      6,800      213,775
Noble Drilling Corp.*..................................      7,500      229,688
Reading & Bates Corp.*.................................      5,000      209,375
Renaissance Energy Ltd.*...............................     40,700      840,174
Rowan Companies Inc.*..................................      4,500      137,250
Schlumberger Ltd. ADR**................................     32,000    2,576,000
Smith Int'l Inc.*......................................      2,700      165,713
Talisman Energy Inc.*..................................     60,500    1,852,192
Tosco Corp. ...........................................      7,400      279,813
Total S A ADR**........................................     62,000    3,441,000

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

Transocean Offshore Inc. ..............................      4,000 $    192,750
Western Atlas Inc.*....................................     30,200    2,234,800
                                                                   ------------
                                                                     16,086,743
                                                                   ------------
TOTAL ENERGY...........................................              34,504,350
                                                                   ------------
FINANCE (10.1%)
BANKS
Bank New York Inc. ....................................     22,000    1,271,875
Bankamerica Corp. .....................................     69,600    5,080,800
Chase Manhattan Corp. (New)............................     94,600   10,358,700
Citicorp...............................................     16,100    2,035,644
Cooper Cameron Corp.*..................................      2,500      152,500
Fifth Third Bancorp....................................      7,500      613,125
MBNA Corp. ............................................     25,400      693,738
Mercantile Bancorporation Inc. ........................     29,400    1,808,100
Northern Trust Corp. ..................................      1,800      125,550
Norwest Corp. .........................................     91,100    3,518,738
Star Banccorp..........................................      3,200      183,600
Synovus Finl Corp. ....................................      7,700      252,175
US Bancorp Del.........................................     12,400    1,388,026
Wells Fargo & Company..................................     13,700    4,650,294
Zions Bancorp..........................................      2,900      131,588
                                                                   ------------
                                                                     32,264,453
                                                                   ------------
FINANCIAL SERVICES
American Express Company...............................     21,100    1,883,175
Amresco Inc. ..........................................     72,000    2,178,000
Associates First Cap Corp. ............................      3,800      270,275
Capital One Financial Corp. ...........................     62,600    3,392,138
Concord EFS Inc.*......................................      4,000       99,500
Corporate Express Inc.*................................      6,200       79,825
Countrywide Credit Inds Inc. ..........................      1,300       55,738
Federal Home Loan Mortgage Corp. ......................    164,000    6,877,751
Federal National Mortgage Association..................     55,500    3,166,969
Green Tree Financial Corp. ............................      8,900      233,069
Household Int'l Inc. ..................................     58,200    7,424,138
Money Store Inc. ......................................      2,700       56,700
Morgan Stanley Dean Witter.............................        900       53,213
Travelers Group Inc. ..................................     12,450      670,744
                                                                   ------------
                                                                     26,441,235
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

INSURANCE
Aetna Inc. ............................................      2,600 $    183,463
Aflac Inc. ............................................      5,500      281,188
American Bankers Insurance Group Inc. .................      1,000       45,938
American Int'l Group Inc. .............................     96,800   10,527,000
Cincinnati Financial Corp. ............................     30,529    4,296,957
Conseco Inc. ..........................................      4,000      181,750
Equifax Inc. ..........................................      9,300      329,569
Erie Indty Company.....................................      3,300       97,350
Everest Reinsurance Holdings...........................      1,600       66,000
Exel Ltd. ADR**........................................    110,800    7,021,950
Foundation Health Sys Inc. ............................      6,500      145,438
General Re Corp. ......................................     14,700    3,116,400
Marsh & McLennan Companies Inc. .......................      3,400      253,513
Medpartners Inc.*......................................      8,900      199,138
Magic Invtcorp Wis.....................................      7,200      478,800
PMI Group Inc. ........................................        800       57,850
Progressive Corp. Ohio.................................      2,200      263,725
Provident Companies Inc. ..............................      1,200       46,350
Sunamerica Inc. .......................................     11,400      487,350
Unum Corp. ............................................      3,100      168,563
                                                                   ------------
                                                                     28,248,292
                                                                   ------------
INVESTMENT COMPANIES
Franklin Res Inc. .....................................      5,100      443,381
Lehman Brothers Hldgs Inc. ............................        900       45,900
Price T Rowe & Assoc Inc. .............................      3,200      201,200
Schwab Charles Corp. ..................................      9,900      415,181
United Asset Management Corp. .........................      2,700       65,981
                                                                   ------------
                                                                      1,171,643
                                                                   ------------
SAVINGS AND LOAN
Ahmanson H F and Company...............................     50,200    3,360,263
Golden West Financial Corp. Del........................     37,000    3,619,063
Washington Mutual Inc. ................................     37,700    2,405,731
                                                                   ------------
                                                                      9,385,057
                                                                   ------------
TOTAL FINANCE..........................................              97,510,680
                                                                   ------------
GENERAL BUSINESS (7.0%)
BROADCASTING
Belo A H Corp. ........................................      1,900      106,638
CBS Corp. .............................................     47,000    1,383,563

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

Clear Channel Communications...........................      3,300 $    262,144
Comcast Corp. .........................................     20,000      631,250
HBO & Company..........................................     39,400    1,891,200
HSN Inc.*..............................................      1,700       87,550
Primedia Inc.*.........................................      5,600       70,700
TCI Satellite Entmt Inc.*..............................      6,800       46,750
Tele Communications Inc. New*..........................     97,589    3,173,606
US West Inc.*..........................................     65,400    1,888,425
Viacom Inc. ...........................................     50,000    2,051,063
                                                                   ------------
                                                                     11,592,889
                                                                   ------------
BUSINESS SERVICES
Accustaff Inc.*........................................      5,400      124,200
America Online Inc. Del*...............................     40,600    3,621,013
Apollo Group Inc.*.....................................      2,000       94,500
Automaticdata Processing Inc. .........................    121,200    7,438,651
Block H&R Inc. ........................................      3,500      156,844
Cognizant Corp. .......................................     10,500      467,906
Corrections Corp. America..............................      4,700      174,194
De Luxe Corp. .........................................      3,300      113,850
Donnelley RR & Sons Company***.........................        900       33,525
Ecolab Inc. ...........................................      2,500      138,594
First Data Corp. ......................................    105,200    3,077,100
Fiserv Inc.*...........................................      3,200      157,200
Gartner Group Inc. New*................................     43,100    1,605,475
Gtech Hldgs Corp.*.....................................      1,800       57,488
Humana Inc. ...........................................      7,100      147,325
Information Res Inc.*..................................     72,000      963,000
Interpublic Group Companies Inc. ......................     42,150    2,099,597
Manpower Inc. Wis......................................      5,300      186,825
Nokia Corp. ADR**......................................     67,000    4,690,000
Omnicom Group..........................................      8,400      355,950
Paychex Inc. ..........................................     37,000    1,873,126
Quintilestransnational Corp.*..........................     51,000    1,950,750
Robert Half Int'l Inc.*................................      4,650      186,000
Service Corp. Int'l....................................     15,500      572,531
Stewart Enterprises Inc. ..............................      1,100       51,288
Sun Guard Data Systems*................................      5,600      173,600
                                                                   ------------
                                                                     30,510,532
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                       SHARES      VALUE
                                                     ---------- ------------

NEWSPAPERS
Gannett Inc. .......................................     14,600 $    902,463
Knight Ridder Inc. .................................      1,100       57,200
New York Times Company..............................      2,000      132,250
News Corp Ltd. ADR**................................     71,100    1,528,651
Times Mirror Company New............................      5,100      313,650
Tribune Company New.................................      5,600      348,600
                                                                ------------
                                                                   3,282,814
                                                                ------------
OFFICE FURNISHINGS AND SUPPLIES
Avery Dennison Corp. ...............................     64,500    2,886,375
Hon Industries Inc. ................................      1,200       70,800
Ikon Office Solutions Inc. .........................      4,800      135,000
Lucent Technologies Inc. ...........................     77,100    6,158,363
Miller Herman Inc. .................................      2,700      147,319
Office Max Inc.*....................................      5,000       71,250
Reynolds & Reynolds Company.........................      5,600      103,250
Viking Office Prods Inc.*...........................      5,700      124,331
                                                                ------------
                                                                   9,696,688
                                                                ------------
PUBLISHING
Hollinger International Inc. .......................        300        4,200
Jostens Inc. .......................................     92,158    2,125,394
McGraw Hill Companies Inc. .........................      1,900      140,600
Meredith Corp. .....................................      1,500       53,531
Readers Digest Association Inc. ....................      2,500       59,063
Time Warner Inc. ...................................     99,400    6,162,800
                                                                ------------
                                                                   8,545,588
                                                                ------------
TELECOMMUNICATION SERVICES
Nextel Communications Inc.*.........................    100,000    2,600,000
Sterling Communications Inc.*.......................     38,300    1,472,157
Valassis Communications Inc. .......................        800       29,600
                                                                ------------
                                                                   4,101,757
                                                                ------------
TOTAL GENERAL BUSINESS..............................              67,730,268
                                                                ------------
MISCELLANEOUS (3.5%)
CONGLOMERATES
Harcourt Gen Inc. ..................................      1,900      104,025
Textron Inc. .......................................     41,100    2,568,750
US Inds Inc. New....................................      3,900      117,488
                                                                ------------
                                                                   2,790,263
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                       SHARES      VALUE
                                                     ---------- ------------

MISCELLANEOUS
Blyth Inds Inc.*....................................      1,800 $     53,888
Cendant Corp. ......................................     42,222    1,451,371
Chancellor Media Corp.*.............................        800       59,700
Choicepoint Inc.*...................................        930       44,408
Commscope Inc.*.....................................          1           13
Crescendo Pharmaceuticals Corp.*....................        260        3,006
Dillards Inc. ......................................     40,000    1,410,000
Evi Inc.*...........................................      1,000       51,750
Fort James Corp. ...................................     59,812    2,287,809
General Semiconductor Inc.*.........................        900       10,406
Golden Stbancorp Inc.*..............................     76,000    2,840,500
Keane Inc.*.........................................      3,200      130,000
KLA Tencor Corp.*...................................    101,400    3,916,576
Meyer Fred Inc. Del New*............................      1,800       65,475
Nextlevel Systems Inc.*.............................      3,900       69,713
Nine Westgroup Inc.*................................      2,200       57,063
Pioneer Nat Res Company ADR**.......................     90,700    2,624,631
Promus Hotel Corp. New*.............................     43,927    1,844,934
Saks Holdings Inc.*.................................      3,900       80,681
Security Dynamics Tech Inc.*........................      2,100       75,075
SLM Holding Corp. ..................................     27,200    3,784,201
Solutia Inc. .......................................     47,460    1,266,589
Steris Corp.*.......................................      2,400      115,800
Tele Communications Inc. New*.......................     17,826      504,699
Teletech Hldgs Inc.*................................      1,600       18,200
Tricon Global Restaurants Inc.*.....................     18,530      538,528
Tyco Int'l Ltd New..................................    172,000    7,750,750
Unova Inc.*.........................................      1,700       27,944
                                                                ------------
                                                                  31,083,710
                                                                ------------
REAL ESTATE
Catellus Dev Corp.*.................................      2,900       58,000
Vornado Realty Tr...................................      3,800      178,363
                                                                ------------
                                                                     236,363
                                                                ------------
TOTAL MISCELLANEOUS.................................              34,110,336
                                                                ------------
SHELTER (0.1%)
CONSTRUCTION MATERIALS
Armstrongworld Inds Inc. ...........................        600       44,850
Fastenal Company....................................      2,100       80,325
Masco Corp. ........................................      7,500      381,563

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                       SHARES      VALUE
                                                     ---------- ------------

Sherwin Williams Company............................      1,000 $     27,750
USG Corp. ..........................................      1,000       49,000
                                                                ------------
                                                                     583,488
                                                                ------------
HOMEBUILDERS
Rouse Company.......................................      3,900      127,725
                                                                ------------
TOTAL SHELTER.......................................                 711,213
                                                                ------------
TECHNOLOGY (15.6%)
AEROSPACE
Allied Signal Inc. .................................     27,800    1,082,463
Boeing Company......................................    154,500    7,560,844
Computer Sciences Corp.*............................     20,700    1,728,450
Gulfstream Aerospace Corp. New*.....................      4,000      117,000
Lockheed Martin Corp. ..............................        100        9,850
United Technologies Corp. ..........................     42,600    3,101,813
                                                                ------------
                                                                  13,600,420
                                                                ------------
COMPUTERS AND BUSINESS EQUIPMENT
3Com Corp.*.........................................     52,100    1,820,244
Ascend Communications Inc.*.........................     89,630    2,195,935
Bay Networks Inc.*..................................     11,100      283,744
Cabletronsystems Inc.*..............................      6,600       99,000
Ceridian Corp.*.....................................      4,100      187,831
Cisco Sysinc*.......................................    278,300   15,515,226
Compaq Computer Corp. ..............................     75,700    4,272,319
Dell Computer Corp.*................................     75,100    6,308,400
Diebold Inc. .......................................      4,600      232,875
EMC Corp. Mass*.....................................     80,400    2,205,975
Fore Systems*.......................................      4,400       67,100
Gateway 2000 Inc.*..................................      4,400      143,550
Hewlett Packard Company.............................     86,100    5,381,250
Ingram Micro Inc.*..................................      2,000       58,250
International Business Machs........................     18,000    1,882,125
Iomega Corp.*.......................................     12,600      156,713
Komag Inc.*.........................................      2,200       32,725
Micron Electronics Inc.*............................      1,100       10,038
Netscape Communications Corp.*......................      2,741       66,812
Networks Associates Inc.*...........................      3,000      158,625
Novellus Systems Inc.*..............................      1,600       51,700
Pairgain Technologies Inc.*.........................      4,300       83,313
Peoplesoft Inc.*....................................     78,800    3,073,200
Pitney Bowes Inc. ..................................      6,600      593,588

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                       SHARES      VALUE
                                                     ---------- ------------

Qualcomm Inc.*......................................      3,800 $    191,900
Quantum Corp.*......................................      6,000      120,375
Seagate Technology*.................................     14,400      277,200
Sun Microsystems Inc.*..............................     51,500    2,053,563
Sundstrand Corp. ...................................     49,900    2,513,713
Symbol Technologies Inc. ...........................      1,200       45,300
Tandy Corp. ........................................      2,100       80,981
Tech Datacorp*......................................      1,900       73,863
Unisys Corp. .......................................      3,500       48,563
Western Digital Corp.*..............................      5,100       81,919
Xerox Corp. ........................................     48,500    3,579,907
                                                                ------------
                                                                  53,947,822
                                                                ------------
ELECTRONICS
Adaptec Inc.*.......................................      7,000      259,875
ADC Telecommunications Inc.*........................      8,100      338,175
Advanced Fibre Communications*......................      3,800      110,675
Advanced Micro Devices Inc.*........................      3,900       69,956
Altera Corp.*.......................................     56,300    1,864,938
Amp Inc. ...........................................      4,000      168,000
Analog Devices Inc.*................................     10,200      282,413
Andrew Corp.*.......................................      5,900      141,600
Avnet Inc. .........................................        100        6,600
Cambridge Technology Partners M*....................      2,600      108,225
Ciena Corp.*........................................      5,700      348,413
Cypress Semiconductor Corp.*........................      3,100       26,350
Dallas Semiconductor Corp. .........................      1,700       69,275
DSC Communications Corp.*...........................     42,100    1,010,400
Electronic Data Systems Corp. New...................     75,600    3,321,675
Eletronics For Imaging Inc.*........................      3,400       56,525
Ericsson LM Telephone Company ADR**.................    147,400    5,499,863
Honeywell Inc. .....................................     29,100    1,993,350
Intel Corp. ........................................    304,000   21,356,000
Lam Resh Corp.*.....................................      2,200       64,350
Lattice Semiconductor Corp.*........................      1,600       75,800
Lexmark Int'l Group Inc.*...........................      4,900      186,200
Linear Technology Corp. ............................      4,800      276,600
LSI Logiccorp*......................................      7,700      152,075
Maxim Integrated Prods Inc.*........................      7,600      262,200
Micron Technology Inc. .............................     79,500    2,067,000
Molex Inc. .........................................     39,000    1,126,313
Motorola Inc. ......................................     32,400    1,848,825

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                       SHARES      VALUE
                                                     ---------- ------------

National Semiconductor Corp.*.......................      1,500 $     38,906
Newbridge Networks Corp. ADR* **....................     84,300    2,939,879
Perkin Elmer Corp. .................................      3,000      213,188
SCI Systems Inc.*...................................      2,900      126,331
Scientific Atlanta Inc. ............................      4,300       72,025
Silicon Graphics Inc.*..............................     52,500      652,969
Tellabs Inc.*.......................................      9,900      523,463
Teradyne Inc.*......................................     94,300    3,017,600
Texas Instruments Inc. .............................     22,400    1,008,000
Vitesse Semiconductor Corp.*........................      2,500       94,375
Xilinx Inc.*........................................     31,800    1,114,988
                                                                ------------
                                                                  52,893,395
                                                                ------------
SOFTWARE
Adobe Sysinc........................................      4,100      169,125
Autodesk Inc. ......................................      3,000      111,000
BMC Software Inc.*..................................     16,200    1,063,125
Cadence Design Systems Inc.*........................     12,800      313,600
Computer Associates Int'l Inc. .....................     79,700    4,214,138
Compuware Corp.*....................................      9,000      288,000
Electronic Arts*....................................     56,700    2,143,969
Informix Corp.*.....................................      6,000       28,500
Intuit*.............................................      2,800      115,500
Microchip Technology Inc.*..........................      2,700       81,000
Microsoft Corp.*....................................    154,500   19,969,125
Novell Inc.*........................................      5,700       42,750
Oracle Corp.*.......................................     43,450      969,478
Parametric Technology Corp. ........................      7,800      369,525
Shared Medical System...............................      1,900      125,400
Solectron Corp.*....................................      6,400      266,000
Sybase Inc.*........................................      3,100       41,269
Synopsys Inc.*......................................      2,700       96,525
Transaction Systems Architects Inc.*................      2,000       76,000
                                                                ------------
                                                                  30,484,029
                                                                ------------
TOTAL TECHNOLOGY....................................             150,925,666
                                                                ------------
TRANSPORTATION (0.2%)
RAILROADS
Kansas City Southern Inds Inc. .....................      3,300      104,775
Wisconsin Cent Transn Corp.*........................     78,600    1,837,275
                                                                ------------
                                                                   1,942,050
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

TRUCKING AND FREIGHT FORWARDING
Federal Express Corp.*.................................      1,100 $     67,169
Pittston Brinks Group..................................      1,200       48,300
Tidewater Inc. ........................................      3,200      176,400
                                                                   ------------
                                                                        291,869
                                                                   ------------
TOTAL TRANSPORTATION...................................               2,233,919
                                                                   ------------
UTILITIES (3.4%)
ELECTRIC UTILITIES
Calenergy Inc.*........................................      2,900       83,375
Northeast Utilities....................................    103,400    1,221,413
                                                                   ------------
                                                                      1,304,788
                                                                   ------------
GAS & PIPELINE UTILITIES
Falcon Drilling*.......................................      4,200      147,263
MCN Energy Group Inc. .................................     61,400    2,479,025
Sonat Inc. ............................................      3,000      137,250
Transtexas Gas Corp.*..................................        800       11,850
Williams Companies Inc. ...............................    112,800    3,200,700
                                                                   ------------
                                                                      5,976,088
                                                                   ------------
TELEPHONE
360 Communications Company*............................      8,600      173,614
Airtouch Communications Inc.*..........................     74,300    3,088,094
Ameritech Corp. .......................................      2,500      201,250
AT&T Corp. ............................................     38,391    2,351,449
Century Tel Enterprises Inc. ..........................      1,700       84,681
Cincinnati Bell Inc. ..................................      6,900      213,900
GTE Corp. .............................................      9,800      512,050
LCI International Inc.*................................      5,600      172,200
MCI Communications Corp. ..............................     53,800    2,303,313
SBC Communications Inc. ...............................     50,400    3,691,800
Teleport Communications Group*.........................     45,900    2,518,763
Worldcom Inc. Ga.......................................    347,080   10,499,170
                                                                   ------------
                                                                     25,810,284
                                                                   ------------
TOTAL UTILTITIES.......................................              33,091,160
                                                                   ------------
TOTAL COMMON STOCKS (Cost $758,249,077)................             944,395,203
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND

                               DECEMBER 31, 1997

                                                          UNITS       VALUE
                                                        ---------- ------------

SHORT TERM INVESTMENTS (COST $26,490,945) (2.7%)
State Street Bank Yield Enhanced Short Term Investment
 Fund.................................................  26,490,945 $ 26,490,945
                                                                   ------------
TOTAL INVESTMENTS (COST $784,740,022) (100.3%)........              970,886,148
Liabilities less Other Assets (-0.3%).................               (3,032,163)
                                                                   ------------
NET ASSETS (100.0%)...................................             $967,853,985
                                                                   ============

--------
  *  Non-income producing security.
 ** An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments:
 State Street Global Advisors Flagship S&P 500 Index Fund, at
  value (cost $84,979,125 and units 739,614)......................  $117,787,995
 State Street Global Advisors Russell Special Small Company Common
  Trust Fund, at value (cost $28,748,466 and units 1,977,773).....    35,957,902
Receivable for fund units sold....................................       198,695
Unamortized organizational costs..................................        21,923
                                                                    ------------
  Total Assets....................................................   153,966,515
                                                                    ------------
LIABILITIES
Payable for fund units redeemed...................................       186,329
State Street Bank and Trust Company--program fee payable..........        43,092
Trustee, management and administration fees payable...............        19,704
American Bar Retirement Association--program fee payable..........         6,261
Other accruals....................................................         1,986
                                                                    ------------
  Total Liabilities...............................................       257,372
                                                                    ------------
NET ASSETS (equivalent to $22.05 per unit based on 6,971,219 units outstanding).....................................................  $153,709,143
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividend income.................................................. $   507,403
                                                                    -----------
    Total investment income........................................     507,403
                                                                    -----------
EXPENSES
  State Street Bank and Trust Company--program fee.................     433,768
  Trustee, management and administration fees......................     198,186
  American Bar Retirement Association--program fee.................      63,363
  Amortization of organization costs...............................      28,260
  Legal and audit fees.............................................      16,728
  Report to unitholders............................................      19,732
  Registration fee.................................................      18,707
  Other expenses...................................................       3,511
                                                                    -----------
    Total expenses.................................................     782,255
                                                                    -----------
Net investment loss................................................    (274,852)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................   6,358,747
  Change in net unrealized appreciation on investments.............  26,647,934
                                                                    -----------
    Net realized and unrealized gain on investments................  33,006,681
                                                                    -----------
Net increase in net assets resulting from operations............... $32,731,829
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                        1996          1997
                                                     -----------  ------------
FROM OPERATIONS
  Net investment income (loss)...................... $   757,732  $   (274,852)
  Net realized gain on investments..................   5,721,776     6,358,747
  Net change in unrealized appreciation on invest-
   ments............................................   6,212,264    26,647,934
                                                     -----------  ------------
  Net increase in net assets resulting from opera-
   tions............................................  12,691,772    32,731,829
                                                     -----------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units sold..........................  31,403,731    53,390,069
  Cost of units redeemed............................  (9,234,771)  (15,293,758)
                                                     -----------  ------------
  Net increase in net assets resulting from
   unitholder transactions..........................  22,168,960    38,096,311
                                                     -----------  ------------
    Net increase in net assets......................  34,860,732    70,828,140
NET ASSETS
  Beginning of year.................................  48,020,271    82,881,003
                                                     -----------  ------------
  End of year....................................... $82,881,003  $153,709,143
                                                     ===========  ============
NUMBER OF UNITS
  Outstanding--beginning of year....................   3,437,843     4,914,409
    Sold............................................   2,077,161     2,867,768
    Redeemed........................................    (600,595)     (810,958)
                                                     -----------  ------------
  Outstanding--end of year..........................   4,914,409     6,971,219
                                                     ===========  ============


   The accompanying notes are an integral part of these financial statements.

        AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                  FOR THE PERIOD
                                  APRIL 30, 1994      FOR THE YEAR ENDED
                                  (COMMENCEMENT)         DECEMBER 31,
                                 OF OPERATIONS) TO ---------------------------
                                 DECEMBER 31, 1994  1995      1996      1997
                                 ----------------- -------   -------  --------
Investment income..............       $   --       $   .02   $   .28  $    .08
Expenses.......................          (.04)        (.08)     (.11)     (.12)
                                      -------      -------   -------  --------
Net investment income (loss)...          (.04)        (.06)      .17      (.04)
Net realized and unrealized
 gain on investments...........           .39         3.68      2.72      5.23
                                      -------      -------   -------  --------
Net increase in unit value.....           .35         3.62      2.89      5.19
Net asset value at beginning of
 period........................         10.00        10.35     13.97     16.86
                                      -------      -------   -------  --------
Net asset value at end of peri-
 od............................       $ 10.35      $ 13.97   $ 16.86  $  22.05
                                      =======      =======   =======  ========
Ratio of expenses to average
 net assets....................           .94%**       .68 %     .69%      .62 %
Ratio of net investment income
 (loss) to average net assets..           .94%**      (.52)%    1.15%     (.22)%
Portfolio turnover ***.........            54%****     132 %      17%       11 %
Total return...................          3.50%****   34.98 %   20.68%    30.78 %
Net assets at end of period (in
 thousands)....................       $11,662      $48,020   $82,881  $153,709

--------
* Calculations prepared using the monthly average number of units outstanding during the period.
**   Ratios annualized.
*** Reflects purchases and sales of units of the collective investment funds in which the Fund invests rather than the turnover of the underlying portfolios of such collective investments funds.
**** Not annualized.


  The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments:
 PIMCO Total Return Fund, at value
  (cost $55,142,561 and shares 5,244,525).......................... $55,591,967
 MasterWorks Bond Index Fund, at value
  (cost $26,736,280 and shares 2,789,373)..........................  27,168,493
Receivable for fund units sold.....................................     125,519
Unamortized organizational costs...................................      10,300
                                                                    -----------
    Total Assets...................................................  82,896,279
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................     127,325
State Street Bank and Trust Company--program fee payable...........      22,979
Trustee, management and administration fees payable................       6,844
American Bar Retirement Association--program fee payable...........       3,347
Other accruals.....................................................       1,301
                                                                    -----------
    Total Liabilities..............................................     161,796
                                                                    -----------
NET ASSETS (equivalent to $11.91 per unit
 based on 6,945,554 units outstanding)............................. $82,734,483
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends......................................................... $5,665,296
                                                                     ----------
    Total investment income.........................................  5,665,296
                                                                     ----------
EXPENSES
  State Street Bank and Trust Company--program fee..................    230,899
  Trustee, management and administration fees.......................     66,716
  American Bar Retirement Association--program fee..................     33,730
  Amortization of organization costs................................     15,525
  Reports to unitholders............................................     10,490
  Legal and audit fees..............................................      8,893
  Registration fee..................................................      9,945
  Other expenses....................................................      3,350
                                                                     ----------
    Total expenses..................................................    379,548
                                                                     ----------
Net investment income...............................................  5,285,748
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain.................................................     10,090
  Change in net unrealized appreciation.............................  1,061,117
                                                                     ----------
    Net realized and unrealized loss on investments.................  1,071,207
                                                                     ----------
Net increase in net assets resulting from operations................ $6,356,955
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                      ------------------------
                                                         1996         1997
                                                      -----------  -----------
FROM OPERATIONS
  Net investment income.............................. $ 2,589,601  $ 5,285,748
  Net realized gain (loss) on investments............    (177,766)      10,090
  Net change in unrealized appreciation
   (depreciation) on investments.....................  (1,011,400)   1,061,117
                                                      -----------  -----------
  Net increase in net assets resulting from opera-
   tions.............................................   1,400,435    6,356,955
                                                      -----------  -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.........................  21,795,326   34,646,710
  Cost of units redeemed............................. (10,040,616)  (7,880,999)
                                                      -----------  -----------
  Net increase in net assets resulting from
   unitholder transactions...........................  11,754,710   26,765,711
                                                      -----------  -----------
    Net increase in net assets.......................  13,155,145   33,122,666
NET ASSETS
  Beginning of year..................................  36,456,672   49,611,817
                                                      -----------  -----------
  End of year........................................ $49,611,817  $82,734,483
                                                      ===========  ===========
NUMBER OF UNITS
  Outstanding--beginning of year.....................   3,447,358    4,556,518
    Sold.............................................   2,076,702    3,093,999
    Redeemed.........................................    (967,542)    (704,963)
                                                      -----------  -----------
  Outstanding--end of year...........................   4,556,518    6,945,554
                                                      ===========  ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                              FOR THE PERIOD
                                               SEPTEMBER 5,
                                                   1995            FOR THE
                                               (COMMENCEMENT     YEAR ENDED
                                             OF OPERATIONS) TO  DECEMBER 31,
                                               DECEMBER 31,    ----------------
                                                   1995         1996     1997
                                             ----------------- -------  -------
Investment income..........................       $   .34      $   .67  $   .97
Expenses...................................          (.02)        (.06)    (.07)
                                                  -------      -------  -------
Net investment income......................           .32          .61      .90
Net realized and unrealized gain (loss) on
 investments...............................           .26         (.30)     .12
                                                  -------      -------  -------
Net increase in unit value.................           .58          .31     1.02
Net asset value at beginning of period.....         10.00        10.58    10.89
                                                  -------      -------  -------
Net asset value at end of period...........       $ 10.58      $ 10.89  $ 11.91
                                                  =======      =======  =======
Ratio of expenses to average net assets....           .69%**       .58%     .57%
Ratio of net investment income to average
 net assets................................          9.17%**      5.82%    7.93%
Portfolio turnover***......................             2%****      22%      14%
Total return...............................          5.80%****    2.93%    9.37%
Net assets at end of period (in thousands).       $36,457      $49,612  $82,734

--------
* Calculations prepared using the monthly average number of units outstanding during the period.
**  Ratios annualized.
*** Reflects purchases and sales of shares of the registered investment companies in which the Fund invests rather than the turnover of the underlying portfolios of such registered investment companies.
**** Not annualized.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
T. Rowe Price International Stock Fund, at value (cost $63,984,771 and shares 4,396,738)............................................. $59,004,235
Receivable for fund units sold.....................................     196,627
Unamortized organizational costs...................................      15,736
                                                                    -----------
  Total Assets.....................................................  59,216,598
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................     154,832
Payable for fund units repurchased.................................      41,795
State Street Bank and Trust Company--program fee payable...........      16,645
Trustee, management and administration fees payable................       3,543
American Bar Retirement Association--program fee payable...........       2,596
Other accruals.....................................................         240
                                                                    -----------
  Total Liabilities................................................     219,651
                                                                    -----------
NET ASSETS (equivalent to $18.21 per unit based on 3,239,192 units outstanding)...................................................... $58,996,947
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends........................................................ $ 3,113,573
  Other income.....................................................      37,721
                                                                    -----------
    Total investment income........................................   3,151,294
                                                                    -----------
EXPENSES
  State Street Bank and Trust Company--program fee.................     182,992
  Trustee, management and administration fees......................      38,315
  American Bar Retirement Association--program fee.................      26,731
  Amortization of organization costs...............................      11,523
  Reports to unitholders...........................................       8,320
  Legal and audit fees.............................................       7,053
  Registration fee.................................................       7,887
  Other expenses...................................................       3,602
                                                                    -----------
    Total expenses.................................................     286,423
                                                                    -----------
Net investment income..............................................   2,864,871
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................   4,264,284
  Change in net unrealized depreciation............................  (6,012,507)
                                                                    -----------
    Net realized and unrealized loss on investments................  (1,748,223)
                                                                    -----------
Net increase in net assets resulting from operations............... $ 1,116,648
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                     YEAR ENDED
                                                    DECEMBER 31,
                                        --------------------------
                                            1996          1997
                                        ------------  ------------
FROM OPERATIONS
  Net investment income................ $    830,951  $  2,864,871
  Net realized gain on investments.....    1,492,478     4,264,284
  Net change in unrealized appreciation
   (depreciation) on investments.......    1,022,272    (6,012,507)
                                        ------------  ------------
  Net increase in net assets resulting
   from operations.....................    3,345,701     1,116,648
                                        ------------  ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from sales of units.........   35,096,067    84,016,272
  Cost of units redeemed...............  (16,022,030)  (59,404,273)
                                        ------------  ------------
  Net increase in net assets resulting
   from unitholder transactions........   19,074,037    24,611,999
                                        ------------  ------------
    Net increase in net assets.........   22,419,738    25,728,647
NET ASSETS
  Beginning of year....................   10,848,562    33,268,300
                                        ------------  ------------
  End of year.......................... $ 33,268,300  $ 58,996,947
                                        ============  ============
NUMBER OF UNITS
  Outstanding--beginning of year.......      705,954     1,868,547
    Sold...............................    2,107,610     4,541,730
    Redeemed...........................     (945,017)   (3,171,085)
                                        ------------  ------------
  Outstanding--end of year.............    1,868,547     3,239,192
                                        ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                              FOR THE PERIOD
                                               SEPTEMBER 5,        FOR THE
                                               (COMMENCEMENT     YEAR ENDED
                                             OF OPERATIONS) TO  DECEMBER 31,
                                               DECEMBER 31,    ----------------
                                                   1995         1996     1997
                                             ----------------- -------  -------
Investment income..........................       $   .49      $   .70  $  1.12
Expenses...................................          (.03)        (.10)    (.10)
                                                  -------      -------  -------
Net investment income......................           .46          .60     1.02
Net realized and unrealized gain (loss) on
 investments...............................          (.09)        1.83     (.61)
                                                  -------      -------  -------
Net increase...............................           .37         2.43      .41
Net asset value at beginning of period.....         15.00        15.37    17.80
                                                  -------      -------  -------
Net asset value at end of period...........       $ 15.37      $ 17.80  $ 18.21
                                                  =======      =======  =======
Ratio of expenses to average net assets....           .57%**       .59%     .54%
Ratio of net investment income to average
 net assets................................           9.2%**      3.58%    5.41%
Portfolio turnover ***.....................             4%****      73%     101%
Total return...............................          2.47%****   15.81%    2.30%
Net assets at end of period (in thousands).       $10,849      $33,268  $58,997

--------
   * Calculations prepared using the monthly average number of units outstanding during the period.
  ** Ratios annualized.
 *** Reflects purchases and sales of shares of the registered investment company in which the Fund invests rather than the turnover of the underlying portfolios of the registered investment company.
**** Not annualized.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments:
 State Street Bank ABA Members/Pooled Stable Asset Fund Trust, at
  value
  (cost $633,755,115)............................................. $633,755,115
Receivable for fund units sold....................................    1,065,874
Unamortized organizational costs..................................       94,179
                                                                   ------------
  Total Assets....................................................  634,915,168
                                                                   ------------
LIABILITIES
State Street Bank and Trust Company--program fee payable..........      181,550
Trustee, management and administration fees payable...............      107,185
American Bar Retirement Association--program fee payable..........       27,786
Other accruals....................................................       33,826
                                                                   ------------
  Total Liabilities...............................................      350,347
                                                                   ------------
NET ASSETS (equivalent to $1.00 per unit based on 634,564,821 units outstanding)............................................... $634,564,821
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME....................................................  $38,695,839
                                                                     -----------
EXPENSES
  State Street Bank and Trust Company--program fee.................    2,220,371
  Trustee, management and administration fees......................    1,277,664
  American Bar Retirement Association--program fee.................      324,391
  Amortization of organization costs...............................      166,591
  Legal and audit fees.............................................       85,210
  Reports to unitholders...........................................      100,513
  Registration fee.................................................       95,302
  Other expenses...................................................       43,593
                                                                     -----------
    Total expenses.................................................    4,313,635
                                                                     -----------
Net investment income and net increase in net assets resulting from operations........................................................  $34,382,204
                                                                     ===========



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                                    --------------------------
                                                        1996          1997
                                                    ------------  ------------
FROM OPERATIONS
  Net investment income and net increase in net
   assets resulting from operations................ $ 31,794,217  $ 34,382,204
                                                    ------------  ------------
  Reinvestment of net investment income............  (31,794,217)  (34,382,204)
                                                    ------------  ------------
FROM UNITHOLDER TRANSACTIONS (at $1.00 per unit):
  Proceeds from units issued.......................  102,727,142   165,192,903
  Units issued in connection with reinvestment of
   net investment income...........................   31,794,217    34,382,204
  Cost of units redeemed........................... (129,966,222) (199,773,055)
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from unitholder transactions....................    4,555,137      (197,948)
                                                    ------------  ------------
    Net increase (decrease) in net assets..........    4,555,137      (197,948)
NET ASSETS
  Beginning of year................................  630,207,632   634,762,769
                                                    ------------  ------------
  End of year...................................... $634,762,769  $634,564,821
                                                    ============  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the year)*

                          FOR THE PERIOD
                         DECEMBER 5, 1991
                          (COMMENCEMENT                    FOR THE YEAR ENDED
                         OF OPERATIONS TO                     DECEMBER 31,
                           DECEMBER 31,   ----------------------------------------------------------
                              1991)         1992      1993      1994      1995      1996      1997
                         ---------------- --------  --------  --------  --------  --------  --------
Investment income.......     $   .004     $   .042  $   .035  $   .043  $   .061  $   .058  $   .060
Expenses................        (.000)       (.008)    (.008)    (.007)    (.007)    (.007)    (.007)
                             --------     --------  --------  --------  --------  --------  --------
Net investment income...         .004         .034      .027      .036      .054      .051      .053
Reinvestment of net
 investment income......        (.004)       (.034)    (.027)    (.036)    (.054)    (.051)    (.053)
                             --------     --------  --------  --------  --------  --------  --------
Net asset value at
 beginning and end
 of year................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========     ========  ========  ========  ========  ========  ========
Ratio of expenses to
 average net assets.....          --            79%      .75%      .73%      .73%      .68%      .68%
Ratio of net investment
 income to average net
 assets.................          --          3.45%     2.77%     3.55%     5.32%     5.15%     5.38%
Net assets at end of
 year (in thousands)....     $560,334     $589,882  $509,905  $491,979  $630,208  $634,763  $634,565

--------
* Calculations prepared using the monthly average number of units outstanding during the year.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                            STABLE ASSET RETURN FUND

                               DECEMBER 31, 1997

UNITS OF COLLECTIVE INVESTMENT FUNDS

State Street Bank ABA Members/Pooled Stable Asset Fund Trust
 ("SAFT")
 (Units 633,755,115) (a).......................................... $633,755,115
                                                                   ------------
TOTAL INVESTMENTS (Cost $633,755,115) (99.8%).....................  633,755,115
OTHER ASSETS LESS LIABILITIES (.2%)...............................      809,706
                                                                   ------------
NET ASSETS (100.0%)............................................... $634,564,821
                                                                   ============

--------
(a) SAFT holds the following investments:

                                               EFFECTIVE ANNUAL INVESTMENTS AT
                                               PERCENTAGE RATE  CONTRACT VALUE
                                                     1997          (NOTE 2)
                                               ---------------- --------------
   INVESTMENT CONTRACTS (52.03%)
   AEGON USA, INC.
    6 Investment Contracts
    (Maturities ranging from April 30, 1998 to
    March 31, 2002)...........................    6.07-7.03%     $ 29,004,692
   Allstate Life Insurance Company
    3 Investment Contracts
    (Maturities ranging from July 1, 1998 to
    July 31, 1999)............................    6.52-7.53        14,093,554
   Continental Assurance Company
    6 Investment Contracts
    (Maturities ranging from July 31, 1998 to
    December 31, 2002)........................    6.00-7.32        38,055,739
   Hartford Life Insurance Company
    1 Investment Contract
    (Matures December 31, 1998)...............         4.70         1,950,213
   John Hancock Mutual Life Insurance Company
    6 Investment Contracts
    (Maturities ranging from January 31, 1998
    to November 30, 2002).....................    5.06-7.75        29,295,482
   Life of Virginia
    5 Investment Contracts, Indexed
    (Maturities ranging from May 31, 1999 to
    August 30, 2002 and upon funds request)...    5.35-7.10        27,738,346
   Metropolitan Life Insurance Company
    3 Investment Contracts
    (Maturities ranging from February 28, 1998
    to February 28, 2001).....................    6.08-6.37        22,762,244
   New York Life Asset Management
    6 Investment Contracts
    (Maturities ranging from January 15, 1998
    to September 30, 2002)....................    5.51-6.93        37,087,009
   Pacific Mutual Life Insurance Company
    3 Investment Contracts, Indexed
    (Maturities ranging from February 13, 1998
    to January 31, 2002)......................    5.74-6.91        23,561,548
   Principal Mutual Life Insurance Company
    6 Investment Contracts
    (Maturities ranging from August 31, 1999
    to August 30, 2002).......................    5.70-7.23        32,130,076
   Provident Life and Accident Assurance
    Company
    1 Investment Contract
    (Matures March 31, 1998)..................    6.28-7.31         8,279,151
   Prudential Asset Management
    3 Investment Contracts
    (Maturities ranging from January 31, 1998
    to January 31, 2000)......................    5.19-7.35        17,103,580

   The accompanying notes are an integral part of these financial statements.

        AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                           STABLE ASSET RETURN FUND

                               DECEMBER 31, 1997

                                               EFFECTIVE ANNUAL INVESTMENTS AT
                                               PERCENTAGE RATE  CONTRACT VALUE
                                                     1997          (NOTE 2)
                                               ---------------- ---------------
   INVESTMENT CONTRACTS (CONTINUED)
   Sun Life of Canada
    2 Investment Contracts
    (Maturities ranging from December 31,
    1999 to April 30, 2001)..................       6.82-6.87%   $ 18,957,835
   Transamerica Asset Management
    4 Investment Contracts
    (Maturities ranging from August 31, 1998
    to September 30, 2002)...................       6.25-7.24      24,464,406
   Travelers Insurance Company
    1 Investment Contract
    (Maturities ranging from June 30, 1999 to
    June 30, 2003)...........................            6.30      10,016,752
                                                                 ------------
   Total Investment Contracts (Cost
    $334,500,627)............................                     334,500,627
                                                                 ------------
   SYNTHETIC INVESTMENT CONTRACTS* (4.21%)
   CDC Investment Management Group
    2 Investment Contracts
    (Maturities ranging from February 15,
    1998 to November 15, 2002)...............       6.42-7.70      10,547,700
   Underlying Securities:
    Bank of New York Cash Reserve market
     value $393,884 units 393,884
    FHLMC REMIC, 6.75%, 5/25/13, Principal
     $900,000 market value $902,727
    FHLMC REMIC, 6.75%, 10/15/13, Principal
     $4,494,408 market value $4,499,172
    FNMA Pool, 6.739%, 6/1/27, Principal
     $4,478,153 market value $4,569,821
    Total market value $10,365,604, wrapper
     $182,096
   J. P. Morgan
    1 Investment Contract
    (Maturities ranging from January 15, 1998
    to January 15, 1999).....................            5.28       5,347,206
   Underlying Security:
    U.S. Treasury Note, 6.375%, 1/15/99,
     principal $4,207,000
    Total market value $4,239,226, wrapper
     $1,107,980
   Morgan Guaranty Trust Company
    1 Investment Contract
    (Maturities ranging from December 15,
    1999 to May 15, 2001)....................            7.06      11,143,982
   Underlying Security:
    Advanta Credit Card Master Trust, 5.839%,
    11/15/03, principal $10,000,000
    Total market value $10,007,100, wrapper
    $1,136,882
                                                                 ------------
   Total Synthetic Investment Contracts (Cost
    $27,038,888).............................                      27,038,888
                                                                 ------------
                                                     COST       AMORTIZED VALUE
                                               ---------------- ---------------
   SHORT TERM INVESTMENTS (43.76%)
   State Street Bank
    Yield Enhanced Short Term Investment
    Fund--281,353,273 units..................    $281,353,273     281,353,273
                                                                 ------------
   TOTAL INVESTMENTS (100.00%) (COST
    $642,892,788)............................                    $642,892,788**
                                                                 ============

--------
 * Synthetic investment contracts represent individual assets placed in a trust with ownership by the fund and a third party issues a wrapper contract that provides that holders can, and must, execute transactions at contract value. Individual assets of the synthetic contracts are valued at representative quoted market prices. The wrapper is valued as the difference between the fair value of the assets and contract value of the investment contract.
** Stable Asset Return Fund holds 98.58% of State Street Bank ABA
   Members/Pooled Stable Asset Fund Trust.

  The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

ASSETS
Investments, at value (cost $89,585,970)..........................  $113,835,299
Cash..............................................................         2,334
Receivable for fund units sold....................................       254,467
Dividends and interest receivable.................................       370,675
Unamortized organizational costs..................................        15,871
                                                                    ------------
  Total Assets....................................................   114,478,646
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     1,264,697
Investment advisory fee payable...................................        61,415
State Street Bank and Trust Company--program fee payable..........        31,560
Trustee, management and administration fees payable...............         6,755
American Bar Retirement Association--program fee payable..........         4,596
Other accruals....................................................         6,979
                                                                    ------------
  Total Liabilities...............................................     1,376,002
                                                                    ------------
NET ASSETS (equivalent to $20.11 per unit based on 5,624,404 units outstanding).....................................................  $113,102,644
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Dividends (net of foreign tax expense of $2,349)................. $ 1,642,376
  Interest.........................................................     538,418
                                                                    -----------
    Total investment income........................................   2,180,794
                                                                    -----------
EXPENSES
  Investment advisory fee..........................................     304,776
  State Street Bank and Trust Company--program fee.................     300,148
  Trustee, management and administration fees......................      62,881
  American Bar Retirement Association--program fee.................      43,842
  Amortization of organization costs...............................      18,570
  Reports to unitholders...........................................      13,676
  Legal and audit fees.............................................      11,594
  Registration fee.................................................      12,966
  Other expenses...................................................      11,204
                                                                    -----------
    Total expenses.................................................     779,657
                                                                    -----------
Net investment income..............................................   1,401,137
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................   1,090,426
  Change in net unrealized appreciation............................  17,294,659
                                                                    -----------
    Net realized and unrealized gain on investments................  18,385,085
                                                                    -----------
Net increase in net assets resulting from operations............... $19,786,222
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                        1996          1997
                                                     -----------  ------------
OPERATIONS
  Net investment income............................. $   651,044  $  1,401,137
  Net realized gain on investments..................     535,992     1,090,426
  Net change in unrealized appreciation on invest-
   ments............................................   5,938,274    17,294,659
                                                     -----------  ------------
  Net increase in net assets resulting from opera-
   tions............................................   7,125,310    19,786,222
                                                     -----------  ------------
UNITHOLDER TRANSACTIONS
  Proceeds from sales of units......................  28,084,938    53,837,540
  Cost of units redeemed............................  (7,695,572)   (8,652,312)
                                                     -----------  ------------
  Net increase in net assets resulting from
   unitholder transactions..........................  20,389,366    45,185,228
                                                     -----------  ------------
    Net increase in net assets......................  27,514,676    64,971,450
NET ASSETS
  Beginning of year.................................  20,616,518    48,131,194
                                                     -----------  ------------
  End of year....................................... $48,131,194  $113,102,644
                                                     ===========  ============
NUMBER OF UNITS
  Outstanding--beginning of year....................   1,594,367     3,060,634
    Sold............................................   2,004,767     3,030,540
    Redeemed........................................    (538,500)     (466,770)
                                                     -----------  ------------
  Outstanding--end of year..........................   3,060,634     5,624,404
                                                     ===========  ============


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)**

                                            FOR THE PERIOD
                                             SEPTEMBER 5,
                                                 1995            FOR THE
                                             (COMMENCEMENT      YEAR ENDED
                                           OF OPERATIONS) TO   DECEMBER 31,
                                             DECEMBER 31,    -----------------
                                                 1995         1996      1997
                                           ----------------- -------  --------
Investment income.........................      $   .13      $   .40  $    .47
Expenses..................................         (.04)        (.14)     (.17)
                                                -------      -------  --------
Net investment income.....................          .09          .26       .30
Net realized and unrealized gain on in-
 vestments................................          .84         2.54      4.08
                                                -------      -------  --------
Net increase in unit value................          .93         2.80      4.38
Net asset value at beginning of period....        12.00        12.93     15.73
                                                -------      -------  --------
Net asset value at end of period..........      $ 12.93      $ 15.73  $  20.11
                                                =======      =======  ========
Ratio of expenses to average net assets...         1.00%*        .99%      .90%
Ratio of net investment income to average
 net assets...............................         2.12%*       1.85%     1.61%
Portfolio turnover........................            4%***       17%       13%
Total return..............................         7.75%***    21.66%    27.84%
Average commissions rate****                        --       $0.0729  $ 0.0603
Net assets at end of period (in thou-
 sands)...................................      $20,617      $48,131  $113,103

--------
   * Ratios annualized.
  ** Calculations prepared using the monthly average number of units outstanding during the period.
 *** Not annualized.
****Average commissions rate paid is presented for fiscal periods beginning on or after September 1, 1995.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

COMMON STOCKS (92.7%)
BASIC INDUSTRIES (7.1%)
ALUMINUM
Alcan Alum Ltd. ADR**..................................     19,000 $    524,875
Alumax Inc. ADR* **....................................      1,800       61,200
Aluminum Co. Amer......................................      4,300      302,613
                                                                   ------------
                                                                        888,688
                                                                   ------------
CHEMICALS
Cabot Corp. ...........................................     11,100      306,638
Dow Chem Co. ..........................................      7,400      751,100
Du Pont EI De Nemours & Co.............................      2,200      132,138
Eastman Chem Co. ......................................      8,600      512,238
Fmc Corp. .............................................      2,900      195,206
Great Lakes Chemical Corp. ............................      8,400      376,950
Hercules Inc. .........................................      6,100      305,381
NalCo. Chem Co. .......................................      2,300       90,994
Sigma Aldrich..........................................      6,800      270,300
Union Carbide Corp. ...................................      8,200      352,088
                                                                   ------------
                                                                      3,293,033
                                                                   ------------
GLASS AND CONTAINERS
Ball Corp. ............................................     11,200      395,500
                                                                   ------------
PAPER
Champion Int'l Corp. ..................................     10,200      462,188
International Paper Co. ...............................     13,600      586,500
Mead Corp. ............................................     11,600      324,800
Minnesota Mining & Manufacturing Co. ..................      2,400      196,950
Potlatch Corp. ........................................     10,200      438,600
Union Camp Corp. ......................................      9,200      493,925
Westvaco Corp. ........................................     17,000      534,438
Willamette Industries Inc. ............................     16,100      518,219
                                                                   ------------
                                                                      3,555,620
                                                                   ------------
TOTAL BASIC INDUSTRIES.................................               8,132,841
                                                                   ------------
CAPITAL GOODS (5.1%)
CONSTRUCTION
Building Materials
Applied Materials Inc.*................................     18,800      566,350
                                                                   ------------
ELECTRICAL EQUIPMENT
Arrow Electrs Inc.*....................................     13,400      434,663
General Elec Co........................................     34,700    2,546,113
                                                                   ------------
                                                                      2,980,776
                                                                   ------------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

INDUSTRIAL MACHINERY
Briggs & Stratton Corp. ...............................      9,100 $    441,919
Cummins Engine Inc. ...................................      9,500      561,094
Ingersollrand Co.......................................      9,900      400,950
                                                                   ------------
                                                                      1,403,963
                                                                   ------------
POLLUTION CONTROL
Browning Ferris Industries Inc.........................     18,100      669,700
Waste Management Inc. New..............................      6,100      167,750
                                                                   ------------
                                                                        837,450
                                                                   ------------
TOTAL CAPITAL GOODS....................................               5,788,539
                                                                   ------------
CONSUMER BASICS (14.8%)
DRUGS AND HEALTHCARE
Abbott Labs............................................      9,200      603,174
Allergan Inc. .........................................     13,300      446,381
American Home Products Corp............................        600       45,900
Bard C R Inc. .........................................     12,200      382,013
Bausch & Lomb Inc. ....................................     12,800      507,200
Bristol Myers Squibb Co. ..............................     10,600    1,003,025
Columbia HCA Healthcare Corp ..........................     19,450      576,206
Johnson & Johnson......................................     28,100    1,851,088
Lilly Eli & Co. .......................................        800       55,700
Merck & Co. Inc. ......................................      8,500      903,125
Pacificare Health System*..............................      4,800      251,400
Pfizer Inc. ...........................................      6,200      462,288
Pharmacia & Upjohn Inc. ...............................     18,800      688,550
Smithkline Beecham PLC ADR**...........................     11,400      586,388
United Healthcare Corp. ...............................      6,000      298,125
                                                                   ------------
                                                                      8,660,563
                                                                   ------------
FOOD AND BEVERAGE
Archer Daniels Midland Co. ............................     34,805      754,833
Coca Cola Co. .........................................     22,100    1,472,413
Heinz H J Co. .........................................      5,800      294,713
Pepsico Inc. ..........................................     15,400      561,138
Supervalu Inc. ........................................      6,000      251,250
Whitman Corp. .........................................     23,900      622,894
                                                                   ------------
                                                                      3,957,241
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

HOUSEHOLD PRODUCTS
Dial Corp. New.........................................      3,600 $     74,925
Procter & Gamble Co. ..................................      6,000      478,875
                                                                   ------------
                                                                        553,800
                                                                   ------------
RETAIL GROCERY
Albertsons Inc. .......................................     14,700      696,413
                                                                   ------------
TOBACCO
Philip Morris Companies Inc. ..........................     48,900    2,215,781
RJR Nabisco Hldgs Corp. ...............................     16,000      600,000
                                                                   ------------
                                                                      2,815,781
                                                                   ------------
TOTAL CONSUMER BASICS..................................              16,683,798
                                                                   ------------
CONSUMER DURABLE GOODS (5.1%)
AUTO PARTS
Dana Corp. ............................................     13,800      655,500
Genuine Parts Co. .....................................     18,700      634,631
                                                                   ------------
                                                                      1,290,131
                                                                   ------------
AUTOMOBILES
Chrysler Corp. ........................................     14,500      510,219
Ford Mtr Co. Del ......................................     28,100    1,368,119
General Mtrs Corp. ....................................      1,200       72,750
                                                                   ------------
                                                                      1,951,088
                                                                   ------------
HOUSEHOLD APPLIANCES
Maytag Corp. ..........................................     11,900      444,019
Whirlpool Corp. .......................................      8,800      484,000
                                                                   ------------
                                                                        928,019
                                                                   ------------
MOBILE HOMES
Fleetwood Enterprises Inc. ............................      6,100      258,869
                                                                   ------------
TIRES AND RUBBER
Cooper Tire & Rubber Co. ..............................     26,000      633,750
Goodyear Tire and Rubber ..............................     10,500      668,063
                                                                   ------------
                                                                      1,301,813
                                                                   ------------
TOTAL CONSUMER DURABLE GOODS...........................               5,729,920
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

CONSUMER NON-DURABLE GOODS (7.5%)
APPAREL AND TEXTILES
Reebok Int'l Ltd. .....................................      6,800 $    195,925
Russell Corp. .........................................     12,800      340,000
Springs Industries Inc. ...............................      2,600      135,200
V F Corp. .............................................     14,000      643,125
                                                                   ------------
                                                                      1,314,250
                                                                   ------------
LIQUOR
Anheuser Busch Companies Inc. .........................     18,800      827,200
                                                                   ------------
RETAIL TRADE
Dayton Hudson Corp. ...................................     10,100      681,750
Federated Dept. Stores Inc. Del........................     16,600      710,097
Limited Inc. ..........................................     14,560      371,280
May Dept Stores Co. ...................................     13,900      732,356
Penney J C Inc. .......................................     11,700      705,656
Sears Roebuck & Co. ...................................     15,300      692,325
TJX Companies Inc. New.................................     20,400      701,250
Toys R Us Inc.*........................................     15,600      490,425
Wal Mart Stores Inc. ..................................     25,200      993,825
                                                                   ------------
                                                                      6,078,964
                                                                   ------------
TOYS, AMUSEMENTS, & SPORTING GOODS
Mattel Inc. ...........................................      6,800      253,300
                                                                   ------------
TOTAL CONSUMER NON-DURABLE GOODS.......................               8,473,714
                                                                   ------------
CONSUMER SERVICES (1.3%)
AIR TRAVEL
AMR Corp. Del*.........................................      5,800      745,300
                                                                   ------------
HOTELS & RESTAURANTS
McDonalds Corp. .......................................      1,200       57,300
                                                                   ------------
LEISURE TIME
Disney Walt Co. .......................................        500       49,531
Harrahs Entertainment Inc. ............................     32,000      604,000
                                                                   ------------
                                                                        653,531
                                                                   ------------
TOTAL CONSUMER SERVICES................................               1,456,131
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

ENERGY (8.1%)
DOMESTIC OIL
Ashland Inc. ..........................................      8,000 $    429,500
Atlantic Richfield Co. ................................      5,200      416,650
Phillips Pete Co. .....................................     13,800      671,025
Sun Inc. ..............................................     12,100      508,956
Unocal Corp............................................     12,200      473,513
                                                                   ------------
                                                                      2,499,644
                                                                   ------------
GAS EXPLORATION
Occidental Pete Corp. .................................     25,900      759,218
                                                                   ------------
INTERNATIONAL OIL
Amoco Corp. ...........................................     12,400    1,055,550
Chevron Corp. .........................................     10,000      770,000
Exxon Corp. ...........................................     21,000    1,284,938
Mobil Corp. ...........................................     18,100    1,306,593
Royal Dutch Petroleum Co. ADR** .......................     19,600    1,062,075
Texaco Inc. ...........................................      7,400      402,375
                                                                   ------------
                                                                      5,881,531
                                                                   ------------
TOTAL ENERGY...........................................               9,140,393
                                                                   ------------
FINANCE (16.0%)
BANKING
Bankamerica Corp. .....................................      9,400      686,200
Chase Manhattan Corp. (New)............................     10,800    1,182,600
Citicorp...............................................      2,500      316,094
First Chicago Nbd Corp. ...............................      2,600      217,100
First Union Corp. .....................................      6,400      328,000
Fleet Financial Group Inc. ............................     12,200      914,238
Keycorp New............................................      5,000      354,063
Morgan J P & Co. Inc. .................................      3,100      349,913
Nationsbank Corp.......................................      7,600      462,175
Republic NY Corp. .....................................      2,900      331,144
                                                                   ------------
                                                                      5,141,527
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

FINANCIAL SERVICES
Countrywide Cr Industries Inc. ........................     16,100 $    690,288
Federal Home Loan Mortgage Corp. ......................     25,200    1,056,825
Federal Nat'l Mortgage Assn ...........................     27,600    1,574,925
Merrill Lynch & Co. Inc. ..............................     12,000      875,250
Morgan Stanley Dean Witter.............................     16,215      958,712
                                                                   ------------
                                                                      5,156,000
                                                                   ------------
INSURANCE
Aetna Inc. ............................................      6,700      472,769
Ambac Financial Group Inc. ............................      1,600       73,600
American General Corp. ................................     18,852    1,019,186
American Int'l Group Inc. .............................      1,950      212,063
Chubb Corp. ...........................................     10,100      763,813
Cigna Corp. ...........................................      4,300      744,169
Foundation Health Sys Inc. ............................     20,250      453,091
Lincoln Nat'l Corp. ...................................      8,500      664,063
Loews Corp. ...........................................      3,100      328,988
Mbia Inc. .............................................      7,000      467,688
Ohio Cas Corp. ........................................      5,600      249,900
Old Rep Int'l Corp. ...................................     15,400      572,688
Safe Co. Corp. ........................................     12,100      589,875
St Paul Companies Inc. ................................      4,500      369,281
Torchmark Inc. ........................................     12,800      538,400
                                                                   ------------
                                                                      7,519,574
                                                                   ------------
SAVINGS AND LOAN
Golden West Financial Corp. Del........................      3,200      313,000
                                                                   ------------
TOTAL FINANCE..........................................              18,130,101
                                                                   ------------
GENERAL BUSINESS (0.9%)
BUSINESS SERVICES
De Luxe Corp. .........................................      9,900      341,550
Humana Inc.*...........................................     15,800      327,850
                                                                   ------------
                                                                        669,400
                                                                   ------------
NEWSPAPERS
Gannett Inc. ..........................................      3,200      197,800
                                                                   ------------
PUBLISHING
American Greetings Corp. ..............................      4,600      179,975
                                                                   ------------
TOTAL GENERAL BUSINESS.................................               1,047,175
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

MISCELLANEOUS (3.6%)
CONGLOMERATES
Canadian Pacific Ltd. New ADR**........................     17,900 $    487,775
ITT Industries Inc. ...................................     15,400      483,175
Raytheon Co. ..........................................     11,676      589,548
Textron Inc. ..........................................      1,800      112,500
                                                                   ------------
                                                                      1,672,998
                                                                   ------------
MISCELLANEOUS
Allegheny Energy Inc. .................................     17,500      568,750
Consolidated Edison Inc. ..............................     19,300      791,300
Dillards Inc. .........................................     17,300      609,825
Hartford Financial Svcs Grp............................      4,100      383,606
Tricon Global Restaurants Inc.*........................      1,540       44,756
                                                                   ------------
                                                                      2,398,237
                                                                   ------------
TOTAL MISCELLANEOUS....................................               4,071,235
                                                                   ------------
SHELTER (1.2%)
CONSTRUCTION MATERIALS
Armstrongworld Industries Inc. ........................      4,800      358,800
Masco Corp. ...........................................      5,000      254,375
Owens Corning ADR**....................................      5,300      180,863
                                                                   ------------
                                                                        794,038
                                                                   ------------
HOMEBUILDERS
Centex Corp. ..........................................      4,800      302,100
Pulte Corp. ...........................................      6,200      259,238
                                                                   ------------
                                                                        561,338
                                                                   ------------
TOTAL SHELTER..........................................               1,355,376
                                                                   ------------
TECHNOLOGY (9.1%)
AEROSPACE
Boeing Co. ............................................        200        9,788
Lockheed Martin Corp. .................................      6,300      620,550
Northrop Grumman Corp. ................................      5,000      575,000
Rockwell Int'l Corp. New...............................      2,400      125,400
                                                                   ------------
                                                                      1,330,738
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

COMPUTERS AND BUSINESS EQUIPMENT
Compaq Computer Corp. .................................     19,750 $  1,114,641
E M C Corp. Mass.......................................     10,200      279,863
Hewlett Packard Co. ...................................     20,000    1,250,000
International Business Machs...........................     19,300    2,018,376
Quantum Corp.*.........................................     18,200      365,138
Sun Microsystems Inc.*.................................     12,500      498,438
                                                                   ------------
                                                                      5,526,456
                                                                   ------------
ELECTRONICS
Advanced Micro Devices Inc.*...........................     32,700      586,556
Intel Corp. ...........................................     13,600      955,400
Motorola Inc. .........................................      3,200      182,600
National Semiconductor Corp.*..........................     15,800      409,813
                                                                   ------------
                                                                      2,134,369
                                                                   ------------
SOFTWARE
Microsoft Corp.*.......................................     10,200    1,318,350
                                                                   ------------
TOTAL TECHNOLOGY.......................................              10,309,913
                                                                   ------------
TRANSPORTATION (2.6%)
RAILROADS
Burlington Northern Santa Fe...........................      6,900      641,269
CSX Corp. .............................................     12,600      680,400
Union Pacific Corp. ...................................     11,000      686,813
                                                                   ------------
                                                                      2,008,482
                                                                   ------------
TRUCKING AND FREIGHT FORWARDING
Federal Express Corp.*.................................      6,000      366,375
Ryder Systems Inc. ....................................     16,300      533,825
                                                                   ------------
                                                                        900,200
                                                                   ------------
TOTAL TRANSPORTATION...................................               2,908,682
                                                                   ------------
UTILITIES (10.3%)
ELECTRIC UTILITIES
American Electric Power Inc. ..........................     14,500      748,563
DQE Inc. ..............................................     16,400      576,050
GPU Inc................................................      8,200      345,425
IES Industries Inc. ...................................     11,800      434,388
Pg&E Corp. ............................................     26,200      797,463
Puget Sound Energy Inc. ...............................     10,200      307,913
Wisconsin Energy Corp. ................................     19,000      546,250
                                                                   ------------
                                                                      3,756,052
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND

                               DECEMBER 31, 1997

                                                          SHARES      VALUE
                                                        ---------- ------------

GAS & PIPELINE UTILITIES
Transcanada Pipelines Ltd. ADR**......................      11,400 $    255,075
                                                                   ------------
TELEPHONE
Alltel Corp. .........................................       8,800      361,350
Ameritech Corp. ......................................       7,000      563,500
AT&T Corp. ...........................................       9,700      594,125
Bell Atlantic Corp. ..................................       9,792      891,072
Bellsouth Corp. ......................................      25,500    1,435,969
GTE Corp. ............................................       6,200      323,950
MCI Communications Corp. .............................      11,200      479,500
SBC Communications Inc. ..............................      22,200    1,626,150
Sprint Corp. .........................................       6,200      363,475
US West Inc. .........................................      21,500      970,188
                                                                   ------------
                                                                      7,609,279
                                                                   ------------
TOTAL UTILITIES.......................................               11,620,406
                                                                   ------------
TOTAL COMMON STOCKS (Cost $80,801,319)................              104,848,224
                                                                   ------------
                                                          UNITS
                                                        ----------
SHORT TERM INVESTMENTS (COST $3,283,148) (2.9%)
State Street Bank Yield Enhanced Short Term Investment
 Fund.................................................   3,283,148    3,283,148
                                                                   ------------
FIXED INCOME (COST $5,501,503) (5.0%)                    PRINCIPAL
                                                        ----------
United States Treasury Notes 07/15/06 7.00%...........  $3,557,000    3,839,319
United States Treasury Notes 08/15/05 6.50%...........   1,787,000    1,864,608
                                                                   ------------
                                                                      5,703,927
                                                                   ------------
TOTAL INVESTMENTS (COST $89,585,970) (100.6%).........              113,835,299
Liabilities less Other Assets (-0.6%).................                 (732,655)
                                                                   ------------
NET ASSETS (100.0%)...................................             $113,102,644
                                                                   ============

--------
 * Non-income producing security.
** An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                           CONSERVATIVE  MODERATE   AGGRESSIVE
                                           ------------ ----------- -----------
ASSETS
State Street Bank collective investment
 funds, at value:
  Stable Asset Return Fund (cost of
   $5,168,729, and $6,609,972 and units of
   5,168,729 and 6,609,972, respectively). $ 5,168,729  $ 6,609,972 $       --
  Intermediate Bond Fund (cost of
   $5,515,882, $18,227,384, and $7,172,820
   and units of 506,391, 1,665,235 and
   653,397, respectively).................   6,030,185   19,829,915   7,780,771
  Value Equity Fund (cost of $992,533,
   $5,878,407 and $6,273,776 and units of
   59,974, 361,574 and 386,924,
   respectively)..........................   1,206,036    7,270,969   7,780,771
  Growth Equity Fund (cost of $987,044,
   $5,866,241 and $6,228,203 and units of
   3,351, 20,207 and 21,623,
   respectively)..........................   1,206,036    7,270,969   7,780,771
  Index Equity Fund (cost of $1,948,831,
   $12,085,873 and $12,277,413 and units
   of 109,395, 689,498 and 705,762,
   respectively)..........................   2,412,073   15,202,935  15,561,540
  International Equity Fund (cost of
   $1,179,127, $9,648,167 and $10,148,505
   and units of 66,216, 544,374 and
   569,597, respectively).................   1,206,036    9,914,957  10,374,360
  Aggressive Equity Fund (cost of
   $2,254,805 and units of 53,375)........         --           --    2,593,590
Receivable for investments sold...........         --       135,133     136,429
Receivable for fund units sold............     108,272      248,960     102,122
                                           -----------  ----------- -----------
    Total Assets..........................  17,337,367   66,483,810  52,110,354
                                           -----------  ----------- -----------
LIABILITIES
Payable for investments purchased.........      35,747      384,093     238,551
Payable for fund units redeemed...........      72,525          --          --
Accrued expenses..........................       1,277        4,836       3,794
                                           -----------  ----------- -----------
    Total Liabilities.....................     109,549      388,929     242,345
                                           -----------  ----------- -----------
NET ASSETS (equivalent to $12.97, $13.93
 and $14.91 per unit based on 1,328,560,
 4,744,620 and 3,478,382 units
 outstanding, respectively)............... $17,227,818  $66,094,881 $51,868,009
                                           ===========  =========== ===========

   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                            CONSERVATIVE  MODERATE   AGGRESSIVE
                                            ------------ ----------  ----------
Investment income..........................  $      --   $      --   $      --
Service fees...............................      13,726      50,019      40,062
                                             ----------  ----------  ----------
Net investment loss........................     (13,726)    (50,019)    (40,062)
                                             ----------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
  Net realized gain on investments.........   1,207,158   3,024,522   2,739,133
  Change in net unrealized appreciation....     616,834   4,925,526   4,820,721
                                             ----------  ----------  ----------
    Net realized and unrealized gain on
     investments...........................   1,823,992   7,950,048   7,559,854
                                             ----------  ----------  ----------
Net increase in net assets resulting from
 operations................................  $1,810,266  $7,900,029  $7,519,792
                                             ==========  ==========  ==========



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                         CONSERVATIVE   MODERATE    AGGRESSIVE
                                         ------------  -----------  -----------
FROM OPERATIONS
  Net investment loss................... $    (8,859)  $   (24,228) $   (17,939)
  Net realized gain on investments......     361,277       839,719      770,720
  Net change in unrealized appreciation
   on investments.......................     517,590     2,209,625    2,216,922
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from operations......................     870,008     3,025,116    2,969,703
                                         -----------   -----------  -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from sales of units..........   7,290,330    21,783,374   16,350,276
  Cost of units redeemed................  (2,331,440)   (4,570,137)  (3,761,578)
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from unitholder transactions.........   4,958,890    17,213,237   12,588,698
                                         -----------   -----------  -----------
    Net increase in net assets..........   5,828,898    20,238,353   15,558,401
NET ASSETS
  Beginning of year.....................   5,372,079    12,378,987    9,999,460
                                         -----------   -----------  -----------
  End of year........................... $11,200,977   $32,617,340  $25,557,861
                                         ===========   ===========  ===========
NUMBER OF UNITS
  Outstanding--beginning of year........     513,200     1,173,968      946,103
    Sold................................     679,535     1,965,891    1,429,208
    Redeemed............................    (215,533)     (406,631)    (315,215)
                                         -----------   -----------  -----------
  Outstanding--end of year..............     977,202     2,733,228    2,060,096
                                         ===========   ===========  ===========



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                         CONSERVATIVE   MODERATE    AGGRESSIVE
                                         ------------  -----------  -----------
FROM OPERATIONS
  Net investment loss................... $   (13,726)  $   (50,019) $   (40,062)
  Net realized gain on investments......   1,207,158     3,024,522    2,739,133
  Net change in unrealized appreciation
   on investments.......................     616,834     4,925,526    4,820,721
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from operations......................   1,810,266     7,900,029    7,519,792
                                         -----------   -----------  -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from sales of units..........   8,482,695    31,899,113   25,053,575
  Cost of units redeemed................  (4,266,120)   (6,321,601)  (6,263,219)
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from unitholder transactions.........   4,216,575    25,577,512   18,790,356
                                         -----------   -----------  -----------
  Net increase in net assets............   6,026,841    33,477,541   26,310,148
NET ASSETS
  Beginning of year.....................  11,200,977    32,617,340   25,557,861
                                         -----------   -----------  -----------
  End of year........................... $17,227,818   $66,094,881  $51,868,009
                                         ===========   ===========  ===========
NUMBER OF UNITS
  Outstanding--beginning of year........     977,202     2,733,228    2,060,096
    Sold................................     699,243     2,500,711    1,866,881
    Redeemed............................    (347,885)     (489,319)    (448,595)
                                         -----------   -----------  -----------
  Outstanding--end of year..............   1,328,560     4,744,620    3,478,382
                                         ===========   ===========  ===========



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       SELECTED PER-UNIT DATA AND RATIOS

  (For a unit outstanding throughout the period)*

                                                       FOR THE PERIOD
                                                     SEPTEMBER 5, 1995
                                                      (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                     DECEMBER 31, 1995
                                              ----------------------------------
                                              CONSERVATIVE MODERATE   AGGRESSIVE
                                              ------------ --------   ----------
Investment income............................    $ .001    $  .001      $ .001
Expenses.....................................     (.003)     (.003)      (.003)
                                                 ------    -------      ------
Net investment loss..........................     (.002)     (.002)      (.002)
Net realized and unrealized gain on invest-
 ments.......................................      .472       .542        .572
                                                 ------    -------      ------
Net increase.................................       .47        .54         .57
Net asset value at beginning of period.......     10.00      10.00       10.00
                                                 ------    -------      ------
Net asset value at end of period.............    $10.47    $ 10.54      $10.57
                                                 ======    =======      ======
Ratio of expenses to average net assets**....       .09 %      .09 %       .09 %
Ratio of net investment loss to average net
 assets**....................................      (.06)%     (.06)%      (.06)%
Portfolio turnover*** ****...................         3 %        4 %         3 %
Total return****.............................      4.70 %     5.40 %      5.70 %
Net assets at end of period (in thousands)...    $5,372    $12,379      $9,999

--------
   * Calculations prepared using the monthly average number of units outstanding during the period.
  ** Ratios annualized.
 *** Reflects purchases and sales of units of the funds in which the Portfolios invest rather than turnover of such underlying funds.
**** Not annualized.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       SELECTED PER-UNIT DATA AND RATIOS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

  (For a unit outstanding throughout the year)*

                                              CONSERVATIVE MODERATE   AGGRESSIVE
                                              ------------ --------   ----------
Investment income............................   $   --     $   --      $   --
Expenses.....................................      (.01)      (.01)       (.01)
                                                -------    -------     -------
Net investment loss..........................      (.01)      (.01)       (.01)
Net realized and unrealized gain on
 investments.................................      1.00       1.40        1.85
                                                -------    -------     -------
Net increase.................................       .99       1.39        1.84
Net asset value at beginning of year.........     10.47      10.54       10.57
                                                -------    -------     -------
Net asset value at end of year...............   $ 11.46    $ 11.93     $ 12.41
                                                =======    =======     =======
Ratio of expenses to average net assets......       .10 %      .10 %       .10 %
Ratio of net investment loss to average net
 assets......................................      (.10)%     (.10)%      (.10)%
Portfolio turnover**.........................        34 %       27 %        28 %
Total return.................................      9.46 %    13.19 %     17.41 %
Net assets at end of year (in thousands).....   $11,201    $32,617     $25,558

--------
 * Calculations prepared using the monthly average number of units outstanding during the year.
** Reflects purchases and sales of units of the funds in which the Portfolios invest rather than turnover of such underlying funds.



   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       SELECTED PER-UNIT DATA AND RATIOS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

  (For a unit outstanding throughout the year)*

                                              CONSERVATIVE MODERATE   AGGRESSIVE
                                              ------------ --------   ----------
Investment income............................   $   --     $   --      $   --
Expenses.....................................      (.01)      (.01)       (.01)
                                                -------    -------     -------
Net investment loss..........................      (.01)      (.01)       (.01)
Net realized and unrealized gain on
 investments.................................      1.52       2.01        2.51
                                                -------    -------     -------
Net increase.................................      1.51       2.00        2.50
Net asset value at beginning of year.........     11.46      11.93       12.41
                                                -------    -------     -------
Net asset value at end of year...............   $ 12.97    $ 13.93     $ 14.91
                                                =======    =======     =======
Ratio of expenses to average net assets......       .09%       .09%        .09%
Ratio of net investment loss to average net
 assets......................................      (.09%)     (.09%)      (.09%)
Portfolio turnover**.........................        33%        18%         18%
Total return.................................     13.18%     16.76%      20.15%
Net assets at end of year (in thousands).....   $17,228    $66,095     $51,868

--------
 * Calculations prepared using the monthly average number of units outstanding during the year.
** Reflects purchases and sales of units of the funds in which the Portfolios invest rather than turnover of such underlying funds.


   The accompanying notes are an integral part of these financial statements.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                         NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST

American Bar Association Members/State Street Collective Trust (the "Trust") was organized on August 8, 1991 under a Declaration of Trust, as amended and restated on December 5, 1991 and as amended thereafter. The Trust is maintained exclusively for the collective investment monies administered on behalf of participants in the American Bar Association Members Retirement Program. Eight separate collective investment Funds (the "Funds") and the Structured Portfolio Service (the "Portfolios") are established under the Trust. The Structured Portfolio Service offers three approaches to diversifying investments by selecting various allocations among the Funds. The Funds and Portfolios are investment options under the American Bar Association Members Retirement Program (the "Program") which is sponsored by the American Bar Retirement Association ("ABRA"). The objectives of the Funds and Portfolios are as follows:

    Aggressive Equity Fund--long term growth of capital through investment in common stocks of small to medium sized companies believed to have strong appreciation potential.

    Balanced Fund--current income and long-term capital appreciation through investment in common stocks, other equity-type securities and debt securities.

    Growth Equity Fund--long term growth of capital and some dividend income through investment in common stocks and equity-type securities of large, well established companies.

    Stable Asset Return Fund ("SARF")--current income consistent with preserving principal and maintaining liquidity through investment in high quality money market instruments and investment contracts of insurance companies, banks and financial institutions. Currently invests in the State Street Bank ABA Members/Pooled Stable Asset Fund Trust ("SAFT"), a separate State Street Bank and Trust Company ("State Street Bank" or the "Trustee") collective investment fund. SAFT invests in investment contracts of insurance companies, banks and financial institutions and in the State Street Bank Yield Enhanced Short Term Investment Fund, a separate State Street Bank collective investment fund.

    Index Equity Fund--replication of the total return of the Russell 3,000 Index. Currently invests in the State Street Global Advisors Flagship S&P 500 Index Fund (the "500 Index Fund") and State Street Global Advisors Russell Special Small Company Common Trust Fund (the "Russell Fund"), separate State Street Bank collective investment funds. The 500 Index Fund invests in equity securities which comprise the Standard & Poor's 500 Index and the Russell Fund invests in securities contained in the Russell Special Company Index.

    Intermediate Bond Fund--total return from current income and capital appreciation through investment in debt securities. Currently invests in the PIMCO Total Return Fund (the "Total Return Fund") and MasterWorks Bond Index Fund (the "Bond Index Fund"), registered investment companies. The Total Return Fund invests primarily in intermediate-term investment grade bonds. The Bond Index Fund invests in high grade bonds denominated in U.S. dollars.

    International Equity Fund--long term growth of capital through investment in common stocks and other equity securities of established non-U.S. companies. Currently invests in the T. Rowe Price International Stock Fund, a registered investment company, which invests worldwide primarily in well-established, non-U.S. companies.

    Value Equity Fund--long term growth of capital and dividend income through investment in common stocks, primarily of large capitalization companies believed to be undervalued.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

    Structured Portfolio Service

      Conservative--high current investment income and some capital appreciation.

      Moderate--higher current investment income and greater capital appreciation.

      Aggressive--long term growth of capital and lower current investment income.

  Each Structured Portfolio Service achieves its objective through a pre-determined investment allocation in the Funds. See Statement of Assets and Liabilities for Fund allocation at December 31, 1997.

  The Trust may offer and sell an unlimited number of units representing interests in separate Funds and Portfolios of the Trust, each unit to be offered and sold at the per unit net asset value of the corresponding Fund or Portfolio.

  State Street Bank serves as trustee of the Trust and has assumed responsibility for administering and providing investment options for the Program. State Street Bank is a trust company established under the laws of The Commonwealth of Massachusetts and is a wholly-owned subsidiary of State Street Corporation, a Massachusetts corporation and a holding company registered under the Federal Bank Holding Company Act of 1956, as amended.

  State Street Bank is responsible for certain recordkeeping and administrative services required by the Program. In addition, State Street Bank provides account and investment information to employers and participants, receives all plan contributions, effects investment and transfer transactions and distributes all benefits provided by the plans to the participants or, in the case of some individually designed plans, to the trustees of such plans.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles and provisions of the Trust agreement:

  A. Security Valuation

    Stable Asset Return Fund: It is the Trust's policy to attempt to maintain a constant price of $1.00 per unit for SARF. SARF invests in a State Street Bank collective investment fund (SAFT) whose investments include insurance company, bank and financial institution investment contracts and short-term investments. Consistent with this objective, the short-term portfolio instruments of the collective investment fund are valued on the basis of amortized cost which approximates fair value. Amortized cost involves valuing an instrument initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The insurance company, bank and financial institution investment contracts are maintained at contract value (cost plus accrued interest) which approximates fair value. The values of investments in collective investment funds are based on the net asset value of the respective collective investment fund.

    Other Funds: Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. automated quotation

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  (NASDAQ) national market system are valued at the last sale price, or, if no sale, at the latest available bid price. Other unlisted stocks reported on the NASDAQ system are valued at quoted bid prices.

    Foreign securities not traded directly or in American Depository Receipt
  (ADR) form in the United States are valued in the local currency at the last sale price on the respective exchange. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

    United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

    Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent discount spreads to the underlying common stock.

    Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustee.

    The values of investments in collective investment funds and registered investment companies are based on the net asset value of the respective collective investment fund or registered investment company.

  B. Security Transactions and Related Investment Income

    Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest income is increased by accretion of discount and reduced by amortization of premium. Realized gains and losses are reported on the basis of identified cost of securities delivered.

    A Fund's portfolio of investments may include securities purchased on a when issued basis, which may be settled in the month after the issue date. Interest income is not accrued until the settlement date.

  C. Income Taxes

    State Street Bank, on behalf of the Trust, has received a favorable determination letter dated March 9, 1992, from the Internal Revenue Service which concluded that the Trust is a trust arrangement described in Rev. Rul. 81-100, 1981, C.B. 326 and exempt from federal income tax pursuant to
  Section 501(a) of the Internal Revenue Code. Accordingly, no provision for Federal income taxes is required.

  D. Distributions to Participants

    Stable Asset Return Fund: As of the close of business on each daily valuation date, all net investment income is allocated among the unitholders in proportion to the number of units held by each unitholder in the fund and is reinvested on behalf of each such unitholder in new units.

    All Other Funds: Pursuant to the Declaration of Trust, the funds are not required to distribute their net investment income or gains from the sale of portfolio investments.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  E. Sales and Redemptions of Units of Participation

    The units offered represent interests in the Funds and Portfolios established under the Trust. The Trust may offer and sell an unlimited number of registered units, each unit to be offered and sold at the respective Fund's and Portfolio's net asset value.

  F. Use of Estimates

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND RELATED PARTY TRANSACTIONS

  State Street Bank has retained the services of Capital Guardian Trust Company, a wholly-owned subsidiary of The Capital Group Companies, Inc., Columbus Circle Investors, a division of PIMCO Advisors, L.P., Dresdner RCM Global Investors LLC (formerly RCM Capital Management), the institutional investment management arm of Dresdner Bank Group, Sit Investment Associates, Inc., Miller, Anderson & Sherrerd, LLP, a wholly owned subsidiary of Morgan Stanley Asset Management Holdings, Inc., Lincoln Capital Management Company, Sanford C. Bernstein & Co., Inc., and Bankers Trust Company to advise it with respect to its investment responsibility and has allocated the assets of certain of the Funds among the investment advisors. Each investment advisor recommends to State Street Bank investments and reinvestments of the assets allocated to it in accordance with the investment policies of the respective Fund as described above. State Street Bank exercises discretion with respect to the selection and retention of the investment advisors and may remove, upon consultation with ABRA, an investment advisor at any time.

  A fee is paid to each investment advisor for certain of the funds based on the value of the assets allocated to that investment advisor and the respective breakpoints agreed to in the contract. These fees are accrued on a daily basis and paid monthly from the assets. Fee rate ranges based on the respective breakpoints are as follows:

   INVESTMENT ADVISOR                                        FEE RATE RANGE
   ------------------                                     ---------------------
   Capital Guardian Trust Company (Growth Equity,
    Aggressive Equity and Balanced--effective June 30,
    1997)...............................................  .225% to   .50%*
   Columbus Circle Investors (Growth Equity--prior to
    June 16, 1997)......................................   .30% to   .50%
   Dresdner RCM Global Investors LLC (Growth Equity)....   .25% to   .70%
   Sit Investment Associates (Aggressive Equity)........   .60% to  1.00%
   Miller, Anderson & Sherrerd, LLP (Balanced--prior to
    June 30, 1997)......................................   .20% to   .60%
   Miller, Anderson & Sherrerd, LLP (Balanced--effective
    June 30, 1997)......................................  .125% to   .50%
   Lincoln Capital Management Company (Balanced--prior
    to June 30, 1997 and Growth Equity--effective June
    30, 1997)...........................................   .15% to .4675%
   Sanford C. Bernstein & Co., Inc. (Value Equity)......   .15% to   .50%
   Bankers Trust Company (Growth Equity--effective June
    16, 1997)...........................................  .010% to  .075%**

--------
* Subject to a 5% fee reduction based on aggregate fees.
**Minimum fee of $75,000.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  Effective June 30, 1997 the investment allocations by advisor for the Balanced Fund and Growth Equity Fund were restructured. As a result, $169,000,000 equities of the Growth Equity Fund managed by Capital Guardian Trust Company were exchanged at value for $84,000,000 and $85,000,000 equities of the Balanced Fund managed by Miller Anderson & Sherrerd, LLP and Lincoln Capital Management Company, respectively.

  Price-Fleming, manager of the T. Rowe Price International Stock Fund, pays a .10% fee based on investment value for administrative services which is credited to the International Equity Fund. The International Equity Fund received $37,721 relating to this fee for the year ended December 31, 1997.


  A program fee ("Program Fee") is paid to State Street Bank and ABRA based on the value of Program assets. This fee is accrued on a daily basis and paid monthly from the assets of the Funds based on the following annual rates:

                                                     RATE FOR        RATE FOR
                                                 STATE STREET BANK     ABRA
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,
     VALUE OF PROGRAM ASSETS                           1997            1997
     -----------------------                     ----------------- ------------
     First $500 million.........................       .564%          .075%
     Next $850 million..........................        .40%          .065%
     Next $1.15 billion.........................        .25%          .035%
     Next $1.5 billion..........................       .175%          .025%
     Over $4.0 billion..........................        .15%          .015%

  Program fees are allocated to each Fund based on net asset value. State Street Bank and ABRA received Program fees of $8,656,387 and $1,264,595 for the year ended December 31, 1997, respectively.

  A fee is paid to State Street Bank for its trustee, management and administration of the assets in the Funds. This fee is accrued on a daily basis and paid monthly from the assets of the Funds at the following annual rates:

     VALUE OF ASSETS IN BALANCED, VALUE EQUITY,
     GROWTH EQUITY, AGGRESSIVE EQUITY AND
     INTERNATIONAL EQUITY FUNDS                                           RATE
     ------------------------------------------                           ----
     First $500 million.................................................. .10%
     Next $500 million................................................... .075%
     Over $1 billion..................................................... .05%
     VALUE OF ASSETS IN INDEX EQUITY FUND                                 RATE
     ------------------------------------                                 ----
     First $50 million................................................... .20%
     Over $50 million.................................................... .13%
     VALUE OF ASSETS IN STABLE ASSET RETURN FUND*                         RATE
     --------------------------------------------                         ----
     First $750 million.................................................. .20%
     Next $250 million................................................... .10%
     Over $1.0 billion................................................... .075%
     VALUE OF ASSETS IN INTERMEDIATE BOND FUND                            RATE
     -----------------------------------------                            ----
     First $500 million.................................................. .10%
     Next $500 million................................................... .075%
     Over $1.0 billion................................................... .05%

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

--------
* For the purpose of determining the management fees charged to assets invested in the Stable Asset Return Fund and administrative fees charged to assets invested in Insurance Investment Contracts (an investment option of the Program not included in the Trust), the amount of the assets held in these two investment options is aggregated.

  State Street Bank received trustee, management and administration fees which aggregated $2,750,460 for the year ended December 31, 1997. These fees are allocated to each Fund based on net asset value.

  Assets allocated to the Portfolios are not subject to any fees except an annual service fee of .10% for the first $100 million and .05% over $100 million. State Street Bank received Portfolio service fees of $103,807 for the year ended December 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

  The aggregate cost of purchases and proceeds from sales of securities excluding U.S. Government and short-term investments were as follows:

                                                             YEAR ENDED
                                                          DECEMBER 31, 1997
                                                      -------------------------
                                                       PURCHASES      SALES
                                                      ------------ ------------
     Aggressive Equity Fund.......................... $140,277,473 $150,484,869
     Growth Equity Fund..............................  969,322,383  988,733,301
     Balanced Fund...................................  384,830,700  371,973,516
     Stable Asset Return Fund........................  194,592,514  196,243,981
     Index Equity Fund...............................   58,281,518   19,901,040
     Value Equity Fund...............................   53,164,546    9,911,761
     International Equity Fund.......................   84,464,937   57,676,494
     Intermediate Bond Fund..........................   41,795,362    9,281,155
     Conservative Structured Portfolio Service.......   10,045,209    5,836,697
     Moderate Structured Portfolio Service...........   38,223,214   12,646,303
     Aggressive Structured Portfolio Service.........   29,335,539   10,465,964

  The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

                                                              YEAR ENDED
                                                           DECEMBER 31, 1997
                                                       -------------------------
                                                        PURCHASES      SALES
                                                       ------------ ------------
     Balanced Fund.................................... $273,356,285 $278,450,278
     Value Equity Fund................................    3,186,143          --
     Growth Equity Fund...............................    9,034,914    3,665,583

5. ORGANIZATIONAL EXPENSES

  Expenses incurred in connection with the addition of new Funds and Portfolios and the reorganization of the Program in 1995 included state and federal securities registration fees, legal and accounting fees and expenses and printing costs. These expenses were allocated to the Funds based on net asset value, capitalized by each Fund and amortized over a period of 36 months on a straight line basis. Organizational costs are reallocated on a quarterly basis between Funds based on net asset value. There were no organizational expenses allocated to the Portfolios.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

  If a Fund should terminate prior to the full amortization of its organizational expenses, the amount per unit that will be realized by investors upon the liquidation of the Fund may be less than the per unit net asset value of the Fund at the time of liquidation. The unamortized portion of the organizational expenses will be charged as an expense of the Fund in the event of termination.

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

  American Depositary Receipts ("ADRs") represent ownership of foreign securities on deposit with a domestic custodian bank. Certain Funds maintain investments in ADRs which involve special risks. These securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments which could adversely affect investment in these countries. ADRs do not lessen the risk of investing in foreign issuers; however, by investing in ADRs rather than directly in foreign issuers' stock, the Funds will avoid currency risks during the settlement period for purchases or sales. In addition, the domestic market for ADRs may be more liquid than the foreign market for the underlying securities.

  A significant portion of the Aggressive Equity Fund's investments are in securities of small to medium-sized companies, which typically have greater market and financial risk than larger, more diversified companies. These companies are often dependent on one or two products in rapidly changing industries and may be more vulnerable to competition from larger companies with greater resources and to economic conditions that affect their market sector.

  SARF invests in a collective investment fund that maintains investments in contracts issued by insurance companies. The issuing institution's ability to meet its contractual obligations under the respective contracts may be affected by future economic and regulatory developments in the insurance industry.
--------------------------------------------------------------------------------
Event (Unaudited) Subsequent to the Date of the Independent Auditor's Report.

  On November 9, 1998, State Street Bank and ABRA amended and restated the agreement under which State Street Bank provides administrative and investment services to the Program resulting in the following changes in fees:

  State Street Bank Program expense fee:

  The Program fee for the year ending December 31, 1999 will be a fixed fee of $7,450,000. Effective January 1, 2000, the fee will be calculated monthly as one-twelfth of the sum of (a) $750,000 plus (b) $191 multiplied by the number of participants in the Program, as further defined in the agreement.

  State Street Bank trustee, management and administrative fees:

  Effective January 1, 1999, the fee payable to State Street Bank for its management, administration and custody services for each of the Funds will be as follows:

        VALUE OF ASSETS IN
        FUNDS                 RATE
        ------------------   -------
        First  $1.0 billion     .15%
        Next  $1.8 billion     .058%
        Over  $2.8 billion     .025%

  The Structured Portfolio Service will no longer be charged a separate annual fee.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments, at value (cost $256,262,150).........................  $259,382,791
Cash..............................................................         1,159
Receivable for investments sold...................................     1,371,006
Dividends and interest receivable.................................       153,986
                                                                    ------------
  Total Assets....................................................   260,908,942
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     1,420,828
Payable for fund units redeemed...................................       205,935
Investment advisory fee payable...................................       575,544
Sate Street Bank and Trust Company--program fee payable...........        70,233
Trustee, management, and administration fees payable..............        23,612
American Bar Retirement Association--program fee payable..........        10,771
Other accruals....................................................        22,644
                                                                    ------------
  Total Liabilities...............................................     2,329,567
                                                                    ------------
NET ASSETS (equivalent to $42.22 per unit based on 6,124,523 units outstanding).....................................................  $258,579,375
                                                                    ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INVESTMENT INCOME
  Dividends....................................................... $  1,119,442
  Interest........................................................      514,655
                                                                   ------------
    Total investment income.......................................    1,634,097
                                                                   ------------
EXPENSES
  Investment advisory fee.........................................    1,071,545
  State Street Bank and Trust Company--program fee................      790,432
  American Bar Retirement Association--program fee................      115,262
  Trustee, management and administration fees.....................      168,862
  Other expenses and taxes........................................       91,738
  Amortization of organization expenses...........................       53,124
                                                                   ------------
    Total expenses................................................    2,290,963
                                                                   ------------
Net investment loss...............................................     (656,866)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain...............................................   39,509,676
  Change in net unrealized appreciation...........................  (76,007,383)
                                                                   ------------
    Net realized and unrealized loss on investments...............  (36,497,707)
                                                                   ------------
Net decrease in net assets resulting from operations.............. $(37,154,573)
                                                                   ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment loss....................................     $   (656,866)
  Net realized gain on investments.......................       39,509,676
  Net change in unrealized appreciation on investments...      (76,007,383)
                                                              ------------
  Net decrease in net assets resulting from operations...      (37,154,573)
                                                              ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       18,480,340
  Cost of units redeemed.................................      (54,685,980)
                                                              ------------
  Net decrease in net assets resulting from unitholder
   transactions..........................................      (36,205,640)
                                                              ------------
    Net decrease in net assets...........................      (73,360,213)
NET ASSETS
  Beginning of period....................................      331,939,588
                                                              ------------
  End of period..........................................     $258,579,375
                                                              ============
NUMBER OF UNITS
  Outstanding--beginning of period.......................        6,831,480
    Sold.................................................          361,827
    Redeemed.............................................       (1,068,784)
                                                              ------------
  Outstanding--end of period.............................        6,124,523
                                                              ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             AGGRESSIVE EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                                FOR THE PERIOD
                                                                JANUARY 1, 1998
                                                             TO SEPTEMBER 30, 1998
                                                             ---------------------
Investment income...........................................       $   0.25
Expenses....................................................          (0.35)
                                                                   --------
Net investment loss.........................................          (0.10)
Net realized and unrealized loss on investments.............          (6.27)
                                                                   --------
Net decrease in unit value..................................          (6.37)
Net asset value at beginning of period......................          48.59
                                                                   --------
Net asset value at end of period............................       $  42.22
                                                                   ========
Ratio of expenses to average net assets**...................           0.93 %
Ratio of net investment loss to average net assets**........          (0.27)%
Portfolio turnover***.......................................          36.04 %
Total return***.............................................         (13.11)%
Average commissions rate***.................................       $ 0.0504
Net assets at end of period (in thousands)....................     $258,579

--------
  *Calculations prepared using the monthly average number of units outstanding during the period.
 **Annualized
***Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
COMMON STOCK (87.6%)
BASIC INDUSTRIES (3.5%)
CHEMICALS (2.4%)
H.B. Fuller Co. ............................................  30,000 $1,136,250
OM Group Inc. ..............................................  42,000  1,183,875
RPM Inc. ...................................................  93,593  1,351,249
Sterling Commerce Inc.*.....................................  70,500  2,441,062
                                                                     ----------
                                                                      6,112,436
                                                                     ----------
PAPER (0.9%)
Caraustar Industries Inc. ..................................  45,000  1,023,750
Pentair Inc. ...............................................  40,000  1,290,000
                                                                     ----------
                                                                      2,313,750
                                                                     ----------
PLASTICS (0.2%)
Advanced Energy Industries Inc.*............................  83,000    606,938
                                                                     ----------
                                                                      9,033,124
                                                                     ----------
CAPITAL GOODS (4.5%)
AGRICULTURAL MACHINERY (0.4%)
Delta & Pine Land Co. ......................................  25,500  1,122,000
                                                                     ----------
BUILDING CONSTRUCTION (0.2%)
Building One Services Corporation*..........................  41,500    513,562
                                                                     ----------
ELECTRICAL EQUIPMENT (0.5%)
Kulicke & Soffa Industries*.................................  85,000  1,158,125
                                                                     ----------
INDUSTRIAL MACHINERY (3.0%)
AAR Corp. ..................................................  33,000    647,625
Alyn Corporation*........................................... 107,000    508,250
Crane Co. ..................................................  92,250  2,167,875
Integrated Process Equipment Corp.*.........................  45,000    337,500
Kennametal Inc. ............................................  66,000  1,777,875
NN Ball & Roller Inc. ...................................... 112,700    901,600
US Filter Corp.*............................................  80,500  1,288,000
                                                                     ----------
                                                                      7,628,725
                                                                     ----------
POLLUTION CONTROL (0.3%)
Waste Management International PLC ADR* ** .................  64,000    736,000
                                                                     ----------
MISCELLANEOUS (0.2%)
Silicon Valley Group Inc. ..................................  75,000    600,000
                                                                     ----------
                                                                     11,758,412
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
CONSUMER BASICS (10.9%)
DRUGS & HEALTH CARE (9.4%)
Apria Healthcare Group Inc.*................................  83,800 $  366,625
Becton Dickinson & Co. .....................................  37,500  1,542,187
Biogen Inc.*................................................  87,000  5,725,687
Cardiac Pathways Corporation*...............................   8,000     40,000
Cardinal Health Inc. .......................................  12,500  1,290,625
Corporate Therapeutics Inc.*................................  60,000    465,000
Elan PLC ADR* ** ...........................................  88,000  6,341,500
Gilead Sciences Inc.*.......................................  66,500  1,438,063
Healthsouth Rehabilitation*................................. 127,500  1,346,719
Immune Response Corp.*...................................... 137,700  1,583,550
KOS Pharmaceuticals Inc*.................................... 167,000    991,563
Millennium Pharmaceuticals*.................................  26,600    462,175
Physio Control International Corp. .........................  20,700    569,250
Stryker Corp. ..............................................  64,000  2,176,000
                                                                     ----------
                                                                     24,338,944
                                                                     ----------
FOOD & BEVERAGES (1.3%)
Ben & Jerry's Homemade Inc.*................................  50,000    743,750
Ionics Inc.*................................................  33,000    874,500
Fresh Del Monte Produce..................................... 100,000  1,700,000
                                                                     ----------
                                                                      3,318,250
                                                                     ----------
HOUSEHOLD PRODUCTS (0.2%)
USA Detergents Inc.*........................................  58,000    464,000
                                                                     ----------
                                                                     28,121,194
                                                                     ----------
CONSUMER DURABLE GOODS (3.3%)
AUTOMOBILES (1.2%)
Harley Davidson Inc. ....................................... 107,500  3,157,812
                                                                     ----------
AUTO PARTS (0.7%)
Borg Warner Automotive Inc. ................................  24,000    889,500
Standard Products Co. ......................................  34,400    602,000
Walbro Corp. ...............................................  42,000    338,625
                                                                     ----------
                                                                      1,830,125
                                                                     ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS (0.9%)
Harman International Industries Inc. .......................  20,000    733,750
Libbey Inc. ................................................  56,000  1,652,000
                                                                     ----------
                                                                      2,385,750
                                                                     ----------
TIRES & RUBBER (0.5%)
Bandag Inc. ................................................  39,000  1,238,250
                                                                     ----------
                                                                      8,611,937
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
CONSUMER NON-DURABLES (5.8%)
APPAREL & TEXTILES (0.3%)
Novel Denim Holdings Limited................................  58,000 $  681,500
                                                                     ----------
COSMETICS & TOILETRIES (0.5%)
Estee Lauder Cos., Inc. ....................................  20,000  1,025,000
Paragon Trade Brands Inc.*..................................  76,900    249,925
                                                                     ----------
                                                                      1,274,925
                                                                     ----------
LIQUOR (0.1%)
Robert Mondavi Corp. .......................................  16,500    368,156
                                                                     ----------
RETAIL TRADE (4.9%)
Dollar General Corp. .......................................  53,750  1,431,094
Kohls Corp.*................................................  83,000  3,237,000
Micro Warehouse Inc.*.......................................  36,000    542,250
Nine West Group Inc. .......................................  38,100    364,331
Pier 1 Imports Inc. ........................................  98,700    740,250
Saks Incorporated*.......................................... 104,500  2,344,719
Staples Inc.*............................................... 139,000  4,083,125
                                                                     ----------
                                                                     12,742,764
                                                                     ----------
                                                                     15,067,350
                                                                     ----------
CONSUMER SERVICES (2.4%)
AIR TRAVEL (0.4%)
America West Holding Corp.*.................................  54,800    685,000
Continental Airlines Inc.*..................................  13,000    490,750
                                                                     ----------
                                                                      1,175,750
                                                                     ----------
HOTELS & RESTAURANTS (0.6%)
Rio Hotel & Casino Inc.*....................................  42,300    584,269
Ruby Tuesday Inc. ..........................................  56,400    853,050
Sizzler International Inc. .................................  69,500    125,969
                                                                     ----------
                                                                      1,563,288
                                                                     ----------
LEISURE TIME (1.3%)
Ascent Entertainment Group Inc.*............................  97,637    781,096
CNET Inc. ..................................................  17,000    777,750
Imax Corp ADR**.............................................  55,000  1,100,000
Westwood One Inc.*..........................................  40,000    715,000
                                                                     ----------
                                                                      3,373,846
                                                                     ----------
                                                                      6,112,884
                                                                     ----------
ENERGY (2.8%)
DOMESTIC OIL (0.3%)
Pogo Producing Co. .........................................  45,000    672,188
                                                                     ----------
INTERNATIONAL OIL (0.6%)
Ranger Oil Ltd ADR* **...................................... 250,000  1,640,625
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
GAS EXPLORATION (0.8%)
Energen Corp. ..............................................  65,000 $1,235,000
Vintage Petroleum Inc. .....................................  73,000    839,500
                                                                     ----------
                                                                      2,074,500
                                                                     ----------
PETROLEUM SERVICES (1.1%)
Transocean Offshore Inc. ...................................  81,100  2,813,156
                                                                     ----------
                                                                      7,200,469
                                                                     ----------
FINANCE (11.6%)
BANKS (3.1%)
Bank United Corporation.....................................  44,300  1,586,493
CCB Financial Corp. ........................................  13,800  1,390,350
Community Sngs Bankshares Incorporated......................  40,000    870,000
First America Bank Corp. ...................................  58,000  2,225,750
Hibernia Corp...............................................  41,300    596,269
Pacific Bank National Association...........................   7,300    317,550
PFF Bancorp Inc. ...........................................  70,000  1,067,500
                                                                     ----------
                                                                      8,053,912
                                                                     ----------
FINANCIAL SERVICES (1.9%)
Americredit Corp.*..........................................  46,700  1,138,312
First Alliance Company*.....................................  90,000    568,125
Medallion Financial Corporation.............................  78,000  1,228,500
Reliastar Financial Corp. ..................................  49,500  1,930,500
                                                                     ----------
                                                                      4,865,437
                                                                     ----------
INSURANCE (4.4%)
ACE Ltd ADR**............................................... 123,000  3,690,000
Harleysville Group Inc. ....................................  60,000  1,237,500
Mercury General Corp. ...................................... 113,500  4,256,250
Mutual Risk Management Ltd ADR**............................  46,500  1,644,937
NYMAGIC Inc. ...............................................  25,000    634,375
                                                                     ----------
                                                                     11,463,062
                                                                     ----------
INVESTMENT COMPANIES (0.9%)
Ocwen Asset Investment Corp. ...............................  17,000    132,813
T. Rowe Price Associates Inc. ..............................  71,400  2,097,375
                                                                     ----------
                                                                      2,230,188
                                                                     ----------
SAVINGS AND LOAN (1.3%)
Fidelity Bankshares Incorporated............................  28,000    658,000
TCF Financial Corp. ........................................ 142,500  2,832,188
                                                                     ----------
                                                                      3,490,188
                                                                     ----------
                                                                     30,102,787
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
GENERAL BUSINESS (14.9%)
BROADCASTING (2.0%)
Cablevision Systems Corp. ..................................  41,600 $1,796,600
Jacor Communications Inc.*..................................  24,000  1,215,000
Macromedia Inc.*............................................  64,200  1,043,250
Spelling Entertainment Group Inc.*.......................... 144,800  1,022,650
                                                                     ----------
                                                                      5,077,500
                                                                     ----------
BUSINESS SERVICES (11.0)%
BA Merchants Services Inc.*.................................  88,500  1,205,812
Caribiner International Inc.*...............................  45,000    382,500
CKS Group Inc. ............................................. 105,700  1,869,569
Data Processing Corp.*......................................  39,100  1,143,675
Fiserv Inc.*................................................  78,900  3,634,331
IMS Health Incorporated.....................................  30,000  1,858,125
Intelligroup Incorporated*..................................  81,000  1,377,000
Legato Systems Inc.*........................................  94,600  4,860,075
Modis Professional Services Incorporated*...................  77,000  1,121,313
National Data Corp..........................................  66,500  2,053,187
Newpark Resources Inc.*..................................... 108,500    745,938
Paychex Inc.................................................  71,825  3,703,477
Quintiles Transnational Corp.*..............................  12,500    546,875
Stewart Enterprises Inc..................................... 151,000  2,529,250
Sylvan Learning Systems Inc.*...............................  61,350  1,434,056
                                                                     ----------
                                                                     28,465,183
                                                                     ----------
COMMUNICATION SERVICES (1.1%)
Adelphia Communications Corp.*..............................  18,000    704,250
Comsat Corp.................................................  28,000    987,000
Nextel Communications Inc.*.................................  64,500  1,302,094
                                                                     ----------
                                                                      2,993,344
                                                                     ----------
NEWSPAPERS (0.4%)
Media General Inc...........................................  28,700  1,112,125
                                                                     ----------
PUBLISHING (0.4%)
Applied Graphics Technologies*..............................  43,000    537,500
Topps Co., Inc.............................................. 162,200    456,187
                                                                     ----------
                                                                        993,687
                                                                     ----------
                                                                     38,641,839
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
MISCELLANEOUS (11.0%)
CONGLOMERATES (0.3%)
US Industries Inc..........................................  45,350 $   683,084
                                                                    -----------
MISCELLANEOUS (10.3%)
Capstar Broadcasting Corporation*..........................  56,600     873,763
Castle Dental Ctrs Incorporated*...........................  50,000     259,375
CDnow Incorporated.........................................   9,700      87,300
Chancellor Media Corporation*.............................. 104,700   3,494,362
Citadel Communications Corporation*........................  22,100     451,669
Corn Products International Incorporated...................  71,400   1,802,850
Dollar Thrifty Automotive Grp*.............................  45,000     523,125
Dynegy Incorporated........................................ 101,000   1,357,187
Esg Re Ltd ADR**...........................................  14,600     220,825
Firearms Training Systems Inc.*............................  51,300      35,269
Hagler Bailly Incorporated.................................  90,000   1,755,000
Harbor Florida Bancshares Incorporated.....................  95,000     979,688
ICG Communications Inc.*................................... 130,000   2,193,750
Indus International Inc....................................  55,200     269,100
Metamor Worldwide Incorporated*............................  77,500   2,131,250
Metro Information Services Inc.*...........................  40,000   1,275,000
Tag Heuer Intl. Sa ADR* **.................................  31,000     182,125
Tefron Limited*............................................  80,500     633,938
Tier Technologies Incorporated*............................  51,300     846,450
TMP Worldwide Inc.*........................................  55,000   1,804,687
Total Control Prods Incorporated*.......................... 143,200     912,900
Transportation Components Incorporated*....................  98,000     655,375
Viatel Incorporated*....................................... 148,000   1,572,500
Wesley Jessen Visioncare Inc.*.............................  30,000     637,500
Young & Rubicam Incorporated*..............................  43,400   1,231,475
Ziff Davis Incorporated*...................................  80,000     580,000
                                                                    -----------
                                                                     26,766,463
                                                                    -----------
REAL ESTATE (0.4%)
Irvine Apartment Communities Inc...........................  37,800   1,015,875
                                                                    -----------
                                                                     28,465,422
                                                                    -----------
SHELTER (0.8%)
CONSTRUCTION MATERIALS (0.8%)
Martin Marietta Materials Inc..............................  31,000   1,338,813
White Cap Industries.......................................  77,400     793,350
                                                                    -----------
                                                                      2,132,163
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
TECHNOLOGY (19.4%)
COMPUTERS & BUSINESS EQUIPMENT (2.5%)
BE Semiconductor Industries ADR* **........................  28,000 $   133,000
Ceridian Corp.*............................................  66,900   3,838,387
Pixar*.....................................................  48,800   1,909,300
Saville System PLC ADR**...................................  41,500     601,750
Stormedia Inc.*............................................  57,000      33,844
                                                                    -----------
                                                                      6,516,281
                                                                    -----------
ELECTRONICS (7.8%)
ADC Telecommunications Inc.*...............................  89,000   1,880,125
Advanced Fibre Communications*.............................  50,000     343,750
American Superconductor Corp.*............................. 100,000     700,000
Analog Devices Inc.*.......................................  75,000   1,204,687
Aspect Telecommunications Corp.*...........................  58,000   1,392,000
Aspen Technology Inc.*.....................................  91,500   2,447,625
Boston Scientific Corp.*...................................  44,000   2,260,500
Credence Systems Corp.*....................................  76,000   1,021,250
Cymer Inc..................................................  88,100     803,913
Digital Microwave Corp.*...................................  80,000     245,000
Electroglas Inc.*..........................................  69,800     606,388
Etec Systems Inc.*.........................................  72,000   1,876,500
Lam Research Corp.*........................................  45,000     450,000
LoJack Corp.*.............................................. 110,000   1,182,500
Novellus Systems Inc.*.....................................  52,000   1,365,000
Sensormatic Electronics Corp...............................  70,000     411,250
Smartalk Teleservices Inc.*................................  70,000     520,625
Xilinx Inc.*...............................................  37,500   1,312,500
                                                                    -----------
                                                                     20,023,613
                                                                    -----------
SOFTWARE (9.1%)
BMC Software Inc...........................................  76,500   4,594,781
Cadence Design Systems Inc.*...............................  84,500   2,160,031
Check Point Software Tech Ltd ADR* **......................  25,000     496,875
Dendrite International Inc.*............................... 185,100   4,419,262
HBO & Co................................................... 185,900   5,367,862
Midway Games Inc.*.........................................  82,000     958,375
Parametric Technology Corp.*...............................  55,000     553,438
PeopleSoft Inc.*........................................... 125,900   4,107,488
Platinum Software Corp.*...................................  60,000     615,000
Sapient Corp.*.............................................   9,000     279,000
                                                                    -----------
                                                                     23,552,112
                                                                    -----------
                                                                     50,092,006
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                             AGGRESSIVE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                          SHARES      VALUE
                                                        ---------- ------------
TRANSPORTATION (2.2%)
RAILROADS & EQUIPMENT (0.3%)
Railtex Inc...........................................      62,000 $    728,500
                                                                   ------------
TRUCKING & FREIGHT FORWARDING (1.9%)
Landstar Systems Inc.*................................      64,100    1,806,819
M.S. Carriers Inc.....................................      25,700      510,787
Polaris Industries Inc................................      42,000    1,302,000
US Freightways Corp...................................      73,000    1,450,875
                                                                   ------------
                                                                      5,070,481
                                                                   ------------
                                                                      5,798,981
                                                                   ------------
UTILITIES (0.8%)
GAS & PIPELINE UTILITIES (0.2%)
Eastern Enterprises...................................      16,000      674,000
                                                                   ------------
TELEPHONE (0.6%)
Cincinnati Bell Inc...................................      56,500    1,469,000
                                                                   ------------
                                                                      2,143,000
                                                                   ------------
TOTAL COMMON STOCK (cost $240,045,039)................              243,281,568
                                                                   ------------
CONVERTIBLE BONDS (.02%)
SOFTWARE (.02%)
Tecnomatix Technologies Ltd* 5.25% 2004 (cost
 $703,207)............................................     740,000      407,000
                                                                   ------------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ----------
RIGHTS (0.1%)
GENERAL BUSINESS (0.1%)
BUSINESS SERVICES (0.1%)
Coast Federal Litigation Trust* (cost $0).............      30,000      264,375
                                                                   ------------
SHARES BENEFICIAL INTR (0.2%)
MISCELLANEOUS (0.2%)
ROYALTY TRUST (0.2%)
San Juan Basin Royalty Trust (cost $639,056)..........      80,000      555,000
                                                                   ------------
TOTAL INVESTMENT SECURITIES (cost $241,387,302).......              244,507,943
                                                                   ------------
                                                          UNITS
                                                        ----------
SHORT TERM INVESTMENTS (COST $14,874,848) (5.7%)
State Street Bank Yield Enhanced Short Term Investment
 Fund.................................................  14,874,848   14,874,848
                                                                   ------------
TOTAL INVESTMENTS (COST $256,262,150) (100.3%)........              259,382,791
Liabilities less Other Assets (-0.3%).................                 (803,416)
                                                                   ------------
NET ASSETS (100.0%)...................................             $258,579,375
                                                                   ============

--------
 *Non-income producing security.
**An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments, at value (cost $435,583,844).........................  $443,512,340
Receivable for investments sold...................................    46,266,475
Dividends and interest receivable.................................     1,787,151
                                                                    ------------
  Total Assets....................................................   491,565,966
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................   117,292,211
Payable for fund units redeemed...................................        35,148
Investment advisory fee payable...................................       293,117
State Street Bank and Trust Company--program fee payable..........       100,324
Trustee, management, and administration fees payable..............        21,667
American Bar Retirement Association--program fee payable..........        14,822
Other accruals....................................................       435,741
                                                                    ------------
  Liabilities.....................................................   118,193,030
                                                                    ------------
NET ASSETS (equivalent to $47.06 per unit based on 7,933,710 units outstanding).....................................................  $373,372,936
                                                                    ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INVESTMENT INCOME:
  Dividends........................................................ $ 2,366,637
  Interest.........................................................   7,682,872
                                                                    -----------
    Total investment income........................................  10,049,509
                                                                    -----------
EXPENSES
  Investment advisory fee..........................................     676,083
  State Street Bank and Trust Company--program fee.................     937,531
  American Bar Retirement Association--program fee.................     136,713
  Trustee, management and administration fees......................     200,331
  Other expenses and taxes.........................................     135,559
  Amortization of organization expenses............................      53,224
                                                                    -----------
    Total expenses.................................................   2,139,441
                                                                    -----------
Net investment income..............................................   7,910,068
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain................................................  21,570,347
  Change in net unrealized appreciation............................  (8,052,052)
                                                                    -----------
    Net realized and unrealized gain on investments................  13,518,295
                                                                    -----------
Net increase in net assets resulting from operations............... $21,428,363
                                                                    ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment income..................................     $  7,910,068
  Net realized gain on investments.......................       21,570,347
  Net change in unrealized appreciation on investments...       (8,052,052)
                                                              ------------
  Net increase in net assets resulting from operations...       21,428,363
                                                              ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       26,380,090
  Cost of units redeemed.................................      (32,938,284)
                                                              ------------
  Net decrease in net assets resulting from unitholder
   transactions..........................................       (6,558,194)
                                                              ------------
    Net increase in net assets...........................       14,870,169
NET ASSETS
  Beginning of period....................................      358,502,767
                                                              ------------
  End of period..........................................     $373,372,936
                                                              ============
NUMBER OF UNITS
  Outstanding--beginning of period.......................        8,070,199
    Sold.................................................          544,015
    Redeemed.............................................         (680,504)
                                                              ------------
  Outstanding--end of period.............................        7,933,710
                                                              ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                                 BALANCED FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................       $   1.27
Expenses..................................................          (0.27)
                                                                 --------
Net investment income.....................................           1.00
Net realized and unrealized gain on investments...........           1.64
                                                                 --------
Net increase in unit value................................           2.64
Net asset value at beginning of period....................          44.42
                                                                 --------
Net asset value at end of period..........................       $  47.06
                                                                 ========
Ratio of expenses to average net assets**.................           0.73%
Ratio of net investment income to average net assets**....           2.71%
Portfolio turnover***.....................................         144.31%
Total return***...........................................           5.94%
Average commissions rate***...............................       $ 0.0484
Net assets at end of period (in thousands)................       $373,373

--------
  *Calculations prepared using the monthly average number of units outstanding during the period.
 **Annualized
***Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (52.6%)
BASIC INDUSTRIES (3.2%)
ALUMINIUM (0.5%)
Aluminium Co. of America...................................  27,000 $ 1,917,000
                                                                    -----------
CHEMICALS (1.8%)
Air Products & Chemicals Inc. .............................  58,400   1,737,400
Praxair Inc. ..............................................  53,000   1,732,437
Zeneca Group Plc ADR**.....................................  74,000   2,590,000
                                                                    -----------
                                                                      6,059,837
                                                                    -----------
PAPER (0.4%)
Fort James Corp. ..........................................  49,100   1,611,094
                                                                    -----------
PLASTICS (0.6%)
Illinois Tool Works Inc. ..................................  43,000   2,343,500
                                                                    -----------
                                                                     11,931,431
                                                                    -----------
CAPITAL GOODS (4.3%)
CONSTRUCTION & MINING EQUIPMENT (0.7%)
Dover Corp. ...............................................  79,200   2,445,300
                                                                    -----------
ELECTRICAL EQUIPMENT (1.9%)
ASM Lithography Hldg N V ADR* **...........................  52,800     828,300
Exel Limited Hamilton......................................  92,200   5,808,600
Phillips Electrs N V ADR**.................................   7,000     373,625
                                                                    -----------
                                                                      7,010,525
                                                                    -----------
INDUSTRIAL MACHINERY (0.8%)
AES Corp. .................................................  82,700   3,065,069
                                                                    -----------
POLLUTION CONTROL (0.9%)
Browning Ferris Industries Inc. ...........................  25,400     768,350
Republic Industries Inc.*.................................. 144,200   2,099,912
Waste Management Incorporated Delaware.....................  11,500     552,719
                                                                    -----------
                                                                      3,420,981
                                                                    -----------
                                                                     15,941,875
                                                                    -----------
CONSUMER BASICS (9.0%)
DRUGS & HEALTH CARE (5.7%)
Astra AB ADR**.............................................  83,000   1,426,562
Guidant Corp. .............................................  48,500   3,601,125
Merck & Co., Inc. .........................................  27,000   3,498,188
Pacificare Health Systems*.................................   6,183     435,902
Pacificare Health Systems*.................................  27,647   2,059,701
Pftzer Inc. ...............................................  77,000   8,157,187
United Healthcare Corp. ...................................  58,400   2,044,000
                                                                    -----------
                                                                     21,222,665
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES    VALUES
                                                            ------- -----------
FOOD & BEVERAGES (3.2%)
General Mills Inc. ........................................  25,000 $ 1,750,000
Nabisco Holdings Corp. ....................................  45,000   1,617,187
Nestle S A ADR**...........................................  25,000   2,486,785
PepsiCo Inc. ..............................................  62,800   1,848,675
Tyson Foods Inc. .......................................... 110,000   2,186,250
                                                                    -----------
                                                                      9,888,897
                                                                    -----------
TOBACCO (0.7%)
Philip Morris Cos., Inc....................................  15,000     690,938
RJR Nabisco Holdings Corp..................................  75,000   1,889,072
                                                                    -----------
                                                                      2,580,010
                                                                    -----------
                                                                     33,691,572
                                                                    -----------
CONSUMER DURABLE GOODS (0.5%)
AUTO PARTS (0.0%)
Eaton Corp.................................................   3,600     225,675
                                                                    -----------
TIRES & RUBBER (0.5%)
Cooper Tire & Rubber Co....................................  99,000   1,782,000
                                                                    -----------
                                                                      2,007,675
                                                                    -----------
CONSUMER NON-DURABLES (3.8%)
APPAREL & TEXTILES (1.1%)
Gucci Group N V ADR**......................................  16,400     592,450
Nike Inc...................................................  54,500   2,006,281
VF Corp....................................................  36,400   1,351,350
                                                                    -----------
                                                                      3,950,081
                                                                    -----------
LIQUOR (0.6%)
Anheuser Busch Cos., Inc...................................  40,000   2,160,000
                                                                    -----------
RETAIL TRADE (1.5%)
Lowes Cos., Inc............................................  82,000   2,608,625
Venator Group Incorporated................................. 137,000   1,190,188
Wal Mart Stores Inc........................................  35,500   1,939,187
                                                                    -----------
                                                                      5,738,000
                                                                    -----------
TOYS & AMUSEMENTS (0.6%)
Hasbro Inc.................................................  77,800   2,295,100
                                                                    -----------
                                                                     14,143,181
                                                                    -----------
CONSUMER SERVICES (0.9%)
AIR TRAVEL (0.4%)
UAL Corp.*.................................................  23,000   1,490,687
                                                                    -----------
HOTELS & RESTAURANTS (0.2%)
Hilton Hotels Corp.........................................  37,400     638,138
                                                                    -----------
LEISURE TIME (0.3%)
Walt Disney Co.............................................  45,000   1,139,063
                                                                    -----------
                                                                      3,267,888
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------ -----------
ENERGY (4.1%)
DOMESTIC OIL (0.7%)
Atlantic Richfield Co....................................... 19,400 $ 1,376,187
Noble Affiliates Inc........................................ 35,100   1,118,813
                                                                    -----------
                                                                      2,495,000
                                                                    -----------
GAS EXPLORATION (0.3%)
Oryx Energy Co.............................................. 80,000   1,035,000
                                                                    -----------
INTERNATIONAL OIL (2.0%)
British Petroleum Co., PLC ADR**............................ 20,000   1,745,000
Chevron Corp................................................ 18,200   1,529,937
Exxon Corp.................................................. 26,000   1,824,875
Shell Transport & Trading Plc ADR**......................... 69,200   2,521,475
                                                                    -----------
                                                                      7,621,287
                                                                    -----------
PETROLEUM SERVICES (1.1%)
Baker Hughes Inc............................................ 70,740   1,481,119
Total S A ADR**............................................. 40,700   2,556,469
                                                                    -----------
                                                                      4,037,588
                                                                    -----------
                                                                     15,188,875
                                                                    -----------
FINANCE (5.8%)
BANKS (3.6%)
BankAmerica Corp. .......................................... 39,800   2,392,975
Bankamerica Corporation New.................................  4,300     230,353
Chase Manhattan Corp. ...................................... 23,000     994,750
Citicorp.................................................... 43,900   4,079,956
Mercantile BanCorporation Inc. ............................. 27,000   1,306,125
Wells Fargo & Co. .......................................... 12,200   4,331,000
                                                                    -----------
                                                                     13,335,159
                                                                    -----------
FINANCIAL SERVICES (0.3%)
Associates First Capital Corp. ............................. 17,587   1,147,552
                                                                    -----------
INSURANCE (1.3%)
Cincinnati Financial Corp. ................................. 50,100   1,540,575
General Reinsurance Corp. .................................. 15,600   3,166,800
                                                                    -----------
                                                                      4,707,375
                                                                    -----------
SAVINGS AND LOAN (0.6%)
H.F. Ahmanson & Co. ........................................ 44,300   2,458,650
                                                                    -----------
                                                                     21,648,736
                                                                    -----------
GENERAL BUSINESS (7.4%)
BROADCASTING (2.1%)
Mediaone Group Incorporated*................................ 60,900   2,706,244
Tele-Communications Inc.*................................... 27,993   1,095,226
Viacom Inc.*................................................ 34,100   1,977,800
Viacom Inc. Class A*........................................ 33,000   1,897,500
                                                                    -----------
                                                                      7,676,770
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
BUSINESS SERVICES (1.2%)
Interpublic Group of Cos., Inc. ............................  28,300 $1,526,431
Nokia Corp ADR**............................................  36,000  2,823,750
R.R. Donnelley & Sons Co. ..................................   7,000    246,313
                                                                     ----------
                                                                      4,596,494
                                                                     ----------
COMMUNICATION SERVICES (1.9%)
Ascend Communications Inc.*.................................  44,000  2,002,000
MCI Worldcom Incorporated*..................................  44,736  2,186,472
Tele Communications Inc.*...................................  82,825  3,038,642
                                                                     ----------
                                                                      7,227,114
                                                                     ----------
OFFICE FURNISHINGS & SUPPLIES (0.4%)
Avery Dennison Corp. .......................................  33,700  1,472,269
                                                                     ----------
NEWSPAPERS (0.1%)
News Corp. Ltd ADR**........................................  21,300    476,588
                                                                     ----------
PUBLISHING (1.7%)
Jostens Inc. ...............................................  91,600  1,900,700
Time Warner Inc. ...........................................  50,000  4,378,125
                                                                     ----------
                                                                      6,278,825
                                                                     ----------
                                                                     27,728,060
                                                                     ----------
MISCELLANEOUS (3.1%)
CONGLOMERATES (0.6%)
Textron Inc. ...............................................  36,900  2,237,063
                                                                     ----------
MISCELLANEOUS (2.5%)
Keyspan Energy..............................................  38,900  1,115,944
Lucasvarity Plc ADR**.......................................  76,400  2,387,500
SLM Holding Corp. .......................................... 179,800  5,832,262
                                                                     ----------
                                                                      9,335,706
                                                                     ----------
                                                                     11,572,769
                                                                     ----------
TECHNOLOGY (6.4%)
AEROSPACE (0.9%)
Boeing Co. .................................................  35,900  1,231,819
United Technologies Corp. ..................................  28,500  2,178,469
                                                                     ----------
                                                                      3,410,288
                                                                     ----------
COMPUTERS & BUSINESS EQUIPMENT (1.7%)
Cisco Systems Inc.*.........................................  37,800  2,336,512
Gateway 2000 Inc.*..........................................  48,600  2,533,275
Xerox Corp..................................................  16,000  1,356,000
                                                                     ----------
                                                                      6,225,787
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
ELECTRONICS (3.8%)
Applied Materials Inc.*.................................... 196,600 $ 4,964,150
Boston Scientific Corp.*...................................  44,000   2,260,500
Ericsson L M Telefon Co ADR**..............................  53,200     977,550
Intel Corp.................................................  24,000   2,058,000
KLA Instruments Corp.*.....................................  77,700   1,932,787
Loral Space & Communications Ltd.*.........................  54,800     808,300
Teradyne Inc.*.............................................  73,300   1,337,725
                                                                    -----------
                                                                     14,339,012
                                                                    -----------
                                                                     23,975,087
                                                                    -----------
TRANSPORTATION (0.1%)
RAILROADS & EQUIPMENT (0.1%)
Wisconsin Central Transportation Corp.*....................  33,100     463,400
                                                                    -----------
UTILITIES (4.0%)
ELECTRIC UTILITIES (0.4%)
Northeast Utilities........................................  81,700   1,368,475
                                                                    -----------
GAS & PIPELINE UTILITIES (1.3%)
KN Energy Inc..............................................  40,000   2,050,000
Williams Cos, Inc.......................................... 101,200   2,909,500
                                                                    -----------
                                                                      4,959,500
                                                                    -----------
TELEPHONE (2.3%)
Airtouch Communications*...................................  39,300   2,240,100
Ameritech Corp.............................................  36,000   1,705,500
AT&T Corp..................................................  19,352   1,130,883
Sprint Corp................................................  49,000   3,528,000
                                                                    -----------
                                                                      8,604,483
                                                                    -----------
                                                                     14,932,458
                                                                    -----------
TOTAL COMMON STOCK (cost $191,086,895)                              196,493,007
                                                                    -----------


                                                             PRINCIPAL   VALUE
                                                             --------- ---------
FIXED INCOME (49.9%)
CORPORATE BONDS (13.3%)
ASSET BACKED (4.4%)
Arcadia Automobile Receive Trust 6.38% 2003.................   600,000   610,078
Arcadia Automobile Recreation Trust 5.90% 2002..............   675,000   680,214
Chevy Chase Auto Receivables 6.25% 2004.....................   578,115   584,129
Citibank Credit Card Master Trust I***** 5.60% 1998......... 1,150,000 1,148,195
Cps Auto Grantor Trust 6.65% 2002...........................   130,039   131,394
Daimler Benz Auto Grantor Trust 6.05% 2005..................   341,463   342,849
First Security Auto Grantor Trust 6.10% 2003................   565,291   569,557
First Merchants Auto Trust**** 6.85% 2002...................   144,086   145,039
First USA Credit Card Master Trust***** 5.67% 1998..........   825,000   824,828
Ford Credit Auto Owner Trust 6.05% 2001..................... 1,025,000 1,028,844

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                          PRINCIPAL    VALUE
                                                          --------- -----------
GMAC Grantor Trust 6.50% 2002............................   846,368 $   852,978
Honda Auto Receivables Grantor 5.85% 2003................   577,001     580,065
Honda Auto Receivables Trust 5.95% 2003..................   648,092     653,154
Long Beach Acceptance Auto Grantor**** 6.85% 2003........   239,235     240,380
Long Beach Addep Auto Grntr Trust **** 6.69% 2004........   292,576     294,081
Mmca Auto Owner Trust 6.08% 2001.........................   800,000     805,000
National Car Rental Financial Corporation **** 7.35%
 2003....................................................   250,000     263,918
Nissan Auto Receivables Grantor Trust 6.15% 2003.........   596,043     600,698
Npf Xi Incorporated **** 6.82% 2001......................   100,000     101,965
Rental Car Finance Group 6.45% 2005......................   725,000     747,107
Rural Housing Trust 1987 13.33% 2028.....................   163,794     159,787
Team Fleet Financing Corporation **** 6.65% 2002.........   250,000     255,433
Team Fleet Financing Corporation 7.35% 2003..............   325,000     340,276
Team Fleet Financing Corporation **** 6.13% 2004.........   350,000     358,217
Wfs Financial Owner Trust 5.90% 2002.....................   700,000     704,183
Wfs Financial Owner Trust 6.10% 2002.....................   640,000     643,722
Wfs Financial Owner Trust 6.25% 2002.....................   650,000     655,133
World Financial Pptys Tower B 6.91% 2013................. 1,247,609   1,324,415
World Omni Automobile Lease 6.08% 2003...................   675,000     680,906
                                                                    -----------
                                                                     16,326,545
                                                                    -----------
ELECTRIC UTILITIES (0.2%)
Edison Mission Energy Funding Corporation **** 7.33%
 2008....................................................   200,000     224,498
Empresa Nacional De Electric 7.33% 2037..................    95,000      80,851
Israel Electric **** 7.75% 2007..........................   350,000     343,291
Israel Electric Corporation Limited **** 7.25% 2006......   160,000     163,355
Samsung Electrs Limited **** 7.45% 2006..................   115,000      84,302
                                                                    -----------
                                                                        896,297
                                                                    -----------
FINANCE & BANKING (3.0%)
Bankamerica Institutional Capital A **** 8.07% 2026......   725,000     849,323
Beneficial Corporation Medium Term Note Bank Entry 6.47%
 2008....................................................   405,000     435,638
Beverly Finance 8.36% 2004...............................   250,000     284,615
Bt Institutional Capital Trust A **** 8.09% 2026.........   820,000     916,252
Creekwood Capital Corporation **** 8.47% 2015............   238,146     276,381
Equitable Cos Incorporated 6.50% 2008....................   440,000     463,478
Equitable Life Assurance Society (US) **** 6.95% 2005....   250,000     269,438
Excel Paralubes Funding Corporation **** 7.43% 2015......   250,000     286,793
Farmers Exchange Capital **** 7.05% 2028.................   220,000     222,235
Farmers Insurance Exch 8.63% 2024........................   625,000     751,850
First Chicago NBD Institutional Capital **** 7.95% 2026..   625,000     671,763
First Union Institute Capital I 8.04% 2026...............   650,000     705,568
Great Wesn Financial Trust II 8.21% 2027.................   140,000     152,032
Household Finance Corporation 6.38% 2010.................   415,000     429,073
Hutchison Whampos Fin C I Ltd **** 7.45% 2017............   440,000     320,509
Metropolitan Life Insurance Company **** 7.45% 2023......   500,000     526,975
Nationwide Mutual Life **** 7.50% 2024...................   750,000     789,652
New York Life Insurance Cor **** 7.50% 2023..............   250,000     266,740
Petrozuata Fin Inc **** 8.22% 2017.......................   780,000     702,000
PNC Institutional Capital Trust A **** 7.95% 2026........   350,000     389,788

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                           PRINCIPAL   VALUE
                                                           --------- ----------
Prudential Insurance Company America **** 8.30% 2025......   700,000 $  831,719
Rhone Poulenc A3 8.62% 2021...............................   350,000    384,794
Washington Mutual Capital I 8.38% 2027....................   240,000    265,550
                                                                     ----------
                                                                     11,192,166
                                                                     ----------
INDUSTRIALS (2.0%)
Ast Research Incorporated**** 7.45% 2002..................   475,000    355,801
Chrysler Corporation 7.45% 2027...........................   240,000    272,067
Ford Motor Company Delaware 6.50% 2018....................   665,000    672,421
Ford Motor Company Delaware 6.63% 2028....................   145,000    147,017
General Mtrs Corporation 6.75% 2028.......................   985,000  1,005,774
Jet Equipment Test**** 10.00% 2012........................   350,000    476,224
Lafarge Corporation 6.38% 2005............................   650,000    665,152
News America Holdings Incorporated 8.88% 2023 ............   460,000    551,178
Oil Enterprises Limited**** 6.24% 2008....................   667,598    676,452
Oil Purchase Company**** 7.10% 2002.......................   367,306    359,696
Paiton Energy**** 9.34% 2014..............................   225,000     51,750
Philip Morris Cos Incorporated 6.38% 2006.................   250,000    257,465
Philip Morris Cos Incorporated 7.00% 2005.................   205,000    219,186
United Technologies Corporation 6.70% 2028................   815,000    873,639
USA Waste Services Incorporated 7.00% 2028................   820,000    836,613
                                                                     ----------
                                                                      7,420,435
                                                                     ----------
MISCELLANEOUS (1.7%)
Alcoa Aluminio S A 7.50% 2008.............................   636,269    566,693
Anthem Insurance Cos Incorporated Discount Commercial****
 9.00% 2027...............................................   370,000    431,579
Associates Corporation North America 6.00% 2005........... 1,080,000  1,113,609
Continental Airls Pass Through 6.65% 2017.................   745,000    791,056
Eop Operating Limited Partnership**** 6.76% 2007..........   450,000    449,748
Florida Residential Property & Casualty**** 7.38% 2003....   525,000    564,875
Florida Residential Property & Casualty**** 7.45% 2004....   100,000    108,458
Florida Windstorm Underwriting**** 6.70% 2023.............   200,000    210,389
News America Holdings Incorporated 7.75% 2024.............   100,000    107,340
News America Holdings Incorporated 7.75% 2024.............   170,000    181,443
Petroliam Nasional Berhad**** 7.13% 2006..................   575,000    355,039
Prime Property Funding Incorporated**** 7.00% 2004........   495,000    513,195
Scotia Pacific Company**** 7.71% 2014.....................   830,000    836,632
                                                                     ----------
                                                                      6,230,056
                                                                     ----------
OTHER (0.8%)
Becton Dickinson & Company 6.70% 2028.....................   670,000    708,584
Cox Communications Incorporated New 6.80% 2028............   280,000    292,155
Equifex Incorporated 6.30% 2005...........................   580,000    604,122
Neiman Marcus Group Incorporated 6.65% 2008...............   595,000    617,242
Oxymar**** 7.50% 2016.....................................   175,000    187,283
Time Warner Incorporated 6.95% 2028.......................    85,000     88,343
Time Warner Incorporated 7.57% 2024.......................   375,000    416,052
                                                                     ----------
                                                                      2,913,781
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS
                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            PRINCIPAL   VALUE
                                                            --------- ----------
OTHER UTILITIES (0.3%)
Ras Laffan Liquefied Natural Gas**** 8.29% 2014............  800,000  $  666,819
Williams Cos Incorporated 6.20% 2002.......................  485,000     494,292
                                                                      ----------
                                                                       1,161,111
                                                                      ----------
TELEPHONE (0.9%)
Comeast Cable Communications 8.38% 2007 ...................  390,000     458,262
GTE Corporation 6.94% 2028.................................  965,000   1,028,043
MCI Communications Corporation 6.50% 2010 .................  305,000     317,243
MCI Communications Corporation 6.95% 2005 .................  475,000     512,971
TCI Communications Incorporated 7.88% 2026 ................  585,000     689,826
Worldcom Incorporated Georgia 6.95% 2028...................  350,000     368,746
                                                                      ----------
                                                                       3,375,091
                                                                      ----------
TRANSPORTATION (0.3%)
Atlas Air Incorporated 7.38% 2018..........................  525,000     575,698
Burlington Northern Santa Fe Cor 6.70% 2028................  515,000     525,774
                                                                      ----------
                                                                       1,101,472
                                                                      ----------
OTHER (0.1%)
Fifty Seventh Street Assocs LLC**** 7.13% 2017.............  246,712     258,073
                                                                      ----------
TOTAL CORPORATE BONDS                                                 50,875,027
                                                                      ----------
FOREIGN (0.5%)
CORPORATE (0.4%)
Empresa Nacional De 7.75% 2008.............................  660,000     583,867
Express Pipeline Limited**** 6.47% 2013....................  725,000     715,759
Hyundai Semiconductor Amer Inc**** 8.63% 2007..............  370,000     259,798
                                                                      ----------
                                                                       1,559,424
                                                                      ----------
GOVERNMENT (0.1%)
Columbia Rep 8.70% 2016....................................  440,000     344,920
                                                                      ----------
TOTAL FOREIGN BONDS                                                    1,904,344
                                                                      ----------
MORTAGE RELATED 3.5%
FEDERAL AGENCIES (11.4%)
Federal Hm Loan Pc 549869 11.00% 2020......................   93,441     105,822
Federal Hm Loan Pc 554522 10.50% 2020......................  247,804     276,710
Federal Hm Loan Pc 558283 10.00% 2017......................  292,161     318,077
Federal Hm Loan Pc 555293 10.00% 2020......................  271,473     295,352
Federal Hm Loan Pc D06744 10.50% 2019......................   83,574      90,880
Federal Hm Loan Pc D06659 10.50% 2016......................  113,718     124,506
Federal Hm Loan Pc G00035 10.50% 2021......................  124,100     136,247
Federal Home Loan Mortage Pc Guaranteed 9.50% 2020.........  110,488     123,608
Federal Home Loan Mortage Pc Guaranteed 10.00% 2020........  271,138     297,998

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                          PRINCIPAL     VALUE
                                                         ----------- -----------
Federal Home Loan Mortage Pc Guaranteed 10.00% 2020.....     178,797 $   198,128
Federal National Mortage Association Remic 8.50% 2020...     198,922     214,772
FHLMC Gold Tba 30*** 6.00% 2099.........................  11,500,000  11,500,000
FHLMC Gold Tba 30*** 7.50% 2099.........................   6,025,000   6,208,263
FHLMC Gold Tba Nov 30*** 6.00% 2099.....................  11,900,000  11,899,381
FHLMC Gold Tba Nov 30 Mississippi*** 6.50% 2099.........   7,075,000   7,197,709
FHLMC Gold Tba Oct 30*** 6.00% 2099.....................   4,350,000   4,349,774
                                                                     -----------
                                                                      43,337,227
                                                                     -----------
GOVERNMENT SPONSORED (8.2%)
FNMA Pool 303157 10.00% 05/01/22........................     149,304     162,570
FNMA Pool 313544 10.00% 05/01/22........................   1,209,761   1,320,684
FNMA Pool 426874 10.00% 11/01/25........................   1,280,536   1,397,948
FNMA Pool 323073 10.50% 02/01/28........................     469,346     522,664
FNMA Pool 303645 11.00% 09/01/19........................     658,021     735,299
FNMA Pool 303554 11.50% 09/01/25........................     107,513     121,472
FNMA TBA Nov 30 *** 6.00% 2099..........................   8,200,000   8,161,132
FNMA TBA Nov 30 *** 6.50% 2099..........................  13,400,000  13,618,447
FNMA TBA Oct 30 *** 6.00% 2099..........................   4,625,000   4,603,077
                                                                     -----------
                                                                      30,643,293
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
DLJ Mortgage Acceptance Corporation 7.20% 2003..........     258,107     263,490
DLJ Mortgage Acceptance Corporation 7.40% 2003..........     409,795     428,332
Mid Str Trust 9.63% 2003................................     475,000     516,049
                                                                     -----------
                                                                       1,207,871
                                                                     -----------
OTHER MARKETABLE (0.2%)
Federal Express Corporation Pass Through 6.85% 2019.....     485,000     520,787
Federal Express Corporation Pass Through 7.02% 2016.....     180,000     191,191
Prime Property Fund **** 6.63% 2003.....................     172,643     175,600
                                                                     -----------
                                                                         887,578
                                                                     -----------
GNMA I (3.5%)
GNMA Pool 218130 9.50% 09/15/17.........................   1,145,813   1,254,491
GNMA Pool 780783 9.50% 12/15/17.........................     850,405     931,411
GNMA Pool 780203 9.50% 12/15/17.........................     775,279     837,294
GNMA Pool 780311 9.50% 12/15/21.........................     592,462     639,853
GNMA Pool 174472 10.00% 11/15/16........................     116,927     126,989
GNMA Pool 180521 10.00% 12/15/16........................      64,832      70,110
GNMA Pool 223520 10.00% 03/15/18........................     102,984     112,032
GNMA Pool 231157 10.00% 06/15/18........................     120,090     130,639
GNMA Pool 780554 10.00% 05/15/19........................   2,298,916   2,502,577
GNMA Pool 269159 10.00% 06/15/19........................      24,569      26,761
GNMA Pool 277908 10.00% 10/15/19........................      20,346      22,162
GNMA Pool 780804 10.00% 12/15/20........................   1,218,495   1,325,539
GNMA Pool 780488 10.00% 10/15/21........................     100,727     109,716
GNMA Pool 780818 10.00% 06/15/28........................   1,129,003   1,228,186
GNMA Pool 780835 10.00% 07/15/22........................     688,588     759,529
GNMA Pool 780081 10.00% 02/15/25........................     701,327     762,938
GNMA Pool 139478 10.50% 09/15/15........................      13,269      14,546

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                           SHARES      VALUE
                                                         ---------- -----------
GNMA Pool 232061 10.50% 09/15/17........................    152,469 $   167,449
GNMA Pool 780496 10.50% 12/15/17........................    262,480     288,269
GNMA Pool 274800 10.50% 05/15/19........................      1,338       1,472
GNMA Pool 285191 10.50% 03/15/20........................     24,941      27,369
GNMA Pool 287170 10.50% 08/15/20........................     74,796      82,304
GNMA Pool 033635 11.00% 12/15/09........................      2,002       2,207
GNMA Pool 034701 11.00% 01/15/10........................     12,849      14,208
GNMA Pool 038109 11.00% 02/15/10........................        639         705
GNMA Pool 040492 11.00% 07/15/10........................     12,504      13,827
GNMA Pool 041749 11.00% 07/15/10........................     33,179      36,687
GNMA Pool 041987 11.00% 08/15/10........................      3,240       3,582
GNMA Pool 042354 11.00% 08/15/10........................     12,115      13,396
GNMA Pool 058816 11.00% 01/15/13........................      1,686       1,878
GNMA Pool 134123 11.00% 09/15/15........................     13,831      15,455
GNMA Pool 141387 11.00% 10/15/15........................     10,696      11,951
GNMA Pool 780595 11.00% 08/15/17........................    866,059     964,764
GNMA Pool 780056 11.00% 09/15/17........................    250,113     279,076
GNMA Pool 780103 11.00% 02/15/25........................    268,430     299,941
                                                                    -----------
                                                                     13,079,313
                                                                    -----------
GNMA II (1.6%)
GNMA II Pool 008611 6.88% 03/20/25......................    821,244     837,283
GNMA II Pool 008663 7.00% 07/20/25......................    816,484     831,540
GNMA II Pool 008664 7.00% 03/20/25......................  2,005,162   2,043,079
GNMA II Pool 008722 6.88% 10/20/25......................    614,388     625,042
GNMA II Pool 008621 7.38% 04/20/25......................    636,408     649,735
GNMA II Pool 008631 7.38% 05/20/25......................    762,482     778,448
GNMA II Pool 008634 7.38% 05/20/25......................    208,210     212,732
                                                                    -----------
                                                                      5,977,859
                                                                    -----------
TOTAL MORTGAGE RELATED                                               95,133,141
                                                                    -----------
US TREASURY (10.3%)
DIRECT (10.3%)
United States Treasury Notes ***** 3.63% 2002...........  2,037,280   2,045,551
United States Treasury Notes ***** 3.63% 2008...........  2,928,449   2,937,586
United States Treasury Bonds 8.75% 2020.................  1,915,000   2,796,207
United States Treasury Notes ***** 3.38% 2007...........  8,803,850   8,671,792
United States Treasury Notes ****** 6.38% 2001.......... 11,000,000  11,513,920
United States Treasury Notes ****** 7.50% 2005..........  8,825,000  10,322,514
                                                                    -----------
TOTAL U.S. TREASURY                                                  38,287,570
                                                                    -----------
TOTAL FIXED INCOME (cost $183,660,067)                              186,200,082
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                                 BALANCED FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                          SHARES      VALUE
                                                        ---------- ------------
PREFERRED STOCK (0.4%)
Entertainment Property Incorporated ****..............         200 $    187,057
Home OwnershipSeries****..............................       1,250    1,252,814
Tier One Pptys Incorporated ****......................         125      121,805
                                                                   ------------
TOTAL PREFERRED STOCK (cost $1,579,307)...............                1,561,676
                                                                   ------------
TOTAL CORPORATE BONDS.................................               35,213,758
                                                                   ------------
TOTAL INVESTMENT SECURITIES (cost $378,326,268).......              384,254,765
                                                                   ------------
                                                          UNITS
                                                        ----------
SHORT TERM INVESTMENTS (COST $59,257,575) (15.9%)
State Street Bank Yield Enhanced Short Term Investment
 Fund******...........................................  59,257,575   59,257,575
                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS ........................               59,257,575
                                                                   ------------
TOTAL INVESTMENTS (COST $435,593,344) (118.80%).......              443,512,340
Liabilities less Other Assets (-18.8%)................              (70,139,404)
                                                                   ------------
NET ASSETS (100.00%)..................................             $373,372,936
                                                                   ============

--------
     * Non-income producing a security.
    ** An American Depositary Receipt (ADR) is a certificate issued by a U.S.
       bank representing the right to receive securities of the foreign issuer described.
   *** To be announced (TBA) securities are purchased (sold) on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.
  **** Security is restricted in accordance with Rule 144A under the Securities
       Act of 1933, which allows for the resale of such securities only to certain qualified buyers. The total cost and market value of Rule 144A securities owned at September 30, 1998 were 19,123,892 and 19,008,893, respectively.
 *****Variable rate security. The rate shown reflects rate currently in effect. ******Portion of security is segregated as collateral for TBA purchases.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments, at value (cost $850,263,255)....................... $1,038,704,191
Cash............................................................          1,270
Receivable for investments sold.................................      5,272,147
Dividends and interest receivable...............................      1,233,191
                                                                 --------------
    Total Assets................................................  1,045,210,799
                                                                 --------------
LIABILITIES
Payable for investments purchased...............................      7,885,547
Payable for fund units redeemed.................................        735,791
Investment advisory fee payable.................................        430,647
State Street Bank and Trust Company--program fee payable........        277,786
Trustee, management, and administration fees payable............         59,532
American Bar Retirement Association--program fee payable........         42,252
Other accruals..................................................         76,873
                                                                 --------------
    Total Liabilities...........................................      9,508,428
                                                                 --------------
NET ASSETS (equivalent to $392.53 per unit based on 2,638,562 units outstanding)............................................. $1,035,702,371
                                                                 ==============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INVESTMENT INCOME
  Dividends........................................................ $ 7,628,565
  Interest.........................................................     865,686
                                                                    -----------
    Total investment income........................................   8,494,251
                                                                    -----------
EXPENSES
  Investment advisory fee..........................................   1,856,137
  State Street Bank and Trust Company--program fee.................   2,625,843
  American Bar Retirement Association--program fee.................     382,901
  Trustee, management and administration fees......................     561,147
  Other expenses and taxes.........................................     280,221
  Amortization of organization expenses............................     142,764
                                                                    -----------
    Total expenses.................................................   5,849,013
                                                                    -----------
Net investment income..............................................   2,645,238
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain................................................  82,896,246
  Change in net unrealized appreciation............................   2,294,810
                                                                    -----------
    Net realized and unrealized gain on investments................  85,191,056
                                                                    -----------
Net increase in net assets resulting from operations............... $87,836,294
                                                                    ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment income..................................    $    2,645,238
  Net realized gain on investments.......................        82,896,246
  Net change in unrealized appreciation on investments...         2,294,810
                                                             --------------
  Net increase in net assets resulting from operations...        87,836,294
                                                             --------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................        50,401,325
  Cost of units redeemed.................................       (70,389,233)
                                                             --------------
  Net decrease in net assets resulting from unitholder
   transactions..........................................       (19,987,908)
                                                             --------------
    Net increase in net assets...........................        67,848,386
NET ASSETS
  Beginning of period....................................       967,853,985
                                                             --------------
  End of period..........................................    $1,035,702,371
                                                             ==============
NUMBER OF UNITS
  Outstanding--beginning of period.......................         2,689,796
    Sold.................................................           123,082
    Redeemed.............................................          (174,316)
                                                             --------------
  Outstanding--end of period.............................         2,638,562
                                                             ==============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               GROWTH EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*

                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................      $     3.22
Expenses..................................................           (2.22)
                                                                ----------
Net investment income.....................................            1.00
Net realized and unrealized gain on investments...........           31.71
                                                                ----------
Net increase in unit value................................           32.71
Net asset value at beginning of period....................          359.82
                                                                ----------
Net asset value at end of period..........................      $   392.53
                                                                ==========
Ratio of expenses to average net assets**.................            0.72%
Ratio of net investment income to average net assets**....            0.32%
Portfolio turnover***.....................................           33.79%
Total return***...........................................            9.09%
Average commissions rate***...............................      $   0.0424
Net assets at end of period (in thousands)................      $1,035,072

--------
  *Calculations prepared using the monthly average number of units outstanding during the period.
 **Annualized
***Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
COMMON STOCK (97.3%)
BASIC INDUSTRIES (3.6%)
ALUMINUM (0.2%)
Aluminum Co. of America....................................  36,600 $ 2,598,600
                                                                    -----------
CHEMICALS (2.9%)
Air Products & Chemicals Inc...............................  78,600   2,338,350
B.F. Goodrich Co...........................................   1,500      49,031
Crompton & Knowles Corp....................................   4,200      61,162
Cytec Industries Inc.*.....................................   2,200      39,325
E.I. Du Pont de Nemours & Co...............................  59,400   3,333,825
Hercules Inc...............................................   2,300      69,144
Monsanto Co................................................ 323,700  18,248,587
Praxair Inc................................................  60,900   1,990,669
Valspar Corp...............................................   2,100      62,869
Waters Corp.*..............................................   2,200     147,400
Witco Corp.................................................     500      10,500
Zeneca Group Plc ADR**.....................................  93,500   3,272,500
                                                                    -----------
                                                                     29,623,362
                                                                    -----------
CONTAINERS & GLASS (0.1%)
Bemis Co., Inc.............................................     700      24,544
Crown Cork & Seal Co., Inc.................................     300       8,025
Owens Illinois Inc.*.......................................   1,800      45,000
                                                                    -----------
                                                                         77,569
                                                                    -----------
GOLD (0.1%)
Freeport-McMoran Copper & Gold Inc.........................  10,300     122,312
Global Industries Ltd.*....................................   4,700      54,344
                                                            ------- -----------
                                                                        176,656
                                                            ------- -----------
PAPER (0.4%)
Fort James Corp............................................  74,012   2,428,519
Kimberly-Clark Corp........................................  27,400   1,109,700
Minnesota Mining & Manufacturing Co........................  11,300     832,669
                                                                    -----------
                                                                      4,370,888
                                                                    -----------
STEEL (0.1%)
Nucor Corp.................................................     400      16,250
                                                                    -----------
                                                                     36,863,325
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS
                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
CAPITAL GOODS (6.4%)
AGRICULTURAL MACHINERY (0.0%)
Delta & Pine Land Co.......................................   2,600 $   114,400
                                                                    -----------
CONSTRUCTION & MINING EQUIPMENT (0.3%)
Dover Corp.................................................  99,700   3,078,238
                                                                    -----------
ELECTRICAL EQUIPMENT (6.1%)
American Power Conversion Corp.*...........................   4,500     169,594
Arrow Electronics Inc.*....................................     400       5,250
ASM Lithography Hldg N V ADR**.............................  59,200     928,700
Atmel Corp.*...............................................   2,400      21,750
AVX Corp...................................................     300       4,463
Dentaply International Inc.................................   2,400      53,700
Emerson Electric Co........................................   2,300     143,175
Exel Limited Hamilton...................................... 110,800   6,980,400
General Electric Co........................................ 502,100  39,948,331
Millipore Corp.............................................   2,800      53,375
Philips Electrs N V ADR**..................................   4,500     240,187
Raychem Corp...............................................   3,500      85,312
Sanmina Corp.*.............................................   1,900      53,437
UCAR International Inc.*...................................   2,500      45,000
                                                                    -----------
                                                                     48,732,674
                                                                    -----------
INDUSTRIAL MACHINERY (0.5%)
AES Corp................................................... 112,600   4,173,237
American Standard Cos., Inc.*..............................   4,000     105,500
Crane Co...................................................   1,650      38,775
Illinois Tool Works Inc....................................  88,400   4,817,800
Pall Corp..................................................   1,000      22,188
Thermo Electron Corp.*.....................................   4,100      61,756
US Filter Corp.*...........................................   3,900      62,400
                                                                    -----------
                                                                      9,281,656
                                                                    -----------
MISCELLANEOUS (0.0%)
Varian Associates Inc......................................   1,300      45,825
                                                                    -----------
POLLUTION CONTROL (0.5%)
Allied Waste Industries Inc.*..............................   5,200     121,550
Browning Ferris Industries Inc. ...........................  32,100     971,025
Republic Industries Inc.*.................................. 182,900   2,663,481
Waste Management Incorporated Delaware.....................  35,452   1,703,912
                                                                    -----------
                                                                      5,459,968
                                                                    -----------
                                                                     66,712,761
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
CONSUMER BASICS (31.6%)
DRUGS & HEALTH CARE (20.5%)
Abbott Laboratories........................................  78,900 $ 3,427,219
Alza Corp.*................................................ 157,300   6,822,887
American Home Products Corp................................ 162,400   8,505,700
Amgen Inc.*................................................ 166,000  12,543,375
Arterial Vascular Engineering Inc.*........................   1,800      66,600
Astra AB ADR**............................................. 102,666   1,764,572
Bausch & Lomb Inc. ........................................  30,000   1,181,250
Baxter International Inc...................................  13,400     797,300
Becton Dickinson & Co......................................  13,900     571,637
Bergen Brunswig Corp. .....................................   1,400      70,788
Biogen Inc.*...............................................   3,800     250,087
Biomet Inc. ...............................................   5,800     201,187
Bristol-Myers Squibb Co.................................... 118,600  12,319,575
Cardinal Health Inc. ......................................  54,080   5,583,760
Centocor Inc.*.............................................   3,200     126,800
Chiron Corp.*..............................................   6,600     131,175
Eli Lilly & Co............................................. 272,000  21,301,000
Forest Laboratories Inc.*..................................   4,000     137,500
Genzyme Corp.*.............................................   2,100      75,863
Guidant Corp...............................................  58,600   4,351,050
Health Management Associates Inc.*.........................  12,175     222,194
Healthsouth Rehabilitation*................................  18,700     197,519
Immunex Corp.*.............................................   1,300      71,988
Johnson & Johnson.......................................... 193,700  15,157,025
Lincars Holdings Inc.*.....................................   3,100     120,125
McKesson Corp..............................................   4,000     366,500
Medtronic Inc.............................................. 119,800   6,933,425
Merck & Co., Inc........................................... 167,600  21,714,675
Mylan Laboratories Inc. ...................................   6,800     200,600
Omnicare Inc...............................................   4,000     141,000
Pacificare Health Systems*.................................   2,000     141,000
Pacificare Health Systems*.................................  34,400   2,562,800
Pfizer Inc................................................. 393,300  41,665,219
Pharmacia & Upjohn Inc.....................................  31,500   1,580,906
Quorum Health Group Inc.*..................................   4,850      78,813
Rexall Sundown Inc.*.......................................   2,700      41,681
Safeskin Corp.*............................................   2,800      88,375
Sangstat Medical Corp......................................  50,000   1,062,500
Schering-Plough Corp. .....................................  89,400   9,258,487
Smithkline Beecham PLC ADR**...............................  51,000   2,792,250
Sofamor/Danek Group Inc.*..................................  46,000   4,094,000

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
St. Jude Medical Inc. .....................................   2,602 $    60,171
Steris Corp.*..............................................   4,800     135,600
Stryker Corp...............................................   3,900     132,600
Sybron International Corp. ................................   5,500     105,188
Tenet Healthcare Corp......................................   8,300     238,625
Total Renal Care Holdings Inc. ............................   3,200      76,800
Trigon Healthcare Inc. ....................................   1,100      34,100
United Healthcare Corp. ...................................  91,300   3,195,500
Universal Health Services Inc. ............................   1,500      62,625
US Surgical Corp. .........................................     300      12,506
Warner Lambert Co.......................................... 251,700  19,003,350
Watson Pharmaceuticals Inc.................................   4,600     233,450
Wellpoint Health Networks Inc. ............................   1,300      72,881
                                                                    -----------
                                                                    212,083,803
                                                                    -----------
FOOD & BEVERAGES (5.2%)
Bestfoods..................................................  11,700     566,719
Campbell Soup Co. .........................................  39,900   2,002,481
Coca Cola Co............................................... 348,200  20,065,025
Coca Cola Enterprises Inc.................................. 151,800   3,832,950
ConAgra Inc................................................  18,000     484,875
Dekalb Genetics Corp. .....................................   1,700     156,327
Dole Food Inc. ............................................     700      25,288
Flowers Industries Inc. ...................................   5,600     122,150
General Mills Inc..........................................  29,600   2,072,000
H.J. Heinz Co. ............................................   8,600     439,675
Hershey Foods Corp. .......................................   3,600     246,375
Interstate Bakeries Corp. .................................   1,100      34,100
Kellogg Co. ...............................................   6,400     210,800
McCormick & Co., Inc. .....................................   1,900      55,219
Nabisco Holdings Corp......................................  55,000   1,976,562
Nestle S A ADR**...........................................  20,000   1,989,436
Outback Steakhouse Inc.*...................................   3,400      89,675
PepsiCo Inc................................................ 308,500   9,081,469
Pioneer Hi-Bred International Inc..........................  13,620     357,525
Quaker Oats Co.............................................   5,400     318,600
Ralston Purina Co..........................................  13,200     386,100
Sara Lee Corp..............................................  25,700   1,387,800
Suiza Foods Corp.*.........................................   2,200      68,750
Sysco Corp.................................................  19,000     447,687
Tyson Foods Inc............................................ 223,600   4,444,050
Unilever NV ADR**..........................................  48,000   2,940,000
United States Foodservice..................................     700      29,137
Whitman Corp...............................................   1,600      25,500
William Wrigley Jr. Co.....................................   4,100     311,344
                                                                    -----------
                                                                     54,167,619
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                           SHARES     VALUE
                                                           ------- ------------
HOUSEHOLD PRODUCTS (3.4%)
Black & Decker Corp.......................................     700 $     29,138
Clorox Co.................................................   3,900      321,750
Colgate Palmolive Co...................................... 100,100    6,856,850
Corning Inc...............................................  13,100      385,631
Dial Corp.................................................   4,900      101,062
Gillette Co............................................... 208,500    7,975,125
Hillenbrand Industries Inc................................   2,200      107,800
Procter & Gamble Co....................................... 258,900   18,365,719
Rubbermaid Inc............................................  31,300      749,244
Stanley Works.............................................   1,700       50,575
Tupperware Corp...........................................   2,300       27,025
                                                                   ------------
                                                                     34,969,919
                                                                   ------------
RETAIL GROCERY (0.3%)
Albertson's Inc. .........................................   1,800       97,425
General Nutrition Cos., Inc.*.............................   4,700       50,819
Kroger Co.*...............................................  10,400      520,000
Safeway Inc.*.............................................  46,800    2,170,350
Starbucks Corp.*..........................................   4,900      177,319
Whole Foods Market Inc.*..................................   1,900       80,037
                                                                   ------------
                                                                      3,095,950
                                                                   ------------
TOBACCO (2.2%)
Philip Morris Cos., Inc................................... 426,800   19,659,475
RJR Nabisco Holdings Corp................................. 134,500    3,387,719
UST Inc. .................................................   4,500      133,031
                                                                   ------------
                                                                     23,180,225
                                                                   ------------
                                                                    327,497,516
                                                                   ------------
CONSUMER DURABLE GOODS (0.4%)
AUTOMOBILES (0.0%)
Harley Davidson Inc.......................................   8,500      249,688
Lear Corp.*...............................................   1,200       52,500
                                                                   ------------
                                                                        302,188
                                                                   ------------
AUTO PARTS (0.1%)
Danaher Corp..............................................   3,700      111,000
Eaton Corp................................................   4,000      250,750
Federal Home Loan Mortgage Corp...........................   2,600      121,550
                                                                   ------------
                                                                        483,300
                                                                   ------------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------- ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS (0.1%)
Best Buy Co., Inc.*.........................................   2,700 $  112,050
Ethan Allen Interiors Inc. .................................   1,900     68,875
Furniture Brands International Inc.*........................   3,500     68,250
Leggett & Platt Inc. .......................................   7,200    149,400
Maytag Corp. ...............................................   3,100    148,025
Newell Co. .................................................   7,000    322,437
Sunbeam Inc. ...............................................   2,700     18,900
Westpoint Stevens Inc.*.....................................   2,400     73,200
                                                                     ----------
                                                                        961,137
                                                                     ----------
TIRES & RUBBER (0.2%)
Cooper Tire & Rubber Co. ................................... 122,000  2,196,000
                                                                     ----------
                                                                      3,942,625
                                                                     ----------
CONSUMER NON-DURABLES (7.5%)
APPAREL & TEXTILES (0.8%)
Cintas Corp. ...............................................   3,200    160,400
Fruit of the Loom Inc.*.....................................   3,300     49,706
Gucci Group N V ADR**.......................................  19,300    697,213
Intimate Brands Inc. .......................................   1,300     24,619
Jones Apparel Group Inc.*...................................   5,000    114,687
Jostens Inc. ...............................................  92,158  1,912,278
Liz Claiborne Inc. .........................................  37,500    982,031
Nike Inc. ..................................................  64,200  2,363,362
Unifi Inc. .................................................   3,000     46,313
VF Corp. ...................................................  42,400  1,574,100
Warnaco Group Inc. .........................................   1,700     39,313
                                                                     ----------
                                                                      7,964,022
                                                                     ----------
COSMETICS & TOILETRIES (0.5%)
Avon Products Inc. ......................................... 119,400  3,350,663
Estee Lauder Cos., Inc. ....................................   2,500    128,125
International Flavors & Fragrances..........................   1,600     52,800
Revlon Inc.*................................................  37,700  1,199,331
                                                                     ----------
                                                                      4,730,919
                                                                     ----------
LIQUOR (0.2%)
Anheuser Busch Cos., Inc. ..................................  48,400  2,613,600
                                                                     ----------
PHOTOGRAPHY (0.0%)
Eastman Kodak Co. ..........................................     900     69,581
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
RETAIL TRADE (5.6%)
Abercrombie & Fitch Co. ...................................  43,400 $ 1,909,600
Amazon.Com Inc.*...........................................   1,700     189,763
Autozone Inc.*.............................................   7,700     189,613
Barnes & Noble Inc.*.......................................   2,200      59,400
Bed Bath & Beyond Inc.*....................................   5,400     126,225
Borders Group Inc.*........................................   3,600      80,100
Circuit City Stores Inc. ..................................  25,200     839,475
CompUSA Inc.*..............................................  12,700     219,869
Consolidated Stores Corp.*.................................   5,650     110,881
Costco Cos., Inc. .........................................  68,700   3,254,662
CVS Corp. ................................................. 124,700   5,463,419
Dayton Hudson Corp. .......................................  74,700   2,670,525
Dollar General Corp. ......................................   8,953     238,360
Dollar Tree Stores Inc.*...................................   3,150      98,634
Family Dollar Stores Inc. .................................   7,800     122,850
Gap Inc. ..................................................  16,450     867,737
Home Depot Inc. ........................................... 195,800   7,734,100
Kohls Corp.*...............................................   7,400     288,600
Limited Inc................................................   4,000      87,750
Lowes Cos., Inc............................................ 224,100   7,129,181
May Department Stores Co. .................................  34,800   1,792,200
Nordstrom Inc..............................................  51,200   1,267,200
Office Depot Inc.*.........................................  70,900   1,590,819
Pep Boys-Manny, Moe & Jack.................................  88,600   1,185,025
Pier 1 Imports Inc.........................................   7,500      56,250
Rite Aid Corp. ............................................  48,500   1,721,750
Ross Stores Inc............................................   3,400      97,325
Saks Incorporated*.........................................   4,568     102,495
Sears Roebuck & Co.........................................  34,200   1,511,212
Staples Inc.*..............................................  14,300     420,063
Tiffany & Co. .............................................   1,300      40,788
TJX Cos., Inc..............................................  17,500     311,719
Venator Group Incorporated................................. 118,800   1,032,075
Wal Mart Stores Inc. ...................................... 258,400  14,115,100
Walgreen Co. ..............................................  27,400   1,207,312
                                                                    -----------
                                                                     58,132,077
                                                                    -----------
TOYS & AMUSEMENTS (0.4%)
Hasbro Inc. ...............................................  94,700   2,793,650
Mattel Inc. ...............................................  35,000     980,000
                                                                    -----------
                                                                      3,773,650
                                                                    -----------
                                                                     77,283,849
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
CONSUMER SERVICES (1.9%)
AIR TRAVEL (0.3%)
Comair Holdings Inc. ......................................   4,050 $   116,438
Sealed Air Corporation New*................................  35,558   1,133,411
UAL Corp.*.................................................  29,000   1,879,562
USAir Group Inc............................................     600      30,375
                                                                    -----------
                                                                      3,159,786
                                                                    -----------
HOTELS & RESTAURANTS (0.7%)
CKE Restaurants Inc. ......................................   2,200      65,450
Cracker Barrel Old Country Stores..........................   2,300      52,325
Hilton Hotels Corp.........................................  49,000     836,063
Host Marriott Corp......................................... 112,300   1,424,806
Marriott International Incorporated New....................  13,400     319,925
McDonald's Corp. ..........................................  82,500   4,924,219
Promus Hotel Corporation New*..............................   4,127     113,750
Sodexho Marriott Services Incorporated*....................   1,425      42,750
Tricon Global Restaurants Inc.*............................   1,880      73,320
Wendy's International Inc..................................     700      15,531
                                                                    -----------
                                                                      7,868,139
                                                                    -----------
LEISURE TIME (0.9%)
Callaway Golf Co. .........................................   1,400      15,138
Carnival Cruise Lines Inc. ................................  88,100   2,802,681
Circus Circus Enterprises Inc.*............................     500       4,719
                                                                    -----------
                                                                      2,822,538
                                                                    -----------
International Game Technology..............................   5,900     109,519
Mirage Resorts Inc.*.......................................   4,300      72,025
Walt Disney Co............................................. 232,337   5,881,030
                                                                    -----------
                                                                      6,062,574
                                                                    -----------
                                                                     19,913,037
                                                                    -----------
ENERGY (2.2%)
DOMESTIC OIL (0.3%)
Atlantic Richfield Co. ....................................  21,600   1,532,250
Noble Affiliates Inc. .....................................  40,200   1,281,375
Pennzoil Co. ..............................................   1,100      38,569
                                                                    -----------
                                                                      2,852,194
                                                                    -----------
GAS EXPLORATION (0.1%)
Anadarko Petroleum Corp. ..................................   6,000     235,875
BJ Services Co.............................................   2,000      32,500
Enron Corp. ...............................................   1,000      52,812
Oryx Energy Co. ...........................................  85,600   1,107,450
                                                                    -----------
                                                                      1,428,637
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------ -----------
INTERNATIONAL OIL (0.9%)
British Petroleum Co., PLC ADR**............................ 24,000 $ 2,094,000
Chevron Corp. .............................................. 23,500   1,975,469
Exxon Corp. ................................................ 31,000   2,175,812
Shell Transport & Trading Plc ADR**......................... 88,000   3,206,500
                                                                    -----------
                                                                      9,451,781
                                                                    -----------
PETROLEUM SERVICES (0.9%)
Baker Hughes Inc............................................ 84,100   1,760,844
Diamond Offshore Drilling Inc. .............................  3,900     101,400
Ensco International Inc.....................................  6,100      65,956
Global Marine Inc.*.........................................  7,800      86,287
Halliburton Co. ............................................ 23,200     662,650
Nabors Industries Inc. .....................................  5,400      82,013
Noble Drilling Corp.*.......................................  5,800      85,550
Rowan Cos., Inc.*...........................................  3,400      38,038
Schlumberger Ltd. ADR**..................................... 44,250   2,226,328
Smith International Inc. ...................................  2,700      74,081
Total S A ADR**............................................. 58,000   3,517,500
Transocean Offshore Inc. ...................................  3,500     121,406
                                                                    -----------
                                                                      8,822,053
                                                                    -----------
                                                                     22,554,665
                                                                    -----------
FINANCE (7.6%)
BANKS (3.1%)
Bank of New York Co., Inc................................... 59,600   1,631,550
Bank One Corporation........................................ 31,600   1,346,950
BankAmerica Corp............................................ 69,600   4,184,700
Chase Manhattan Corp. ...................................... 94,200   4,074,150
Citicorp.................................................... 52,800   4,907,100
Fifth Third Bancorp. ....................................... 10,600     609,500
First Union Corp. .......................................... 24,600   1,259,213
MBNA Corp. ................................................. 24,000     687,000
Mellon Bank Corp. ..........................................  3,300     181,706
Mercantile BanCorporation Inc. ............................. 40,000   1,935,000
National Commerce Bancorp...................................  2,600      42,900
North Fork BanCorporation Inc. .............................  3,700      74,000
Northern Trust Corp. .......................................  3,800     259,350
Norwest Corp.*.............................................. 97,200   3,480,975
Oewen Financial Corp. ......................................  1,400      12,250
Providian Financial Corp. ..................................  4,400     373,175
Star Banc Corp. ............................................  5,100     337,238
Synovus Financial Corp. ....................................  8,000     158,000
Wells Fargo & Co............................................ 17,700   6,283,500
Zions Bancorp...............................................  4,900     199,981
                                                                    -----------
                                                                     32,038,238
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
FINANCIAL SERVICES (2.0%)
American Express Co. ......................................  21,300 $ 1,653,412
Amresco Inc................................................  99,500     746,250
Associates First Capital Corp..............................  41,698   2,720,794
Capital One Financial Corp. ...............................   3,700     382,950
Citigroup Inc. ............................................  17,750     665,625
Concord EFS Inc.*..........................................   6,200     160,038
Countrywide Credit Industries Inc. ........................     600      24,975
Federal Home Loan Mortgage Corp. .......................... 154,900   7,657,869
Federal National Mortgage Association......................  30,000   1,927,500
Household International Inc. .............................. 133,000   4,987,500
                                                                    -----------
                                                                     20,926,913
                                                                    -----------
INSURANCE (1.9%)
Aetna Inc. ................................................     800      55,600
Aflac Inc. ................................................   2,900      82,831
American Bankers Insurance Group Inc. .....................   1,000      42,500
American International Group Inc. ......................... 142,049  10,937,804
Cincinnati Financial Corp. ................................  88,887   2,733,275
Conseco Inc. ..............................................   6,657     203,455
Equifax Inc. ..............................................   8,400     299,775
Everest Reinsurance Holdings...............................     400      14,925
Foundation Health Systems Inc.*............................   3,100      29,062
General Reinsurance Corp. .................................  19,200   3,897,600
Medpartners Inc.*..........................................   9,900      32,175
MGIC Investment Corp. .....................................   6,800     250,750
Progressive Corp. .........................................   2,200     248,050
Provident Cos., Inc. ......................................     600      20,250
Sunamerica Inc. ...........................................   6,700     408,700
UNUM Corp. ................................................   1,700      84,469
                                                                    -----------
                                                                     19,341,221
                                                                    -----------
INVESTMENT COMPANIES (0.1%)
Charles Schwab Corp. ......................................  11,400     448,875
Franklin Resources Inc. ...................................   9,200     276,000
T. Rowe Price Associates Inc. .............................   6,600     193,875
                                                                    -----------
                                                                        918,750
                                                                    -----------
SAVINGS AND LOAN (0.5%)
H.F. Ahmanson & Co. .......................................  61,200   3,396,600
Sovereign Bancorp Inc. ....................................   2,500      33,281
Washington Mutual Inc. ....................................  60,050   2,026,688
                                                                    -----------
                                                                      5,456,569
                                                                    -----------
                                                                     78,681,691
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
GENERAL BUSINESS (7.6%)
BROADCASTING (1.0%)
A.H. Belo Corp. ...........................................     800 $    16,000
Cablevision Systems Corp.*.................................     600      25,912
CBS Corp. .................................................  19,100     463,175
Clear Channel Communications*..............................   9,700     460,750
Comcast Corp. .............................................  14,300     671,206
Hettel Broadcasting Corp.*.................................   2,800     105,700
Jacor Communications Inc.*.................................   1,200      60,750
Mediaone Group Incorporated*...............................  74,100   3,292,819
Sinclair Broadcast Group Inc.*.............................   1,400      22,750
Tele-Communications Inc.*..................................  31,174   1,219,683
Viacom Inc.*...............................................  32,800   1,902,400
Viacom Inc. Class A*.......................................  37,000   2,127,500
                                                                    -----------
                                                                     10,368,645
                                                                    -----------
BUSINESS SERVICES (4.1%)
America Online Inc.*.......................................  99,900  11,113,875
Apollo Group Inc.*.........................................   3,000      83,625
At Home Corp...............................................   2,800     134,050
Automatic Data Processing Inc..............................  94,100   7,033,975
Corrections Corp.*.........................................   5,000      67,813
Ecolab Inc.................................................   5,100     145,031
First Data Corp............................................  61,500   1,445,250
Fiserv Inc.*...............................................   4,400     202,675
Gartner Group Inc.*........................................   2,800      58,450
H&R Block Inc..............................................   5,200     215,150
Humana Inc.................................................   5,300      86,788
Ims Health Incorporated....................................   5,900     365,431
Interpublic Group of Cos., Inc.............................  34,250   1,847,359
Lamar Advertising Co.......................................   2,200      61,600
Manpower Inc...............................................   4,600      94,012
Modis Professional Services Incorporated*..................   5,800      84,463
Nokia Corp. ADR**.......................................... 152,000  11,922,500
Omnicom Group Inc..........................................   9,300     418,500
Outdoor Systems Inc.*......................................   3,500      68,250
Paychex Inc................................................  57,850   2,982,891
Quintiles Transnational Corp.*.............................  51,000   2,231,250
Robert Half International Inc.*............................   5,750     248,328
Sabre Group Holdings Inc.*.................................   1,700      51,000
Service Corp. International................................  12,100     385,687
Snyder Communications Inc.*................................   3,000     100,500
Stewart Enterprises Inc....................................   2,900      48,575
Sungard Data Systems Inc.*.................................   5,600     176,400
Viad Corp..................................................   3,700      99,206
Yahoo Inc.*................................................   3,900     505,050
                                                                    -----------
                                                                     42,277,684
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
COMMUNICATION SERVICES (1.1%)
Ascend Communications Inc.*................................  65,430 $ 2,977,065
Broadcom Corporation*......................................     500      35,500
Cox Communications Inc.*...................................   2,100     114,712
Level 3 Communications Incorporated*.......................   2,200      70,263
Nextel Communications Inc.*................................ 123,000   2,483,062
Northern Telecom Ltd. ADR**................................  19,300     617,600
Paging Network Inc.*.......................................   8,000      48,250
Tele Communications Inc.*.................................. 140,400   5,150,925
Univision Communications Inc.*.............................   2,200      65,450
                                                                    -----------
                                                                     11,562,827
                                                                    -----------
NEWSPAPERS (0.1%)
Dow Jones & Co., Inc.......................................     200       9,300
Gannett Co., Inc...........................................   6,400     342,800
New York Times Co..........................................     800      22,000
News Corp. Ltd. ADR**......................................  23,700     530,287
Tribune Co.................................................   3,400     171,063
                                                                    -----------
                                                                      1,075,450
                                                                    -----------
OFFICE FURNISHINGS & SUPPLIES (0.3%)
Avery Dennison Corp........................................  64,000   2,796,000
Herman Miller Inc..........................................   6,200     122,450
Hon Industries Inc.........................................   2,700      63,788
Ikon Office Solutions Inc..................................   2,200      15,813
Office Max Inc.............................................   3,600      35,325
Reynolds & Reynolds Co.....................................   4,600      81,937
                                                                    -----------
                                                                      3,115,313
                                                                    -----------
PUBLISHING (1.0%)
Dun & Bradstreet Corporation Delaware......................   2,600      70,200
McGraw-Hill Inc............................................     900      71,325
Meredith Corp..............................................   2,200      70,400
Reader's Digest Association Inc............................   1,400      26,775
Time Warner Inc............................................ 108,400   9,491,775
Time Mirror Co.............................................   3,900     207,188
                                                                    -----------
                                                                      9,937,663
                                                                    -----------
                                                                     78,337,582
                                                                    -----------
MISCELLANEOUS (4.1%)
CONGLOMERATES (1.7%)
Cendant Corporation*.......................................  46,821     544,294
Grace W R & Company Delaware New...........................  65,500     814,656
Harcourt General Inc.......................................   1,000      48,375
Textron Inc................................................  49,100   2,976,688
Tyco International Ltd..................................... 234,200  12,939,550
                                                                    -----------
                                                                     17,323,563
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
MISCELLANEOUS (2.4%)
Beckman Coulter Incorporated                                    800 $    41,300
Bjs. Wholesale Club Incorporated...........................   1,200      44,100
Blyth Industries Inc.......................................   1,800      49,388
Boston Properties Inc......................................   2,200      62,700
Capstar Broadcasting Corporation*..........................   2,000      30,875
Chancellor Media Corporation*..............................   6,800     226,950
Commscope Incorporated*....................................       1          12
Edwards J D & Company*.....................................   1,800      86,400
FDX Corporation*...........................................     500      22,563
First Health Group Corporation*............................  46,800   1,134,900
Galileo International Inc..................................   3,200     120,800
General Instrument Corporation Delaware*...................   3,500      75,687
General Mtrs Corporation...................................  82,000   3,018,625
Global Telesystems Group Incorporated*.....................   3,400     114,750
Hartford Life Inc..........................................   1,100      46,475
HCR Manor Care Incorporated*...............................   3,100      90,869
Hearst Argyle Television Incorporated......................   2,500      83,437
Keyspan Energy.............................................  48,900   1,402,819
Leap Wireless International Incorporated*..................     675       3,164
LHS Group Inc.*............................................   1,100      53,419
Lucasvarity Pic ADR**...................................... 120,300   3,759,375
Meritor Automotive Incorporated............................   2,600      39,163
Meyer Fred Incorporated Delaware New*......................  29,200   1,135,150
National Oilwell Inc.*.....................................   1,200      14,850
Nationwide Financial Services Inc..........................     300      13,631
Nextlink Communications Incorporated*......................   3,700      86,487
Ocean Energy Incorporated*.................................   3,500      45,938
Panamsat Corporation New*..................................   2,200      90,337
Polo Ralph Lauren Corporation*.............................   2,300      45,856
Primedia Incorporated*.....................................   5,100      55,462
Qwest Communications International Inc.*...................   2,530      79,221
R & B Falcon Corporation*..................................   7,900      94,800
Reltec Corporation*........................................   3,600      53,100
Service Master Company.....................................  16,000     350,000
SLM Holding Corp........................................... 224,900   7,295,194
Solutia Incorporated.......................................  41,700     940,856
Starwood Financial Trust Maryland..........................   2,800     156,800
Tele Communications Inc.*..................................  11,000     197,312
United States Office Prods Company*........................     600       4,875
US Bancorp................................................. 105,400   3,748,287
Weatherford International Incorporated New*................   3,955      85,527
Young & Rubicam Incorporated*..............................   1,600      45,400
                                                                    -----------
                                                                     25,046,854
                                                                    -----------
                                                                     42,370,417
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
SHELTER (0.1%)
CONSTRUCTION MATERIALS (0.1%)
Fastenal Co................................................   2,100 $    52,500
Masco Corp.................................................  11,600     285,650
Southdown Inc..............................................   1,000      45,000
USG Corp...................................................   1,100      47,575
                                                                    -----------
                                                                        430,725
                                                                    -----------
HOMEBUILDERS (0.0%)
Catellus Development Corp.*................................   3,500      45,500
Rouse Co...................................................     700      18,856
                                                                    -----------
                                                                         64,356
                                                                    -----------
                                                                        495,081
                                                                    -----------
TECHNOLOGY (20.1%)
AEROSPACE (0.8%)
Allied Signal Inc..........................................  36,000   1,273,500
Boeing Co..................................................  89,050   3,055,528
Computer Sciences Corp.....................................   8,700     474,150
Gulfstream Aerospace Corp.*................................   4,900     197,225
Orbital Sciences Corp.*....................................   2,100      58,931
Sundstrand Corp............................................   3,700     171,588
United Technologies Corp...................................  40,100   3,065,144
                                                                    -----------
                                                                      8,296,066
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT (7.6%)
3COM Corp.*................................................  72,700   2,185,544
Cabletron Systems Inc.*....................................   2,400      27,000
Ceridian Corp.*............................................   3,600     206,550
Cisco Systems Inc.*........................................ 402,450  24,876,441
Citrix Systems Inc.*.......................................   2,400     170,400
Compaq Computer Corp....................................... 350,000  11,068,750
Dell Computer Corp.*....................................... 278,800  18,331,100
Diebold Inc................................................   2,200      48,400
EMC Corp.*................................................. 108,000   6,176,250
Fore Systems*..............................................   4,400      73,150
Gateway 2000 Inc.*.........................................  64,700   3,372,487
Hewlett Packard Co.........................................  28,200   1,492,837
IBM Corp...................................................  17,400   2,227,200
Ingram Micro Inc.*.........................................   2,500     133,906
Netscape Communications Corp...............................   3,241      70,897
Pitney Bowes Inc...........................................  13,800     725,362
Pixar*.....................................................   1,000      39,125
Quantum Corp.*.............................................   5,000      79,375
Seagate Technology*........................................   5,000     125,313
Sterling Commerce Inc.*....................................   5,200     180,050
Storage Technology Corp.*..................................   4,800     122,100
Sun Microsystems Inc.*.....................................  20,800   1,036,100
Symbol Technologies Inc....................................   2,800     143,675
Tandy Corp.................................................   5,200     278,200
Tech Data Corp.............................................   1,800      90,113
Western Digital Corp.*.....................................   3,500      37,625
Xerox Corp.................................................  65,300   5,534,175
                                                                    -----------
                                                                     78,852,125
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES     VALUE
                                                            ------- -----------
ELECTRONICS (6.9%)
Adaptec Inc.*..............................................   2,900 $    27,550
ADC Telecommunications Inc.*...............................   7,400     156,325
Advanced Fibre Communications*.............................   3,300      22,688
Advanced Micro Devices Inc.*...............................   1,100      20,419
Altera Corp.*..............................................   4,900     172,112
Analog Devices Inc.*.......................................   8,000     128,500
Andrew Corp.*..............................................   4,500      59,625
Applied Materials Inc.*.................................... 226,300   5,714,075
Avnet Inc..................................................     100       3,681
Boston Scientific Corp.*...................................  85,700   4,402,837
Cambridge Technology Partners Inc.*........................   2,600      58,013
Ciena Corp.*...............................................   5,600      80,150
Comverse Technology Inc.*..................................   2,000      81,750
Electronic Data Systems Corp...............................   2,500      82,969
Ericsson L.M Telefon Co ADR**..............................  70,200   1,289,925
Honeywell Inc..............................................   2,000     128,125
Intel Corp................................................. 353,100  30,278,325
KLA Instruments Corp.*.....................................  99,400   2,472,575
Lexmark International Group Inc.*..........................   3,800     263,387
Linear Technology Corp.....................................   4,200     210,000
Loral Space & Communications Ltd.*.........................  82,100   1,210,975
LSI Logic Corp.............................................   3,100      39,138
Lucent Technologies Inc.................................... 237,200  16,381,625
Maxim Integrated Products Inc.*............................   6,600     183,975
Micron Technology Inc......................................   2,400      73,050
Molex Inc..................................................   1,000      29,000
Motorola Inc...............................................  56,100   2,394,769
National Semiconductor Corp.*..............................   1,600      15,500
Perkin-Elmer Corp..........................................   2,900     199,194
Qualcomm Inc.*.............................................   2,700     129,431
SCI Systems Inc.*..........................................   2,700      72,731
Scientific Atlanta Inc.....................................   2,900      61,263
Tellabs Inc.*..............................................   9,000     358,312
Teradyne Inc.*.............................................  92,000   1,679,000
Texas Instruments Inc......................................  55,100   2,906,525
Uniphase Corp.*............................................   2,200      90,200
Vitesse Semiconductor Corp.*...............................   3,300      77,962
Xilinx Inc.*...............................................   3,700     129,500
                                                                    -----------
                                                                     71,685,181
                                                                    -----------
SOFTWARE (4.8%)
Adobe Systems Inc..........................................   1,400      48,563
Autodesk Inc. .............................................   2,500      65,625
BMC Software Inc.*.........................................  50,000   3,003,125
Cadence Design Systems Inc.*...............................  11,800     301,638
Ciber Inc.*................................................   2,500      50,469
Computer Associates International Inc. ....................  67,600   2,501,200
Compuware Corp.*...........................................   8,900     523,987
Electronic Arts*...........................................   3,300     144,788
HBO & Co...................................................  76,500   2,208,937
I2 Technologies Inc.*......................................     100       1,419
Intuit*....................................................   2,100      97,781

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                           SHARES     VALUE
                                                           ------- ------------
Keane Inc.*...............................................   3,600 $    126,450
Learning Co. Inc.* .......................................   2,400       47,550
Microsoft Corp.*.......................................... 326,200   35,902,387
Networks Assocs Inc.*.....................................   5,850      207,675
Novell Inc.*..............................................   3,200       39,200
Oracle Corp.*.............................................  41,450    1,207,231
Parametric Technology Corp.*..............................  14,900      149,931
PeopleSoft Inc.*..........................................  52,100    1,699,762
PLATINUM Technology Inc.*.................................   4,200       75,600
Shared Medical Systems Corp. .............................   1,900      101,056
Siebel Systems Inc. ......................................   3,700      106,144
Solectron Corp.*..........................................   5,900      283,200
Sterling Software Inc.*...................................     700       19,294
Synopsys Inc.*............................................   3,400      113,263
Veritas Software Co.*.....................................   3,100      171,275
                                                                   ------------
                                                                     49,197,550
                                                                   ------------
                                                                    208,030,922
                                                                   ------------
TRANSPORTATION (0.1%)
RAILROADS & EQUIPMENT (0.1%)
Kansas City Southern Industries Inc.......................   6,500      227,500
Wisconsin Central Transportation Corp.*...................  33,100      463,400
                                                                   ------------
                                                                        690,900
                                                                   ------------
TRUCKING & FREIGHT FORWARDING (0.0%)
Hertz Corporation.........................................     900       37,238
Pittston Brink's Group....................................   1,200       42,000
Tidewater Inc.............................................   2,500       51,875
                                                                   ------------
                                                                        131,113
                                                                   ------------
                                                                        822,013
                                                                   ------------
UTILITIES (4.2%)
ELECTRIC UTILITIES (0.2%)
Calenergy Inc.*...........................................     200        5,300
Northeast Utilities....................................... 114,300    1,914,525
                                                                   ------------
                                                                      1,919,825
                                                                   ------------
GAS & PIPELINE UTILITIES (0.6%)
Cooper Cameron Corp.*.....................................   2,500       70,313
Sonat Inc.................................................     400       11,950
KN Energy Inc.............................................  48,000    2,460,000
Williams Cos., Inc........................................ 114,400    3,289,000
                                                                   ------------
                                                                      5,831,263
                                                                   ------------
TELEPHONE (3.4%)
Airtouch Communications*.................................. 111,800    6,372,600
Alltel Corp...............................................   3,900      184,763
AT&T Corp.................................................  33,491    1,957,130
Bell Atlantic Corp........................................   4,400      213,125
Cincinnati Bell Inc. .....................................   7,600      197,600
Frontier Corp.............................................   7,500      205,312
GTE Corp..................................................   9,100      500,500
Intermedia Commerce of Florida ...........................   2,700       66,319

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               GROWTH EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                      SHARES        VALUE
                                                    ---------- ---------------
MCI Worldcom Incorporated..........................    370,121      18,089,664
SBC Communications Inc.............................     67,400       2,995,087
Sprint Corp........................................     70,900       5,104,800
Telephone & Data Systems Inc.......................      1,500          52,313
                                                               ---------------
                                                                    35,939,213
                                                               ---------------
                                                                    43,690,301
                                                               ---------------
TOTAL COMMON STOCK (cost $781,793,553).............              1,007,195,785
                                                               ---------------
PREFERRED STOCK (0.1%)
CONSUMER SERVICES (0.1%)
AIR TRAVEL (0.1%)
Sealed Air Corporation New Preferred Convertible
Series A 2.00
(cost $1,830,562)..................................     36,765       1,328,136
                                                               ---------------
REAL ESTATE INVESTMENT TRUST (0.0%)
MISCELLANEOUS (0.0%)
REAL ESTATE (0.0%)
Meditrust (cost $202,928)..........................      7,327         125,017
                                                               ---------------
TOTAL INVESTMENT SECURITIES (cost $820,208,001)....              1,008,648,938
                                                               ---------------
                                                      UNITS
                                                    ----------
SHORT TERM INVESTMENTS (COST $30,055,253) (2.9%)
State Street Bank Yield Enhanced Short Term
 Investment Fund................................... 30,055,253      30,055,253
                                                               ---------------
TOTAL .............................................                 30,055,253
                                                               ---------------
TOTAL INVESTMENTS (COST $850,263,255) (100.3%) ....              1,038,704,191
Liabilities less Other Assets (-0.3%)..............                 (3,001,820)
                                                               ---------------
NET ASSETS (100.00%)                                           $ 1,035,702,371
                                                               ===============

--------
 *Non-income producing security.
** An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments:
  State Street Global Advisors Flagship S&P 500 Index Fund, at
   value (cost $152,709,363 and units 838,052)....................  $141,429,658
  State Street Global Advisors Russell Special Small Company
   Common Trust at value (cost $34,916,007 and units 2,246,193)...    36,010,965
Cash..............................................................       361,980
                                                                    ------------
  Total Assets....................................................   177,802,603
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................       361,980
Payable for fund units redeemed...................................     1,017,676
State Street Bank and Trust Company--program fee payable..........        47,572
Trustee, management and administration fees payable...............        21,760
American Bar Retirement Association--program fee payable..........         6,910
Other accruals....................................................         8,219
                                                                    ------------
  Total Liabilities...............................................     1,464,117
                                                                    ------------
NET ASSETS (equivalent to $22.37 per unit based on 7,882,973 units outstanding).....................................................  $176,338,486
                                                                    ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INVESTMENT INCOME
  Dividends....................................................... $    334,419
                                                                   ------------
    Total investment income.......................................      334,419
                                                                   ------------
EXPENSES
  State Street Bank and Trust Company--program fee................      440,275
  American Bar Retirement Association--program fee................       64,201
  Trustee, management and administration fees.....................      204,367
  Other expenses and taxes........................................       48,997
  Amortization of organization expenses...........................       21,923
                                                                   ------------
    Total expenses................................................      779,763
                                                                   ------------
Net investment loss...............................................     (445,344)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain...............................................   51,584,124
  Change in net unrealized appreciation...........................  (50,203,051)
                                                                   ------------
    Net realized and unrealized gain on investments...............    1,381,073
                                                                   ------------
Net increase in net assets resulting from operations.............. $    935,729
                                                                   ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment loss....................................     $   (445,344)
  Net realized gain on investments.......................       51,584,124
  Net change in unrealized appreciation on investments...      (50,203,051)
                                                              ------------
  Net increase in net assets resulting from operations...          935,729
                                                              ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       33,738,085
  Cost of units redeemed.................................      (12,044,471)
                                                              ------------
  Net increase in net assets resulting from unitholder
   transactions..........................................       21,693,614
                                                              ------------
    Net increase in net assets...........................       22,629,343
NET ASSETS
  Beginning of period....................................      153,709,143
                                                              ------------
  End of period..........................................     $176,338,486
                                                              ============
NUMBER OF UNITS
  Outstanding--beginning of period.......................        6,971,219
    Sold.................................................        1,426,513
    Redeemed.............................................         (514,759)
                                                              ------------
  Outstanding--end of period.............................        7,882,973
                                                              ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               INDEX EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................       $   0.04
Expenses..................................................          (0.10)
                                                                 --------
Net investment loss.......................................          (0.06)
Net realized and unrealized gain on investments...........           0.38
                                                                 --------
Net increase in unit value................................           0.32
Net asset value at beginning of period....................          22.05
                                                                 --------
Net asset value at end of period..........................         $22.37
                                                                 ========
Ratio of expenses to average net assets**.................           0.57 %
Ratio of net investment loss to average net assets**......          (0.33)%
Portfolio turnover*** ****................................          89.52 %
Total return****..........................................           1.45 %
Net assets at end of period (in thousands)................       $176,338

--------
   *Calculations prepared using the monthly average number of units outstanding during the period.
  **Annualized
 *** Reflects purchases and sales of shares of the collective investment funds in which the fund invests, rather than turnover of the underlying portfolio of such collective investment funds.
****Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments:
  PIMCO Total Return Fund, at value
   (cost $74,491,646 and shares 7,035,221)........................  $ 78,020,605
  Masterworks Bond Index Fund, at value
   (cost $36,431,995 and shares 3,772,817)........................    38,294,094
Receivable for fund units sold....................................       375,745
Dividends and interest receivable.................................       579,677
                                                                    ------------
  Total Assets....................................................   117,270,121
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................       955,313
State Street Bank and Trust Company--program fee payable..........        30,972
Trustee, management and administration fees payable...............         9,433
American Bar Retirement Association--program fee payable..........         4,513
Other accruals....................................................         7,318
                                                                    ------------
  Total Liabilities...............................................     1,007,549
                                                                    ------------
NET ASSETS (equivalent to $12.98 per unit based on 8,959,398 units outstanding).....................................................  $116,262,572
                                                                    ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INVESTMENT INCOME
  Dividends.......................................................... $4,688,938
  Interest...........................................................         92
                                                                      ----------
    Total investment income..........................................  4,689,030
                                                                      ----------
EXPENSES
  State Street Bank and Trust Company--program fee...................    245,299
  American Bar Retirement Association--program fee...................     35,770
  Trustee, management and administration fees........................     76,303
  Other expenses and taxes...........................................     29,627
  Amortization of organization expenses..............................     10,300
                                                                      ----------
    Total expenses...................................................    397,299
                                                                      ----------
Net investment income................................................  4,291,731
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain..................................................    303,072
  Change in net unrealized appreciation..............................  4,509,439
                                                                      ----------
    Net realized and unrealized gain on investments..................  4,812,511
                                                                      ----------
Net increase in net assets resulting from operations................. $9,104,242
                                                                      ==========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment income..................................     $  4,291,731
  Net realized gain on investments.......................          303,072
  Net change in unrealized appreciation on investments...        4,509,439
                                                              ------------
  Net increase in net assets resulting from operations...        9,104,242
                                                              ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       34,251,315
  Cost of units redeemed.................................       (9,827,468)
                                                              ------------
  Net increase in net assets resulting from unitholder
   transactions..........................................       24,423,847
                                                              ------------
    Net increase in net assets...........................       33,528,089
NET ASSETS
  Beginning of period....................................       82,734,483
                                                              ------------
  End of period..........................................     $116,262,572
                                                              ============
NUMBER OF UNITS
  Outstanding--beginning of period.......................        6,945,554
    Sold.................................................        2,807,265
    Redeemed.............................................         (793,421)
                                                              ------------
  Outstanding--end of period.............................        8,959,398
                                                              ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                             INTERMEDIATE BOND FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................       $   0.52
Expenses..................................................          (0.04)
                                                                 --------
Net investment income.....................................           0.48
Net realized and unrealized gain on investments...........           0.59
                                                                 --------
Net increase in unit value................................           1.07
Net asset value at beginning of period....................          11.91
                                                                 --------
Net asset value at end of period..........................         $12.98
                                                                 ========
Ratio of expenses to average net assets**.................           0.52%
Ratio of net investment income to average net assets**....           5.61%
Portfolio turnover*** **** ...............................          14.07%
Total return****..........................................           8.98%
Net assets at end of period (in thousands)................       $116,263

--------
   *Calculations prepared using the monthly average number of units outstanding during the period.
  **Annualized
 *** Reflects purchases and sales of shares of the registered investment companies in which the fund invests, rather than turnover of the underlying portfolio of such registered investment companies.
****Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments:
  T. Rowe Price International Stock Fund, at value
   (cost $66,314,202 and shares 4,551,169)......................... $59,938,891
Receivable for fund units sold.....................................   1,431,951
Other Assets.......................................................      33,482
                                                                    -----------
  Total Assets.....................................................  61,404,324
                                                                    -----------
LIABILITIES
Payable for investments purchased..................................   1,431,950
State Street Bank and Trust Company--program fee payable...........      16,362
Trustee, management and administration fees payable................       3,539
American Bar Retirement Association--program fee payable...........       2,552
Other accruals.....................................................       4,410
                                                                    -----------
  Total Liabilities................................................   1,458,813
                                                                    -----------
NET ASSETS (equivalent to $17.82 per unit based on 3,363,250 units outstanding)...................................................... $59,945,511
                                                                    ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
INVESTMENT INCOME
  Other income...........................................      $    53,837
                                                               -----------
    Total investment income..............................           53,837
                                                               -----------
EXPENSES
  State Street Bank and Trust Company--program fee.......          156,106
  American Bar Retirement Association--program fee.......           22,763
  Trustee, management and administration fees............           33,360
  Other expenses and taxes...............................           19,277
  Amortization of organization expenses..................            5,961
                                                               -----------
    Total expenses.......................................          237,467
                                                               -----------
Net investment loss......................................         (183,630)
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain......................................          140,408
  Change in net unrealized appreciation..................       (1,394,774)
                                                               -----------
    Net realized and unrealized loss on investments......       (1,254,366)
                                                               -----------
Net decrease in net assets resulting from operations.....      $(1,437,996)
                                                               ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment loss....................................     $   (183,630)
  Net realized gain on investments.......................          140,408
  Net change in unrealized appreciation on investments...       (1,394,774)
                                                              ------------
  Net decrease in net assets resulting from operations...       (1,437,996)
                                                              ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       58,018,895
  Cost of units redeemed.................................      (55,632,336)
                                                              ------------
  Net increase in net assets resulting from unitholder
   transactions..........................................        2,386,559
                                                              ------------
    Net increase in net assets...........................          948,563
NET ASSETS
  Beginning of period....................................       58,996,947
                                                              ------------
  End of period..........................................     $ 59,945,510
                                                              ============
NUMBER OF UNITS
  Outstanding--beginning of period.......................        3,239,192
    Sold.................................................        2,908,930
    Redeemed.............................................       (2,784,872)
                                                              ------------
  Outstanding--end of period.............................        3,363,250
                                                              ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                           INTERNATIONAL EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................        $  0.02
Expenses..................................................          (0.07)
                                                                  -------
Net investment loss.......................................          (0.05)
Net realized and unrealized loss on investments...........          (0.34)
                                                                  -------
Net decrease in unit value................................          (0.39)
Net asset value at beginning of period....................          18.21
                                                                  -------
Net asset value at end of period..........................        $ 17.82
                                                                  =======
Ratio of expenses to average net assets**.................           0.49 %
Ratio of net investment loss to average net assets**......          (0.38)%
Portfolio turnover*** ****................................          87.03 %
Total return****..........................................          (2.14)%
Net assets at end of period (in thousands)................        $59,946

--------
  * Calculations prepared using the monthly average number of units outstanding during the period.
 ** Annualized
 *** Reflects purchases and sales of shares of the registered investment company in which the fund invests, rather than turnover of the underlying portfolio of such registered investment company.
**** Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

ASSETS
Investments:
 State Street Bank ABA Members/Pooled Stable Asset Fund Trust at
 value
 (cost $622,229,249).............................................. $662,229,249
Interest receivable...............................................    3,320,668
Receivable for fund units sold....................................      696,728
Other assets......................................................           90
                                                                   ------------
  Total Assets....................................................  666,246,735
                                                                   ------------
LIABILITIES
State Street Bank and Trust Company--program fee payable..........      191,983
Trustee, management, and administration fees payable..............      115,932
American Bar Retirement Association--program fee payable..........       29,310
Other accruals....................................................       47,995
                                                                   ------------
  Total Liabilities...............................................      385,220
                                                                   ------------
NET ASSETS (equivalent to $1.00 per unit based on 665,861,515 units outstanding)............................................... $665,861,515
                                                                   ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INTEREST INCOME.................................................... $29,026,358
                                                                    -----------
EXPENSES
  State Street Bank and Trust Company--program fee.................   1,544,800
  American Bar Retirement Association--program fee.................     225,273
  Trustee, management and administration fees......................     959,797
  Other expenses and taxes.........................................     154,405
  Amortization of organization expenses............................      94,180
                                                                    -----------
    Total expenses.................................................   2,978,455
                                                                    -----------
    Net investment income and net increase in net assets resulting from operations............................................... $26,047,903
                                                                    ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment income and net increase in net assets
   resulting from operations.............................     $  26,047,903
                                                              -------------
  Reinvestment of net investment income..................       (26,047,903)
                                                              -------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       126,320,346
  Units issued in connection with reinvestment of net
   investment income.....................................        26,047,903
  Cost of units redeemed.................................      (121,071,555)
                                                              -------------
  Net increase in net assets resulting from unitholder
   transactions..........................................        31,296,693
                                                              -------------
    Net increase in net assets...........................        31,296,693
                                                              -------------
NET ASSETS
  Beginning of period....................................       634,564,821
                                                              -------------
  End of period..........................................     $ 665,861,515
                                                              =============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                            STABLE ASSET RETURN FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................        $ 0.044
Expenses..................................................         (0.004)
                                                                  -------
Net investment income.....................................          0.040
Reinvestment of net investment income.....................         (0.040)
                                                                  -------
Net increase in unit value................................           0.00
Net asset value at beginning of period....................           1.00
                                                                  -------
Net asset value at end of period..........................        $  1.00
                                                                  =======
Ratio of expenses to average net assets**.................           0.63%
Ratio of net investment income to average net assets**....           5.47%
Net assets at end of period (in thousands)................        665,862

--------
 * Calculations prepared using the monthly average number of units outstanding during the period.
** Annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED

                                                              SEPTEMBER 30, 1998
                                                              ------------------
ASSETS
Investments, at value (cost $111,808,877)...................     $125,146,820
Cash........................................................            2,845
Receivable for fund units sold..............................           70,977
Dividends and interest receivable...........................          233,897
                                                                 ------------
  Total Assets..............................................      125,454,539
                                                                 ------------
LIABILITIES
Payable for investments purchased...........................          407,044
Payable for fund units redeemed.............................          273,588
Investment advisory fee payable.............................           69,261
State Street Bank and Trust Company--program fee payable....           33,337
Trustee, management, and administration fees payable........            7,245
American Bar Retirement Association--program fee payable....            4,852
Other accruals..............................................            9,527
                                                                 ------------
  Total Liabilities.........................................          804,854
                                                                 ------------
NET ASSETS (equivalent to $19.89 per unit based on 6,267,013
 units outstanding).........................................     $124,649,685
                                                                 ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                            STATEMENT OF OPERATIONS

              FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998

                                   UNAUDITED

INVESTMENT INCOME
  Dividends...................................................... $  1,718,148
  Interest.......................................................      494,058
                                                                  ------------
    Total investment income......................................    2,212,206
                                                                  ------------
EXPENSES
  Investment advisory fee........................................      318,304
  State Street Bank and Trust Company--program fee...............      317,728
  American Bar Retirement Association--program fee...............       46,331
  Trustee, management and administration fees....................       67,902
  Other expenses and taxes.......................................       33,922
  Amortization of organization expenses..........................       15,871
                                                                  ------------
    Total expenses...............................................      800,058
                                                                  ------------
Net investment income............................................    1,412,148
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain..............................................    7,067,094
  Change in net unrealized appreciation..........................  (10,911,386)
                                                                  ------------
    Net realized and unrealized loss on investments..............   (3,844,292)
                                                                  ------------
Net decrease in net assets resulting from operations............. $ (2,432,144)
                                                                  ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   UNAUDITED

                                                             FOR THE PERIOD
                                                             JANUARY 1, 1998
                                                          TO SEPTEMBER 30, 1998
                                                          ---------------------
FROM OPERATIONS
  Net investment income..................................     $  1,412,148
  Net realized gain on investments.......................        7,067,094
  Net change in unrealized appreciation on investments...      (10,911,386)
                                                              ------------
  Net decrease in net assets resulting from operations...       (2,432,144)
                                                              ------------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued.............................       25,478,182
  Cost of units redeemed.................................      (11,498,997)
                                                              ------------
  Net increase in net assets resulting from unitholder
   transactions..........................................       13,979,185
                                                              ------------
    Net increase in net assets...........................       11,547,041
NET ASSETS
  Beginning of period....................................      113,102,644
                                                              ------------
  End of period..........................................     $124,649,685
                                                              ============
NUMBER OF UNITS
  Outstanding--beginning of period.......................        5,624,404
    Sold.................................................        1,186,412
    Redeemed.............................................         (543,803)
                                                              ------------
  Outstanding--end of period.............................        6,267,013
                                                              ============

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                               VALUE EQUITY FUND

                       SELECTED PER-UNIT DATA AND RATIOS

                                   UNAUDITED

For a unit outstanding throughout the period:*
                                                              FOR THE PERIOD
                                                              JANUARY 1, 1998
                                                           TO SEPTEMBER 30, 1998
                                                           ---------------------
Investment income.........................................       $   0.35
Expenses..................................................          (0.13)
                                                                 --------
Net investment income.....................................           0.22
Net realized and unrealized loss on investments...........          (0.44)
                                                                 --------
Net decrease in unit value................................          (0.22)
Net asset value at beginning of period....................          20.11
                                                                 --------
Net asset value at end of period..........................       $  19.89
                                                                 ========
Ratio of expenses to average net assets**.................           0.81 %
Ratio of net investment income to average net assets**....           1.43 %
Portfolio turnover***.....................................          21.06 %
Total return***...........................................          (1.09)%
Average commissions rate***...............................       $ 0.0567
Net assets at end of period (in thousands)................       $124,650

--------
  * Calculations prepared using the monthly average number of units outstanding during the period.
 ** Annualized
*** Not annualized

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------ -----------
COMMON STOCK (97.1%)
BASIC INDUSTRIES (10.2%)
ALUMINUM (0.8%)
Alcan Aluminum Ltd. ADR**................................... 25,700 $   602,344
Aluminum Co. of America.....................................  4,846     344,066
                                                                    -----------
                                                                        946,410
                                                                    -----------
CHEMICALS  (4.4%)
B.F. Goodrich Co. .......................................... 22,500     735,469
Cabot Corp. ................................................ 11,100     276,806
Dow Chemical Co. ...........................................  9,700     828,744
E.I. Du Pont de Nemours & Co. ..............................  2,200     123,475
Eastman Chemical Co. ....................................... 11,400     574,988
FMC Corp.*..................................................  2,900     149,531
Great Lakes Chemical Corp. .................................  8,400     326,550
Hercules Inc. .............................................. 15,200     456,950
Millenium Chemicals Inc. ADR **............................. 20,600     383,675
Nalco Chemical Co. ......................................... 16,600     489,700
Sigma Aldrich Corp. ........................................ 25,700     742,087
Union Carbide Corp. ........................................  8,200     353,625
                                                                    -----------
                                                                      5,441,600
                                                                    -----------
CONTAINERS & GLASS (0.4%)
Temple Inland Inc. ......................................... 11,500     550,563
                                                                    -----------
PAPER (4.7%)
Boise Cascade Corp. ........................................ 20,000     506,250
Champion International Corp. ............................... 19,400     607,462
Consolidated Papers Inc. ................................... 21,400     537,675
International Paper Co. .................................... 17,600     820,600
Kimberly-Clark Corp. ....................................... 17,700     716,850
Mead Corp. ................................................. 19,600     576,975
Minnesota Mining & Manufacturing Co. .......................  2,400     176,850
Potlatch Corp. ............................................. 10,200     347,438
Union Camp Corp. ...........................................  9,200     362,250
Westvaco Corp. ............................................. 17,000     408,000
Willamette Industries Inc. ................................. 26,600     763,087
                                                                    -----------
                                                                      5,823,437
                                                                    -----------
                                                                     12,762,010
                                                                    -----------
CAPITAL GOODS (4.2%)
CONSTRUCTION & MINING EQUIPMENT (0.3%)
Foster Wheeler Corp. ....................................... 13,900     191,125
Harnischfeger Industries Inc. .............................. 17,800     200,250
                                                                    -----------
                                                                        391,375
                                                                    -----------
ELECTRICAL EQUIPMENT (2.4%)
Arrow Electronics Inc. ..................................... 13,400     175,875
General Electric Co. ....................................... 34,700   2,760,819
                                                                    -----------
                                                                      2,936,694
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------ -----------
INDUSTRIAL MACHINERY (0.9%)
Briggs & Stratton Corp. ....................................  9,100 $   374,238
Cummins Engine Co., Inc. ................................... 14,100     419,475
Ingersoll Rand Co. .........................................  9,900     375,581
                                                                    -----------
                                                                      1,169,294
                                                                    -----------
POLLUTION CONTROL (0.6%)
Browning Ferris Industries Inc. ............................ 23,000     695,750
                                                                    -----------
                                                                      5,193,113
                                                                    -----------
CONSUMER BASICS (16.1%)
DRUGS & HEALTH CARE (10.1%)
Abbott Laboratories......................................... 18,400     799,250
American Home Products Corp. ...............................  8,700     455,662
Bausch & Lomb Inc. .........................................  6,500     255,938
Bristol-Myers Squibb Co. ................................... 10,600   1,101,075
C.R. Bard Inc............................................... 12,200     449,875
Columbia/HCA Healthcare Corp................................ 19,450     390,216
Eli Lilly & Co..............................................    800      62,650
Johnson & Johnson........................................... 32,000   2,504,000
Mallinckrodt Inc............................................ 23,000     467,187
Merck & Co., Inc............................................ 10,000   1,295,625
Pacificare Health Systems*..................................  4,800     357,600
Pfizer Inc.................................................. 15,700   1,663,219
Pharmacia & Upjohn Inc...................................... 18,800     943,525
Schering-Plough Corp........................................  5,000     517,812
SmithKline Beecham PLC ADR** ............................... 11,400     624,150
Tenet Healthcare Corp.*..................................... 25,400     730,250
                                                                    -----------
                                                                     12,618,034
                                                                    -----------
FOOD & BEVERAGES (2.5%)
Archer Daniels Midland Co................................... 46,345     776,283
Coca Cola Co................................................ 22,100   1,273,512
H.J. Heinz Co...............................................  5,800     296,525
PepsiCo Inc................................................. 15,400     453,338
Supervalu Inc............................................... 12,000     279,750
                                                                    -----------
                                                                      3,079,408
                                                                    -----------
HOUSEHOLD PRODUCTS (0.3%)
Procter & Gamble Co.........................................  6,000     425,625
                                                                    -----------
RETAIL GROCERY (0.8%)
Albertson's Inc............................................. 14,700     795,638
Great Atlantic & Pacific Tea Co., Inc....................... 10,300     249,775
                                                                    -----------
                                                                      1,045,413
                                                                    -----------
TOBACCO (2.4%)
Philip Morris Cos., Inc..................................... 52,500   2,418,281
RJR Nabisco Holdings Corp................................... 20,300     511,306
                                                                    -----------
                                                                      2,929,587
                                                                    -----------
                                                                     20,098,067
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                              SHARES   VALUE
                                                              ------ ----------
CONSUMER DURABLE GOODS (4.1%)
AUTOMOBILES (1.6%)
Ford Motor Co................................................ 31,400 $1,473,838
PACCAR Inc................................................... 12,700    523,081
                                                                     ----------
                                                                      1,996,919
                                                                     ----------
AUTO PARTS (0.9%)
Dana Corp.................................................... 13,800    514,912
Genuine Parts Co............................................. 18,700    562,169
                                                                     ----------
                                                                      1,077,081
                                                                     ----------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS (0.3%)
Whirlpool Corp...............................................  8,800    413,600
                                                                     ----------
MOBILE HOMES (0.1%)
Fleetwood Enterprises Inc....................................  6,100    184,144
                                                                     ----------
TIRES & RUBBER (1.2%)
Cooper Tire & Rubber Co...................................... 26,000    468,000
Goodyear Tire & Rubber Co.................................... 19,100    981,262
                                                                     ----------
                                                                      1,449,262
                                                                     ----------
                                                                      5,121,006
                                                                     ----------
CONSUMER NON-DURABLES (7.8%)
APPAREL & TEXTILES (1.1%)
Reebok International Ltd..................................... 19,800    268,538
Russell Corp................................................. 12,800    336,000
Springs Industries Inc.......................................  2,600     90,350
VF Corp...................................................... 17,900    664,537
                                                                     ----------
                                                                      1,359,425
                                                                     ----------
LIQUOR (1.0%)
Anheuser Busch Cos., Inc..................................... 22,200  1,198,800
                                                                     ----------
RETAIL TRADE (5.6%)
Abercrombie & Fitch Co.*.....................................      3        132
Dayton Hudson Corp........................................... 20,200    722,150
Dillards Inc................................................. 17,300    489,806
Federated Department Stores Inc.*............................ 16,600    603,825
Home Depot Inc...............................................  7,500    296,250
J.C. Penney Co., Inc......................................... 16,500    741,469
Limited Inc.................................................. 14,560    319,410
May Department Stores Co..................................... 13,900    715,850
Sears Roebuck & Co........................................... 19,800    874,912
TJX Cos., Inc................................................ 23,600    420,375
Toys R Us Inc.*.............................................. 25,300    409,544
Wal Mart Stores Inc.......................................... 25,200  1,376,550
                                                                     ----------
                                                                      6,970,273
                                                                     ----------
TOYS & AMUSEMENTS (0.1%)
Mattel Inc...................................................  6,800    190,400
                                                                     ----------
                                                                      9,718,898
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                              SHARES   VALUE
                                                              ------ ----------
CONSUMER SERVICES (0.9%)
AIR TRAVEL (0.5%)
AMR Corp.*................................................... 11,600 $  643,075
                                                                     ----------
LEISURE TIME (0.4%)
Harrahs Entertainment Inc.*.................................. 32,000    426,000
Walt Disney Co...............................................  1,500     37,969
                                                                     ----------
                                                                        463,969
                                                                     ----------
                                                                      1,107,044
                                                                     ----------
ENERGY (5.8%)
DOMESTIC OIL (1.1%)
Ashland Inc..................................................  8,000    370,000
Phillips Petroleum Co........................................ 13,800    622,725
Sun Co., Inc.*............................................... 12,100    387,200
                                                                     ----------
                                                                      1,379,925
                                                                     ----------
GAS EXPLORATION (0.0%)
Union Pacific Resources Group Inc............................      1         12
                                                                     ----------
INTERNATIONAL OIL (4.4%)
Amoco Corp................................................... 24,800  1,336,100
Chevron Corp.................................................  3,000    252,188
Exxon Corp................................................... 21,000  1,473,937
Mobil Corp................................................... 18,100  1,374,469
Royal Dutch Petroleum Co. ADR**.............................. 19,600    933,450
                                                                     ----------
                                                                      5,370,144
                                                                     ----------
PETROLEUM SERVICES (0.4%)
Lyondell Petrochemical Co.................................... 23,300    518,425
                                                                     ----------
                                                                      7,268,506
                                                                     ----------
FINANCE (15.8%)
BANKS (4.7%)
Bank One Corporation......................................... 22,800    971,850
BankAmerica Corp.............................................  9,400    565,175
Bankamerica Corporation New..................................  7,600    406,600
Chase Manhattan Corp......................................... 24,000  1,038,000
Citicorp.....................................................  2,500    232,344
First Chicago Corp...........................................  2,600    178,100
First Union Corp.............................................  6,400    327,600
Fleet Financial Group Inc.................................... 12,200    895,937
J.P. Morgan & Co., Inc.......................................  8,200    693,925
Keycorp...................................................... 10,000    288,750
Republic New York Corp.......................................  5,800    229,100
                                                                     ----------
                                                                      5,827,381
                                                                     ----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------ -----------
FINANCIAL SERVICES (3.9%)
Countrywide Credit Industries Inc........................... 16,100 $   670,163
Federal Home Loan Mortgage Corp............................. 25,200   1,245,825
Federal National Mortgage Association....................... 27,600   1,773,300
Merrill Lynch & Co., Inc....................................  9,600     454,800
Morgan Stanley Dean Witter.................................. 16,215     698,258
                                                                    -----------
                                                                      4,842,346
                                                                    -----------
INSURANCE (6.7%)
Aetna Inc...................................................  9,600     667,200
Allstate Corp............................................... 28,600   1,192,262
Ambac Inc...................................................  1,600      76,800
American General Corp....................................... 18,852   1,204,171
American International Group Inc............................  2,925     225,225
Chubb Corp.................................................. 10,100     636,300
CIGNA Corp.................................................. 12,900     853,012
Foundation Health Systems Inc.*............................. 20,250     189,844
Lincoln National Corp.......................................  8,500     699,125
Loews Corp..................................................  3,100     261,563
MBIA Inc.................................................... 12,600     676,463
SAFECO Corp................................................. 14,600     608,638
St. Paul Cos. Inc........................................... 19,600     637,000
Torchmark Corp.............................................. 12,800     460,000
                                                                    -----------
                                                                      8,387,603
                                                                    -----------
SAVINGS AND LOAN (0.5%)
Golden West Financial Corp..................................  8,000     654,500
                                                                    -----------
                                                                     19,711,830
                                                                    -----------
GENERAL BUSINESS (0.2%)
BUSINESS SERVICES (0.2%)
DeLuxe Corp.................................................  9,900     281,531
                                                                    -----------
MISCELLANEOUS (2.7%)
CONGLOMERATES (1.4%)
Canadian Pacific Limited New ADR**.......................... 17,900     370,306
ITT Industries Inc.......................................... 15,400     521,675
Raytheon Company Class B.................................... 14,800     798,275
Textron Inc.................................................  1,800     109,125
                                                                    -----------
                                                                      1,799,381
                                                                    -----------
MISCELLANEOUS (1.3%)
Allegheny Energy Inc........................................ 17,500     552,344
Fdx Corporation*............................................ 15,000     676,875
Hartford Financial Services Group...........................  8,200     388,987
                                                                    -----------
                                                                      1,618,206
                                                                    -----------
                                                                      3,417,587
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                             SHARES    VALUE
                                                             ------ -----------
SHELTER (1.8%)
CONSTRUCTION MATERIALS (0.3%)
Masco Corp.................................................. 10,000 $   246,250
Owens Corning Fiberglas Corp................................  5,300     172,581
                                                                    -----------
                                                                        418,831
                                                                    -----------
FOREST PRODUCTS (1.2%)
Georgia Pacific Corp........................................ 15,500     707,188
Weyerhaeuser Co............................................. 18,900     797,344
                                                                    -----------
                                                                      1,504,532
                                                                    -----------
HOMEBUILDERS (0.3%)
Centex Corp.................................................  9,600     331,200
                                                                    -----------
                                                                      2,254,563
                                                                    -----------
TECHNOLOGY (13.6%)
AEROSPACE (2.1%)
Boeing Co................................................... 26,300     902,419
Litton Industries Inc.*..................................... 11,600     696,000
Lockheed Martin Corp........................................  6,300     635,119
Northrop Grumman Corp.......................................  5,000     365,000
Rockwell International Corp.................................  2,400      86,700
                                                                    -----------
                                                                      2,685,238
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT (5.9%)
Cisco Systems Inc.*......................................... 13,500     834,469
Hewlett Packard Co.......................................... 23,700   1,254,619
IBM Corp.................................................... 21,600   2,764,800
Quantum Corp.*.............................................. 33,100     525,462
Sun Microsystems Inc.*...................................... 21,600   1,075,950
Tech Data Corp.*............................................ 17,800     891,112
                                                                    -----------
                                                                      7,346,412
                                                                    -----------
ELECTRONICS (3.2%)
AMP Inc..................................................... 16,300     582,725
Intel Corp.................................................. 13,600   1,166,200
Lucent Technologies Inc..................................... 10,008     691,178
National Semiconductor Corp.*............................... 56,300     545,406
Raytheon Company Class A....................................     76       3,938
Teradyne Inc.*.............................................. 14,500     264,625
Thomas & Betts Corp......................................... 18,100     688,931
                                                                    -----------
                                                                      3,943,003
                                                                    -----------
SOFTWARE (2.4%)
Microsoft Corp.*............................................ 27,400   3,015,712
                                                                    -----------
                                                                     16,990,365
                                                                    -----------

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST
                            SCHEDULE OF INVESTMENTS

                               VALUE EQUITY FUND
                               SEPTEMBER 30, 1998
                                   UNAUDITED

                                                            SHARES    VALUE
                                                            ------ ------------
TRANSPORTATION (2.6%)
RAILROADS & EQUIPMENT (2.3%)
Burlington Northern Santa Fe Inc........................... 26,700 $    854,400
CSX Corp................................................... 19,700      828,631
Norfolk Southern Corp...................................... 18,100      526,031
Union Pacific Corp......................................... 14,200      605,275
                                                                   ------------
                                                                      2,814,337
                                                                   ------------
TRUCKING & FREIGHT FORWARDING (0.3%)
Ryder Systems Inc.......................................... 16,300      405,463
                                                                   ------------
                                                                      3,219,800
                                                                   ------------
UTILITIES (11.1%)
ELECTRIC UTILITIES (3.5%)
American Electric Power Co., Inc........................... 14,500      707,781
GPU Inc.................................................... 21,300      905,250
PG&E Corp.................................................. 26,200      836,763
Puget Sound Power & Light Co............................... 10,200      283,050
Unicom Inc................................................. 24,300      908,212
Wisconsin Energy Corp...................................... 24,000      757,500
                                                                   ------------
                                                                      4,398,556
                                                                   ------------
TELEPHONE (7.6%)
Alltel Corp................................................ 20,300      961,713
Ameritech Corp.............................................  7,100      336,363
AT&T Corp.................................................. 37,200    2,173,875
Bell Atlantic Corp......................................... 19,584      948,600
Bellsouth Corp.............................................  5,500      413,875
GTE Corp................................................... 27,300    1,501,500
SBC Communications Inc..................................... 44,400    1,973,025
United States West Incorporated New........................ 21,500    1,127,406
                                                                   ------------
                                                                      9,436,357
                                                                   ------------
                                                                     13,834,913
                                                                   ------------
TOTAL COMMON STOCK (cost $107,641,290).....................         120,979,233
                                                                   ------------

                                                          UNITS
                                                        ---------
SHORT TERM INVESTMENTS (COST $4,167,587) (3.3%)
State Street Bank Yield Enhanced Short Term Investment
 Fund.................................................  4,167,587     4,167,587
                                                                   ------------
TOTAL INVESTMENTS (COST $111,808,877) (100.4%)........              125,146,820
Liabilities less Other Assets (-0.4%).................                 (497,135)
                                                                   ------------
NET ASSETS (100.0%)...................................              124,649,685
                                                                   ============

--------
*Non-income producing security.
**An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described.

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                   UNAUDITED


                                           CONSERVATIVE  MODERATE   AGGRESSIVE
                                           ------------ ----------- -----------
ASSETS
 State Street Bank collective investment
  funds, at value: Stable Asset Return
  Fund (cost of $6,451,672 and $7,162,889
  and units of 6,451,672 and 7,162,889
  respectively)........................... $ 6,451,673  $ 7,162,889 $       --
 Intermediate Bond Fund (cost of
  $6,835,570, $18,920,073, and $7,497,533
  and units of 580,047, 1,655,973, and
  652,998 respectively)...................   7,526,952   21,488,669   8,473,606
 Value Equity Fund (cost of $1,497,637,
  $7,094,933, and $7,492,921 and units of
  75,687, 396,142, and 426,028
  respectively)...........................   1,505,390    7,879,178   8,473,606
 Growth Equity Fund (cost $1,412,634,
  $6,622,147, and $6,904,967 and units of
  3,835, 20,072, and 21,586 respectively).   1,505,390    7,879,178   8,473,605
 Index Equity Fund (cost of $2,932,845,
  $14,481,468, and $14,499,997 and units
  of 134,593, 736,477, and 757,602
  respectively)...........................   3,010,780   16,474,645  16,947,211
 International Equity Fund (cost of
  $1,612,287, $11,101,121, and $11,687,958
  and units of 84,460, 602,812, and
  633,883 respectively)...................   1,505,390   10,744,334  11,298,141
 Aggressive Equity fund (cost of
  $3,000,423 and units of 66,900
  respectively)...........................         --           --    2,824,535
Receivable for investments sold...........     217,496      951,805     811,538
Receivable for fund units sold............       7,865       84,035      45,253
                                           -----------  ----------- -----------
  Total assets............................  21,730,936   72,664,733  57,347,495
                                           -----------  ----------- -----------
LIABILITIES
Payable for investments purchased.........     225,361    1,035,840     856,791
Accrued expenses..........................       1,445        4,894       3,884
                                           -----------  ----------- -----------
  Total liabilities.......................     226,806    1,040,734     860,675
                                           -----------  ----------- -----------
NET ASSETS (equivalent to $13.66, $14.54,
 and $15.22 per unit based on 1,574,106,
 4,925,564, and 3,710,743 units
 outstanding respectively)................ $21,504,130  $71,623,999 $56,486,820
                                           ===========  =========== ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                            STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                   UNAUDITED

                                         CONSERVATIVE  MODERATE    AGGRESSIVE
                                         ------------ -----------  -----------
Investment Income.......................  $      --   $       --   $       --
Service fees............................      12,771       45,049       36,576
                                          ----------  -----------  -----------
Net investment loss.....................     (12,771)     (45,049)     (36,576)
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
  Net realized gain on investments sold.   1,693,931    4,288,195    2,924,850
  Change in net unrealized appreciation.    (644,704)  (1,422,931)  (2,109,377)
                                          ----------  -----------  -----------
    Net realized and unrealized gain on
     investments........................   1,049,227    2,865,264      815,473
Net increase in net assets resulting
 from operations........................  $1,036,456  $ 2,820,215  $   778,897
                                          ==========  ===========  ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                       STATEMENT OF CHANGES IN NET ASSETS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                   UNAUDITED

                                         CONSERVATIVE   MODERATE    AGGRESSIVE
                                         ------------  -----------  -----------
FROM OPERATIONS
  Net investment loss................... $   (12,771)  $   (45,049) $   (36,576)
  Net realized gain on investments......   1,693,931     4,288,195    2,924,850
  Net change in unrealized appreciation
   on investments.......................    (644,704)   (1,422,931)  (2,109,377)
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from
   operations...........................   1,036,456     2,820,215      778,897
                                         -----------   -----------  -----------
FROM UNITHOLDER TRANSACTIONS
  Proceeds from units issued............  10,053,162    11,695,641    9,337,993
  Cost of units redeemed................  (6,813,306)   (8,986,738)  (5,498,079)
                                         -----------   -----------  -----------
  Net increase in net assets resulting
   from unitholder transactions.........   3,239,856     2,708,903    3,839,914
                                         -----------   -----------  -----------
    Net increase in net assets..........   4,276,312     5,529,118    4,618,811
NET ASSETS
  Beginning of period...................  17,227,818    66,094,881   51,868,009
                                         -----------   -----------  -----------
  End of period......................... $21,504,130   $71,623,999  $56,486,820
                                         ===========   ===========  ===========
NUMBER OF UNITS
  Outstanding--beginning of period......   1,328,560     4,744,620    3,478,382
    Sold................................     741,410       786,999      576,045
    Redeemed............................    (495,864)     (606,055)    (343,684)
                                         -----------   -----------  -----------
  Outstanding--end of period............   1,574,106     4,925,564    3,710,743
                                         ===========   ===========  ===========

         AMERICAN BAR ASSOCIATION MEMBERS/STATE STREET COLLECTIVE TRUST

                          STRUCTURED PORTFOLIO SERVICE

                            PER-UNIT DATA AND RATIOS

                    FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                                   UNAUDITED

For a unit outstanding throughout the
 period:*
                                               CONSERVATIVE MODERATE  AGGRESSIVE
                                               ------------ --------  ----------
Investment income............................     $ 0.00     $ 0.00     $ 0.00
Expenses.....................................      (0.01)     (0.01)     (0.01)
                                                  ------     ------     ------
Net investment loss..........................      (0.01)     (0.01)     (0.01)
Net realized and unrealized gain on
 investments.................................       0.70       0.62       0.32
                                                  ------     ------     ------
Net increase in unit value...................       0.69       0.61       0.31
Net asset value at beginning of period.......      12.97      13.93      14.91
                                                  ------     ------     ------
Net asset value at end of period.............     $13.66     $14.54     $15.22
                                                  ======     ======     ======
Ratio of expenses to average net assets**....       0.08 %     0.08 %     0.07 %
Ratio of net investment income to average net
 assets**....................................      (0.08)%    (0.08)%    (0.07)%
Portfolio turnover*** ****...................      42.23 %    22.95 %    17.38 %
Total return****.............................       5.32 %     4.38 %     2.08 %
Net assets at end of period (in thousands)...     21,504     71,624     56,487

--------
   * Calculations prepared using the monthly average number of units outstanding during the year.
  ** Ratios annualized.
 *** Reflects purchases and sales of units of the funds in which the portfolio invests rather than the turnover of such underlying funds.
**** Not annualized

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table (all amounts except the registration fee are estimated):

   Registration fee................................................. $  556,000
   Accountant's fees and expenses...................................     20,000
   Legal fees and expenses..........................................     75,000
   Printing and mailing expenses....................................    379,000
   Blue Sky fees and expenses.......................................     20,000
   Miscellaneous....................................................     50,000
                                                                     ----------
     Total.......................................................... $1,100,000
                                                                     ==========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  State Street's By-Laws provide that State Street shall indemnify each person who is or was a director, officer, employee or other agent of State Street against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements reasonably incurred by such persons in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such action was in the best interests of State Street.

  State Street Corporation, the parent company of State Street, carries director and officer liability insurance that protects directors and officers from losses arising out of actual or alleged negligence or imprudent acts or omissions while they are directing or managing the affairs of State Street Corporation.

  State Street Corporation also carries bankers professional liability insurance which protects State Street and State Street Corporation against losses resulting from actual or alleged wrongful acts committed in connection with rendering a professional service.

  Each of the Investment Advisor Agreements between State Street and the Investment Advisors provides that to the extent permitted by applicable law, the Investment Advisor agrees to indemnify and hold harmless State Street for any losses, damages or expenses resulting from (1) any recommendation of the Investment Advisor or based on information provided by the Investment Advisor,
(2) the Investment Advisor's failure to provide correct and timely information or to make recommendations on a timely basis as provided in the applicable Agreement and (3) any disclosure relating to the Investment Advisor or the services provided by the Investment Advisor with respect to a Fund which the Investment Advisor has prepared, approved in writing or has not disapproved within five (5) business days following transmission to a person designated by the Investment Advisor to review such disclosure; provided, however, that the Investment Advisor shall not be required to indemnify and hold harmless State Street to the extent that such losses, damages or expenses result from an act or omission of the Investment Advisor with respect to which the Investment Advisor not only has used such care, skill, prudence and diligence as a reasonably prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, but also has otherwise acted in accordance with the Investment Advisor Agreement.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  Since December 1995, the Collective Trust has issued an aggregate of approximately $1,085,743,827 of unregistered Units. Such Units were offered and sold in reliance upon the exemption from registration under Rule 180 promulgated under the Securities Act relating to exemption from registration of interests and participations issued in connection with certain H.R. 10 plans.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
    3.1      American Bar Association Members/State Street Collective
             Trust, Declaration of Trust by State Street Bank and Trust
             Company, amended and restated December 5, 1991, with
             Exhibits 1-5 attached thereto, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    3.2      American Bar Association Members/State Street Collective
             Trust, Amendment to Declaration of Trust by State Street
             Bank and Trust Company dated July 31, 1995, with Exhibits 1-
             9 attached thereto, included as Exhibit 3.2 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.3      American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declarations dated as of
             April 12, 1996 for each of the Aggressive Equity Fund, the
             Balanced Fund, the Growth Equity Fund, the Index Equity
             Fund, the Intermediate Bond Fund, the International Equity
             Fund and the Value Equity Fund, included as Exhibit 3.3 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.4      American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of April 11, 1997, for the Stable Asset Return Fund.
    4.1      American Bar Association Members/State Street Collective
             Trust, Fund Declaration for each Fund and the Structured
             Portfolio Service, included in Exhibits No. 3.1, 3.2, 3.3 or
             3.4.
    5.1**    Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
             regarding the legality of the Units registered.
    5.2**    Opinion of Goodwin, Procter & Hoar LLP regarding matters of
             Massachusetts law.
   10.1      Trust Agreement of the American Bar Association Members
             Retirement Trust, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and State Street Bank and Trust Company, included as Exhibit
             10.1 to Registrant's Form 10-K for the year ended December
             31, 1991 and incorporated herein by reference thereto.
   10.2      Trust Agreement of the American Bar Association Members
             Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.3      Amendment to the American Bar Association Members Retirement
             Trust dated July 31, 1995 by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.3 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
  10.4       Amendment to the American Bar Association Members Pooled
             Trust for Retirement Plans dated July 31, 1995 by and
             between the American Bar Retirement Association and State
             Street Bank and Trust Company, included as Exhibit 10.4 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
  10.5       American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01, as approved by the Internal Revenue Service on December 16, 1996 .
  10.6       American Bar Association Members Defined Benefit Pension
             Plan--Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective
             Amendment No. 1 to Registrant's Registration Statement on
             Form S-1 No. 33-42274 and incorporated herein by reference thereto.
  10.7*      Administrative and Investment Services Agreement effective
             January 1, 1999, between State Street Bank and Trust Company and the American Bar Retirement Association.
  10.8       Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Growth Equity
             Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
  10.9       Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM
             Capital Management relating to the Growth Equity Fund,
             included as Exhibit 10.8 to Registrant's Annual Report on
             Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
  10.10      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Aggressive
             Equity Fund, included as Exhibit 10.9 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
  10.11      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit
             Investment Associates, Inc. relating to the Aggressive
             Equity Fund, included as Exhibit 10.10 to Registrant's
             Annual Report on Form 10-K for the year ended December 31,
             1991 and incorporated herein by reference thereto.
  10.12      Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and
             Miller, Anderson & Sherrerd relating to the Balanced Fund, included as Exhibit 10.13 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.
  10.13      Investment Advisor Agreement effective as of November 1,
             1992 by and between State Street Bank and Trust Company and
             Lincoln Capital Management Company relating to the Balanced
             Fund, included as Exhibit 10.14 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.
  10.14      Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Balanced
             Fund, included as Exhibit 10.1 to Registrant's Quarterly
             Report on Form
             10-Q for the quarter ended June 30, 1997 and incorporated
             herein by reference thereto.

 EXHIBIT NO.                   DESCRIPTION OF DOCUMENT
 -----------                   -----------------------
  10.15      Investment Advisor Agreement dated July 31, 1995 by and
             between State Street Bank and Trust Company and Sanford
             Bernstein & Co. Inc. relating to the Value Equity Fund,
             included as Exhibit 10.17 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.16      Plan of Merger effective as of September 5, 1995 merging
             Blended Rate Fund with and into Enhanced Short Term
             Investment Fund, included as Exhibit 10.18 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
  10.17      Investment Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and
             Bankers Trust Company relating to the Growth Equity Fund,
             included as Exhibit 10.2 to the Registrant's Quarterly
             report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.
  23.1**     Consent of Paul, Weiss, Rifkind, Wharton & Garrison,
             included in the opinion filed as Exhibit 5.1.
  23.2**     Consent of Goodwin, Procter & Hoar LLP, included in the
             opinion filed as Exhibit 5.2.
  23.3*      Consent of Price Waterhouse.
  24.1*      Power of Attorney.
  27.1*      Financial Data Schedule--Aggressive Equity Fund
  27.2*      Financial Data Schedule--Balanced Fund
  27.3*      Financial Data Schedule--Growth Equity Fund
  27.4*      Financial Data Schedule--Index Equity Fund
  27.5*      Financial Data Schedule--Intermediate Bond Fund
  27.6*      Financial Data Schedule--International Fund
  27.7*      Financial Data Schedule--Stable Asset Return Fund
  27.8*      Financial Data Schedule--Value Equity Fund
  27.9*      Financial Data Schedule--Structured Portfolio
              Service Conservative Portfolio
  27.10*     Financial Data Schedule--Structured Portfolio
              Service Moderate Portfolio
  27.11*     Financial Data Schedule--Structured Portfolio
              Service Aggressive Portfolio

--------
*Filed herewith.
**To be filed by amendment.

(b) Financial Statement Schedules and Related Reports

    A Schedule of Investments for each of the Aggressive Equity Fund, the Balanced Fund, the Growth Equity Fund and the Value Equity Fund is filed as part of this Registration Statement. See "Index to Financial Statements."

  All other schedules and reports are omitted because they are not applicable or not required, or because the information required therein is included in the financial statements or the notes thereto.

ITEM 17. UNDERTAKINGS.

  The undersigned registrant hereby undertakes:

  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The Registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospecctus filed by the Company pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, COMMONWEALTH OF MASSACHUSETTS, ON DECEMBER 21, 1998.

                                         AMERICAN BAR ASSOCIATION MEMBERS/
                                          STATE STREET COLLECTIVE TRUST

                                              /s/ James S. Phalen
                                         By: __________________________________
                                            Name: James S. Phalen
                                            Title:  President and Chief
                                                  Executive Officer


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                       TITLE                 DATE

        /s/ James S. Phalen           President and Chief      December 21,
------------------------------------   Executive Officer           1998
          JAMES S. PHALEN              of the American
                                       Bar Association
                                       Members/State
                                       Street Collective
                                       Trust (Principal
                                       Executive Officer)

         /s/ Nancy P. Antin           Vice President and       December 21,
------------------------------------   Chief Financial             1998
           NANCY P. ANTIN              Officer of the
                                       American Bar
                                       Association
                                       Members/State
                                       Street Collective
                                       Trust (Principal
                                       Financial Officer)

        /s/ Susan C. Daniels          Treasurer and Chief      December 21,
------------------------------------   Accounting Officer          1998
          SUSAN C. DANIELS             of the American
                                       Bar Association
                                       Members/State
                                       Street Collective
                                       Trust (Principal
                                       Accounting
                                       Officer)

              SIGNATURE                         TITLE                DATE

                                        Director of State
-------------------------------------    Street Bank and
         TENLEY E. ALBRIGHT              Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
        I. MACALLISTER BOOTH             Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
         MARSHALL N. CARTER              Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
         JAMES I. CASH, JR.              Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
          TRUMAN S. CASNER               Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
         NADER F. DAREHSHORI             Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
         ARTHUR L. GOLDSTEIN             Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
           DAVID P. GRUBER               Trust Company


              SIGNATURE                         TITLE                DATE

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
           CHARLES F. KAYE               Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
          JOHN M. KUCHARSKI              Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
         CHARLES R. LAMANTIA             Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
           DAVID B. PERINI               Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
          DENNIS J. PICARD               Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
           DAVID A. SPINA                Trust Company

                  *                     Director of State        December 21,
-------------------------------------    Street Bank and             1998
         DIANA CHAPMAN WALSH             Trust Company

       /s/ Nicholas A. Lopardo
*By _________________________________
      NAME: NICHOLAS A. LOPARDO
          ATTORNEY-IN-FACT

    /s/ Maureen Scannell Bateman
*By _________________________________
   NAME: MAUREEN SCANNELL BATEMAN
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
    3.1      American Bar Association Members/State Street Collective
             Trust, Declaration of Trust by State Street Bank and Trust
             Company, amended and restated December 5, 1991, with
             Exhibits 1-5 attached thereto, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    3.2      American Bar Association Members/State Street Collective
             Trust, Amendment to Declaration of Trust by State Street
             Bank and Trust Company dated July 31, 1995, with Exhibits 1-
             9 attached thereto, included as Exhibit 3.2 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.3      American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declarations dated as of
             April 12, 1996 for each of the Aggressive Equity Fund, the
             Balanced Fund, the Growth Equity Fund, the Index Equity
             Fund, the Intermediate Bond Fund, the International Equity
             Fund and the Value Equity Fund, included as Exhibit 3.3 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
    3.4      American Bar Association Members/State Street Collective
             Trust, Amended and Restated Fund Declaration, dated as of
             April 11, 1997 for the Stable Asset Return Fund.
    4.1      American Bar Association Members/State Street Collective
             Trust, Fund Declaration for each Fund and the Structured
             Portfolio Service, included in Exhibits No. 3.1, 3.2, 3.3 or
             3.4.
    5.1**    Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
             regarding the legality of the Units registered.
    5.2**    Opinion of Goodwin, Procter & Hoar LLP regarding matters of
             Massachusetts law.
   10.1      Trust Agreement of the American Bar Association Members
             Retirement Trust, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and State Street Bank and Trust Company, included as Exhibit
             10.1 to Registrant's Form 10-K for the year ended December
             31, 1991 and incorporated herein by reference thereto.
   10.2      Trust Agreement of the American Bar Association Members
             Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.3      Amendment to the American Bar Association Members Retirement
             Trust dated July 31, 1995 by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.3 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
   10.4      Amendment to the American Bar Association Members Pooled
             Trust for Retirement Plans dated July 31, 1995 by and
             between the American Bar Retirement Association and State
             Street Bank and Trust Company, included as Exhibit 10.4 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   10.5      American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01, as approved by the Internal Revenue Service on December 16, 1996.

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
   10.6      American Bar Association Members Defined Benefit Pension
             Plan--Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective
             Amendment No. 1 to Registrant's Registration Statement on
             Form S-1 No. 33-42274 and incorporated herein by reference thereto.
    10.7*    Administrative and Investment Services Agreement effective
             January 1, 1999, between State Street Bank and Trust Company and the American Bar Retirement Association.
    10.8     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Growth Equity
             Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
    10.9     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM
             Capital Management relating to the Growth Equity Fund,
             included as Exhibit 10.8 to Registrant's Annual Report on
             Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
   10.10     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Aggressive
             Equity Fund, included as Exhibit 10.9 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.11     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit
             Investment Associates, Inc. relating to the Aggressive
             Equity Fund, included as Exhibit 10.10 to Registrant's
             Annual Report on Form 10-K for the year ended December 31,
             1991 and incorporated herein by reference thereto.
   10.12     Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and
             Miller, Anderson & Sherrerd relating to the Balanced Fund, included as Exhibit 10.13 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.
   10.13     Investment Advisor Agreement effective as of November 1,
             1992 by and between State Street Bank and Trust Company and
             Lincoln Capital Management Company relating to the Balanced
             Fund, included as Exhibit 10.14 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.
   10.14     Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Balanced
             Fund, included as Exhibit 10.1 to Registrant's Quarterly
             Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.
   10.15     Investment Advisor Agreement dated July 31, 1995 by and
             between State Street Bank and Trust Company and Sanford
             Bernstein & Co. Inc. relating to the Value Equity Fund,
             included as Exhibit 10.17 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.

 EXHIBIT NO.                    DESCRIPTION OF DOCUMENT
 -----------                    -----------------------
 10.16       Plan of Merger effective as of September 5, 1995 merging
             Blended Rate Fund with and into Enhanced Short Term
             Investment Fund, included as Exhibit 10.18 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
 10.17       Investor Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and Bankers
             Trust Company relating to the Growth Equity Fund, included as Exhibit 10.2 to the Registrant's Quarterly Report on Form
             10-Q for the quarter ended June 30, 1997 and incorporated
             herein by reference thereto.
 23.1**      Consent of Paul, Weiss, Rifkind, Wharton & Garrison,
             included in the opinion filed as Exhibit 5.1.
 23.2**      Consent of Goodwin, Procter & Hoar LLP, included in the
             opinion filed as Exhibit 5.2.
 23.3*       Consent of Price Waterhouse.
 24.1*       Power of Attorney.
 27.1*       Financial Data Schedule--Aggressive Equity Fund
 27.2*       Financial Data Schedule--Balanced Fund
 27.3*       Financial Data Schedule--Growth Equity Fund
 27.4*       Financial Data Schedule--Index Equity Fund
 27.5*       Financial Data Schedule--Intermediate Bond Fund
 27.6*       Financial Data Schedule--International Fund
 27.7*       Financial Data Schedule--Stable Asset Return Fund
 27.8*       Financial Data Schedule--Value Equity Fund
 27.9*       Financial Data Schedule--Structured Portfolio
              Service Conservative Portfolio
 27.10*      Financial Data Schedule--Structured Portfolio
              Service Moderate Portfolio
 27.11*      Financial Data Schedule--Structured Portfolio
              Service Aggressive Portfolio

--------
*Filed herewith.
**To be filed by amendment.